Life is full of surprises and having someone guide you through difficult financial circumstances that may surface as a result can be comforting. Leslie Meyers got a few of life's surprises in 1993 - she was diagnosed with a life-threatening disease and was told she had very little time let to live. However, Leslie proved her doctors wrong and beat the odds with the help of her friends, family, inner strength and determination.


Tough decisions aren't so tough with the help of someone you trust. . .


The Dilemma
Imagine having a life-threatening disease with very unpleasant side effects, some of which include crippling of the body, difficulty walking and the inability to work. It may be hard for some of us to imagine, but Leslie didn't have to - she was living it. Due to her health problems, Leslie was offered early retirement from her employer, but wasn't certain if that was the right option for her. At the time, she was only 51 and worried about how she would provide for herself and her family without working. Leslie needed to know if her retirement funds would last, if she would be penalized for early withdrawals and if her money would continue to grow so she could have something to leave her family.

Now What?
The answers to her questions became evident when she met with a registered representative from Princor Financial Services Corporation. Since Leslie was not legal retirement age yet, her first question was whether or to she would have to pay penalty taxes if she started withdrawing from her retirement account. After several discussions and further investigation, the registered representative realized that Leslie didn't have to worry about penalty taxes because she was classified by Social Security as disabled. Leslie was relieved to learn that if she withdrew her retirement money she would only have to pay income tax and not the penalty tax. With that issue resolved, Leslie could concentrate on an investment plan.

How Did She Do It?
Because she wasn't comfortable with a lot of risk, Leslie wanted to invest very conservatively. Her two main investment goals were to make her money last the rest of her life and to leave an estate for her son. Leslie decided, with the guidance of her registered representative, on an investment mix where her money would work for her to help reach her investment goals.

Leslie's investment portfolio consisted of four domestic growth funds (Principal Utilities, Principal Balanced, Principal Capital Value, and Principal MidCap Funds), two income-oriented funds (Principal Government Securities Income and Principal Bond Funds), and one international growth-oriented fund (Principal International Fund), all Class A shares. The funds Leslie chose are mostly conservative funds with a few more aggressive funds interspersed to allow for diversification and additional growth potential.

The Results
Leslie is extremely happy with the results her investments have given her over the last seven years. On June 30, 1993, Leslie established her account with $175,000, investing $25,000 in each of the funds previously mentioned. One month later, Leslie started withdrawing $185 from each fund for a monthly total of $1,295. Even with the total withdraws equaling $112,665, Leslie's account balance as of September 30, 2000, was $183,489 - almost $8,500 more than she initially invested! According to Leslie, her financial goals have been achieved.

Happily Ever After
No matter what surprise life may throw at Leslie next, she feels secure knowing that her money is invested, providing her income and growing. And, even though she is comfortable with this knowledge, Leslie periodically meets with her registered representative to: review her account to make sure she is on track; evaluate her investment portfolio and discuss possible changes; and review her beneficiaries and trust provisions.

As you can see, Leslie's tough decisions weren't so tough with a registered representative from Princor Financial Services Corporation helping her along the way.

This story does not represent an actual investor, but does reflect the actual investment results of the Principal Mutual Funds mentioned. Past results do not guarantee future performance. Share values fluctuate so that the value at redemption may be more or less than original cost. IRA withdrawals made before age 59-1/2 may be subject to tax penalties. Investors should consider their own investment objectives when considering which funds to purchase, rather than relying on the scenario presented here.

--------------------------------------------- -------------------------------------------------------------------------
                                                         Average Annual Returns through September 30, 2000
                                                                      Including Sales Charges
                                              -------------------------------------------------------------------------

                                               Inception Date      1 yr.       5 yr.       10 yr.     Since Inception
Principal Balanced Fund-A                        12/18/1987        -0.03%       8.68%      11.32%         9.69%
--------------------------------------------- ------------------ ----------- ----------- ----------- ------------------
Principal Bond Fund-A                            12/18/1987        -1.44%       4.14%       7.34%         7.74%
--------------------------------------------- ------------------ ----------- ----------- ----------- ------------------
Principal Capital Value Fund-A                   08/19/1969        -7.99%      10.11%      13.29%        11.95%
--------------------------------------------- ------------------ ----------- ----------- ----------- ------------------
Principal Gov. Sec. Inc. Fund-A                  05/21/1985         1.86%       5.24%       7.27%         8.27%
--------------------------------------------- ------------------ ----------- ----------- ----------- ------------------
Principal International Fund-A                   08/12/1982         1.68%      10.63%      12.16%         9.90%
--------------------------------------------- ------------------ ----------- ----------- ----------- ------------------
Principal MidCap Fund-A                          12/18/1987        30.54%      12.45%      18.10%        18.10%
--------------------------------------------- ------------------ ----------- ----------- ----------- ------------------
Principal Utilities Fund-A                       12/16/1992        15.94%      16.19%       N/A          12.63%

--------------------------------------------- ------------------ ----------- ----------- ----------- ------------------

Class A share returns assume the reinvestment of all distributions, the maximum 4.75% sales charge and a .25% annual distribution fee. Prior to 12/9/94, the maximum sales charge was 5%. The figures represent returns that take this sales charge into account prior to that date.

Investments in Principal MidCap Fund may be subject to more abrupt or erratic market movements and greater risks than other stock fund investments. Principal International Fund shares are subject to volatility caused by exchange rates, foreign economies and taxation. Principal Utilities Fund is subject to market conditions directly related to the utilities industry. While the underlying securities of Principal Government Securities Income Fund are guaranteed by the U.S. Government as to the timely payment of principal and interest, Fund shares are not.

A Message To Shareholders

Dear Shareholder:

More than thirty years in business has given Principal Mutual Funds a long history and a solid foundation of which we are very proud. In order to continue to provide innovative solutions to your investing needs, we recognized that some changes were necessary. Here is a summary of the changes that Principal Mutual Funds implemented over the past six months.

Expanded our line of investment managers. We expanded our Principal Partners Funds (funds managed by advisors unaffiliated with the Principal Financial Group(R)) to include Turner Investment Partners (Principal Partners MidCap Growth Fund), and Duncan Hurst Capital Management (Principal Partners LargeCap Growth Fund). These additions, along with Principal Partners Aggressive Growth Fund managed by Morgan Stanley Dean Witter Investment Management, offer you more ways to diversify by management style. These managers were selected for a variety of reasons, including their proven investment track records.

In addition, we began offering two more international funds (Principal European Equity Fund and Principal Pacific Basin Fund) managed by BT Funds Management (International) Ltd. BT Funds Management, located in Sydney, Australia, is Australia's largest mutual fund company, and a member of the Principal Financial Group.

Added desired investment funds. You asked for it, and we delivered. Principal LargeCap Stock Index Fund was introduced in March 2000. This fund invests primarily in the common stocks of those firms included in the Standard & Poor's 500 Stock Index.

Hired new portfolio managers. As part of our continued efforts to incorporate the expertise of managers around the globe, we welcomed Mary Sunderland as the new Portfolio Manager for the Principal Growth Fund. Mary and her New York-based staff have experienced success since assuming portfolio control. In addition, Bill Nolin was named manager of the Principal MidCap Fund, and Tom Morabito was named Co-Manager of the Principal SmallCap Fund.

Revised and improved investment processes. We took a hard look at the investment processes used in our funds. As a result, the processes for some funds were modified. For example, the stock selection process for Principal Capital Value Fund was altered to screen a stock's price earnings ratio relative to its industry rather than the market as a whole. Principal Blue Chip Fund changed its focus on equities with a rising dividend stream to stocks with good long-term growth potential.

New senior executives. Three new executives were added recently and several others were named to key positions. At Principal Mutual Funds, Ron Danilson came to us as Executive Vice President and Chief Operating Officer, and Kirk Tibbetts was named Senior Vice President and Chief Financial Officer.

At Invista Capital Management, a fellow member of the Principal Financial Group and provider of portfolio management services for many of our funds, Rollin Woltjen was appointed President, Scott Opsal was named Chief Investment Officer and Mark Williams became Director of Research. Scott and Mark previously were seasoned members of Invista's portfolio management team. Prior to joining Invista, Rollin was President of a prominent investment consulting firm.

Looking forward. This has been a busy year, but we're not finished yet. More great things lie ahead, including additional Partners Funds that will include new investment management firms.

We understand what you're working for and believe that by providing a broad array of investment styles, managers, asset classes, allocation services, and investment options we can help you achieve your financial goals. We live in a world of dynamic, global financial markets and understand that innovative change is required to compete in those markets. We embrace that philosophy and incorporate it into how we run our business each day. We appreciate your continued confidence.

Sincerely,



/s/ Ralph C. Eucher                                   /s/ Ron Danilson
Ralph C. Eucher                                       Ron Danilson
President                                             Executive Vice President
Principal Mutual Funds                                Principal Mutual Funds


                             Principal Mutual Funds Performance
                              Average Annual Total Returns
                                 As of October 31, 2000

                                     1 Year               5 Years             10 Years
                                 with     without     with    without     with      without
                                 sales     sales      sales    sales      sales      sales
        A Shares of:            charge    charge     charge   charge     charge     charge

Balanced                        (2.44)%    2.40%    8.64%     9.71%      11.38%     11.92%
Blue Chip                       (7.23)    (2.60)   13.44     14.55       12.16(a)   12.73(a)
Bond                            (1.66)     3.23     3.69      4.71        7.23       7.76
Capital Value                  (10.67)    (6.20)   11.01     12.09       13.91      14.46
European Equity                (17.24)(b)(13.10)(b)
Government Securities Income     2.04      7.09     5.19      6.21        7.22       7.74
Growth                           7.29     12.64    15.77     16.90       18.91      19.49
High Yield                      (7.72)    (3.12)    2.92      3.92        7.69       8.22
International                   (1.85)     3.04    10.64     11.71       11.26      11.80
International Emerging Markets  (2.53)     2.36    (3.12)(c) (1.63)(c)
International SmallCap          15.48     21.21    20.33(c)  22.18(c)
LargeCap Stock Index             3.42(d)   4.96(d)
Limited Term Bond                4.30      5.94     4.94(e)   5.28(e)
MidCap                          23.07     29.21    12.45     13.56       18.23      18.81
Pacific Basin                  (18.00)(b)(13.90)(b)
Partners Aggressive Growth       8.19(f)  13.60(f)
Partners LargeCap Growth       (24.32)(d)(20.55)(d)
Partners MidCap Growth         (16.83)(d)(12.68)(d)
Real Estate                     16.01     21.86    (2.23)(g) (0.53)(g)
SmallCap                         4.63      9.89     6.13(g)   7.96(g)
Tax-Exempt Bond                  0.81      5.81     3.87      4.89        6.25       6.76
Utilities                        6.77     12.09    14.85     15.98       12.02(h)   12.71(h)

                                     1 Year               5 Years             10 Years
                                 with     without     with     without    with      without
        B Shares of:             CDSC*     CDSC*      CDSC*     CDSC*     CDSC*     CDSC*

Balanced                        (2.22)%    1.61%     8.56%     8.84%    10.53%(i)  10.63%(i)
Blue Chip                       (7.13)    (3.30)    13.42     13.66     16.00(i)   16.08(i)
Bond                            (1.40)     2.45      3.59      3.90      6.11(i)    6.24(i)
Capital Value                  (10.40)    (7.03)    10.86     11.12     13.50(i)   13.59(i)
European Equity                (16.86)(b)(13.40)(b)
Government Securities Income     2.32      6.32      5.12      5.44      7.16(i)    7.28(i)
Growth                           7.79     11.79     15.96     16.18     18.90(i)   18.97(i)
High Yield                      (7.56)    (4.04)     2.67      2.95      4.40(i)    4.52(i)
International                   (1.09)     2.43     10.61     10.88     10.79(i)   10.90(i)
International Emerging Markets  (2.47)     1.53     (3.14)(c) (2.20)(c)
International SmallCap          16.43     20.43     20.96(c)  21.58(c)
LargeCap Stock Index             3.41(d)   4.66(d)
Limited Term Bond                4.44      5.69      4.79(e)   4.88(e)
MidCap                          24.63     28.63     12.72     12.97     16.71(i)   16.79(i)
Pacific Basin                  (17.34)(b)(13.90)(b)
Partners Aggressive Growth       8.80(f)  12.80(f)
Partners LargeCap Growth       (24.10)(d)(20.94)(d)
Partners MidCap Growth         (16.63)(d)(13.16)(d)
Real Estate                     17.00     21.00     (2.10)(g) (1.13)(g)
SmallCap                         5.21      9.14      6.33(g)   7.27(g)
Tax-Exempt Bond                  1.69      5.69      3.99      4.33      6.48(i)    6.61(i)
Utilities                        7.30     11.30     14.90     15.12     16.83(i)   16.91(i)

* Contingent Deferred Sales Charge

                              Average Annual Total Returns
                                 As of October 31, 2000
                                     1 Year                5 Year
                                 with     without     with      without
                                 sales     sales      sales      sales
        C Shares of:            charge    charge     charge     charge

Balanced                        (0.92)%    0.03%    (3.49)%(j) (3.49)%(j)
Blue Chip                       (4.23)    (3.27)    (3.40)(j)  (3.40)(j)
Bond                             0.26      1.22      0.61(j)    0.61(j)
Capital Value                   (9.26)    (8.43)   (11.62)(j) (11.62)(j)
European Equity                (14.37)(b)(13.50)(b)
Government Securities Income     4.41      5.41      4.88(j)    4.88(j)
Growth                          10.38     11.38      5.34(j)    5.34(j)
High Yield                      (7.50)    (6.64)    (5.71)(j)  (5.71)(j)
International                    0.52      1.40      4.02(j)    4.02(j)
International Emerging Markets   0.64      1.64     (2.18)(j)  (2.18)(j)
International SmallCap          17.71     18.71     28.51(j)   28.51(j)
LargeCap Stock Index             4.26(d)   4.76(d)
Limited Term Bond                5.22      5.72      4.90(j)    4.90(j)
MidCap                          25.78     26.78     11.87(j)   11.87(j)
Pacific Basin                  (14.86)(b)(14.00)(b)
Partners Aggressive Growth      11.80(f)  12.80(f)
Partners LargeCap Growth       (21.73)(d)(20.94)(d)
Partners MidCap Growth         (14.03)(d)(13.16)(d)
Real Estate                     20.01     21.01      6.41(j)    6.41(j)
SmallCap                         8.06      9.04      7.91(j)    7.91(j)
Tax-Exempt Bond                  2.64      3.63      0.70(j)    0.70(j)
Utilities                        8.78      9.78      6.85(j)    6.85(j)


        R Shares of:            1 Year                5 Years

Balanced                         1.92%               8.39%(e)
Blue Chip                       (3.07)              12.80(e)
Bond                             2.85                4.41(e)
Capital Value                   (6.66)               9.73(e)
European Equity                (13.40)(b)
Government Securities Income     6.63                5.61(e)
Growth                          12.09               15.44(e)
High Yield                      (3.78)               2.31(e)
International                    2.54               10.12(e)
International Emerging Markets   2.04               (1.76)(c)
International SmallCap          21.01               22.21(c)
LargeCap Stock Index             4.56(d)
Limited Term Bond                5.38                4.75(e)
MidCap                          28.63               11.78(e)
Pacific Basin                  (13.90)(b)
Partners Aggressive Growth      13.10(f)
Partners LargeCap Growth       (20.74)(d)
Partners MidCap Growth         (12.97)(d)
Real Estate                     21.40               (0.75)(g)
SmallCap                         9.53                7.74(g)
Utilities                       11.43               14.73(e)

(a)      Partial period, from effective date 3/1/91
(b)      Partial period, from effective date 5/1/00
(c)      Partial period, from effective date 8/29/97
(d)      Partial period, from effective date 3/1/00
(e)      Partial period, from effective date 2/29/96
(f)      Partial period, from effective date 11/1/99
(g)      Partial period, from effective date 12/31/97
(h)      Partial period, from effective date 12/16/92
(i)      Partial period, from effective date 12/9/94
(j)      Partial period, from effective date 6/30/99


Total return represents the overall performance of an investment for a specific period of time, assuming the reinvestment of dividends and capital gains and after applicable expenses. Average annual total returns for A shares are with and without maximum 4.75% (1.50% for the Limited Term Bond and LargeCap Stock Index Funds) sales charge. Average annual total returns for B shares are with and without maximum 4.0% (1.25% for the Limited Term Bond and LargeCap Stock Index Funds) contingent deferred sales charge. The returns for Class C shares are shown with and without maximum 1.00% (0.50% for the Limited Term Bond and LargeCap Stock Index Funds) contingent deferred sales charge. The returns reflect past performance. Past performance does not predict future performance. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                                                           Table of Contents
                                                                        Page
Portfolio Managers' Comments........................................      5
Growth Funds (Domestic) Financial Statements and Highlights
   Statements of Assets and Liabilities.............................     30
   Statements of Operations.........................................     34
   Statements of Changes in Net Assets..............................     38
   Notes to Financial Statements....................................     42
   Schedules of Investments
     Balanced Fund..................................................     52
     Blue Chip Fund.................................................     57
     Capital Value Fund.............................................     58
     Growth Fund....................................................     60
     LargeCap Stock Index Fund......................................     61
     MidCap Fund....................................................     69
     Partners Aggressive Growth Fund................................     71
     Partners LargeCap Growth Fund..................................     73
     Partners MidCap Growth Fund....................................     74
     Real Estate Fund...............................................     76
     SmallCap Fund..................................................     77
     Utilities Fund.................................................     80
   Financial Highlights.............................................     82
Growth Funds (International) Financial Statements and Highlights
   Statements of Assets and Liabilities.............................    110
   Statements of Operations.........................................    112
   Statements of Changes in Net Assets..............................    114
   Notes to Financial Statements....................................    116
   Schedules of Investments
     European Equity Fund...........................................    126
     International Emerging Markets Fund............................    128
     International Fund.............................................    131
     International SmallCap Fund....................................    133
     Pacific Basin Fund.............................................    136
   Financial Highlights.............................................    138
Income Funds Financial Statements and Highlights
   Statements of Assets and Liabilities.............................    150
   Statements of Operations.........................................    152
   Statements of Changes in Net Assets..............................    154
   Notes to Financial Statements....................................    156
   Schedules of Investments
     Bond Fund......................................................    164
     Government Securities Income Fund..............................    167
     High Yield Fund................................................    168
     Limited Term Bond Fund.........................................    170
     Tax-Exempt Bond Fund...........................................    172
   Financial Highlights.............................................    176
Money Market Fund Financial Statements and Highlights
   Statement of Assets and Liabilities..............................    188
   Statement of Operations..........................................    189
   Statements of Changes in Net Assets..............................    190
   Notes to Financial Statements....................................    192
   Schedule of Investments
     Cash Management Fund...........................................    196
   Financial Highlights.............................................    200
Report of Independent Auditors......................................    203
Federal Income Tax Information......................................    204
Principal Mutual Funds..............................................    205

MANAGER'S COMMENTS

Principal Management Corporation, the manager of the Principal funds, is staffed with investment professionals who manage several of the funds. In addition, the Manager has selected a Sub-Advisor for certain funds based on the Sub-Advisor's experience with the investment strategy for which it was selected. In the following paragraphs, comments by the individuals who are responsible for the day-to-day portfolio management summarize in capsule form the general strategy and recent results of each fund over the past six months. We believe any Principal fund should, under normal circumstances, represent only a portion of an investor's total investments. For most investors a portfolio should be balanced among stocks, bonds, and cash reserves to fit their own needs and risk tolerance. Those who maintain this balanced approach should be aware of the short-term results, but focus on the long term. Past performance is no guarantee of future results. Fund values will fluctuate so that the shares, upon redemption, may be worth more or less than their original cost.

GROWTH-ORIENTED FUNDS

DOMESTIC GROWTH FUNDS

Principal Balanced Fund, Inc.

Marty Schafer
Mary Sunderland
Judi Vogel

The year ended October 31, 2000 had a Jekyll and Hyde complexion about it. For the first five months of the year the stock market soared, led by technology, telecommunications, Internet and media stocks that had high projected earnings growth rates and price momentum. Bonds essentially marked time during this period. In the spring months, with robust economic growth causing heightened inflation worries, the U.S. Federal Reserve raised interest rates three times in an effort to slow things down. Seeing no immediate effect on real economic activity, the markets expected that additional rate hikes would follow. This prospect of continued rising rates took the wind out of the sails of high-flying, high P/E stocks, especially those without earnings.

As technology and telecom stock prices fell 25-30% or more, the personality (psychology) of the market changed. Investors turned their attention to other areas of the market that were previously neglected. Utilities, healthcare, consumer staples and financials benefited as the focus turned to companies with stability of earnings and reasonable prices, rather than those with the highest projected earnings growth rates at any price. While growth stocks led the market through March, value and defensive characteristics thereafter took the fore, staging a powerful rotation in leadership as signs of economic slowdown emerged. Bonds performed better in the second half of the year, but concerns about earnings, both domestically and abroad, caused declines in the equity markets through the end of October.

The Fund performed poorly in the early part of the year when growth and momentum drove the markets to unsustainable levels. Due to their high valuations, the Fund did not hold enough large technology stocks, and it held none of the speculative dot.coms and companies with no earnings that led the markets through March. When the growth to value rotation occurred mid-year, the Fund was positioned to benefit, and domestic equity performance improved. However, foreign equities began to struggle at about the same time under the weight of higher oil prices, weak currencies and slowing global economic conditions, negatively impacting total returns. The Fund's fixed income portfolio performed in line with the fixed income indices for the full year.

There is no independent market index against which to measure returns of balanced portfolios; however, the S&P 500 stock index and the Lehman Brothers Government/Corporate bond index are presented for your information.

Comparison of Change in Value of $10,000 Investment in the Balanced Fund Class A, Lipper Balanced Fund Average, Morningstar Domestic Hybrid Category, Lehman Brothers Government/Corporate Bond Index and S&P 500 Stock Index

        Average Annual Total Returns
        as of October 31, 2000
        Class   1 Year  5 Year  10 Year Since Inception
        A       2.40%   9.71%   11.92%
        B       1.61%   8.84%   -       10.63%*
        C       0.03%   -       -       -3.49%**
        R       1.92%   -       -       8.39%***

     Standard &  Lehman Brothers       Morningstar      Lipper     Balanced
     Poor's 500 Government/Corporate  Domestic Hybrid  Balanced      Fund
    Stock Index    Bond Index            Average      Fund Average  Class A

Thousands
        10             10                 10             10          9.521
"1991"  13.351         11.537             12.537         12.848      12.767
"1992"  14.682         12.751             13.747         13.97       14.281
"1993"  16.871         14.489             15.901         16.04       16.029
"1994"  17.522         13.817             15.801         15.926      16.18
"1995"  22.15          16.05              18.601         18.692      18.474
"1996"  27.484         16.915             21.233         21.466      21.264
"1997"  36.306         18.405             25.252         25.654      24.641
"1998"  44.29          20.297             27.406         27.996      27.352
"1999"  55.655         20.163             30.234         31.165      28.679
"2000"  59.044         21.601             32.656         33.618      29.367

Note: Past performance is not predictive of future performance.
The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.

*       Since inception date 12/9/94
**      Since inception date 6/30/99
***     Since inception date 2/29/96


Principal Blue Chip Fund, Inc.

Mark  Willams

Principal Blue Chip Fund's investment strategy during the previous year continued to concentrate on companies with significant operating histories, well-capitalized balance sheets and a history of consistent earnings increases. One change we did make during the past year was to de-emphasize our focus on consistent dividend increases. In our 1999 Annual Report, we discussed research being completed regarding our dividend focus in the technology sector. After extensive study, we determined the dividend focus was jeopardizing our ability to generate superior returns in the technology sector. These findings led us to immediately de-emphasize dividends in our technology stock selection criteria. However, the Fund's performance continued to be penalized during the latter part of 1999 and the first three months of 2000, while we were refocusing the Fund's holdings.

Performance during the past year is best understood by separating the yearly returns into two time periods. The first time period represents the final two months of 1999 and the first quarter of 2000. During this period, the fund underperformed relative to the S&P 500. The main culprit for this underperformance continued to be an underweight in technology. During this time period we were increasing the Fund's technology weighting, but not fast enough to keep up with the sector's strong returns. At the same time, the Fund had an overweight in the poorly performing, but consistent dividend paying, consumer staples sector. These two relative weighting differences contributed the majority of the Fund's first-half shortfall.

The second time period is from the end of March 2000 until the end of October 2000. By the end of March, the Fund's holdings had been redirected to more fully reflect our dividend study findings. During this period, the Fund outperformed the S&P 500 by several percentage points. Additionally, the technology sector relative return went from being one of the worst to being the best.

For the year, the Fund's good relative performance in the second half was not able to overcome the deficit that was created during the first half. The Fund's technology sector return was approximately twice that of the S&P 500 technology sector return for the entire year. However, the Fund's average weighting in the technology sector during the year was substantially less than the benchmark. This underweight was responsible for approximately two-thirds of the Fund's entire performance shortfall.

While we are disappointed that our dividend study confirmed our suspicions for investing in the technology area, i.e., consistent dividend increases can not be used as a criteria, we are confident the portfolio is better positioned for the coming year because of it. The adjustments we have made to our dividend focus will allow us to better pick those stocks that will outperform the index, regardless of each company's dividend history.

Comparison of Change in Value of $10,000 Investment in the Blue Chip Fund Class A, Lipper Large-Cap Value Fund Average, Morningstar Large Blend Average and S&P 500 Stock Index

        Average Annual Total Returns
        as of October 31, 2000
Class   1 Year  5 Year  Since Inception
A       -2.60%  14.55%  12.73%*
B       -3.30%  13.66%  16.08%**
C       -3.27%  -       -3.40%***
R       -3.07%  -       12.80%****


       Standard &   Morningstar     Lipper         Blue Chip
       Poor's 500   Large Value  Large-Cap Value     Fund
       Stock Index   Average       Fund Average     Class A

Thousands

          10          10              10            9.524
"1991"    10.911      11.009          10.544        10.131
"1992"    11.999      11.994          11.499        11.136
"1993"    13.788      13.957          13.424        11.765
"1994"    14.32       14.256          13.764        12.539
"1995"    18.102      17.36           16.511        15.379
"1996"    22.461      21.042          20.013        18.178
"1997"    29.671      26.894          25.641        22.281
"1998"    36.196      30.646          28.177        26.621
"1999"    45.484      37.587          33.139        31.147
"2000"    48.254      40.887          35.436        30.337


Note: Past performance is not predictive of future performance.
The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.

*       Since inception date 3/1/91
**      Since inception date 12/9/94
***     Since inception date 6/30/99
****    Since inception date 2/29/96


Principal Capital Value Fund, Inc.

Scott Opsal The Principal Capital Value Fund's results this year were clearly segmented into two periods. The first half of the year saw the Fund trail its index as the technology driven growth stock period of strong performance reached its zenith. From the Fall of 1999 until March 2000, tech stocks outperformed every other market sector by a wide margin. During the second half of this year, the tech driven growth mania reversed, as companies began to miss their earnings and growth targets. Since the March peak, market sentiment has increasingly favored stable, well-managed companies carrying reasonable prices. This has proven to be a positive environment for the Fund's rebound in performance.

The Capital Value Fund lagged noticeably during the tech upswing. The Fund has always been managed as a value fund, with an investment process designed to capture the historical drivers of value returns, that being a reliance on low price to earnings ratios and low price to book ratios to identify the best opportunities. The end result of this process was that the Fund owned virtually no tech stocks during the upswing, while our peer group appears to have owned more than 10% in tech stocks. That weighting difference in the market's hottest sector proved to be a heavy drag on returns. Other than tech companies, our sector and stock selection added value over the index, but our belief that high flying tech stocks did not belong in a value portfolio was too much to overcome.

Our research indicated that tech stocks were overpriced and should be expected to underperform at some point. This began to occur in March, when many tech indexes turned down. At this point, the Fund began to outperform its index and finished the year with a strong rally. By sticking to our belief that the fundamentals of value investing would continue to hold true, we were able to bounce back nicely as the year drew to a close. Overall, our non-tech, non-growth positioning produced underperformance for the entire year, but we are pleased that the Fund performed well once value stocks returned to favor.

Our current strategy remains focused on maintaining the Fund's value characteristics. We have not and will not chase the tech sector but will buy tech as it returns to fair valuation levels. There are also many other well managed companies with solid growth profiles available to us, including companies in the consumer staples, health care, and financial sectors. In addition, we have positions in energy and utility companies on the belief that energy shortages in North America will produce higher than normal energy prices, leading to a profit boom for these companies.

Comparison of Change in Value of $10,000 Investment in the Capital Value Fund Class A, Lipper Large-Cap Value Fund Average, Morningstar Large Value Category and S&P 500 Stock Index

        Average Annual Total Returns
        as of October 31, 2000
Class   1 Year  5 Year  10 Year Since Inception
A       -6.20%  12.09%  14.46%
B       -7.03%  11.12%  -       13.59%*
C       -8.43%  -       -       11.62%**
R       -6.66%  -       -       9.73%***


        Standard &     Morningstar      Lipper         Capital Value
        Poor's 500     Large Value  Large-Cap Growth       Fund
        Stock Index     Category      Fund Average        Class A

Thousands

          10            10             10                 9.523
"1991"    13.351        13.399         13.35              13.392
"1992"    14.682        14.657         14.56              14.955
"1993"    16.871        17.285         16.997             16.513
"1994"    17.522        17.762         17.425             17.614
"1995"    22.15         21.426         20.903             20.774
"1996"    27.484        26.159         25.337             26.26
"1997"    36.306        33.486         32.462             32.92
"1998"    44.29         36.66          35.672             38.052
"1999"    55.655        41.199         41.954             39.194
"2000"    59.044        44.33          44.861             36.764

Note: Past performance is not predictive of future performance.
The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.

*       Since inception date 12/9/94
**      Since inception date 6/30/99
***     Since inception date 2/29/96


Principal Growth Fund, Inc.

Mary Sunderland

Over the past year, the Principal Growth Fund gained 12.64%, easily beating the 6% return logged by the S&P 500 Index. Performance was driven by strong performance in the technology and financial sector. In the last few months of 1999, technology had very strong gains but many tech stocks gave back those gains this year. Interestingly, the hardest hit technology stocks have been some of the largest. In fact, Lucent and Microsoft alone accounted for most of the decline in the technology indexes and for growth stocks overall in 2000. Principal Growth side-stepped these companies. Companies that are building the Internet such as EMC, Sun Microsystems and Cisco have shown solid results. As always, earnings drive price appreciation in growth stocks and companies registering consistent growth continue to be rewarded.

Our financial exposure also added to performance so far this year. Inflation fears earlier in the year receded as the year progressed leading to a more benign interest rate outlook. Accordingly, financial stocks have shown solid progress for most of 2000.

We believe the secular decline in inflation will make growth stock investing very rewarding in the 2000's. In an environment that limits corporations' ability to raise prices, growth becomes a valuable commodity. The U.S. corporate world continues its resurgence in innovation and productivity that is leading to high quality earnings in many sectors. Technology, health care, financials, consumer cyclicals and communications will offer above average growth over the long term.

Technology will continue to drive the U.S. economy. The Internet continues to change the way people work and communicate, driving new applications and global demand for infrastructure products. Spending on Internet infrastructure, applications and commerce should surge over the next ten years.

With an aging worldwide population, we think pharmaceuticals and medical devices will enhance lives and reduce the need for costly hospitalizations. The financial sector also offers solid growth potential thanks to favorable demographics. We think rising household wealth as baby boomers save for retirement will lead to growing demand for mutual funds and retirement savings products.

Retailers focused on the needs of an aging population will also benefit over the long term. With rising incomes as the workforce matures, we think recreation and spending on home improvements will be rewarding sectors.

Comparison of Change in Value of $10,000 Investment in the Growth Fund Class A, Lipper Large-Cap Growth Fund Average, Morningstar Large Growth Category and S&P 500 Stock Index

        Average Annual Total Returns
        as of October 31, 2000
        Class   1 Year  5 Year  10 Year  Since Inception
        A       12.64%  16.90%  19.49%
        B       11.79%  16.18%  -       18.97%*
        C       11.38%  -       -       5.34%**
        R       12.09%  -       -       15.44%***

        Standard &    Morningstar       Lipper         Growth
        Poor's 500   Large Growth   Large-Cap Growth    Fund
        Stock Index    Category       Fund Average     Class A

Thousands

          10            10              10            9.527
"1991"    13.351        14.47           14.134        15.177
"1992"    14.682        15.576          15.245        17.417
"1993"    16.871        18.268          17.847        19.129
"1994"    17.522        18.695          18.122        21.007
"1995"    22.15         23.313          22.468        25.9
"1996"    27.484        27.589          26.618        28.645
"1997"    36.306        34.864          33.879        37.11
"1998"    44.29         40.219          37.138        42.74
"1999"    55.655        55.349          45.724        50.202
"2000"    59.044        64.631          52.747        56.548


Note: Past performance is not predictive of future performance.
The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.

*       Since inception date 12/9/94
**      Since inception date 6/30/99
***     Since inception date 2/29/96


Principal LargeCap Stock Index Fund, Inc.

Robert  Baur
Rhonda  VanderBeek

The Principal Large Cap Stock Index Fund seeks investment results that correspond to the total return performance of the Standard & Poor's 500 Index. The percentage of total assets of the Fund allocated to each of the 500 stocks closely follows the weighting of each of the stocks in the S&P 500 Index. The Fund was initiated on March 1, 2000. The total return from inception through October 31, 2000 was 4.96%.

The economic backdrop for investors has been good in recent periods, but some slowing of economic growth is evident. The economy has grown 5% over the last year, but rising interest rates and higher prices for oil and natural gas are taking a toll on business profitability and consumer spending. Economic growth in the third quarter slowed to 2.7%. The Federal Open Market Committee (FOMC), which sets the short-term rates that banks charge for overnight reserve loans, has raised interest rates six times over the past 18 months. Officials at the FOMC have been concerned that economic growth was too fast and that inflation would become a problem.

Rising interest rates and soaring energy prices have kept investors on the edge of their seats over the last year. The stock market also added to the edginess with powerful rallies as well as disquieting price swoons. After the dust cleared, major stock indices spent most of the past year in a broad trading range. In general, rising interest rates are detrimental to stock market performance and anticipation of slowing corporate profit growth has added to investor concerns. The extreme volatility of the past several months is related to investor reaction to conflicting signals from different pieces of economic data and as well as from the Federal Reserve. Since the Fund attempts to mirror the performance of the S&P 500 Index, Fund performance has been similarly volatile.

Comparison of Change in Value of $10,000 Investment in the LargeCap Stock Index Fund Class A, Lipper S&P 500 Fund Average, Morningstar Large Blend Category and S&P 500 Stock Index


        Average Annual Total Returns
        as of October 31, 2000
Class           Since Inception
 A               4.96%*
 B               4.66%*
 C               4.76%*
 R               4.56%*

        Standard and   Morningstar       Lipper        LargeCap Stock
         Poor's 500    Large Blend    S&P 500 Funds      Index Fund
         Stock Index    Category         Average          Class A

Thousands

           10            10               10               9.85
"2000"     9.599         9.646            10.595           10.339


Note: Past performance is not predictive of future performance.
The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.

*       Since inception date 3/1/2000


Principal MidCap Fund, Inc.

William  Nolin

We employ fundamental analysis in managing the Principal MidCap Fund. We believe the future cash flow a business will generate will ultimately determine the value of that business today. Within this framework we search out companies that have competitive advantages which can be sustained and improved upon. We then buy those companies at discounts to their future value.

During the past fiscal year, investors have looked beyond the largest companies to find good value. As a result, the S&P 400 Midcap Index outperformed the S&P
500. The S&P 400 was up 31.65% and the S&P 500 was up 6.09%. The Fund was up 29.21%, yet trailed the S&P 400 Index slightly. The Fund's exposure to technology during the early spring sell-off contributed to this underperformance.

The economic backdrop for investors started out very strong last year, but became less favorable as the year rolled on. The economy has been extraordinarily robust, yet recently has shown clear signs of weakening. Inflation has been and continues to be modest, although benefit costs have been trending higher. Corporate profit growth set records early in the year, but now is slowing. Expectations of a slowing economy and a slower profit growth led us to cut back on companies that would be impacted by the slowing in late summer. Sectors of cyclical exposures that were reduced included retailers, capital goods companies, and technology companies. We expect to maintain this position until the fundamentals improve or the stock prices adjust to account for a slowing economy.

Fund strategy continues to focus on solid credit quality evaluation to seek out the best value among municipal securities that deliver competitive levels of income free from federal tax.

Comparison of Change in Value of $10,000 Investment in the MidCap Fund Class A, Lipper Mid-Cap Core Fund Average, Morningstar Mid-Cap Blend Category, S&P Mid-Cap 400 Index and S&P 500 Stock Index

        Average Annual Total Returns
        as of October 31, 2000
Class   1 Year  5 Year  10 Year Since Inception
A       29.21%  13.56%  18.81%
B       28.63%  12.97%  -       16.79%*
C       26.78%  -       -       11.87%**
R       28.63%  -       -       11.78%***

        Standard &      Standard &    Morningstar    Lipper         MidCap
      Poor's Mid-Cap    Poor's 500     Mid Blend   Mid-Cap Core      Fund
        400 Index       Stock Index    Category    Fund Average     Class A

Thousands

          10               10            10            10            9.527
"1991"    16.108           13.351        14.488        15.989        16.691
"1992"    17.848           14.682        16.098        17.118        18.632
"1993"    21.685           16.871        19.606        21.267        22.297
"1994"    22.199           17.522        20.169        21.718        23.824
"1995"    26.903           22.15         24.045        27.041        30.116
"1996"    31.565           27.484        28.662        31.981        35.203
"1997"    41.874           36.306        37.418        39.273        46.207
"1998"    44.684           44.29         36.935        38.138        41.688
"1999"    54.094           55.619        43.472        50.167        44.006
"2000"    70               59.006        51.645        67.309        56.86


Note: Past performance is not predictive of future performance.
The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.

*       Since inception date 12/9/94
**      Since inception date 6/30/99
***     Since inception date 2/29/96


Principal Partners Aggressive Growth Fund, Inc.

William  Auslander
Philip Friedman


The Principal Partners Aggressive Growth Fund seeks to provide long-term capital appreciation by investing primarily in growth-oriented common stocks of large capitalization U.S. corporations and, to a limited extent, foreign corporations. The Fund's portfolio generated excellent returns over the past twelve months ended October 31, 2000. The portfolio appreciated 14.26% versus 6.09% for the S&P 500.

Since the beginning of the year we have seen investor interest rotate from technology to healthcare, and most recently financials and utilities. In 1999 the market had become extremely narrow with only a few large capitalization technology stocks, such as Microsoft, Cisco and Intel, responsible for most of the outperformance of the S&P 500. In 2000 the market has broadened significantly, with 60% of the stocks in the S&P 500 with positive returns, about double 1999's level despite more subdued returns. Overall, small to mid capitalization stocks have outperformed large capitalization stocks as measured by the Russell 2000 Index, returning 5.89% versus 1.82% for the Russell 1000 Index.

Over 85% of the Portfolio's outperformance relative to the S&P 500 was driven by stock selection versus sector allocation. The fund maintained and benefited from its philosophy of opportunistic concentration driven by bottom-up fundamental company analysis and an emphasis on gaining an "information edge" in the sectors and companies in which we invest. Major contributors to the strong performance results were Tyco, Ciena, Cisco, JDS Uniphase and Warner Lambert. Major detractors to performance over the past twelve months were Proctor & Gamble, Oracle Systems, Nortel Networks, EMC Corp and Hewlett Packard.

We made a strategic decision to continue to add to our already overweight position in healthcare from late in the first quarter of 2000. This was based on our belief that the group's consistent earnings growth will be increasingly valuable to investors as overall S&P 500 earnings growth moderates from unsustainably high levels. The decision proved prudent, as healthcare was our second best performing sector for the period. Large positions in American Home Products, Pfizer and Johnson & Johnson drove this strong performance.

Although large-cap pharmaceutical stocks dramatically outperformed the market in the quarter, Pfizer outperformed its peers. The acquisition of Warner Lambert was formally completed in mid-June, but integration planning was already well underway. We believe cost-cutting targets will be accomplished earlier than expected and their size could ultimately prove conservative, as projected now. Prescription volume growth for most of the company's major drugs remains robust. Consensus earnings expectations do not fully reflect the faster than expected cost-cutting or the growth in sales volumes, in our view. A supposed lack of pipeline depth is a frequent criticism of skeptics, but we believe Pregabalin, Valdocoxib, and inhaled insulin (diabetes; launch in 2002-03) all have tremendous market potential. With no major patent expirations until 2006, the industry's fastest projected earnings growth rate over the next several years, a strong potential for additional co-marketing deals with other drug companies and for non-core asset divestitures once pooling accounting restrictions are lifted in two years, and the sectors lowest p/e-to-growth ratio, we believe Pfizer remains a compelling investment and is a core holding in our portfolio.

Our outlook for the balance of this year and next year is generally favorable for growth stocks. We base this on the economic backdrop of stable to declining interest rates, moderate inflation and the Fed's continued success in managing to a soft landing. The earnings outlook for growth sectors such as technology and health care is generally favorable. We are aware of the potential pitfalls and believe that our emphasis on fundamental research and knowing our companies well will benefit our investors

Comparison of Change in Value of $10,000 Investment in the Partners Aggressive Growth Fund Class A, Lipper Large-Cap Growth Fund Average, Morningstar Large Growth Category and S&P 500 Stock Index

        Average Annual Total Returns
        as of October 31, 2000
        Class           Since Inception
        A               13.60%*
        B               12.80%*
        C               12.80%*
        R               13.10%*

        Standard and     Morningstar    Lipper Large-Cap      Partners
         Poor's 500     Large Growth       Growth Fund     Aggressive Growth
         Stock Index       Average           Average         Fund Class A

Thousands

             10              10                10                9.525
"2000"     10.609          11.677             11.536             10.82

Note: Past performance is not predictive of future performance.
The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.

*       Since inception date 11/1/99


Principal Partners LargeCap Growth Fund, Inc.

David Magee

The year 2000 has been an extremely challenging environment for equity managers, but growth managers in particular. Since the inception of the Principal Partners LargeCap Growth Fund, the NASDAQ Composite Index dropped 27.0%, while the Dow Jones Industrial Average rose 8.7% and the S&P 500 rose 5.9%. On the year, value stocks outperformed growth stocks by 11.9%, as measured by the Russell 1000 Growth and the Russell 1000 Value Indexes. In fact, using these same benchmarks, value outperformed growth by 17.6% in the last seven months, with the period ending October 31, 2000.

During the first half of 2000, from approximately mid-March until the end of May, the stock market corrected sharply. The primary cause of this rapid decline was a sudden reversal of monetary conditions by the Federal Reserve. The monetary base had been allowed to grow excessively from October 1999 until early February 2000 to provide banks with adequate liquidity in the event that the Y2K computer problem disrupted normal banking activity and created a banking panic. When the Fed removed the excess liquidity in early 2000, equity prices deflated. To a smaller degree, the markets were also negatively impacted by the Fed's raising of interest rates in its continuing battle with perceived, but insignificant, inflation risks. During this period, our exposure to technology stocks dropped slightly, and health care and energy stocks were added, as earnings acceleration appeared imminent in these areas.

The Fund rebounded in the third calendar quarter, benefiting from holdings in the technology sector and the energy/electrical power sector. The conclusion of a series of interest rate hikes by the Federal Reserve caused a rally in the quarter. Data storage remains our favorite technology group, followed by telecommunications equipment. Our energy weightings increased slightly during the third quarter. Power demand is being spurred on by the large array of computing and communication infrastructure that has been put into service over the last couple of years, while power generation capacity has remained static. Furthermore, due to deregulation, the electric industry will reform to address newly present market opportunities. Risk intermediation and market making in the power industry will become a huge opportunity.

Looking ahead, mild U.S. and global economic deceleration will likely cause a brief technology shakeout during the 2000 - 2001 transition period. Stock selection will be crucial. As we move forward, we are prepared to benefit from a broader range of stock market themes.

Comparison of Change in Value of $10,000 Investment in the Partners LargeCap Growth Fund Class A, Lipper Large-Cap Growth Fund Average, Morningstar Large Growth Category, S&P 500 Stock Index and Russell 1000 Growth Index

        Average Annual Total Returns
        as of October 31, 2000
Class           Since Inception
A               -20.55%*
B               -20.94%*
C               -20.94%*
R               -20.74%*

        Russell  Standard and   Morningstar      Lipper           Partners
        Growth   Poor's 500     Large Growth  Large-Cap Growth  LargeCap Growth
        Index    Stock Index     Category       Fund Average     Fund Class A

Thousands

         10         10            10              10               9.525
"2000"   8.771      9.599         9.023           9.307            7.568


Note: Past performance is not predictive of future performance.
The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.

*       Since inception date 3/1/2000


Principal Partners MidCap Growth Fund, Inc.

Christopher  McHugh

For the period from its inception on February 29, 2000 to October 31, 2000, the Principal Partners MidCap Growth Fund returned a negative 9.10%. The Fund's results outperformed the 11.48% loss of the Russell Midcap Growth Index, the benchmark index, by 2.38 percentage points.

MidCap Growth's performance was hurt by a market that was inhospitable to growth stocks (value stocks were up and growth stocks were down during the period) and to a loss of more than 10% in October, which helped erase earlier gains. In light of the stock market's behavior in October, anxiety now seems to be the prime growth industry on Wall Street. Investors are jittery about these prospects, among others: that higher interest rates will crimp economic growth; that higher oil prices will fuel inflation; and that a record-low Euro -- the common European currency -- will hurt the profits of U.S. companies doing business overseas.

Three of MidCap Growth's 10 sector investments outperformed their corresponding Russell Midcap Growth Index sectors. By far, our technology holdings (which represented the Fund's largest single sector weighting, about 40%) contributed the most to performance. The technology sector of the market fell, but our own tech holdings dropped about half as much as the sector did. Why were we so heavily invested in tech stocks? The reason is simple: tech stocks are a big part of the Russell Midcap Growth Index. In following our sector-neutral policy, we keep the sector weightings of MidCap Growth close to those of that index. (A brief explanation: our holdings in each of the 10 market sectors are "sector neutral," meaning that their sector weightings resemble those of the indexes. It's been our experience that such a strategy makes sense because the performance advantage in the market can shift swiftly from sector to sector: today's mutt of a sector can be tomorrow's purebred.) Since we keep the sector weightings of MidCap Growth close to those of the index, a big index sector like technology results in our having similarly big holdings in technology stocks.

In our judgment, our active trading practices were especially helpful in minimizing losses in tech stocks. Some of our best relative performers were broadband-related, data-storage, and software companies.

Comparison of Change in Value of $10,000 Investment in the Partners MidCap Growth Fund Class A, Lipper Mid-Cap Growth Fund Average, Morningstar Mid-Cap Growth Category and Russell MidCap Growth Index

        Average Annual Total Returns
        as of October 31, 2000
Class           Since Inception
 A               -12.68%*
 B               -13.16%*
 C               -13.16%*
 R               -12.97%*

        Russell     Morningstar    Lipper          Partners
     MidCap Growth  Mid Growth   MidCap Growth   MidCap Growth
         Index      Category     Fund Average     Fund Class A

Thousands

          10           10            10              9.525
"2000"    8.844        9.13          8.422           8.317

Note: Past performance is not predictive of future performance.
The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.

*       Since inception date 3/1/2000


Principal Real Estate Fund, Inc.

Kelly Rush

Real estate stocks provided robust investment performance for the twelve-month period that ended October 31, 2000. Principal Real Estate Fund's 21.9% return easily outdistanced the S&P 500's 6.1%. This was a reversal of fortunes from the prior twelve months when the S&P 500 was up 24.1% while the Fund lagged at -4.4%.

Triggering this reversal was a decline in enthusiasm for high-growth, technology-oriented stocks. Nervous that technology stock prices had over inflated, investors sought attractively valued sectors with reliable earnings growth. Real estate stocks fit this profile. Real estate stock prices looked cheap because they had been on a declining trend since peaking in October 1997. Meanwhile, earnings growth had been solid in 1998 and 1999, and the outlook for 2000 and beyond was favorable.

We recognized these attributes and pointed them out in last year's annual report. In the report, we said, "Investors who seek some exposure to companies providing reliable earnings growth, above average dividend yields and selling at historically cheap prices may find the Fund attractive." What we did not realize then was how soon market sentiment would shift to appreciate these attributes.

Following the recent stock price run-up, investors are asking whether real estate stocks are now over-extended. We do not think so. Prices that were "historically cheap" a year ago appear to be at "reasonable levels" today. They appear reasonable because the stocks rebounded from such a low level, the companies experienced stronger than expected earnings growth and the real estate outlook remains sound.

Relative performance for the Fund remained strong in the past twelve months. The Principal Real Estate Fund outperformed both peer funds and its benchmark index by 2.7% and 3.7% respectively. Portfolio over weightings in owners of multi-family, office and industrial properties drove superior returns. We also emphasized companies owning real estate in strong coastal markets, especially San Francisco. This strategy also helped to propel relative returns.

Comparison of Change in Value of $10,000 Investment in the Real Estate Fund Class A, Lipper Real Estate Fund Average, Morningstar Real Estate Category and Morgan Stanley REIT Index

        Average Annual Total Returns
        as of October 31, 2000
Class   1 Year  Since Inception
 A       21.86%  -0.53%*
 B       21.00%  -1.13%*
 C       21.01%   6.41%**
 R       21.40%  -0.75%*

        Morgan Stanley   Morningstar    Lipper       Real Estate
            REIT         Real Estate  Real Estate       Fund
            Index         Category    Fund Average     Class A

Thousands

           10              10            10             9.521
"1998"     8.346           8.61          8.318          8.05
"1999"     7.824           8.255         7.976          7.697
"2000"     9.248           9.899         9.509          9.38

Note: Past performance is not predictive of future performance.
The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.

*       Since inception date 12/31/97
**      Since inception date 6/30/99


Principal SmallCap Fund, Inc.

John  McClain
Mark  Williams

The Principal SmallCap Fund began the year strongly but as the year progressed the market fled the growth areas where the Fund had overweighted its holdings. As a result, performance suffered and the Fund underperformed its benchmark indices. The account returned 9.89% compared to 25.3% for the S&P 600, 16.6% for the Russell 2000, and 26.6% for the Lipper SmallCap Core category.

During the year, the Fund increased its exposure to more growthy sectors such as technology and communications. This was based on the expectation that the economy would moderate from its very high growth rates of the first half of the year, such that fears of further increases of interest rates by the Fed would prove unfounded. As the year progressed, energy prices spiked higher, putting additional pressure on global economic growth. Simultaneously, the Euro weakened significantly putting even more pressure on companies who do business in that region. The cumulative effect of these developments was to shift market worries from too-rapid growth to earnings fears, completely bypassing the middle ground scenario (moderate growth) which we had anticipated. As a result, the market fled the sectors we had overweighted and gravitated to more traditional value sectors (such as homebuilders), which we had underweighted. As these trends became apparent, we shifted the portfolio back towards value but remained overweight in technology.

As discussed above, the market action early in the year favored our growthier posture and the Fund did well. However, towards year-end, several blue chip technology companies announced weaker than expected results, frequently citing weaker than expected growth in Europe. This weakness was probably due to the negative impact of higher energy prices and a sharp decline in the Euro. Earnings fears built as the year closed. Small technology stocks were hit particularly hard as downward price movements were exaggerated by tax loss selling.

Exiting the year, the Fund had moderately shifted away from growth toward value but remained overweight in technology. Energy prices remain a significant risk which is why we have somewhat reduced our growth weighting. Fortunately, the evidence strongly shows crude oil inventories should begin to build in the near term and by the middle of next year, crude oil prices should be noticeably lower than they are currently, possibly falling below $25/barrel.

If the economy can achieve a soft landing (moderate growth), spending on areas such as technology and communications should continue to be strong providing a solid foundation for a rebound in the stock prices of many of the Fund's holdings.

Comparison of Change in Value of $10,000 Investment in the SmallCap Fund Class A, Lipper Small-Cap Core Fund Average, Morningstar Small Blend Category and S&P 600 Stock Index

        Average Annual Total Returns
        as of October 31, 2000
Class   1 Year  Since Inception
 A       9.89%   7.96%*
 B       9.14%   7.27%*
 C       9.04%   7.91%**
 R       9.53%   7.74%*

        Standard and   Morningstar       Lipper       SmallCap
         Poor's 600    Small Blend   Small-Cap Fund     Fund
         Stock Index     Category        Average       Class A

Thousands

           10             10             10             9.527
"1998"     8.783          8.736          8.683          8.007
"1999"     9.835          9.997          10.631         10.771
"2000"     12.32          12.56          13.463         11.836


Note: Past performance is not predictive of future performance.
The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.

*       Since inception date 12/31/97
**      Since inception date 6/30/99


Principal Utilities Fund, Inc.

Catherine Zaharis

The utilities industry again has been marked by returns that are dramatically different from other industries. Returns were stronger than the broader market, with one year utility returns nearly twice the S&P 500 returns. However, the Principal Utilities Fund, as well as our peers, dramatically lagged the Utility benchmark. The benchmark excludes telephone companies, which were impacted in a negative fashion by market events. The Dow Jones Utility Index represents electric and gas utility companies. These firms have been beneficiaries of several scenarios in the U.S. that have been quite positive for this sector in the past year.

Demand growth for electricity has begun to rise in this New World economy. Massive amounts of energy are needed to provide proper cooling and electrification to high tech facilities. New major power plants to produce electricity have been virtually non-existent in the U.S. for over 10 years. So as demand has grown, supply has not. This was acceptable in the early 1990's, as there was more than enough electricity to go around. However, we have now used up that extra supply and find ourselves short of what is needed on the hottest days. Prices have spiked from $30 per megawatt hour to over $1,000 per megawatt hour. Those companies who have power to sell into the market and have undertaken a generation strategy have performed quite well. Those companies having to purchase power in these markets have suffered. Our goal is to find those companies that have the best strategies and have exhibited the ability to execute those strategies effectively.

The telecom industry has been in a very different environment. This industry is one where although usage is growing dramatically, huge amounts of funding are needed to keep up with the most current technology. So although demand is growing, money is continually needed to plow back into the business to continue to grow. This has hurt many of these companies. Also, traditional areas of growth, such as long distance phone calls, have slowed noticeably, hurting the traditional bellwethers of this industry. During this past year, we have focused more on electricity and gas, and have sold some of the telephone companies and as they continued to struggle in this environment.

We continue to monitor industry conditions and look for any opportunities in either sector.

Fund strategy continues to focus on solid credit quality evaluation to seek out the best value among municipal securities that deliver competitive levels of income free from federal tax.

Comparison of Change in Value of $10,000 Investment in the Utilities Fund Class A, Lipper Utilities Fund Average, Morningstar Utilities Category, Dow Jones Utilities Index with Income and S&P 500 Stock Index

        Average Annual Total Returns
        as of October 31, 2000
Class   1 Year  5 Year  Since Inception
 A       12.09%  15.98%  12.71%*
 B       11.30%  15.12%  16.91%**
 C       9.78%   -        6.85%***
 R       11.43%  -       14.73%****

        Standard and    Dow Jones      Morningstar   Lipper     Utilities
         Poor's 500   Utilities Index   Utilities   Utilities     Fund
         Stock Index    with Income     Category   Fund Average  Class A

Thousands

           10              10              10         10          9.524
"1993"     10.979          11.658          11.781     11.575      11.04
"1994"     11.403          9.349           10.811     10.475      9.362
"1995"     14.415          11.81           12.586     12.325      11.643
"1996"     17.886          13.217          14.202     13.733      12.59
"1997"     23.627          14.88           16.831     16.179      14.385
"1998"     28.823          19.029          20.611     19.721      19.003
"1999"     36.219          20.072          24.663     23.334      21.804
"2000"     38.425          26.796          28.16      26.526      24.44


Note: Past performance is not predictive of future performance.
The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.

*       Since inception date 12/16/92
**      Since inception date 12/9/94
***     Since inception date 6/30/99
****    Since inception date 2/29/96


INTERNATIONAL GROWTH FUNDS

Principal European Equity Fund, Inc.

Crispin  Murray

European equity markets were not immune to global equity market volatility over the past six months, although a number of positive regional developments reinstated some renewed buying support towards the end of the period. Key constraining factors were:


o poor sentiment in the global telecom sector, due to the high prices paid for third generation spectrum licences and the potential supply pressures this creates;
o continued weakness in the Euro;
o higher oil prices, which touched $37/barrel. Oil price strength has been a major factor capping European share performance over the last few months as the region is viewed as being more sensitive and less structurally flexible to combat the inflationary follow through; and
o earnings downgrades for the overall market, reflecting higher input costs and slowing growth.

BT's European share portfolio underperformed the index over the last six months. This was mainly due to holdings in the following companies, which underperformed the broader market. In most cases, we continue to have confidence in the medium term outlook for these holdings.

Nokia's (Finland) share price weakness stemmed from a downward revision to earnings expectations in the third quarter. Margins in the handset business were expected to fall due to a later than expected launch of some phones and mix of new product.

Ericsson (Sweden) announced disappointing earnings results in the cellular handset division due to poor inventory management that led to inventory write-downs. While there are no short term catalysts to boost performance in the handset division, Ericsson's infrastructure business continues to perform very well. Until handset business issues are resolved, we maintain a neutral exposure to the company.

Holdings in Granada and Compass also impacted performance following their announced merger. As a whole, we remain confident that the Granada Compass entity will have an excellent franchise in catering services and roadside restaurants and that management has a strong track record in integrating other companies.

Within the technology sector, an underweight (zero) exposure to Alcatel detracted from performance. Whilst the company recently performed well, we continue to question its ability to compete in the global environment given extreme competitive pressures from companies such as Nortel and Cisco.

Our  holdings  in  IT  service   companies   (Tietoenator  and  Getronics)  also
underperformed the broader market.

We are currently experiencing a period where there is a lack of sector leadership, as investors await further clarity on issues surrounding the Euro, oil prices and the cyclical nature of global expenditures. In this environment, we are not holding aggressive sector positions and are therefore positioned in a relatively defensive manner.

Over the past six months, exposure was raised in the area of: the financial sector through a new holding in Deutsche Bank, and services, reflecting our view that some domestic economic sensitive companies such as media and services are trading at attractive valuations.

Comparison of Change in Value of $10,000 Investment in the European Equity Fund Class A, Lipper European Region Funds Average, Morningstar Europe Category and MSCI Europe (15) Index

        Average Annual Total Returns
        as of October 31, 2000
Class           Since Inception
 A               -13.10%*
 B               -13.40%*
 C               -13.50%*
 R               -13.40%*

       Morgan Stanley     Morningstar      Lipper          European Equity
   Capital International    Europe      European Region         Fund
     Europe (15) Index     Category       Fund Average         Class A

Thousands

           10                10             10                 9.525
"2000"     9.319             9.039          9.178              8.277


Note: Past performance is not predictive of future performance.
The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.

*       Since inception date 5/1/2000


Principal International Emerging Markets Fund, Inc.

Kurt  Spieler

Even with strong performance in the first half of the fiscal year, emerging markets finished slightly down during the last year. In general, the drivers of equities in developed markets were magnified in emerging markets. As in the U.S., technology, media and telecommunications (`TMT') corrected sharply after the liquidity rally. Emerging markets are heavily exposed to cyclical sectors such as commodities, telecommunications and technology. This leads to strong performance when global economic growth is accelerating and increased concerns when growth is slowing. The impact of higher oil prices also negatively impacted the oil importing nations in Asia.


Latin America performed well during the year, up 11%. Positive factors included a lower risk premium in Mexico and Brazil and continued strong economic growth. Eastern Europe, Middle East and Africa also reported positive returns, up 7%. Russia and Israel were the best performing markets within emerging countries. Asia was the weakest performing region, down 25% in the last year. Negative sentiment occurred from higher oil prices, impact of a slowdown in the electronic industries and lack of progress with restructuring in many countries.

The Principal International Emerging Markets Fund's relative performance during the year was solid outperforming the MSCI EMF (Emerging Markets Free) benchmark by around 7%. This outperformance was primarily from stock selection in Mexico, Brazil, South Korea and Taiwan. The Fund also benefited from its overweight position in telecommunication services and underweight position in industrials. On the negative side, our underweight position in Russia cost the Fund around 1% in performance.

Emerging markets remain an incredibly cheap asset class trading on a P/E of 12x with expected earning growth of 15%. Our strategy remains to focus on high quality companies with solid growth rates. Our fundamental approach takes advantage of the volatility in emerging markets as we buy these companies at cheap prices.

Comparison of Change in Value of $10,000 Investment in the International Emerging Markets Fund Class A, Lipper Emerging Markets Fund Average, Morningstar Diversified Emerging Market Category and MSCI EMF Index

        Average Annual Total Returns
        as of October 31, 2000
Class   1 Year  Since Inception
Class A 2.36%   -1.63%*
Class B 1.53%   -2.20%*
Class C 1.64%   -2.18%**
Class R 2.04%   -1.76%*

        Morgan Stanley             Morningstar            Lipper          International
    Capital International      Diversified Emerging  Emerging Markets   Emerging Markets
  EMF (Emerging Markets) Index    Market Category      Fund Average      Fund Class A

Thousands

           10                       10                  10                  9.524
"1997"      8.57                     8.75                8.816               8.554
"1998"      5.752                    5.976               6.01                6.748
"1999"      8.157                    8.191               8.159               8.832
"2000"      7.438                    7.925               7.936               9.04

Note: Past performance is not predictive of future performance.
The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.

*       Since inception date 8/29/97
**      Since inception date 6/30/99


Principal International Fund, Inc.

Scott  Opsal
Kurt  Spieler

Global equity markets experienced strong performance during the last quarter of 1999 and beginning of 2000. In particular, technology, media and telecommunications (`TMT') led markets upward. Drivers of performance of growth stocks included strong economic conditions and the seemingly insatiable demand for telecommunication services, which drove valuations in TMT stocks to high levels. During the spring, several risks appeared in the economic environment. Oil prices spiked up, leading to concerns about consumption. Interest rates from both the U.S. and Europe continued their upward move as central banks became focused on inflation. This led to increased volatility in equity markets.

During the second half, an aggressive sector rotation occurred from TMT to defensive stocks and financials. Investors outperformed by buying consumer staples, utilities and pharmaceuticals. Evidence of a slowing economic environment contributed to the underperformance of cyclical stocks and emerging markets. The other major risk in global markets continued to be the steady decline of the Euro. High oil prices, capital outflows from mergers and acquisitions, and concerns with the European Central Bank led to currency weakness.

The Principal International Fund's relative performance during the year was solid, outperforming the MSCI EAFE (Europe, Asia and the Far East) benchmark by around 7%. This outperformance was primarily from stock selection in banks, diversified financials and household durables. The Fund also benefited from its low weighting in Japan, which underperformed developed markets. On the negative side, currency exposure cost the Fund 2% as our overweight position in Europe and underweight position in Japan cost us returns.

Currently, we are finding the best opportunities in financials and consumer staples. We are negative on cyclical stocks, especially autos and capital goods. Our strategy is to continue to invest in high quality companies at discounts to fair value. We find these companies through our bottom-up, borderless investment approach.

Comparison of Change in Value of $10,000 Investment in the International Fund Class A, Lipper International Fund Average, Morningstar Foreign Category and MSCI EAFE Index

        Average Annual Total Returns
        as of October 31, 2000
Class   1 Year  5 Year  10 Year Since Inception
 A       3.04%   11.71%  11.80%
 B       2.43%   10.88%  -       10.90%*
 C       1.40%   -       -       4.02%**
 R       2.54%   -       -       10.12%***

        Morgan Stanley
 Capital International EAFE  Morningstar     Lipper       International
    (Europe, Austrailia       Foreign     International        Fund
    and Far East) Index      Category      Fund Average       Class A***

Thousands

             10               10              10               9.53
"1991"       10.695           10.9            10.852           10.847
"1992"       9.282            10.38           10.32            10.677
"1993"       12.759           13.697          13.768           15.096
"1994"       14.046           15.191          15.225           16.545
"1995"       13.994           15.117          15.132           16.715
"1996"       15.459           16.913          16.756           19.784
"1997"       16.175           18.74           18.497           23.832
"1998"       17.734           19.467          19.25            24.292
"1999"       21.82            24.842          24.165           28.222
"2000"       21.187           25.995          24.817           29.08

Note: Past performance is not predictive of future performance.
The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.

*       Since inception date 12/9/94
**      Since inception date 6/30/99
***     Since inception date 2/29/96


Principal International SmallCap Fund, Inc.

Darren Sleister

International small capitalization stocks tend to outperform in periods of increasing global growth and loosening of global monetary policy. Most of 1999 fit this description with economic growth in Asia ex-Japan, strong growth in Europe and the U.S., a huge surge in the supply of internet-related stocks and increased liquidity flows. This carried over briefly into the first few months in 2000, however the rest of 2000 has been spent in a reversion to the mean, seeing valuation compressions in technology-related stocks, slowing global economic growth, tightening monetary supply and increasing interest rates to ward off inflation.


The Principal International SmallCap Fund benefited from the boom in emerging technologies early in the year. However, we gave some of these returns back, as the valuation compression affected the equity markets in general. We have benefited largely from oil service companies as the price of oil increased dramatically, giving rise to the need for capacity expansion and an increasing demand for oil. Biotechnology, medical technology and alternative energy have been recent themes in the portfolio as direct exposure to telcos, Internet and semis have largely been sold down as we continue to see weakness in these areas.

For much of the year we overweighted Europe, Australia and Canada which worked well for us as these regions faced economic prosperity and the macro conditions were much more favorable than in the Asian region. We continue to closely monitor the Asian region, watching for signs of favorable governmental legislation. However, we have chosen to underweight the region due to the lack of reform. We believe the Fund's outperformance versus the benchmark came from the ability to underweight Asia for much of the year.

Going forward we expect oil prices to remain higher than investors would like for longer than most presently anticipate. Global growth will continue to slow and technology valuations remain at risk. We continue to look for high quality growth opportunities that have attractive valuation parameters. It is possible that value stocks will periodically outperform, but over the long term we remain committed to growth at a reasonable price as a means for long-term equity appreciation.

Comparison of Change in Value of $10,000 Investment in the International SmallCap Fund Class A, Lipper International Small-Cap Fund Average, Morningstar Foreign Category and MSCI EAFE Index

        Average Annual Total Returns
        as of October 31, 2000
Class   1 Year  Since Inception
 A       21.21%  22.18%*
 B       20.43%  21.58%*
 C       18.71%  28.51%**
 R       21.01%  22.21%*

        Morgan Stanley                        Lipper
  Capital International EAFE  Morningstar  International   International
    (Europe, Australia and      Foreign      Small Cap     SmallCap Fund
       Far East) Index          Category    Fund Average      Class A

Thousands

            10                  10            10              9.524
"1997"      9.748               9.83          9.736           9.572
"1998"      10.689              10.211        9.774           9.601
"1999"      13.151              13.03         14.102          14.835
"2000"      12.77               13.635        16.528          17.982

Note: Past performance is not predictive of future performance.
The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.

*       Since inception date 8/29/97
**      Since inception date 6/30/99


Principal Pacific Basin Fund, Inc.

Dean Cashman

Even though weak fund returns over the period reflected very volatile trading conditions in both Japan and Asia, the Principal Pacific Basin Fund outperformed its benchmark due to strong stock selection in Japan, Australia and Hong Kong.

In Japan, weakness in global equity markets weighed heavily on share performance over the period. In particular, investors feared that a `hard landing' in the U.S. would potentially derail the recovery process in Japan. In addition to global concerns, the domestic market experienced certain negative developments, which were somewhat tempered by a number of positive events, including upward earnings revisions across a broad range of sectors and further signs of domestic recovery.

Most Asian equity markets weakened over the period amidst volatile global equity market conditions. A combination of factors weighed on performance, including:

o concerns over the longevity of the technology cycle, which adversely impacted sentiment given that Asia is a large exporter of certain of these products;
o continued oil price strength, which is a major concern for the large industrial economies of Korea and Taiwan; o weakness in the NASDAQ, to which Asian equity markets remain closely correlated; and o a deteriorating political landscape in Taiwan and political concerns in Southeast Asia.

Financial sector stocks benefited from a rotation into interest rate sensitive securities, as evidence of a slowdown in the U.S. economy cemented expectations for steady monetary policy over the remainder of the year. This was positive for our banking holdings.

The Australian equity market strengthened over the period. Its resilience in the face of global equity market weakness was due to its relatively low weighting to technology stocks, which experienced considerable selling pressure during the period.

While company earnings results were strong in absolute terms, the market was focused on downward revisions to some earnings forecasts. As a result, the equity market tone was defensive, as companies falling short of expectations were punished harshly by the market while companies with perceived stable earnings were rewarded.

Many of the Fund's Australian holdings performed well, although performance was constrained by an underweight exposure to the region.

Comparison  of Change in Value of $10,000  Investment  in the Pacific Basin Fund
Class  A,  Lipper   Pacific   Region  Fund  Average,   Morningstar   Diversified
Pacific/Asia Category and MSCI Pacific Free Index

        Average Annual Total Returns
        as of October 31, 2000
Class           Since Inception
 A               -13.90%*
 B               -13.90%*
 C               -14.00%*
 R               -13.90%*

                              Morningstar
        Morgan Stanley        Diversified      Lipper
     Capital International    Pacific/Asia  Pacific Region    Pacific Basin
      Pacific Free Index        Category      Fund Average     Fund Class A

Thousands

             10                  10            10                9.525
"2000"       7.82                8.642         7.878             8.201


Note: Past performance is not predictive of future performance.
The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.

*       Since inception date 5/1/2000


Important Notes on the Growth-Oriented Funds:

* Duration is the dollar weighted, present value of cash flows, principal and interest, expressed in time.

The values of these indexes will vary according to the aggregate value of the common equity of each of the securities included. The indexes represent asset types which are subject to risk, including possible loss of principal. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Principal international funds' shares are subject to volatility caused by exchange rates, foreign economies and taxation.

Investments in Principal MidCap, Principal SmallCap and Principal International SmallCap Funds involve more abrupt or erratic market movements and may involve greater risk than other stock fund investments.

Principal Real Estate Fund investing involves risks inherent to the real estate industry and REITs, such as general and local economic conditions.

Principal Utilities Fund is subject to market conditions directly related to the utilities industry.

Dow Jones Utility Index with Income: This average is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.

Lehman Brothers Government/Corporate Bond Index: This index consists of publicly issued securities from the Government Index and the Corporate Index. The Government Index includes U.S. Treasuries and Agencies. The Corporate Index includes U.S. Corporate and Yankee debentures and secured notes from the Industrial, Utility, Finance, and Yankee categories.

Lipper Balanced Fund Average: This average consists of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The one-year average currently contains 475 funds.

Lipper Emerging Markets Fund Average: This average consists of funds which invest at least 65% of their total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. The one-year average currently contains 188 funds.

Lipper European Region Fund Average: This average consists of funds that concentrates investments in equity securities whose primary trading markets or operations are concentrated inthe European region or a single country within this region. The one-year average currently contains 151 funds.

Lipper International Small-Cap Fund Average: This average consists of funds which invest at least 65% of their assets in equity securities of non-United States companies with market capitalizations less than U.S. $1 billion at the time of purchase. The one-year average currently contains 73 funds.

Lipper International Fund Average: This average consists of funds which invest in securities primarily traded in markets outside of the United States. The one-year average currently contains 666 funds.

Lipper  Large-Cap  Growth Fund  Average:  This  average  consists of funds which invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 496 funds.

Lipper Large-Cap Value Fund Average: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 362 funds.

Lipper Mid-Cap Core Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 300% of the dollar weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 139 funds.

Lipper Mid-Cap Growth Fund Average: This average consists of funds which invest at leaast 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 225 funds

Lipper Pacific Region Fund Average: This average consists of funds that concentrates investments in equity securities with primary trading markets or operations concentrated in the Western Pacific Basin region or a single country within this region. The one-year average currently contains 60 funds

Lipper Real Estate Fund Average: This average consists of funds which invest 65% of their equity portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The one-year average currently contains 145 funds.

Lipper S&P 500 Index Average: This average consists of funds that are passively managed, have limited expenses (advisor fee no higher than 0.50%), and are designed to replicate the performance of the Standard & Poor's 500 Index on a reinvested basis. The one-year average currently contains 126 funds

Lipper Small-Cap Core Fund Average: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. The one-year average currently contains 192 funds.

Lipper Utilities Fund Average: This average consists of funds which invest 65% of their equity portfolio in utility shares. The one-year average currently contains 95 funds.

Morgan  Stanley  Capital  International  EAFE  (Europe,  Australia and Far East)
Index: This average reflects an arithmetic, market value weighted average of performance of more than 900 securities which are listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, and the United Kingdom.

Morgan Stanley Capital International EMF (Emerging Markets Free) Index: This average is capitalization weighted and consists of stocks from 26 countries. These countries include: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea at 50%, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan at 50%, Thailand Free, Turkey and Venezuela.

Morgan Stanley Capital International Europe (15) Index: This average is capitalization weighted and is designed to track the broader MSCI EMU Benchmark containing stocks in ten EMU member countries.

Morgan  Stanley  Capital  International  Pacific  Free  Index:  This  average is capitalization weighted representing all of the Morgan Stanley Capital International developed markets in the Pacific. It comprises six of the twenty-two countries that are included in the Morgan Stanley Capital International World. This index is created by aggregating the six different country indexes, all of which are created separately. This index is calculated with gross dividends reinvested. The countries represented by this index are:
Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. The "Free" aspect indicates that this index includes only securities that are allowed to be purchased by global investors.

Morgan Stanley REIT Index: This is a capitalization-weighted index of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Morningstar Diversified Emerging Markets Category: Diversified emerging-markets funds invest in developing nations. Most funds divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe.

Morningstar Diversified Pacific/Asia Stock Category: Diversified Pacific/Asia stock funds have a wider investment range than other Asia-oriented funds. While Japan funds focus exclusively on Japan and Pacific ex-Japan funds emphasize Asia's developing nations, these funds can invest throughout the Pacific Rim, including Australia and New Zealand.

Morningstar Domestic Hybrid Category: Domestic-hybrid funds divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.

Morningstar Europe Stock Category: Europe-stock funds invest in companies based inEurope. Most of these funds emphasize the region's larger and more developed markets. Currency fluctuations frequently affect investors' returns.

Morningstar Foreign Stock Category: Foreign-stock funds can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.

Morningstar Large Blend Category: Large-cap blend funds focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.

Morningstar Large Growth Category: Large-cap growth funds invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.

Morningstar Large Value: Large-cap value funds focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.

Morningstar Mid-Cap Blend Category: The typical mid-cap blend fund invests in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.

Morningstar Mid-Cap Growth Category: Some mid-cap growth funds invest in stocks of all sizes, but most focus directly on mid-size companies. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.

Morningstar Small Blend Category: Small-cap blend funds favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.

Morningstar Specialty - Real Estate Category: Specialty real-estate funds invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.

Morningstar Specialty - Utilities: Specialty-utilities funds invest in phone, power, gas, and water companies. These types of companies have historically been conservative investments that pay sturdy dividends. These funds tend to provide relatively little capital appreciation, and more in the way of yield. These funds are sensitive to interest rates and industry changes.

Russell 1000 Growth Index: This index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell MidCap Growth Index: This index measures the performance of those Russell MidCap companies with higher price-to-book ratio and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Standard & Poor's 500 Barra Value Index: This is a market capitalization-weighted index of the stocks in the Standard & Poor's 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

Standard & Poor's 500 Stock Index: This is an unmanaged index of 500 widely held common stocks representing industrial, financial, utility and transportation companies listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market.

Standard & Poor's 600 Index: This is a market-value weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation.

Standard & Poor's MidCap 400 Index: This index includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

Note: Mutual fund data from Lipper Analytical Services, Inc.

Income-Oriented Funds

Principal Bond Fund, Inc.

Scott Bennett

Investors are seeing the benefits of portfolio diversification with fixed income products generally posting positive returns and equities negative so far in calendar year 2000. Interest rates have moved lower following a 0.50% rate hike by the Federal Reserve in May with investors now convinced that the Fed has engineered a slowdown in the U.S. economy. While the economy has slowed (third quarter annualized real GDP was 2.7% vs. 5.5% in the second quarter), we expect the U.S. economy to continue to grow in 2001.

With the slowing economy, corporate profit growth has started to slow. Fixed income investors have continued to favor those instruments with very high liquidity and high credit ratings. Treasuries have benefited the most with structured investments such as mortgage-backed and asset-backed securities, which lack credit risk, outperforming corporate securities.

Corporate yield premiums to Treasuries currently average 1.80%, which is a historically high premium and represents long-term value. Average yields are also attractive at 7.5%. Premiums to Treasuries have increased with a slowing economy but also because of increased volatility of prices within the investment grade corporate market. Market reactions remain severe for those companies which disappoint investors. These severe price declines have largely been confined to BBB-corporates, which is the main credit rating class of the Principal Bond Fund.

The Principal Bond Fund has not been immune from securities having large price declines, which has hurt the performance versus the Lehman BAA benchmark. To decrease the risk of this occurring, we continue to overweight those companies and industry sectors unlikely to have negative surprises. Thus we increased the exposure to industries such as energy, utilities and transportation while decreasing exposures to basic industrials, capital goods and technology. In addition to safe sector overweights, we remain focused on avoiding individual corporate holdings which may disappoint investors.

Comparison of Change in Value of $10,000 Investment in the Bond Fund Class A, Lipper Corporate Debt BBB Rated Fund Average, Morningstar Intermediate-Term Bond Category and Lehman Brothers BAA Corporate Index

        Average Annual Total Returns
        as of October 31, 2000
Class   1 Year  5 Year  10 Year Since Inception
 A       3.23%   4.71%   8.05%
 B       2.45%   3.90%   -       6.24%*
 C       1.22%   -       -       0.61%**
 R       2.85%   -       -       4.41%***

                                                   Lipper
                              Morningstar       Corporate Debt
        Lehman Brothers     Intermediate-Term     BBB Rated      Bond Fund
      BAA Corporate Index     Bond Category      Fund Average     Class A

Thousands

              10                 10                 10             9.523
"1991"        11.811             11.581             11.709         11.05
"1992"        13.175             12.718             12.974         12.315
"1993"        15.269             14.305             14.934         14.189
"1994"        14.591             13.663             14.132         13.336
"1995"        17.413             15.626             16.163         15.967
"1996"        18.602             16.449             17.058         16.724
"1997"        20.492             17.822             18.69          18.421
"1998"        21.769             19.194             19.748         19.85
"1999"        22.128             19.2               19.789         19.469
"2000"        23.104             20.3               20.719         20.098

Note: Past performance is not predictive of future performance.
The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.

*       Since inception date 12/9/94
**      Since inception date 6/30/99
***     Since inception date 2/29/96


Principal Government Securities Income Fund, Inc.

Marty Schafer
Kelly Alexander

Mortgage backed securities (MBS) had a strong year for the 12 month period ending October 31, 2000. MBS outperformed most other fixed income asset classes as most others underperformed Treasuries due to the Treasury buy-back program. Investors sought MBS for their lack of volatility as compared to security specific corporate event risk.

The Principal Government Securities Income Fund outperformed the Lipper GNMA Fund Average (7.09% vs. 6.79%) for the period. The outperformance is attributable to security selection and timing of cashflows.

The quality and composition of the Fund is generally in line with its benchmark. Fund managers continue to hold more discount MBS securities than the index but maintain a duration neutral approach by holding some cash to offset the higher coupons (premiums). Discount securities are securities priced below 100 (par). When mortgage holders prepay discounts investors receive 100 (par) versus the market price below par, producing positive returns. Fund managers believe the homeowner's propensity to refinance and the mortgage banker's technology driven inducement to refinance loans puts great risk on securities priced above par.

Comparison of Change in Value of $10,000 Investment in the Government Securities Income Fund Class A, Lipper GNMA Fund Average, Morningstar Intermediate Gov't. Bond Category and Lehman Brothers GNMA Index

        Average Annual Total Returns
        as of October 31, 2000
Class   1 Year  5 Year  10 Year Since Inception
 A       7.09%   6.21%   7.74%
 B       6.32%   5.44%   -       7.28%*
 C       5.41%   -       -       4.88%**
 R       6.63%   -       -       5.61%***

                                                             Government
                              Morningstar         Lipper     Securities
        Lehman Brothers  Intermediate Government   GNMA      Income Fund
          GNMA Index         Bond Category      Fund Average  Class A

Thousands

            10                 10                   10         9.522
"1991"      11.709             11.463               11.493     11.12
"1992"      12.738             12.469               12.448     12.064
"1993"      13.704             13.685               13.459     13.488
"1994"      13.493             13.062               13.044     12.644
"1995"      15.543             14.848               14.823     14.852
"1996"      16.654             15.559               15.646     15.752
"1997"      18.188             16.779               16.959     17.206
"1998"      19.492             18.163               18.107     18.476
"1999"      20.094             18.101               18.375     18.748
"2000"      21.675             19.274               19.623     20.077

Note: Past performance is not predictive of future performance.
The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.

*       Since inception date 12/9/94
**      Since inception date 6/30/99
***     Since inception date 2/29/96


Principal High Yield Fund, Inc.

Mark  Denkinger

The difficulties in the high yield market are clearly reflected in the performance of the Principal High Yield Fund. The Principal High Yield Fund posted a total return of -3.12% for the year, trailing the Lipper High Current Yield Fund Average of -2.77%. The negative performance is a result of continued weakness in market fundamentals, i.e., increased default rates and negative mutual fund flows.

While predicting the direction of the high yield market has proven difficult, we believe better times are ahead. Market volatility, which has been led by the NASDAQ index, will likely remain high in the foreseeable future, but with yield nearing record highs we believe the market is nearing the bottom. As liquidity returns to the market, high yield securities are well positioned to post strong returns.

Weak market technicals have led to wider yields and increased volatility during the past year. The key to outperformance has been heavily tied to individual credit selection. The financial markets, equity or fixed income, have little tolerance for poor financial results and severely punish credits regardless of quality. The high yield market continues to favor large, liquid issues with good earnings visibility.

The Principal High Yield Fund has a current average quality of B+/BB-. We have maintained a slightly higher quality portfolio, a prudent strategy given difficult market conditions. But ratings alone can be misleading as many of the credit problems have been occurring with BBB or even A-rated companies. We are more concerned about investing in companies with strong management and good earnings momentum, regardless of ratings. High yield continues to be a valuable asset for building well-diversified portfolios, due to its low correlation with other asset classes. As investors begin to realize the attractive yields currently offered, performance will improve. And, if history repeats itself, it could improve quickly and catch everyone by surprise.

Comparison of Change in Value of $10,000 Investment in the High Yield Fund Class A, Lipper High Current Yield Fund Average, Morningstar High Yield Category and Lehman Brothers High Yield Composite Bond Index

        Average Annual Total Returns
        as of October 31, 2000
Class   1 Year  5 Year  10 Year Since Inception
 A       -3.12%  3.92%   8.22%
 B       -4.04%  2.95%     -        4.52%*
 C       -6.64% -5.71%**   -       -5.71%**
 R       -3.78%  2.31%***  -        2.31%***

                           Morningstar  Lipper High
        Lehman Brothers    High Yield   Current Yield   High Yield
       High Yield Index     Category     Fund Average   Fund Class A

Thousands

            10               10            10              9.527
"1991"      14.867           13.574        13.634          11.969
"1992"      17.134           15.757        15.869          13.687
"1993"      20.201           18.847        19.054          15.283
"1994"      20.447           18.802        18.976          15.505
"1995"      23.653           21.231        21.481          17.324
"1996"      26.278           23.944        24.198          19.382
"1997"      29.883           27.478        27.697          21.772
"1998"      29.734           26.601        26.769          21.08
"1999"      31.024           28.298        28.538          21.672
"2000"      30.525           27.387        27.747          20.996

Note: Past performance is not predictive of future performance.
The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.

*       Since inception date 12/9/94
**      Since inception date 6/30/99
***     Since inception date 2/29/96


Principal Limited Term Bond Fund, Inc.

Marty Schafer
Dan Garrett

Principal Limited Term Bond Fund performed well over the past year. The fund is targeted for investors looking to improve on lower-yielding money market funds and similar investments.

Relative to the Lipper Short-Intermediate Debt Fund Average, the Fund has outperformed due to sector and security specific decisions. The two main themes are short maturity holdings and long maturity, high-quality securitized bonds. The focus is on relative value across sectors based on our economic outlook. Lower rated holdings are favored only on short maturities where the business risk and cash flow outlooks are fairly clear. The securitized bonds provide more income for longer maturities with less business and event risks than individual corporation's debt securities.

The strategy is to stay fully invested, find the best value among various short-term fixed income securities, maintain high credit quality standards and manage duration within the target range.

Comparison  of Change in Value of $10,000  Investment  in the Limited  Term Bond
Fund Class A, Lipper Short-Intermediate Investment Grade Debt Fund Average, Morningstar Short-Term Bond Category and Lehman Brothers Intermediate Government/Corporate Index

        Average Annual Total Returns
        as of October 31, 2000
Class   1 Year  Since Inception
 A       5.94%   5.28%*
 B       5.69%   4.88%*
 C       5.72%   4.90%**
 R       5.38%   4.75%*

                                                Lipper
        Lehman Brothers     Morningstar    Short-Intermediate   Limited Term
      Government/Corporate  Short-Term      Investment Grade      Bond Fund
       Intermediate Index   Bond Category   Debt Fund Average     Class A

Thousands

            10                 10                 10              9.851
"1996"      10.368             10.343             10.357          10.208
"1997"      11.145             11.013             11.032          10.897
"1998"      12.161             11.726             11.801          11.614
"1999"      12.281             12.018             11.971          11.827
"2000"      13.157             12.733             12.652          12.53

Note: Past performance is not predictive of future performance.
The performance of Class B, Class C and Class R shares will vary from the performance of Class A shares based on the differences in loads and fees.

*       Since inception date 2/29/96
**      Since inception date 6/30/99


Principal Tax-Exempt Bond Fund, Inc.

Dan Garrett

Principal Tax-Exempt Bond Fund continued to provide competitive tax-exempt income for shareholders over the past year. The strategy of a long-term disciplined focus of value-priced investments within the industrial and utility revenue bond sectors, with managed exposure to interest rate and prepayment risk, has delivered consistent results.

Underperformance relative to the Lehman Municipal Bond Index was due to three demand shifts. Cautious individual investors favored high quality bonds. Lesser quality revenue bond sectors, especially healthcare and utilities, faced poor demand from two big buyers, funds and insurers. Mutual funds were seeing high redemptions and property & casualty insurers had weak operations with little to no need for tax-free income.

Strong growth continues but slowing signals such as higher oil and natural gas costs are being watched closely by our economic team. Our economic forecast continues to show solid growth with no Fed action for the next several quarters. We are watching for consumer and market sentiment shifts due to energy, a strong dollar, and resulting earnings warnings. Overall, balanced growth and inflation expectations are reflected in today's yield curve, so we continue to be duration neutral versus the Lehman benchmark.

We remain fully invested in revenue bonds to provide positive relative return compared to the broader municipal market and our peers. The additional yield from revenue bonds will continue to be the main driver of performance over the longer term.

Fund strategy continues to focus on solid credit quality evaluation to seek out the best value among municipal securities that deliver competitive levels of income free from federal tax.

Comparison of Change in Value of $10,000 Investment in the Tax-Exempt Bond Fund Class A, Lipper General Municipal Debt Fund Average, Morningstar Muni National Long Category and Lehman Brothers Municipal Bond Index

        Average Annual Total Returns
        as of October 31, 2000
Class   1 Year  5 Year  10 Year Since Inception
 A       5.81%   4.89%   6.76%
 B       5.69%   4.33%   -       6.61%*
 C       3.63%   -       -       0.70%**

                           Morningstar       Lipper           Tax-Exempt
       Lehman Brothers     Muni National  General Municipal    Bond Fund
     Municipal Bond Index  Long Category  Debt Fund Average     Class A

Thousands

             10               10               10               9.526
"1991"       11.217           11.219           11.23            10.773
"1992"       12.158           12.046           12.06            11.609
"1993"       13.87            13.902           13.923           13.432
"1994"       13.265           13.072           13.107           12.437
"1995"       15.234           14.886           14.903           14.431
"1996"       16.102           15.662           15.665           15.308
"1997"       17.469           16.965           16.937           16.641
"1998"       18.87            18.186           18.143           17.766
"1999"       18.536           17.409           17.385           17.32
"2000"       20.113           18.591           18.665           18.326

Note: Past performance is not predictive of future performance.
The performance of Class B and Class C shares will vary from the performance of Class A shares based on the differences in loads and fees.


*       Since inception date 12/9/94
**      Since inception date 6/30/99


Principal Cash Management Fund, Inc.

Mike Johnson
Alice  Robertson

On November 16, 1999, the Federal Reserve raised its targeted Federal Funds rate** by .25 % to 5.50%, continuing a trend of raising rates in order to keep inflation under control. Rates remained steady through the uncertainty of the Y2K time frame and the Federal Reserve then returned to the task of adjusting rates upward in order to continue to address the strengthening economy along with concerns of rising inflation. The Fed proceeded to raise rates an additional three times: .25% in February, .25% in March and .50% in June, leaving the level at 6.50%. Following that softer economic data was released and the Fed remained on hold though continuing to maintain a tightening bias. The industry average maturity over the course of fiscal 2000 was in the 50-57 day range, with downward fluctuations when the market was anticipating another Fed rate hike. Principal Cash Management Fund strives to stay close to the industry average. Management actively monitors industry averages in order to keep both yields and average maturities in line. The Fund continues to invest from a list of high quality investments that is actively monitored by our fixed income analytical staff.

Investment in money market funds is neither insured not guaranteed by the U.S. Government. While the funds strive to maintain a $1.00 per share net asset value, it is possible to lose money by investing in them.

** The Federal Funds rate is the rate at which banks lend to each other on an overnight basis.

Important Notes for Income-Oriented Funds:

* Duration is the dollar weighted, present value of cash flows, principal and interest, expressed in time.

** The Fed Funds rate is the rate at which banks lend to each other on an overnight basis.

The values of these indexes will vary according to the aggregate value of the common equity of each of the securities included. The indexes represent asset types which are subject to risk, including possible loss of principal. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

While the underlying securities of Principal Government Securities Income Fund are guaranteed by the U.S. Government as to the timely payment of principal and interest, Fund shares are not.

Principal High Yield Fund is subject to the greater credit risks associated with high yield bonds.

Principal Cash Management Fund shares are not guaranteed by the U.S. Government or FDIC. While the Fund strives to maintain a $1.00 per share net sset value, it is possible to lose money by investing in it.

Lehman Brothers Baa Corporate Index: An unmanaged index of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or Standard & Poor's.

Lehman Brothers GNMA Index: An unmanaged index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA) and Graduated Payment Mortgages (GPMs) with at least $100 million outstanding and one year or more to maturity.

Lehman Brothers High Yield Composite Bond Index: An unmanaged index of all publicly issued fixed, dollar-denominated, SEC-registered corporate debt rated Ba1 or lower with at least $100 million outstanding and one year or more to maturity.

Lehman Brothers  Intermediate Government/Corporate  Index: An unmanaged index of
U. S. Government agency and Treasury securities and investment-grade corporate debt securities with maturities of five to ten years.

Lehman Brothers Municipal Bond Index: An unmanaged index of investment-grade, tax-exempt bonds which have been issued within the last five years and at least one year or more to maturity. This index is classified into four main sectors:
General Obligation, Revenue, Insured and Prerefunded.

Lipper Corporate Debt BBB Rated Fund Average: This average consists of funds which invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The one-year average currently contains 142 funds.

Lipper General Municipal Debt Fund Average: This average consists of funds which invest at least 65% of their assets in municipal debt issues in the top four credit ratings. The one-year average currently contains 265 funds.

Lipper GNMA Fund Average: This average consists of funds which invest a least 65% of their assets in Government National Mortgage Association securities. The one-year average currently contains 54 funds.

Lipper High Current Yield Fund Average: This average consists of funds which aim at high (relative) current yield from fixed-income securities. No quality or maturity restrictions. They tend to invest in lower grade debt issues. The one-year average currently contains 357 funds.

Lipper Short-Intermediate Investment Grade Debt Fund Average: This average consists of funds which invest at least 65% of their assets in investment-grade debt issues rated in the top four grades with dollar-weighted average maturities of one to five years. The one-year average currently contains 117 funds.

Morningstar   High  Yield  Category:   High-Yield  bond  funds   concentrate  on
lower-quality bonds. These funds generally offer higher yields than other types of funds - but they are also more vulnerable to economic and credit risk.

Morningstar Intermediate Government Bond Category: Intermediate-term government funds devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.

Morningstar Intermediate-Term Bond Category: Intermediate-term bond funds have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.

Morningstar Muni National Long Category: Muni National Long-Term Bond funds invest in municipal bonds. Such bonds are issued by various state and local governments to fund public projects and are free from federal taxes. To lower risk, these funds spread their assets across many states and sectors. They focus on bonds with maturities of 10 years or more.

Morningstar Short-Term Bond Category: Short-term bond funds have durations that stay between one and 3.5 years. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt.

Note: Mutual fund data from Lipper Analytical Services, Inc.

October 31, 2000

STATEMENTS OF ASSETS AND LIABILITIES


                                                             Principal                   Principal                 Principal
                                                             Balanced                    Blue Chip               Capital Value
GROWTH FUNDS (DOMESTIC)                                     Fund, Inc.                   Fund, Inc.                Fund, Inc.

    Investment in securities -- at cost............        $131,404,702               $224,673,287                $486,868,101


    Assets
    Investment in securities -- at value (Notes 4 & 8)     $140,013,891               $280,938,671                $528,698,677
    Cash........................................                 10,000                     10,198                      10,001
    Receivables:
       Dividends and interest......................             681,610                    142,546                     399,665
       Investment securities sold..................             351,565                    --                          --
       Capital Shares sold.........................              25,173                    121,333                      74,183
    Other assets...................................               3,806                        560                      24,449
    Variation margin on futures contracts (Note 7).             --                         --                          --

                                      Total Assets          141,086,045                281,213,308                 529,206,975
    Liabilities
    Accrued expenses...............................             143,038                    183,534                     266,051
    Payables:
       Investment securities purchased.............             337,299                    --                          --
       Capital Shares reacquired...................             168,291                    348,871                     590,514

                                 Total Liabilities              648,628                    532,405                     856,565

    Net Assets Applicable to
    Outstanding Shares ............................        $140,437,417               $280,680,903                $528,350,410
$
    Net Assets Consist of:
    Capital Stock..................................        $     97,069               $    116,239                $    211,383
    Additional paid-in capital.....................         129,530,049                220,546,403                 461,918,860
    Accumulated undistributed net investment
       income .....................................             158,918                    --                        5,025,927
    Accumulated undistributed net realized
       gain on investment transactions.............           2,042,192                  3,752,877                  19,363,664
    Net unrealized appreciation (depreciation)
       of investments..............................           8,609,189                 56,265,384                  41,830,576

                                  Total Net Assets         $140,437,417               $280,680,903                $528,350,410


    Capital Stock (par value: $.01 a share):
    Shares authorized..............................         100,000,000                100,000,000                 100,000,000

    Net Asset Value Per Share:
    Class A:  Net Assets                                    $94,763,092               $170,462,020                $452,251,624
                 Shares issued and outstanding.....           6,534,784                  7,025,913                  18,064,305
                Net asset value per share..........              $14.50                     $24.26                      $25.04
            Maximum offering price per share(a) ...              $15.22                     $25.47                      $26.29


    Class B:  Net Assets...........................         $20,680,466               $54,550,414                  $39,016,898
                 Shares issued and outstanding.....           1,432,969                  2,283,543                   1,575,964
            Net asset value per share(b)...........              $14.43                     $23.89                      $24.76


    Class C:  Net Assets...........................            $404,009                 $1,355,488                    $648,045
                 Shares issued and outstanding.....              28,244                     56,320                      26,491
            Net asset value per share(b)...........              $14.30                     $24.07                      $24.46


    Class R:  Net Assets...........................         $24,589,850                $54,312,981                 $36,433,843
                 Shares issued and outstanding.....           1,710,921                  2,258,108                   1,471,548
            Net asset value per share..............              $14.37                     $24.05                      $24.76



(a) Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% (1.50% with respect to Principal LargeCap Stock Index Fund, Inc.) of the offering price or 4.99% of the net asset value (1.52% with respect to Principal LargeCap Stock Index Fund, Inc.).
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    See accompanying notes.

October 31, 2000

STATEMENTS OF ASSETS AND LIABILITIES


                                                             Principal                 Principal                 Principal
                                                              Growth                LargeCap Stock                MidCap
GROWTH FUNDS (DOMESTIC)                                      Fund, Inc.             Index Fund, Inc.             Fund, Inc.

    Investment in securities -- at cost............       $576,356,634               $27,684,773               $402,527,517


    Assets
    Investment in securities -- at value (Notes 4 & 8)    $698,015,248               $27,484,021               $479,571,869
    Cash........................................                10,001                    10,620                     15,898
    Receivables:
       Dividends and interest......................            247,893                    15,546                    255,318
       Investment securities sold..................            --                      3,639,528                  2,819,254
       Capital Shares sold.........................            325,173                    24,070                    127,798
    Other assets...................................              8,676                    --                          2,156
    Variation margin on futures contracts (Note 7).            --                         21,750                    --

                                      Total Assets         698,606,991                31,195,535                482,792,293
    Liabilities
    Accrued expenses...............................            168,667                    24,314                    360,055
    Payables:
       Investment securities purchased.............            --                      3,772,534                  2,551,973
       Capital Shares reacquired...................            555,991                     2,485                    637,889

                                 Total Liabilities             724,658                 3,799,333                  3,549,917

    Net Assets Applicable to
    Outstanding Shares ............................       $697,882,333               $27,396,202               $ 479,242,376


    Net Assets Consist of:
    Capital Stock..................................         $   98,269               $    25,924                $    92,704
    Additional paid-in capital.....................        360,836,935                27,469,732                262,636,444
    Accumulated undistributed net investment
       income .....................................            --                         47,917                    --
    Accumulated undistributed net realized
       gain on investment transactions.............        215,288,515                    53,381                139,468,876
    Net unrealized appreciation (depreciation)
       of investments..............................        121,658,614                  (200,752)                77,044,352

                                  Total Net Assets        $697,882,333               $27,396,202               $479,242,376


    Capital Stock (par value: $.01 a share):
    Shares authorized..............................        100,000,000               100,000,000                100,000,000

    Net Asset Value Per Share:
    Class A:  Net Assets                                  $525,175,390                $9,855,250               $364,639,441
                 Shares issued and outstanding.....          7,373,514                   930,708                  7,011,522
                Net asset value per share..........             $71.22                    $10.59                     $52.01
            Maximum offering price per share(a) ...             $74.77                    $10.75                     $54.60


    Class B:  Net Assets...........................       $110,000,870                $2,837,584                $80,720,782
                 Shares issued and outstanding.....          1,562,363                   268,607                  1,591,961
            Net asset value per share(b)...........             $70.41                    $10.56                     $50.71


    Class C:  Net Assets...........................         $2,203,198                $1,304,558                   $743,269
                 Shares issued and outstanding.....             31,396                   123,474                     14,624
            Net asset value per share(b)...........             $70.17                    $10.57                     $50.83


    Class R:  Net Assets...........................        $60,502,875               $13,398,810                $33,138,884
                 Shares issued and outstanding.....            859,676                 1,269,616                    652,279
            Net asset value per share..............             $70.38                    $10.55                     $50.80



(a) Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% (1.50% with respect to Principal LargeCap Stock Index Fund, Inc.)of the offering price or 4.99% of the net asset value (1.52% with respect to Principal LargeCap Stock Index Fund, Inc.).
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    See accompanying notes.

October 31, 2000

STATEMENTS OF ASSETS AND LIABILITIES (Continued)


                                                            Principal                   Principal                  Principal
                                                       Partners Aggressive          Partners LargeCap           Partners MidCap
GROWTH FUNDS (DOMESTIC)                                 Growth Fund, Inc.           Growth Fund, Inc.          Growth Fund, Inc.

    Investment in securities -- at cost............         $74,090,056                $11,061,551                 $17,630,470


    Assets
    Investment in securities -- at value (Notes 4 & 8)      $78,753,463                $12,182,305                 $18,960,877
    Cash...........................................           2,536,149                    969,688                     930,204
    Receivables:
       Dividends and interest......................              47,400                      3,364                       4,441
       Investment securities sold..................             812,117                    576,557                     264,356
       Capital Shares sold.........................             172,354                      8,279                     119,322
    Other assets...................................            --                          --                          --

                                      Total Assets           82,321,483                 13,740,193                  20,279,200
    Liabilities
    Accrued expenses...............................              32,080                     19,292                      15,415
    Payables:
       Investment securities purchased.............           1,067,848                  1,027,180                     625,157
       Capital Shares reacquired...................              33,598                      3,674                         699

                                 Total Liabilities            1,133,526                  1,050,146                     641,271

    Net Assets Applicable to
    Outstanding Shares ............................         $81,187,957                $12,690,047                 $19,637,929


    Net Assets Consist of:
    Capital Stock..................................         $    71,662                $    15,652                 $    21,635
    Additional paid-in capital.....................          79,878,551                 13,414,743                  19,663,940
    Accumulated undistributed net investment
       income .....................................            --                          --                          --
    Accumulated undistributed net realized
       gain (loss) on investment transactions......          (3,425,663)                (1,861,102)                 (1,378,053)
    Net unrealized appreciation (depreciation)
       of investments..............................           4,663,407                  1,120,754                   1,330,407

                                  Total Net Assets          $81,187,957                $12,690,047                 $19,637,929


    Capital Stock (par value: $.01 a share):
    Shares authorized..............................         100,000,000                100,000,000                 100,000,000

    Net Asset Value Per Share:
    Class A:  Net Assets                                    $49,793,878                 $7,125,809                 $11,875,309
                 Shares issued and outstanding.....           4,385,194                    877,372                   1,305,805
                Net asset value per share..........              $11.36                      $8.12                       $9.09
            Maximum offering price per share(a) ...              $11.93                      $8.52                       $9.54


    Class B:  Net Assets...........................         $19,429,687                 $2,795,896                  $4,092,724
                 Shares issued and outstanding.....           1,722,585                    345,833                     452,503
            Net asset value per share(b)...........              $11.28                      $8.08                       $9.04


    Class C:  Net Assets...........................          $2,468,316                 $1,009,303                  $1,288,233
                 Shares issued and outstanding.....             218,852                    124,869                     142,434
            Net asset value per share(b)...........              $11.28                       $8.08                      $9.04


    Class R:  Net Assets...........................          $9,496,076                 $1,759,039                  $2,381,663
                 Shares issued and outstanding.....             839,541                    217,141                     262,792
            Net asset value per share..............              $11.31                      $8.10                       $9.06


(a) Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.



See accompanying notes.

October 31, 2000

STATEMENTS OF ASSETS AND LIABILITIES (Continued)


                                                         Principal                 Principal                 Principal
                                                        Real Estate                SmallCap                  Utilities
GROWTH FUNDS (DOMESTIC)                                 Fund, Inc.                Fund, Inc.                Fund, Inc.

    Investment in securities -- at cost............    $17,362,702              $109,491,240               $113,720,583


    Assets
    Investment in securities -- at value (Notes 4 & 8) $19,072,810               $99,091,879               $134,626,226
    Cash...........................................         10,750                   530,732                     10,002
    Receivables:
       Dividends and interest......................         22,361                    29,568                    254,465
       Investment securities sold..................        314,050                 1,105,815                    --
       Capital Shares sold.........................         15,060                    27,472                     83,363
    Other assets...................................         --                        --                            438

                                      Total Assets      19,435,031               100,785,466                134,974,494
    Liabilities
    Accrued expenses...............................         19,597                    95,903                     89,678
    Payables:
       Investment securities purchased.............        820,407                 1,859,352                  2,158,642
       Capital Shares reacquired...................         39,822                   190,045                    290,833

                                 Total Liabilities         879,826                 2,145,300                  2,539,153

    Net Assets Applicable to
    Outstanding Shares ............................    $18,555,205              $ 98,640,166               $132,435,341


    Net Assets Consist of:
    Capital Stock..................................     $   20,573               $    88,206                $    72,002
    Additional paid-in capital.....................     19,312,452                94,458,033                 84,977,412
    Accumulated undistributed net investment
       income .....................................         41,949                    --                        131,630
    Accumulated undistributed net realized
       gain (loss) on investment transactions......     (2,529,877)               14,493,288                 26,348,654
    Net unrealized appreciation (depreciation)
       of investments..............................      1,710,108               (10,399,361)                20,905,643

                                  Total Net Assets     $18,555,205               $98,640,166               $132,435,341


    Capital Stock (par value: $.01 a share):
    Shares authorized..............................    100,000,000               100,000,000                100,000,000

    Net Asset Value Per Share:
    Class A:  Net Assets                                $9,439,334               $60,659,668               $101,352,370
                 Shares issued and outstanding.....      1,045,208                 5,397,447                  5,507,365
                Net asset value per share..........          $9.03                    $11.24                     $18.40
            Maximum offering price per share(a) ...          $9.48                    $11.80                     $19.32


    Class B:  Net Assets...........................     $4,488,562               $19,022,184                $19,624,005
                 Shares issued and outstanding.....        498,937                 1,725,834                  1,068,478
            Net asset value per share(b)...........          $9.00                    $11.02                    $18.37


    Class C:  Net Assets...........................       $142,675                $1,078,590                   $721,191
                 Shares issued and outstanding.....         15,777                    96,952                     39,681
            Net asset value per share(b)...........          $9.04                    $11.12                     $18.17


    Class R:  Net Assets...........................     $4,484,634               $17,879,724                $10,737,775
                 Shares issued and outstanding.....        497,397                 1,600,327                    584,699
            Net asset value per share..............          $9.02                    $11.17                     $18.36

(a) Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

Year Ended October 31, 2000, Except as Noted

STATEMENTS OF OPERATIONS


                                                             Principal                   Principal                 Principal
                                                             Balanced                    Blue Chip               Capital Value
GROWTH FUNDS (DOMESTIC)                                     Fund, Inc.                  Fund, Inc.                Fund, Inc.

    Net Investment Income
    Income:
       Dividends...................................          $1,305,541               $  3,703,756                $ 11,973,693
       Interest....................................           3,948,962                    290,080                   1,037,753

                                      Total Income            5,254,503                  3,993,836                  13,011,446
    Expenses:
       Management and investment advisory
          fees (Note 3)............................             855,652                  1,643,618                   2,983,060
       Distribution and shareholder servicing
          fees (Notes 1 and 3).....................             615,892                  1,329,451                   1,401,242
       Transfer and administrative services
           (Notes 1 and 3).........................             648,257                  1,375,116                   1,258,197
       Registration fees (Note 1)..................              56,855                     89,895                      99,437
       Custodian fees..............................              10,705                      3,099                       4,458
       Auditing and legal fees.....................               6,623                      5,524                       6,239
       Directors' fees.............................               6,479                      6,029                       6,390
       Other.......................................              52,608                     55,394                      66,271

                              Total Gross Expenses            2,253,071                  4,508,126                   5,825,294
       Less: Management and investment
          advisory fees waived (Note 3)...........              --                         354,721                    --

                                Total Net Expenses            2,253,071                  4,153,405                   5,825,294

            Net Investment Income (Operating Loss)            3,001,432                   (159,569)                  7,186,152

    Net Realized and  Unrealized  Gain (Loss) on  Investments
    Net realized gain (loss) from:
       Investment transactions ....................           2,042,192                  4,182,278                  19,363,663
       Futures Contracts (Note 7)..................             --                         --                         --
    Change in unrealized appreciation/depreciation of:
       Investments.................................          (2,230,928)               (12,486,042)                (72,696,327)
       Futures Contracts (Note 7)..................             --                         --                         --

                       Net Realized and Unrealized
                        Gain (Loss) on Investments             (188,736)                (8,303,764)                (53,332,664)


             Net Increase (Decrease) in Net Assets
                         Resulting from Operations           $2,812,696               $ (8,463,333)               $(46,146,512)

(a) Period from February 24, 2000 (date operations commenced) through October 31, 2000.

See accompanying notes.


Year Ended October 31, 2000, Except as Noted

STATEMENTS OF OPERATIONS


                                                                 Principal                 Principal                 Principal
                                                                  Growth                LargeCap Stock                MidCap
GROWTH FUNDS (DOMESTIC)                                         Fund, Inc.            Index Fund, Inc.(a)           Fund, Inc.

    Net Investment Income
    Income:
       Dividends...................................            $ 3,383,150                $108,940                 $  2,267,651
       Interest....................................                480,593                  46,518                    1,492,486

                                      Total Income               3,863,743                 155,458                    3,760,137
    Expenses:
       Management and investment advisory
          fees (Note 3)............................              3,650,139                  35,262                    2,570,995
       Distribution and shareholder servicing
          fees (Notes 1 and 3).....................              2,677,815                  38,414                    1,500,195
       Transfer and administrative services
           (Notes 1 and 3).........................              2,097,788                  86,519                    1,590,918
       Registration fees (Note 1)..................                 88,901                  14,260                       65,998
       Custodian fees..............................                  8,920                  32,000                       13,832
       Auditing and legal fees.....................                  9,321                   1,070                        5,189
       Directors' fees.............................                  6,578                   2,262                        6,241
       Other.......................................                 99,854                     320                      147,098

                              Total Gross Expenses               8,639,316                 210,107                    5,900,466
       Less: Management and investment
          advisory fees waived (Note 3)...........                  --                     102,566                       --

                                Total Net Expenses               8,639,316                 107,541                    5,900,466

            Net Investment Income (Operating Loss)              (4,775,573)                 47,917                   (2,140,329)

    Net Realized and Unrealized Gain (Loss) on Investments
    Net realized gain (loss) from:
       Investment transactions ....................            215,288,514                  96,220                  140,538,206
       Futures Contracts (Note 7)..................                 --                     (42,839)                   1,898,876
    Change in unrealized appreciation/depreciation of:
       Investments.................................           (130,937,522)               (258,177)                 (25,718,564)
       Futures Contracts (Note 7)..................                 --                      57,425                       --

                       Net Realized and Unrealized
                        Gain (Loss) on Investments              84,350,992                (147,371)                 116,718,518


             Net Increase (Decrease) in Net Assets
                         Resulting from Operations            $ 79,575,419               $ (99,454)                $114,578,189

(a) Period from February 24, 2000 (date operations commenced) through October 31, 2000.

See accompanying notes.


Year Ended October 31, 2000, Except as Noted
STATEMENTS OF OPERATIONS (Continued)


                                                             Principal                  Principal                  Principal
                                                        Partners Aggressive         Partners LargeCap           Partners MidCap
GROWTH FUNDS (DOMESTIC)                                  Growth Fund, Inc.        Growth Fund, Inc.(a)       Growth Fund, Inc.(a)

    Net Investment Income
    Income:
       Dividends...................................         $ 366,954                $     9,824                 $    5,439
       Interest....................................           104,775                     18,045                     24,793

                                      Total Income            471,729                     27,869                     30,232
    Expenses:
       Management and investment advisory
          fees (Note 3)............................           393,898                     50,431                     65,684
       Distribution and shareholder servicing
          fees (Notes 1 and 3).....................           241,670                     28,775                     36,357
       Transfer and administrative services
           (Notes 1 and 3).........................           445,480                     62,073                     83,149
       Registration fees (Note 1)..................            23,242                      6,110                        998
       Custodian fees..............................            45,074                      7,000                     18,000
       Auditing and legal fees.....................             1,360                      1,470                      1,470
       Directors' fees.............................             6,081                      2,262                      2,262
       Other.......................................             2,890                        234                        201

                              Total Gross Expenses          1,159,695                    158,355                    208,121
       Less: Management and investment
          advisory fees waived (Note 3)...........            195,854                     44,330                     54,171

                                Total Net Expenses            963,841                    114,025                    153,950

            Net Investment Income (Operating Loss)           (492,112)                   (86,156)                  (123,718)

    Net Realized and Unrealized
    Gain (Loss) on Investments
    Net realized gain (loss) from investment transactions  (3,425,663)                (1,861,102)                (1,378,053)
    Realized gain distributions from investment
       companies...................................             --                         --                          --
    Change in unrealized appreciation/depreciation of
       investments.................................         4,663,407                  1,120,754                  1,330,407

                       Net Realized and Unrealized
                        Gain (Loss) on Investments          1,237,744                   (740,348)                   (47,646)


             Net Increase (Decrease) in Net Assets
                         Resulting from Operations          $ 745,632                $  (826,504)                $ (171,364)

(a) Period from February 24, 2000 (date operations commenced) through October 31, 2000.

See accompanying notes.

Year Ended October 31, 2000, Except as Noted
STATEMENTS OF OPERATIONS (Continued)


                                                              Principal                 Principal                 Principal
                                                             Real Estate                SmallCap                  Utilities
GROWTH FUNDS (DOMESTIC)                                      Fund, Inc.                Fund, Inc.                Fund, Inc.

    Net Investment Income
    Income:
       Dividends...................................         $   904,168                 $ 807,815                $ 3,215,796
       Interest....................................              34,690                   332,934                    288,251

                                      Total Income              938,858                 1,140,749                  3,504,047
    Expenses:
       Management and investment advisory
          fees (Note 3)............................             136,629                   844,608                    731,817
       Distribution and shareholder servicing
          fees (Notes 1 and 3).....................              71,665                   456,105                    473,039
       Transfer and administrative services
           (Notes 1 and 3).........................             100,762                   570,085                    431,218
       Registration fees (Note 1)..................              42,319                    62,903                     49,943
       Custodian fees..............................               4,357                    11,608                      5,126
       Auditing and legal fees.....................               5,041                     7,302                      3,577
       Directors' fees.............................               6,029                     6,029                      6,029
       Other.......................................               6,111                    23,600                     31,476

                              Total Gross Expenses              372,913                 1,982,240                  1,732,225
       Less: Management and investment
          advisory fees waived (Note 3)...........               39,036                    24,978                     --

                                Total Net Expenses              333,877                 1,957,262                  1,732,225

            Net Investment Income (Operating Loss)              604,981                  (816,513)                 1,771,822

    Net Realized and Unrealized
    Gain (Loss) on Investments
    Net realized gain (loss) from investment transactions    (1,221,419)                15,309,801                26,348,653
    Realized gain distributions from investment
       companies...................................              67,805                     --                        --
    Change in unrealized appreciation/depreciation of
       investments.................................           3,432,208               (11,391,014)               (14,012,281)

                       Net Realized and Unrealized
                        Gain (Loss) on Investments            2,278,594                 3,918,787                 12,336,372


             Net Increase (Decrease) in Net Assets
                         Resulting from Operations          $ 2,883,575               $ 3,102,274                $14,108,194

(a) Period from February 24, 2000 (date operations commenced) through October 31, 2000.

See accompanying notes.

Years Ended October 31, Except as Noted

STATEMENTS OF CHANGES IN NET ASSETS
                                                             Principal                   Principal                 Principal
                                                            Balanced                     Blue Chip                 Capital Value
GROWTH FUNDS (DOMESTIC)                                     Fund, Inc.                  Fund, Inc.                 Fund, Inc.

                                                        2000         1999(b)        2000        1999(b)         2000         1999(b)
    Operations
    Net investment income (operating loss)          $ 3,001,432   $ 3,909,315      $(159,569)  $ 977,006     $7,186,152 $11,270,813
    Net realized gain from investment transactions    2,042,192     6,771,675      4,182,278   3,421,073     19,363,663  57,024,202
    Change in unrealized appreciation/
     depreciation of investments................    (2,230,928)    (4,100,582)   (12,486,042) 31,100,972    (72,696,327)(49,482,847)

           Net Increase (Decrease) in Net Assets
                       Resulting from Operations      2,812,696     6,580,408     (8,463,333) 35,499,051    (46,146,512) 18,812,168

    Dividends and Distributions to Shareholders
     From net investment income:
       Class A....................................   (2,336,930)   (3,153,964)       --         (874,272)    (5,196,875) (9,877,196)
       Class B ...................................     (334,383)     (454,611)       --          (17,657)      (280,373)   (458,266)
       Class C....................................       (6,398)         (959)       --           --             (1,767)       --
       Class R....................................     (425,518)     (501,400)       --          (49,100)      (292,054)   (391,502)
    Dividends in excess of net investment income:
       Class A ...................................        --           --           (407,993)     --             --            --
       Class B ...................................        --           --            (16,065)     --             --            --
       Class C ...................................        --           --            --           --             --            --
       Class R....................................        --           --            (43,640)     --             --            --
    From net realized gain on investments:
       Class A ...................................   (4,720,700)   (3,108,449)    (2,127,452)    (24,683)   (48,608,727)(35,544,917)
       Class B ...................................     (998,139)     (579,595)      (661,889)     (8,209)    (4,488,526) (2,882,612)
       Class C ...................................      (11,070)       --             (6,750)     --            (28,770)       --
       Class R....................................   (1,038,106)     (605,230)      (605,970)     (6,612)    (3,896,432) (2,464,152)

                 Total Dividends and Distributions   (9,871,244)   (8,404,208)    (3,869,759)   (980,533)   (62,793,524)(51,618,645)

    Capital Share Transactions (Note 5)
    Shares sold:
       Class A....................................   13,411,911    23,834,020     47,360,460  62,427,545     35,241,240   71,171,390
       Class B ...................................    4,477,328     8,208,037     16,431,891  23,559,014      8,845,130   18,742,374
       Class C....................................      649,864       248,890      1,242,820     326,943        620,241      217,569
       Class R....................................    8,549,875     9,709,321     22,893,990  22,787,946     10,909,778   17,677,992
    Shares issued in reinvestment of dividends
      and distributions:
       Class A....................................    6,893,935     6,090,364      2,462,986     862,557     52,596,883   44,385,520
       Class B ...................................    1,310,422     1,015,205        672,073      26,997      4,683,372    3,292,087
       Class C....................................       12,137           487          5,486      --             22,209        --
       Class R....................................    1,460,894     1,105,036        648,862      97,845      4,184,928    2,860,407
    Shares redeemed:
       Class A ...................................  (32,891,994)  (20,782,453)   (56,245,969)(28,208,067)  (116,451,410)(78,893,780)
       Class B ...................................   (7,651,863)   (4,290,594)   (16,437,367) (7,490,289)   (18,852,706)(11,104,390)
       Class C ...................................     (465,881)         (500)      (186,959)       (500)      (154,503)       (525)
       Class R ...................................   (8,374,065)   (5,978,278)   (17,542,233)(11,035,085)   (15,081,364)(12,307,726)

            Net Increase (Decrease) in Net Assets
                   from Capital Share Transactions  (12,617,437)   19,159,535      1,306,040  63,354,906    (33,436,202)  56,040,918

                         Total Increase (Decrease)  (19,675,985)   17,335,735    (11,027,052) 97,873,424   (142,376,238)  23,234,441
    Net Assets
    Beginning of period...........................  160,113,402   142,777,667    291,707,955 193,834,531    670,726,648  647,492,207

    End of period (including undistributed
     net investment income as set forth below).... $140,437,417  $160,113,402   $280,680,903 $291,707,955  $528,350,410 $670,726,648

    Undistributed Net Investment Income........... $    158,918   $   260,715   $    --      $    38,296   $ 5,025,927  $  3,610,844

(a) Period from February 24, 2000 (date operations commenced) through October 31, 2000.
(b) Class C share information is provided for the period from June 30, 1999 (inception date of class) through October 31, 1999.

    See accompanying notes.




Years Ended October 31, Except as Noted

STATEMENTS OF CHANGES IN NET ASSETS

                                                               Principal                 Principal                 Principal
                                                                Growth                LargeCap Stock                MidCap
GROWTH FUNDS (DOMESTIC)                                       Fund, Inc.             Index Fund, Inc.             Fund, Inc.

                                                          2000        1999(b)             2000(a)              2000        1999(b)
    Operations
    Net investment income (operating loss)          $(4,775,573)   $1,229,342         $   47,917          $(2,140,329) $(1,219,956)
    Net realized gain from investment transactions  215,288,514    28,017,681             53,381          142,437,082   19,056,817
    Change in unrealized appreciation/
     depreciation of investments................   (130,937,522)   57,955,516           (200,752)         (25,718,564)   6,184,268

           Net Increase (Decrease) in Net Assets
                       Resulting from Operations     79,575,419    87,202,539            (99,454)         114,578,189   24,021,129

    Dividends and Distributions to Shareholders
     From net investment income:
       Class A....................................       --        (2,147,442)            --                   --          --
       Class B ...................................       --          (31,614)             --                   --          --
       Class C....................................       --           --                  --                   --          --
       Class R....................................       --           --                  --                   --          --
    Dividends in excess of net investment income:
       Class A ...................................       --           --                  --                   --          --
       Class B ...................................       --           --                  --                   --          --
       Class C ...................................       --           --                  --                   --          --
       Class R....................................       --           --                  --                   --          --
    From net realized gain on investments:
       Class A ...................................  (18,109,107)      --                  --             (14,934,238)      --
       Class B ...................................   (3,570,951)      --                  --              (3,314,853)      --
       Class C ...................................      (28,596)      --                  --                 (11,626)      --
       Class R....................................   (1,789,897)      --                  --              (1,223,767)      --

                 Total Dividends and Distributions  (23,498,551)   (2,179,056)            --             (19,484,484)      --

    Capital Share Transactions (Note 5)
    Shares sold:
       Class A....................................   83,028,358   107,477,838         10,544,484           51,992,316   56,319,162
       Class B ...................................   26,266,529    35,315,526          3,031,148           13,399,582   17,773,544
       Class C....................................    2,062,661       453,795          1,274,562              542,684      231,675
       Class R....................................   23,717,829    22,266,474         14,238,755           10,423,209    8,646,117
    Shares issued in reinvestment of dividends
      and distributions:
       Class A....................................   17,638,563     2,075,575              --              14,635,486          130
       Class B ...................................    3,529,963        32,011              --               3,279,707          378
       Class C....................................       25,061       --                  --                   7,192       --
       Class R....................................    1,786,489       --                  --               1,221,314       --
    Shares redeemed:
       Class A ................................... (112,420,149)  (80,471,364)          (626,634)         (89,298,627) (94,562,580)
       Class B ...................................  (23,871,410)  (15,502,723)          (217,521)         (20,265,299) (21,056,757)
       Class C ...................................     (427,696)       (1,820)           (21,714)             (97,146)      --
       Class R ...................................  (16,408,863)  (11,110,814)          (727,424)          (9,413,724)  (8,490,660)

            Net Increase (Decrease) in Net Assets
                   from Capital Share Transactions    4,927,335    60,534,498         27,495,656          (23,573,306) (41,138,991)

                         Total Increase (Decrease)   61,004,203   145,557,981         27,396,202           71,520,399  (17,117,862)
    Net Assets
    Beginning of period...........................  636,878,130   491,320,149              --             407,721,977  424,839,839

    End of period (including undistributed
     net investment income as set forth below).... $697,882,333  $636,878,130        $27,396,202         $479,242,376  $407,721,977

    Undistributed Net Investment Income...........   $ --         $ --               $    47,917         $   --        $     --


(a) Period from February 24, 2000 (date operations commenced) through October 31, 2000.
(b) Class C share information is provided for the period from June 30, 1999 (inception date of class) through October 31, 1999.

    See accompanying notes.

Years Ended October 31, Except as Noted

STATEMENTS OF CHANGES IN NET ASSETS (Continued)


                                                             Principal                   Principal                 Principal
                                                       Partners Aggressive           Partners LargeCap          Partners MidCap
GROWTH FUNDS (DOMESTIC)                                  Growth Fund, Inc.          Growth Fund, Inc.           Growth Fund, Inc.

                                                               2000                      2000(a)                     2000(a)
    Operations
    Net investment income (operating loss)                  $(492,112)                  $ (86,156)                  $(123,718)
    Net realized gain (loss) from investment transactions  (3,425,663)                 (1,861,102)                 (1,378,053)
    Change in unrealized appreciation/depreciation of
       investments................................          4,663,407                   1,120,754                   1,330,407

             Net Increase (Decrease) in Net Assets
                         Resulting from Operations            745,632                    (826,504)                   (171,364)

    Dividends and Distributions to Shareholders
     From net investment income:
       Class A....................................             --                          --                          --
       Class B ...................................             --                          --                          --
       Class C....................................             --                          --                          --
       Class R....................................             --                          --                          --
     From net realized gain on investments:
       Class A ...................................             --                          --                          --
       Class B ...................................             --                          --                          --
       Class C....................................             --                          --                          --
       Class R....................................             --                          --                          --

                 Total Dividends and Distributions             --                          --                          --

    Capital Share Transactions (Note 5)
    Shares sold:
       Class A....................................         57,043,767                   7,786,022                  12,179,947
       Class B ...................................         20,771,926                   3,081,974                   4,250,584
       Class C....................................          2,508,654                   1,222,877                   1,656,956
       Class R....................................         11,074,057                   2,008,930                   2,533,694
    Shares issued in reinvestment of dividends
     and distributions:
       Class A....................................             --                          --                          --
       Class B ...................................             --                          --                          --
       Class C....................................             --                          --                          --
       Class R....................................             --                          --                          --
    Shares redeemed:
       Class A ...................................         (7,681,239)                   (438,586)                   (373,516)
       Class B ...................................         (1,492,486)                    (52,201)                    (95,881)
       Class C ...................................           (160,350)                    (26,515)                   (267,374)
       Class R ...................................         (1,622,004)                    (65,950)                    (75,117)

                  Net Increase in Net Assets from
                        Capital Share Transactions         80,442,325                  13,516,551                  19,809,293

                                    Total Increase         81,187,957                  12,690,047                  19,637,929
    Net Assets
    Beginning of period...........................             --                          --                          --

    End of period (including undistributed net investment
       income as set forth below).................        $81,187,957                 $12,690,047                 $19,637,929

    Undistributed Net Investment Income...........        $    --                     $ --                        $   --


(a) Period from February 24, 2000 (date operations commenced) through October 31, 2000.
(b) Class C share information is provided for the period from June 30, 1999 (inception date of class) through October 31, 1999.

    See accompanying notes.

Years Ended October 31, Except as Noted

STATEMENTS OF CHANGES IN NET ASSETS (Continued)


                                                                  Principal                 Principal
                                                                  Real Estate               SmallCap
GROWTH FUNDS (DOMESTIC)                                          Fund, Inc.                Fund, Inc.

                                                             2000        1999(b)       2000        1999(b)
    Operations
    Net investment income (operating loss)                 $ 604,981    $ 442,943    $(816,513)  $(611,523)
    Net realized gain (loss) from investment transactions (1,153,614)    (763,156)   15,309,801   9,424,406
    Change in unrealized appreciation/depreciation of
       investments................................         3,432,208     (326,793)  (11,391,014)  4,379,531

             Net Increase (Decrease) in Net Assets
                         Resulting from Operations         2,883,575     (647,006)    3,102,274  13,192,414

    Dividends and Distributions to Shareholders
     From net investment income:
       Class A....................................          (318,742)    (229,521)      --           --
       Class B ...................................          (134,771)     (99,626)      --           --
       Class C....................................            (3,670)        (659)      --           --
       Class R....................................          (138,166)    (111,209)      --           --
     From net realized gain on investments:
       Class A ...................................            --           --        (4,730,629)     --
       Class B ...................................            --           --        (1,623,318)     --
       Class C....................................            --           --           (36,318)     --
       Class R....................................            --           --        (1,194,462)     --

                 Total Dividends and Distributions          (595,349)    (441,015)   (7,584,727)     --

    Capital Share Transactions (Note 5)
    Shares sold:
       Class A....................................         3,333,828    2,032,088    36,137,130  20,126,957
       Class B ...................................           859,621      585,157    12,053,778   6,236,906
       Class C....................................            26,161      109,653     1,130,085     189,192
       Class R....................................         1,038,239      587,916    12,788,809   5,317,338
    Shares issued in reinvestment of dividends
     and distributions:
       Class A....................................           311,112      224,609     4,187,819      --
       Class B ...................................           133,276       99,447     1,237,750      --
       Class C....................................             2,897            4        25,066      --
       Class R....................................           138,149      111,264       816,080      --
    Shares redeemed:
       Class A ...................................        (1,821,269)    (761,086)  (18,859,051) (5,249,038)
       Class B ...................................          (423,149)    (171,784)   (7,506,098) (1,561,009)
       Class C ...................................            (2,594)      --          (142,667)     (2,315)
       Class R ...................................          (338,600)    (257,676)   (4,867,536) (1,905,434)

                  Net Increase in Net Assets from
                        Capital Share Transactions         3,257,671    2,559,592    37,001,165  23,152,597

                                    Total Increase         5,545,897    1,471,571    32,518,712  36,345,011
    Net Assets
    Beginning of period...........................        13,009,308   11,537,737    66,121,454  29,776,443

    End of period (including undistributed net investment
       income as set forth below).................       $18,555,205  $13,009,308    98,640,166 $66,121,454

    Undistributed Net Investment Income...........       $  41,949    $    37,747    $   --     $  --

(a) Period from February 24, 2000 (date operations commenced) through October 31, 2000.
(b) Class C share information is provided for the period from June 30, 1999 (inception date of class) through October 31, 1999.

    See accompanying notes.

Years Ended October 31, Except as Noted

STATEMENTS OF CHANGES IN NET ASSETS (Continued)


                                                                  Principal
                                                                 Utilities
GROWTH FUNDS (DOMESTIC)                                          Fund, Inc.

                                                              2000        1999(b)
    Operations
    Net investment income (operating loss)                 $1,771,822   $2,088,421
    Net realized gain (loss) from investment transactions  26,348,653    8,056,360
    Change in unrealized appreciation/depreciation of
       investments................................         (14,012,281)  4,964,248

             Net Increase (Decrease) in Net Assets
                         Resulting from Operations         14,108,194   15,109,029

    Dividends and Distributions to Shareholders
     From net investment income:
       Class A....................................         (1,578,995)  (1,891,969)
       Class B ...................................           (164,103)    (191,707)
       Class C....................................             (2,807)        (465)
       Class R....................................            (92,364)     (80,547)
     From net realized gain on investments:
       Class A ...................................         (6,329,850)  (1,242,661)
       Class B ...................................         (1,171,902)    (171,044)
       Class C....................................            (15,990)      --
       Class R....................................           (537,438)     (61,770)

                 Total Dividends and Distributions         (9,893,449)  (3,640,163)

    Capital Share Transactions (Note 5)
    Shares sold:
       Class A....................................         13,247,033   22,591,597
       Class B ...................................          5,088,585    8,701,893
       Class C....................................            498,099      224,590
       Class R....................................          4,591,179    5,229,592
    Shares issued in reinvestment of dividends
     and distributions:
       Class A....................................          7,423,815    2,896,775
       Class B ...................................          1,265,856      336,342
       Class C....................................             11,359       --
       Class R....................................            627,998      142,351
    Shares redeemed:
       Class A ...................................        (22,263,778) (18,619,898)
       Class B ...................................         (5,634,089)  (3,605,259)
       Class C ...................................            (57,275)      --
       Class R ...................................         (3,023,745)  (1,850,085)

                  Net Increase in Net Assets from
                        Capital Share Transactions          1,775,037   16,047,898

                                    Total Increase          5,989,782   27,516,764
    Net Assets
    Beginning of period...........................        126,445,559   98,928,795

    End of period (including undistributed
     net investment income as set forth below)....       $132,435,341 $126,445,559

    Undistributed Net Investment Income...........       $    131,630  $   198,077

(a) Period from February 24, 2000 (date operations commenced) through October 31, 2000.
(b) Class C share information is provided for the period from June 30, 1999 (inception date of class) through October 31, 1999.

    See accompanying notes.

October 31, 2000

NOTES TO FINANCIAL STATEMENTS


Principal Balanced Fund, Inc.        Principal LargeCap Stock Index Fund, Inc.          Principal Partners MidCap Growth Fund, Inc.
Principal Blue Chip Fund, Inc.       Principal MidCap Fund, Inc.                        Principal Real Estate Fund, Inc.
Principal Capital Value Fund, Inc.   Principal Partners Aggressive Growth Fund, Inc.    Principal SmallCap Fund, Inc.
Principal Growth Fund, Inc.          Principal Partners LargeCap Growth Fund, Inc.      Principal Utilities Fund, Inc.

Note 1 -- Significant Accounting Policies

Principal Balanced Fund, Inc., Principal Blue Chip Fund, Inc., Principal Capital Value Fund, Inc., Principal Growth Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Aggressive Growth Fund, Inc., Principal Partners LargeCap Growth Fund, Inc., Principal Partners MidCap Growth Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc. and Principal Utilities Fund, Inc. (the "Domestic Growth Funds") are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies and operate in the mutual fund industry.

On February 24, 2000, the initial purchase of 100,000 shares of each Class A, B, C and R of the Principal LargeCap Stock Index Fund, Inc., Principal Partners LargeCap Growth Fund, Inc., and Principal Partners MidCap Growth Fund, Inc. was made by Principal Life Insurance Company. Effective March 1, 2000, these funds began offering Class A, B and C shares to the public and Class R shares to eligible purchasers.

On October 28, 1999, the initial purchase of 100,000 shares of each Class A, B, C and R of Principal Partners Aggressive Growth Fund, Inc. was made by Principal Life Insurance Company. Effective November 1, 1999, Class A, B and C shares were offered to the public and Class R shares were offered to eligible purchasers.

On June 30, 1999, the initial purchases of Class C shares of the Domestic Growth Funds were made by Principal Life Insurance Company. Effective June 30, 1999, the Domestic Growth Funds began offering Class C shares to the public.

Class A shares generally are sold with an initial sales charge based on declining rates and certain purchases may be subject to a contingent deferred sales charge ("CDSC") upon redemption. Class B shares are sold without an initial sales charge, but are subject to a declining CDSC on certain redemptions made within six years of purchase. Class C shares are sold without an initial sales charge, but are subject to a CDSC on certain redemptions made within the first twelve months of purchase. Class R shares are sold without an initial sales charge and are not subject to a CDSC. Class B shares, Class C shares and Class R shares bear higher ongoing distribution fees than Class A shares. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), seven years after purchase. Class C shares do not convert into Class A shares. Class R shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), four years after purchase. All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by each of the Domestic Growth Funds' respective Board of Directors. In addition, the Board of Directors of each fund declares separate dividends on each class of shares.

The Domestic Growth Funds allocate daily all income, expenses (other than class-specific expenses), and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class. Class-specific expenses charged to each class during the periods ended October 31, 2000, which are included in the corresponding captions of the Statements of Operations, were as follows:

                                                          Distribution and                              Transfer and
                                                     Shareholder Servicing Fees                    Administrative Services

                                                Class A   Class B   Class C    Class R      Class A   Class B   Class C    Class R

  Principal Balanced Fund, Inc.              $  250,814  $198,910  $ 4,340    $161,828     $174,059  $  59,086  $  662     $57,761
  Principal Blue Chip Fund, Inc.                443,902   505,501   10,263     369,785      304,417    128,529   2,160      95,597
  Principal Capital Value Fund, Inc.            838,208   378,188    5,345     179,501      424,040    105,301     799      80,642
  Principal Growth Fund, Inc.                 1,292,653   991,004   17,505     376,653      525,318    199,850   2,500      99,892
  Principal LargeCap Stock Index Fund, Inc.       6,083     6,749    4,019      21,563        1,665        527     229         484
  Principal MidCap Fund, Inc.                   839,402   485,649    4,941     170,203      565,725    167,597     754      79,444
  Principal Partners Aggressive Growth Fund, Inc.82,137   109,157   19,037      31,339       49,515     19,534   1,280       6,749
  Principal Partners LargeCap Growth Fund, Inc.   7,182    10,086    6,650       4,857        3,588      1,270     285         590
  Principal Partners MidCap Growth Fund , Inc.   10,050    13,458    7,307       5,542        5,196      1,943     286         609
  Principal Real Estate Fund, Inc.               19,010    29,628    1,132      21,895       10,276      3,990     --        2,149
  Principal SmallCap Fund, Inc.                 153,729   177,482    8,005     116,889       80,775     34,830   1,156      14,792
  Principal Utilities Fund, Inc.                241,081   164,948    4,317      62,693      114,797     36,347   1,003      17,814

                                                                Registration Fees

                                                     Class A   Class B    Class C   Class R

  Principal Balanced Fund, Inc.                      $12,189   $ 6,818    $ 6,445   $ 7,106
  Principal Blue Chip Fund, Inc.                      21,196    12,191      6,725    13,567
  Principal Capital Value Fund, Inc.                  28,132     8,875      9,305    10,814
  Principal Growth Fund, Inc.                         23,766    12,633      7,255     5,819
  Principal LargeCap Stock Index Fund, Inc.            5,400     3,600        450     1,800
  Principal MidCap Fund, Inc.                         17,122     9,005      6,855     7,226
  Principal Partners Aggressive Growth Fund, Inc.     10,320     5,060      1,090     1,573
  Principal Partners LargeCap Growth Fund, Inc.        3,200     1,600        100       800
  Principal Partners MidCap Growth Fund, Inc.            242       242         42       157
  Principal Real Estate Fund, Inc.                     8,073     8,506      8,425     5,557
  Principal SmallCap Fund, Inc.                       15,148    10,537     10,551     4,981
  Principal Utilities Fund, Inc.                      10,105     7,255      6,999     5,556


The Domestic Growth Funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities and preferred stocks, the investments are valued by using prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by each fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market.

The Domestic Growth Funds record investment transactions generally one day after the trade date, except for short-term investment transactions, which are recorded generally on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Domestic Growth Funds record dividend income on the ex-dividend date. Interest income is recognized on an accrual basis.

The Domestic Growth Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the Domestic Growth Funds' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation (the
"Manager").   These  balances  may  be  invested  in  one  or  more   short-term
instruments.

Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and futures. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Financial Accounting Standards Board recently approved the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide supercedes a previous version of the AICPA Audit and Accounting Guide for Investment
Companies and Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The Guide is effective for fiscal years beginning after December 15, 2000. Management of the Domestic Growth Funds does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.


Note 2 -- Federal Income Taxes

No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes approximates that used for financial reporting purposes.

At October 31, 2000, the Domestic Growth Funds had approximate net capital loss carryforwards as follows:

                                                           Principal       Principal         Principal
                                      Principal            Partners        Partners          Partners
                                      LargeCap            Aggressive       LargeCap           MidCap          Principal
           Net Capital Loss          Stock Index            Growth          Growth            Growth         Real Estate
   Carryforwards Expire in:          Fund, Inc.           Fund, Inc.      Fund, Inc.        Fund, Inc.       Fund, Inc.

                       2006            $ --                 $  --         $  --            $   --            $  576,000
                       2007              --                    --            --                --               800,000
                       2008             4,000            3,426,000         1,861,000        1,378,000         1,154,000

                                       $4,000           $3,426,000        $1,861,000       $1,378,000        $2,530,000




Note 3 -- Management Agreement and Transactions With Affiliates

The Domestic Growth Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of each fund's average daily net assets. The annual rates used in this calculation for the Domestic Growth Funds are as follows:

                                                                              Net Asset Value of Funds
                                                                                    (in millions)

                                                     First             Next             Next              Next             Over
                                                     $100              $100             $100              $100             $400

   Principal Balanced Fund, Inc.                     0.60%             0.55%            0.50%            0.45%             0.40%
   Principal Blue Chip Fund, Inc.*                   0.50              0.45             0.40             0.35              0.30
   Principal Capital Value Fund, Inc.*               0.50              0.45             0.40             0.35              0.30
   Principal Growth Fund, Inc.*                      0.50              0.45             0.40             0.35              0.30
   Principal MidCap Fund, Inc.                       0.65              0.60             0.55             0.50              0.45
   Principal Real Estate Fund, Inc.                  0.90              0.85             0.80             0.75              0.70
   Principal SmallCap Fund, Inc.                     0.85              0.80             0.75             0.70              0.65
   Principal Utilities Fund, Inc.                    0.60              0.55             0.50             0.45              0.40

     * At the meetings of the shareholders of the Principal Blue Chip Fund, Inc. and Principal Capital Value Fund, Inc. held on November 2, 1999, and the meeting of shareholders of the Principal Growth Fund, Inc. held on November 9, 1999, the management fee schedules for each of these funds were modified. The modifications were effective as of January 1, 2000. The new management fee schedule for each of these funds is as follows:

                                                           Net Asset Value of Funds
                                                                 (in millions)

                                  First            Next              Next             Next              Over
                                  $250             $250              $250             $250             $1,000

                                 0.60%             0.55%            0.50%             0.45%            0.40%

A management fee schedule for Principal Partners Aggressive Growth Fund, Inc. is summarized in the following schedule.

                                                                               Net Asset Value of Fund
                                                                                    (in millions)

                                                     First             Next             Next              Next             Over
                                                     $250              $250             $250              $250            $1,000

   Principal Partners Aggressive Growth Fund, Inc.   0.75%             0.70%            0.65%            0.60%             0.55%

A management fee schedule for Principal LargeCap Stock Index Fund, Inc., Principal Partners LargeCap Growth Fund, Inc. and Principal Partners MidCap Growth Fund, Inc. is summarized in the following schedule.

                                                  Overall Fee

   Principal LargeCap Stock Index Fund, Inc.         0.35%
   Principal Partners LargeCap Growth Fund, Inc.     0.90
   Principal Partners MidCap Growth Fund, Inc.       0.90

The  Domestic   Growth  Funds  also  reimburse  the  Manager  for  transfer  and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

The Manager voluntarily waives a portion of its fee for certain funds. The waivers are in amounts that maintain total operating expenses within certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class on an annualized basis during the reporting period. The amounts waived and the operating expense limits, which were maintained at or below that shown, are as follows:

                                                                                                           Expense
                                                            Periods Ended October 31, 2000                  Limit


       Principal Blue Chip Fund, Inc.
         Class A                                                     $239,527                               1.20%
         Class B                                                       61,214                               1.95
         Class C                                                        8,450                               1.95
         Class R                                                       45,530                               1.70

       Principal LargeCap Stock Index Fund, Inc.
         Class A                                                       42,768                               0.80
         Class B                                                       18,946                               1.15
         Class C                                                       11,367                               1.15
         Class R                                                       29,485                               1.30

       Principal Partners Aggressive Growth Fund, Inc.
         Class A                                                      137,883                               1.60
         Class B                                                       38,014                               2.35
         Class C                                                        6,095                               2.35
         Class R                                                       13,862                               2.10

       Principal Partners LargeCap Growth Fund, Inc.
         Class A                                                       20,936                               1.80
         Class B                                                        9,395                               2.55
         Class C                                                        6,629                               2.55
         Class R                                                        7,370                               2.30

       Principal Partners MidCap Growth Fund, Inc.
         Class A                                                       29,482                               1.80
         Class B                                                       11,005                               2.55
         Class C                                                        6,928                               2.55
         Class R                                                        6,756                               2.30

       Principal Real Estate Fund, Inc.
         Class A                                                       21,860                               1.90
         Class B                                                        4,803                               2.65
         Class C                                                        8,538                               2.65
         Class R                                                        3,835                               2.40

       Principal SmallCap Fund, Inc.
         Class A                                                        2,978                               1.80
         Class B                                                          365                               2.55
         Class C                                                       10,509                               2.55
         Class R                                                       11,126                               2.30



Note 3 -- Management Agreement and Transactions With Affiliates (Continued)

Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A, Class B and Class C share redemptions. The charge is based on declining rates which for Class A shares begin at .75%, Class B shares at 4.00%, and Class C shares at 1.00% (.25%, 1.25% and .50% for Principal LargeCap Stock Index Fund, Inc. share classes, respectively), of the lesser of the current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retains sales charges on sales of Class A shares based on declining rates which begin at 4.75% of the offering price (1.50% for Principal LargeCap Stock Index Fund, Inc.). The aggregate amount of these charges retained, by fund, for the periods ended October 31, 2000, were as follows:

                                                    Class A               Class B               Class C

   Principal Balanced Fund, Inc.                  $ 323,886               $102,135               $4,482
   Principal Blue Chip Fund, Inc.                   955,870                286,781                  955
   Principal Capital Value Fund, Inc.               722,291                241,503                  624
   Principal Growth Fund, Inc.                     1,672,043               367,586                1,228
   Principal LargeCap Stock Index Fund, Inc.         31,391                  1,232                   76
   Principal MidCap Fund, Inc.                     1,014,499               305,672                  695
   Principal Partners Aggressive Growth Fund, Inc.  658,600                 23,108                  982
   Principal Partners LargeCap Growth  Fund,  Inc.   99,714                    753                  145
   Principal Partners MidCap Growth  Fund,  Inc.    172,696                  1,001                   58
   Principal Real Estate Fund, Inc.                  46,827                  6,782                   14
   Principal SmallCap Fund, Inc.                    550,401                 49,821                  657
   Principal Utilities Fund, Inc.                   283,345                 76,225                  420

No brokerage commissions were paid by the Domestic Growth Funds to Princor Financial Services Corporation during the period. Brokerage commissions were paid to other affiliates by the following funds:

                                                      Periods Ended                Year Ended
                                                    October 31, 2000            October 31, 1999

   Principal Balanced Fund, Inc.                        $  9,686                   $ 10,866
   Principal Blue Chip Fund, Inc.                         69,056                     30,170
   Principal Capital Value Fund, Inc.                    219,353                    109,485
   Principal Growth Fund, Inc.                            83,268                     46,158
   Principal MidCap Fund, Inc.                           124,029                     53,939
   Principal Partners Aggressive Growth Fund, Inc.        21,165                        N/A
   Principal Partners LargeCap Growth  Fund,  Inc.           598                        N/A
   Principal Partners MidCap Growth  Fund,  Inc.           7,842                        N/A
   Principal Real Estate Fund, Inc.                        5,114                     10,580
   Principal SmallCap Fund, Inc.                          17,920                      6,230
   Principal Utilities Fund, Inc.                         53,778                      7,435

The Domestic Growth Funds bear distribution and shareholder servicing fees with respect to each class computed at an annual rate of the average daily net assets attributable to each class of each fund. The annual rate will not exceed the following limits:

                                                               Class A           Class B          Class C           Class R

   All Domestic Growth Funds
     (except Principal LargeCap Stock Index Fund, Inc.)        0.25%              1.00%             1.00%           0.75%
   Principal LargeCap Stock Index Fund, Inc.                   0.15%              0.50%             0.50%           0.65%

Distribution and shareholder servicing fees are paid to Princor Financial Services Corporation. A portion of the fees are subsequently remitted to retail dealers. Pursuant to the distribution agreements for Class A, Class B and Class R shares, fees that are unused by the principal underwriter at the end of the fiscal year are returned to the respective Domestic Growth Funds which generated the excess.

At October 31, 2000, Principal Life Insurance Company, subsidiaries of Principal Life Insurance Company and benefit plans sponsored on behalf of Principal Life Insurance Company owned shares of the Domestic Growth Funds as follows:

                                                               Class A           Class B          Class C           Class R

   Principal Balanced Fund, Inc.                                 --                --               5,460            --
   Principal Blue Chip Fund, Inc.                                --                --               3,922             --
   Principal Capital Value Fund, Inc.                         5,907,540            --               3,144             --
   Principal Growth Fund, Inc.                                   --                --               1,473             --
   Principal LargeCap Stock Index Fund, Inc.                    100,000          100,000          100,000           100,000
   Principal MidCap Fund, Inc.                                   --                --               2,184             --
   Principal Partners Aggressive Growth Fund, Inc.               18,167          100,000          100,000           100,000
   Principal Partners LargeCap Growth Fund, Inc.                100,000          100,000          100,000           100,000
   Principal Partners MidCap Growth Fund, Inc.                  100,000          100,000          100,000           100,000
   Principal Real Estate Fund, Inc.                             431,205          327,938           11,827           330,829
   Principal SmallCap Fund, Inc.                                 --                --               8,977           141,817
   Principal Utilities Fund, Inc.                                --                --               5,869             --

Note 4 -- Investment Transactions

For the periods ended October 31, 2000, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Domestic Growth Funds were as follows:

                                                                              Purchases                             Sales

   Principal Balanced Fund, Inc.                                            $ 76,783,226                        $ 93,633,193
   Principal Blue Chip Fund, Inc.                                            208,600,785                         208,566,557
   Principal Capital Value Fund, Inc.                                        593,432,146                         671,846,882
   Principal Growth Fund, Inc.                                               835,727,198                         854,556,855
   Principal LargeCap Stock Index Fund, Inc.                                  43,549,456                          17,561,173
   Principal MidCap Fund, Inc.                                               706,118,248                         734,554,187
   Principal Partners Aggressive Growth Fund, Inc.                           111,213,752                          33,723,940
   Principal Partners LargeCap Growth Fund, Inc.                              23,262,711                          10,340,058
   Principal Partners MidCap Growth Fund, Inc.                                39,360,571                          20,352,049
   Principal Real Estate Fund, Inc.                                           14,360,318                          11,638,706
   Principal SmallCap Fund, Inc.                                             157,097,700                         130,148,998
   Principal Utilities Fund, Inc.                                            183,572,664                         190,798,279

At October 31, 2000, net unrealized appreciation (depreciation) of investments by the Domestic Growth Funds was composed of the following:

                                                                                                                 Net Unrealized
                                                                                                                  Appreciation
                                                                         Gross Unrealized                        (Depreciation)
                                                          Appreciation                (Depreciation)             of Investments

   Principal Balanced Fund, Inc.                              $ 19,627,925             $(11,018,736)              $  8,609,189
   Principal Blue Chip Fund, Inc.                               75,947,539              (19,682,155)                56,265,384
   Principal Capital Value Fund, Inc.                           82,134,518              (40,303,942)                41,830,576
   Principal Growth Fund, Inc.                                 156,135,130              (34,476,516)               121,658,614
   Principal LargeCap Stock Index Fund, Inc.                     2,400,487               (2,601,239)                  (200,752)
   Principal MidCap Fund, Inc.                                  89,924,933              (12,880,581)                77,044,352
   Principal Partners Aggressive Growth Fund, Inc.              10,913,885               (6,250,478)                 4,663,407
   Principal Partners LargeCap Growth Fund, Inc.                 1,436,920                 (316,166)                 1,120,754
   Principal Partners MidCap Growth Fund,  Inc.                  2,623,933               (1,293,526)                 1,330,407
   Principal Real Estate Fund, Inc.                              2,101,263                 (391,155)                 1,710,108
   Principal SmallCap Fund, Inc.                                10,846,643              (21,246,004)               (10,399,361)
   Principal Utilities Fund, Inc.                               25,890,301               (4,984,658)                20,905,643

The Domestic  Growth  Funds'  investments  are with  various  issuers in various
industries.   The   Schedules  of   Investments   contained   herein   summarize
concentrations of credit risk by issuer & industry.


Note 5 -- Capital Share Transactions


Transactions in Capital Shares by fund were as follows:

                                                              Principal           Principal            Principal        Principal
                                                              Balanced            Blue Chip          Capital Value        Growth
                                                             Fund, Inc.          Fund, Inc.           Fund, Inc.        Fund, Inc.

  Year Ended October 31, 2000:
  Shares sold:
    Class A   .........................................         933,549          1,950,005            1,419,729          1,196,655
    Class B   .........................................         312,927            682,982              362,220            381,774
    Class C   .........................................          45,067             50,817               25,020             30,241
    Class R   .........................................         599,255            943,206              437,931            343,886
  Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................         476,562             97,814            2,028,094            270,572
    Class B ...........................................          90,989             26,905              181,583             54,424
     Class C   ........................................             841                218                  860                386
    Class R   .........................................         101,900             25,863              162,652             27,603
  Shares redeemed:
    Class A   .........................................      (2,300,437)        (2,318,481)          (4,768,047)        (1,614,195)
    Class B............................................        (535,910)          (686,142)            (775,453)          (345,017)
    Class C   .........................................         (33,684)            (7,877)              (6,565)            (6,158)
    Class R   .........................................        (589,022)          (727,939)            (624,708)          (236,402)

                                Net Increase (Decrease)        (897,963)            37,371           (1,556,684)           103,769



  Periods Ended October 31, 1999:
  Shares sold:
    Class A   .........................................       1,543,354          2,598,298            2,320,532          1,698,273
    Class B   .........................................         534,435            983,832              614,916            556,338
    Class C   .........................................          16,020             13,182                7,194              6,956
    Class R   .........................................         635,088            955,361              583,231            353,782
  Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................         397,074             36,318            1,458,213             33,237
    Class B ...........................................          66,344              1,213              108,859                536
    Class C   .........................................              33              --                   --                 --
    Class R   .........................................          72,639              4,124               94,789              --
  Shares redeemed:
    Class A   .........................................      (1,348,209)        (1,175,462)          (2,583,273)        (1,270,168)
    Class B............................................        (279,766)          (313,216)            (364,952)          (243,384)
    Class C   .........................................             (33)               (20)                 (18)               (29)
    Class R   .........................................        (391,795)          (462,525)            (405,657)          (177,102)

                                           Net Increase       1,245,184          2,641,105            1,833,834            958,439

                                                              Principal        Principal     Principal Partners   Principal Partners
                                                           LargeCap Stock       MidCap        Aggressive Growth     LargeCap Growth
                                                          Index Fund, Inc.    Fund, Inc.         Fund, Inc.           Fund, Inc.

  Periods Ended October 31, 2000:
   Shares sold:
    Class A   .........................................         990,122        1,073,339          5,040,166              929,976
    Class B   .........................................         289,269          282,130          1,852,530              351,968
    Class C   .........................................         125,533           11,186            232,969              127,993
    Class R   .........................................       1,337,520          219,529            979,040              225,194
  Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................           --             335,291              --                    --
    Class B ...........................................           --              76,736              --                    --
    Class C   .........................................           --                 165              --                    --
    Class R   .........................................           --              28,509              --                    --
  Shares redeemed:
    Class A   .........................................         (59,414)      (1,852,115)          (654,972)             (52,604)
    Class B   .........................................         (20,662)        (429,261)          (129,945)              (6,135)
    Class C   .........................................          (2,059)          (2,016)           (14,117)              (3,124)
    Class R   .........................................         (67,904)        (197,202)          (139,499)              (8,053)

                                 Net Increase(Decrease)       2,592,405         (453,709)         7,166,173            1,565,215



  Periods Ended October 31, 1999:
  Shares sold:
    Class A   .........................................             N/A        1,325,967                N/A                  N/A
    Class B   .........................................             N/A          424,898                N/A                  N/A
    Class C   .........................................             N/A            5,289                N/A                  N/A
    Class R   .........................................             N/A          206,999                N/A                  N/A
  Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................             N/A                3                N/A                  N/A
    Class B ...........................................             N/A                9                N/A                  N/A
    Class C   .........................................             N/A           --                    N/A                  N/A
    Class R   .........................................             N/A           --                    N/A                  N/A
  Shares redeemed:
    Class A   .........................................             N/A       (2,215,756)               N/A                  N/A
    Class B   .........................................             N/A         (502,335)               N/A                  N/A
    Class C   .........................................             N/A           --                    N/A                  N/A
    Class R   .........................................             N/A         (202,547)               N/A                  N/A

                                           Net Decrease                         (957,473)

Note 5 -- Capital Share Transactions (Continued)


Transactions in Capital Shares by fund were as follows:

                                                             Principal
                                                              Partners              Principal          Principal        Principal
                                                            MidCap Growth          Real Estate         SmallCap          Utilities
                                                             Fund, Inc.            Fund, Inc.         Fund, Inc.        Fund, Inc.

  Periods Ended October 31, 2000:
  Shares sold:
    Class A   .........................................       1,345,526              389,421          2,833,636            784,317
    Class B   .........................................         462,396               99,858            955,283            302,192
    Class C   .........................................         170,233                2,947             89,757             29,733
    Class R   .........................................         270,678              120,314          1,023,863            273,098
  Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................           --                  37,113            362,271            455,489
    Class B ...........................................           --                  15,991            108,575             78,081
    Class C   .........................................           --                     337              2,175                697
    Class R   .........................................           --                  16,544             70,779             38,718
  Shares redeemed:
    Class A   .........................................         (39,721)            (216,896)        (1,467,562)        (1,323,767)
    Class B   .........................................          (9,893)             (51,691)          (601,314)          (336,884)
    Class C   .........................................        (27,799)                 (297)           (11,725)            (3,381)
    Class R   .........................................          (7,886)             (40,811)          (393,838)          (180,704)

                                           Net Increase       2,163,534              372,830          2,971,900            117,589



  Periods Ended October 31, 1999:
  Shares sold:
    Class A   .........................................             N/A              245,069          2,014,656          1,320,329
    Class B   .........................................             N/A               71,200            631,644            507,818
    Class C   .........................................             N/A               12,790             16,954             12,620
    Class R   .........................................             N/A               70,415            539,084            304,565
  Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................             N/A               27,713              --               171,345
    Class B ...........................................             N/A               12,295              --                19,977
    Class C   .........................................             N/A                --                 --                    12
    Class R   .........................................             N/A               13,702              --                 8,437
  Shares redeemed:
    Class A   .........................................             N/A              (91,613)          (531,725)        (1,083,938)
Class B   .............................................             N/A              (20,911)          (159,547)          (210,456)
    Class C   .........................................             N/A                --                  (209)             --
    Class R   .........................................             N/A              (31,207)          (194,374)          (108,625)

                                           Net Increase                              309,453          2,316,483            942,084

Note 6 -- Line of Credit

The Domestic Growth Funds participate with other funds and portfolios managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the funds to borrow up to $75,000,000 collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund, based on its borrowings, at a rate equal to the Fed Funds Rate plus .50%. Additionally, a commitment fee is charged at the annual rate of .09% on the amount of the line of credit. The commitment fee is allocated among the participating funds and portfolios in proportion to their average net assets during each calendar quarter. At October 31, 2000, the Domestic Growth Funds had no outstanding borrowings under the line of credit.

Note 7 -- Futures Contracts

The Domestic Growth Funds may enter into futures contracts as a hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, a fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included in the net unrealized appreciation (depreciation) of investments on the Statement of Assets and Liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund's cost basis in the contract.

Note 8 -- Security Lending

The Domestic Growth Funds may lend portfolio securities to approved brokers to earn additional income. Each applicable fund receives collateral against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At October 31, 2000, the value of securities loaned and aggregate collateral received were as follows:

                                                               Securities Loaned                         Collateral

   Principal Blue Chip Fund, Inc.                                $ 4,226,150                             $ 4,381,000
   Principal MidCap Fund, Inc.                                    34,307,166                              35,516,600
   Principal SmallCap Fund, Inc.                                   2,356,972                               2,452,286

SCHEDULES OF INVESTMENTS


GROWTH FUNDS (DOMESTIC)

PRINCIPAL BALANCED FUND, INC.


                                         Shares
                                          Held          Value



Common Stocks (63.93%)

Accounting, Auditing, &
Bookkeeping (1.36%)
   Paychex, Inc.                          33,650   $ 1,907,534

Advertising (0.57%)
   TMP Worldwide, Inc.                    10,591(a)    737,233
   WPP Group PLC ADR                       1,000        66,875

                                                       804,108
Air Transportation, Scheduled (0.07%)
   Ryanair Holdings PLC ADR                2,400(a)     96,750

Aircraft & Parts (0.04%)
   Rolls-Royce PLC ADR                     4,200        54,965

Auto & Home Supply Stores (0.36%)
   Autozone, Inc.                         18,600(a)    498,712

Bakery Products (0.44%)
   Sara Lee Corp.                         28,500       614,531

Beverages (0.51%)
   PepsiCo, Inc.                          13,600       658,750
   Seagram Co. Ltd.                          990        56,554

                                                        715,304
Blast Furnace & Basic Steel
Products (0.03%)
   Pohang Iron & Steel ADR                 2,900        45,856

Cable & Other Pay TV Services (1.04%)
   Comcast Corp.                          35,300(a)  1,438,475
   United Pan-Europe
     Communications NV ADR                 1,380(a)     25,185

                                                     1,463,660
Commercial Banks (3.83%)
   UBS AG ADR                                700(a)     98,000
   ABN-AMRO Holdings NV ADR                7,576       177,562
   Bank of America Corp.                   8,400(a)    403,725
   Chase Manhattan Corp.                  10,350       470,925
   Deutsche Bank                           1,500       123,332
   Dresdner Bank AG ADR                    3,293       136,634
   Fifth Third Bancorp                     9,600       493,200
   First Union Corp.                      14,692       445,351
   FleetBoston Financial Corp.            13,240       503,120
   HSBC Holdings PLC                       1,700       122,570
   National Australia Bank Ltd. ADR          470        33,017
   PNC Financial Corp.                     8,500       568,437
   Royal Bank of Canada                    1,400        44,275
   San Paolo IMI SPA ADR                   5,600       180,600
   State Street Corp.                      5,900       735,966
   The Bank of Tokyo-Mitsubishi Ltd. ADR   6,010        72,120
   Wells Fargo & Co.                      16,700       773,419

                                                     5,382,253
Commercial Printing (0.22%)
   Creo Products, Inc.                     1,900(a) $   58,306
   R.R. Donnelley & Sons Co.              11,700       251,550

                                                       309,856
Communications Equipment (4.58%)
   ADC Telecommunications                 25,300(a)    540,787
   Alcatel ADR                             2,890       180,264
   Canon, Inc. ADR                         2,700       109,519
   Comverse Technology, Inc.              14,300(a)  1,598,025
   Ericsson LM Telefon ADR                 8,500       117,938
   Koninklijke Philips Electronic          3,010       120,212
   Lucent Technologies, Inc.               7,400       172,513
   Matsushita Electric ADR                   200        58,450
   Motorola, Inc.                         19,710       491,518
   Nortel Networks Corp.                  32,798     1,492,309
   Siemens AG -  Unsponsored ADR             700        89,003
   Tellabs, Inc.                          29,300(a)  1,463,169

                                                     6,433,707
Communications Services, NEC (0.02%)
   Korea Telecom Corp. ADR                   800        29,500

Computer & Data Processing
Services (4.34%)
   3COM Corp.                              5,400(a)     95,850
   America Online, Inc.                    7,300(a)    368,139
   BMC Software, Inc.                      9,700(a)    197,031
   Computer Associates International       2,500        79,687
   Compuware Corp.                        12,100(a)     95,287
   Electronic Data Systems Corp.          12,500       586,719
   First Data Corp.                       12,600       631,575
   Microsoft Corp.                         8,400(a)    578,550
   Oracle Systems Corp.                    9,400(a)    310,200
   Sun Microsystems, Inc.                 20,100(a)  2,228,587
   Unisys Corp.                            8,600(a)    109,650
   Veritas Software                        5,800(a)    817,891

                                                     6,099,166
Computer & Office Equipment (6.99%)
   Automatic Data Processing, Inc.        14,200       927,436
   Cabletron Systems, Inc.                14,400(a)    390,600
   Cisco Systems, Inc.                    56,200(a)  3,027,775
   Compaq Computer Corp.                  25,700       781,536
   Dell Computer Corp.                     9,000(a)    265,500
   EMC Corp.                              19,500(a)  1,736,718
   Gateway, Inc.                          10,900(a)    562,549
   Hewlett-Packard Co.                    14,200       659,411
   Hitachi Ltd. ADR                          900       100,350
   International Business Machines Corp.   8,300       817,550
   NEC Corp. ADR                             734        74,409
   Orbotech Ltd. ADR                         732(a)     38,750
   Palm, Inc.                              8,009(a)    428,982

                                                     9,811,566
Consumer Products (0.66%)
   Fortune Brands, Inc.                   13,500       397,406
   Hanson PLC ADR                          2,100        55,125
   Philip Morris Cos., Inc.               12,800       468,800

                                                       921,331
Crude Petroleum & Natural Gas (0.52%)
   Texaco, Inc.                           12,400       732,375

Department Stores (1.15%)
   Kohl's Corp.                           18,000(a) $  975,375
   Target Corp.                            9,800       270,725
   Wal-Mart Stores, Inc.                   8,100       367,537

                                                     1,613,637
Dimension Stone (0.02%)
   Potash Corp. of Saskatchewan              560        33,250

Drugs (6.34%)
   Abbott Laboratories                    18,600       982,312
   American Home Products Corp.           14,000       889,000
   Aventis ADR                             2,490       179,436
   Bristol-Myers Squibb Co.               22,800     1,389,375
   Elan Corp. PLC ADR                      1,890(a)     98,162
   Glaxo Wellcome PLC ADR                  2,500       145,469
   Johnson & Johnson                      10,600       976,525
   Merck & Co., Inc.                       9,300       836,419
   Novartis                                2,400        92,100
   Pfizer, Inc.                           51,000     2,202,563
   Pharmacia Corp.                        10,643       585,365
   Schering-Plough Corp.                  10,100       522,044

                                                     8,898,770
Electric Lighting & Wiring
Equipment (0.01%)
   Furukawa Electric Co.                      70        18,400

Electric Services (1.41%)
   American Electric Power Co, Inc.        6,380       264,770
   Dominion Resources, Inc.                8,900       530,106
   Endesa SA ADR                           3,200        53,400
   Potomac Electric Power Co.             13,800       315,675
   Reliant Energy, Inc.                   16,600       685,788
   Scottish Power PLC                      2,500        75,469
   Southern Energy, Inc.                   2,083(a)     56,762

                                                     1,981,970
Electrical Industrial Apparatus (0.64%)
   Emerson Electric Co.                   12,200       895,938

Electronic Components &
Accessories (3.61%)
   Intel Corp.                            43,900     1,975,500
   JDS Uniphase Corp.                      5,800(a)    471,975
   Linear Technology Corp.                 9,400       606,888
   Maxim Integrated Products, Inc.        17,400(a)  1,153,837
   PMC Sierra, Inc.                        1,900(a)    322,050
   Texas Instruments                      11,000       539,688

                                                     5,069,938
Fats & Oils (0.27%)
   ADM Co.                                34,730       382,030

Federal & Federally-Sponsored
Credit (0.92%)
   Federal National Mortgage Association  16,700     1,285,900

Finance Services (0.06%)
   Nomura Securities Co. Ltd. ADR            410        86,929

Fire, Marine & Casualty Insurance (2.17%)
   American International Group, Inc.     21,500   $ 2,107,000
   Hartford Financial Services Group, Inc. 4,800       357,300
   Loews Corp.                             2,700       245,531
   St. Paul Cos.                           6,600       338,250

                                                     3,048,081
Foreign Bank, Branches, &
Agencies (0.10%)
   Fortis NV                               4,550       138,844

Furniture & Home Furnishings
Store (1.16%)
   Bed Bath & Beyond, Inc.                62,900(a)  1,623,606

Gas Production & Distribution (0.04%)
   BG Group PLC                            2,483        50,902

Gas Transportation (0.01%)
   Lattice Group PLC                       8,770        18,720

General Industrial Machinery (0.14%)
   Pall Corp.                              9,100       196,219

Grain Mill Products (0.35%)
   Ralston-Ralston Purina Group           20,300       492,275

Groceries & Related Products (1.42%)
   SYSCO Corp.                            35,400     1,847,438
   Unilever PLC ADR                        5,000       139,375

                                                     1,986,813
Grocery Stores (0.31%)
   Albertson's, Inc.                      15,881       376,181
   Koninklijke Ahold NV                    2,230        65,228

                                                       441,409
Heavy Construction (0.03%)
   Vivendi ADR                             3,300        48,056

Highway & Street Construction (0.12%)
   Halliburton Co.                         4,700       174,194

Hospitals (0.22%)
   Tenet Healthcare Corp.                  7,800       306,638

Household Appliances (2.20%)
   General Electric Co.                   56,400     3,091,425

Industrial Inorganic Chemicals (0.27%)
   Akzo ADR                                1,350        61,256
   Praxair, Inc.                           8,600       320,350

                                                       381,606
Investment Offices (0.07%)
   Amvescap PLC                              900       102,038

Life Insurance (0.60%)
   AXA ADR                                 2,620       174,066
   ING Groep NV ADR                        2,775       191,995
   Lincoln National Corp.                  9,800       474,075

                                                       840,136
Lumber & Other Building
Materials (0.73%)
   Home Depot, Inc.                       15,000   $   645,000
   Lowe's Companies, Inc.                  8,400       383,775

                                                     1,028,775
Machinery, Equipment & Supplies (0.26%)
   Grainger (W. W.), Inc.                 11,400       364,088

Medical Instruments & Supplies (1.54%)
   Fresenius Medical Care AG ADR           1,700        24,863
   Guidant Corp.                          27,000(a)  1,429,312
   St. Jude Medical, Inc.                 12,950(a)    712,250

                                                     2,166,425
Medical Services & Health
Insurance (0.16%)
   Aon Corp.                               5,500       227,906

Miscellaneous Chemical Products (0.47%)
   Du Pont (E. I.) De Nemours             14,653       664,880

Miscellaneous Converted Paper
Products (0.45%)
   Minnesota Mining & Mfg. Co.             6,600       637,725

Miscellaneous Food & Kindred
Products (0.11%)
   Groupe Danone                           3,610       101,802
   Nestle  SA ADR                            560        58,006

                                                       159,808
Miscellaneous Furniture &
Fixtures (0.24%)
   Newell Rubbermaid, Inc.                17,200       330,025

Miscellaneous Manufacturers (0.48%)
   Tyco International Ltd.                11,900       674,581

Miscellaneous Non-Durable Goods (0.11%)
   Diageo PLC ADR                          4,170       156,896

Miscellaneous Shopping Goods (0.20%)
   Staples, Inc.                          19,500(a)    277,875

Motion Picture Production &
Services (0.16%)
   Walt Disney Co.                         6,200       222,038

Newspapers (0.09%)
   United News & Media PLC ADR             2,400        56,400
   News Corp. Ltd. ADR                     1,600        68,800

                                                       125,200
Oil & Gas Field Services (0.49%)
   TransOcean Sedco Forex, Inc.            5,500       291,500
   Petroleum Geo-Services ADR              1,300(a)     17,794
   Schlumberger Ltd.                       4,900       373,013

                                                       682,307
Paper Mills (0.71%)
   Fort James Corp.                       15,362   $   505,986
   Kimberly Clark Corp.                    7,400       488,400

                                                       994,386
Petroleum & Petroleum Products (0.05%)
   E.on AG ADR                             1,300        66,056

Petroleum Refining (1.39%)
   BP Amoco PLC                           11,678       594,848
   Conoco, Inc., Class B                  13,803       375,269
   Exxon Mobil Corp.                       9,000       802,688
   Total Fina Elf ADR                      2,500       179,063

                                                     1,951,868
Professional & Commercial
Equipment (0.04%)
   Schering AG ADR                         1,100(a)     61,531

Pulp Mills (0.15%)
   Boise Cascade Corp.                     7,100       203,681

Radio & Television Broadcasting (0.29%)
   Carlton Communications PLC ADR          1,200        47,400
   Fox Entertainment Group                15,200(a)    326,800
   Grupo Televisa SA GDR                     600(a)     32,475

                                                       406,675
Research & Testing Services (0.22%)
   Qiagen NV ADR                           2,800(a)    120,750
   Moody's Corp.                           7,100       186,819

                                                       307,569
Rubber & Plastics Footwear (0.45%)
   Nike, Inc.                             15,800       631,013

Sanitary Services (0.25%)
   Waste Management, Inc.                 17,642       352,840

Savings Institutions (2.06%)
   Citigroup, Inc.                        54,866     2,887,323

Search & Navigation Equipment (0.02%)
   Marconi PLC                             1,225        31,850

Security Brokers & Dealers (0.30%)
   Bear Stearns Cos., Inc.                 3,668       222,373
   Morgan Stanley Dean Witter & Co.        2,500       200,781

                                                       423,154
Telegraph & Other Communications (0.04%)
   Colt Telecom Group PLC                    300(a)     39,188
   Sonera Corp. ADR                          600        13,425

                                                        52,613
Telephone Communication (3.22%)
   AT&T Corp.                             14,379   $   333,413
   AT&T Wireless Group                     8,691(a)    216,732
   Alltel Corp.                            6,900       444,619
   BellSouth Corp.                        17,900       864,794
   British Telecommunication PLC ADR         620        73,780
   Cable & Wireless PLC ADR                1,800        77,513
   Hellenic Telecom Organization SA ADR    1,800        15,750
   Koninklijke KPN NV ADR                  2,481        51,326
   McLeodUSA, Inc.                        16,500(a)    317,625
   NTT Docomo, Inc. ADR                      400        49,274
   Nippon Telegraph & Telephone Corp. ADR    900        41,119
   Nokia Corp. ADR, Class A                2,000        85,500
   SBC Communications, Inc.                6,970       402,082
   Sprint Corp.                            8,300       211,650
   Telefonica SA ADR                       1,316(a)     76,246
   Verizon Communications                 13,908       804,056
   Vodafone Group PLC ADR                  3,850       163,866
   Worldcom, Inc.                         12,500(a)    296,875

                                                     4,526,220
Tires & Inner Tubes (0.03%)
   Rhodia SA ADR                           3,400        41,863


                             Total Common Stocks    89,786,069



                                        Principal
                                         Amount         Value


Bonds (19.63%)

Beverages (0.72%)
   Seagram Co., Ltd. Notes;
      6.50%; 4/1/2003                 $1,000,000   $ 1,006,207

Blast Furnace & Basic Steel
Products (0.74%)
   Carpenter Technology Corp.
     Medium-Term Notes;
     6.99%; 4/20/2018                    800,000       725,607
   Quanex Corp. Convertible
     Subordinated Debentures;
     6.88%; 6/30/2007                    350,000       312,813

                                                      1,038,420
Consumer Products (1.06%)
   Philip Morris Cos., Inc. Notes;
     7.25%; 9/15/2001                  1,500,000     1,493,626

Commercial Banks (1.62%)
   NationsBank Corp.
     Subordinated Notes;
     7.80%; 9/15/2016                  2,300,000     2,282,410

Communications Equipment (0.90%)
   Motorola, Inc. Debentures;
     7.50%; 5/15/2025                  1,291,000     1,262,335

Computer & Office Equipment (1.81%)
   Seagate Technology, Inc.
     Senior Notes; 7.13%; 3/1/2004     1,750,000     1,751,015
     Senior Notes; 7.37%; 3/1/2007       813,000       798,727

                                                     2,549,742
Department Stores (1.20%)
   Dillard's, Inc. Notes;
     6.43%; 8/1/2004                  $1,500,000   $ 1,140,585
     7.38%; 6/1/2006                     772,000       538,934

                                                     1,679,519
Farm & Garden Machinery (0.83%)
   Deere & Co. Senior Debentures;
     8.50%; 1/9/2022                   1,100,000     1,160,246

Fire, Marine & Casualty Insurance (0.79%)
   St. Paul Cos., Inc.
     Medium-Term Notes, Series C;
     6.38%; 12/15/2008                 1,200,000     1,110,274

Funeral Service & Crematories (1.30%)
   Service Corp. International Notes;
     6.75%; 6/1/2001                   1,961,000     1,823,730

General Industrial Machinery (1.06%)
   Ingersoll-Rand Co. Medium-Term Notes;
     6.46%; 11/19/2003                 1,000,000       983,044
   Timken Co. Medium-Term Notes;
     7.30%; 8/13/2002                    500,000       502,710

                                                     1,485,754
Medical Services & Health
Insurance (0.28%)
   Aetna, Inc. Notes;
     6.38%; 8/15/2003                    400,000       393,685

Miscellaneous Investing (1.04%)
   Kimco Realty Corp. Senior Notes;
     6.50%; 10/1/2003                  1,500,000     1,463,856

Paper & Paper Products (0.33%)
   Boise Cascade Office Products Corp.
     Notes; 7.05%; 5/15/2005             500,000       468,167

Personal Credit Institutions (0.72%)
   Ford Motor Credit Co. Notes;
     7.88%; 6/15/2010                  1,000,000     1,008,405

Petroleum & Petroleum Products (1.06%)
   Enron Corp. Notes;
     6.75%; 9/1/2004                   1,500,000     1,482,799

Railroads (0.85%)
   Norfolk Southern Debentures;
     9.00%; 3/1/2021                   1,100,000     1,195,314

Security Brokers & Dealers (1.42%)
   Lehman Brothers, Inc. Senior
     Subordinated Notes;
     6.13%; 2/1/2001                   1,000,000       997,783
     7.25%; 4/15/2003                  1,000,000     1,002,026

                                                     1,999,809
Surety Insurance (1.90%)
   Allstate Corp. Debentures;
     6.75%; 5/15/2018                  2,000,000     1,777,392
   MBIA, Inc. Debentures;
     7.00%; 12/15/2025                 1,000,000       889,242

                                                     2,666,634
Trucking & Courier Services,
Except Air (0.00%)
   Builders Transport, Inc. Convertible
     Subordinated Debentures;
     6.50%; 5/1/2011                     $306,000  $       306


                                     Total Bonds    27,571,238


       Description of Issue             Principal
  Type     Rate       Maturity           Amount        Value


Federal Home Loan Mortgage Corporation (FHLMC)
Certificates (3.82%)

FHLMC     6.00%   1/1/2029           $   911,870   $   857,307
FHLMC     6.50    10/1/2027-1/1/2029   3,385,769     3,262,697
FHLMC     7.00    12/1/2027            1,265,941     1,244,119


                        Total FHLMC Certificates     5,364,123

Government National Mortgage Association (GNMA)
Certificates (3.49%)

GNMA I    6.00    1/15/2029            1,408,015     1,327,726
GNMA II   6.00    6/20/2026-9/20/2028  3,786,997    3,564,010


                         Total GNMA Certificates     4,891,736


                                        Principal
                                         Amount         Value


Asset-Backed Securities (5.73%)

Mortgage Pass-Through Securities (5.73%)
   DLJ Commercial Mortgage Corp.
     Mortgage Pass-Through Cert.,
     Class A-1B, Series 1998-CF1;
     6.41%; 2/15/2008                 $2,100,000   $ 2,018,738
     Mortgage Pass-Through Cert.,
     Class A-2, Series 1998-CF1;
     6.59%; 2/15/2008                    700,000       672,916
   First Union Commercial Mortgage Trust
     Commercial Mortgage Pass-Through
     Cert., Series 1999-C1, Class B;
     6.22%; 12/15/2008                 1,435,000     1,345,308
   GMAC Commercial Mortgage Securities,
     Inc. Mortgage Pass-Through Cert.,
     Series 1998-C2, Class C;
     6.50%; 8/15/2008                  2,000,000     1,898,680
   J.P. Morgan Commercial Mortgage Fin.
     Corp. Mortgage Pass-Through Cert.,
     Series 97-C5, Class A-2;
     7.06%; 9/15/2029                    220,000       220,417
     Mortgage Pass-Through Cert.,
     Series 1999-C7, Class B;
     6.66%; 10/15/2035                   450,000       431,789
   Morgan Stanley Capital I, Inc. Commercial
     Mortgage, Series 1999-RM1, Class B;
     6.81%; 12/15/2031                 $1,500,000  $ 1,454,916


                     Total Asset-Backed Securities   8,042,764

Commercial Paper (3.10%)

Personal Credit Institutions (3.10%)
   Investment in Joint Trading Account,
     Associates Corp. of North America;
     6.65%; 11/1/2000                  4,357,961     4,357,961




            Total Portfolio Investments (99.70%)   140,013,891

Cash, receivables and other assets,
   net of liabilities (0.30%)                          423,526


                      Total Net Assets (100.00%)  $140,437,417


(a) Non-income producing security - No dividend paid during the past twelve months.

PRINCIPAL BLUE CHIP FUND, INC.

                                         Shares
                                          Held          Value


Common Stocks (98.72%)

Beverages (6.28%)
   Anheuser-Busch Cos., Inc.             216,800   $ 9,918,600
   PepsiCo, Inc                     .    159,200     7,711,250
                                                    17,629,850
Commercial Banks (3.36%)
   FleetBoston Financial Corp.            99,200     3,769,600
   J.P. Morgan & Co., Inc.                16,100     2,664,550
   Wachovia Corp.                         24,100     1,301,400
   Wells Fargo & Co.                      36,400     1,685,775

                                                     9,421,325
Communications Equipment (1.25%)
   Motorola, Inc.                        141,000     3,516,188

Computer & Data Processing
Services (5.62%)
   Microsoft Corp.                        88,100(a)  6,067,887
   Oracle Systems Corp.                   96,200(a)  3,174,600
   Sun Microsystems, Inc.                 59,000(a)  6,541,625

                                                    15,784,112
Computer & Office Equipment (14.16%)
   Automatic Data Processing, Inc.       132,800     8,673,500
   Cisco Systems, Inc.                   186,900(a) 10,069,237
   Dell Computer Corp.                   174,500(a)  5,147,750
   EMC Corp.                              89,600(a)  7,980,000
   Hewlett-Packard Co.                   169,600     7,875,800

                                                    39,746,287
Department Stores (4.49%)
   Target Corp.                          162,500     4,489,063
   Wal-Mart Stores, Inc.                 178,900     8,117,587

                                                    12,606,650
Drugs (11.58%)
   American Home Products Corp.          112,100     7,118,350
   Bristol-Myers Squibb Co.              104,100     6,343,594
   Johnson & Johnson                      88,400     8,143,850
   Merck & Co., Inc.                     121,200    10,900,425

                                                    32,506,219
Eating & Drinking Places (2.11%)
   McDonald's Corp.                      191,500     5,936,500

Electrical Industrial Apparatus (1.98%)
   Emerson Electric Co.                   75,800     5,566,562

Electronic Components &
Accessories (4.18%)
   Intel Corp.                           149,800     6,741,000
   Solectron Corp.                        57,100(a)  2,512,400
   Texas Instruments                      50,700     2,487,469

                                                    11,740,869
Fire, Marine & Casualty Insurance (3.66%)
   American International Group, Inc.    104,852    10,275,496

Gas Production & Distribution (3.24%)
   Williams Cos., Inc.                   217,200     9,081,675

Groceries & Related Products (3.05%)
   SYSCO Corp.                           163,800     8,548,313

Highway & Street Construction (0.87%)
   Halliburton Co.                        65,600     2,431,300

Household Appliances (3.77%)
   General Electric Co.                  193,000   $10,578,812

Life Insurance (1.58%)
   Lincoln National Corp.                 91,800     4,440,825

Medical Instruments & Supplies (1.84%)
   Guidant Corp.                          97,300(a)  5,150,819

Miscellaneous Chemical Products (1.18%)
   Du Pont (E. I.) De Nemours             73,000     3,312,375

Miscellaneous Manufacturers (1.88%)
   Tyco International Ltd.                93,000     5,271,938

Oil & Gas Field Services (0.89%)
   TransOcean Sedco Forex, Inc.           47,300     2,506,900

Petroleum Refining (4.92%)
   Exxon Mobil Corp.                      98,219     8,759,907
   Royal Dutch Petroleum Co.  ADR         85,200     5,058,750

                                                    13,818,657
Primary Non-Ferrous Metal (0.50%)
   Alcoa, Inc.                            48,500     1,391,344

Savings Institutions (4.64%)
   Citigroup, Inc.                       181,800     9,567,225
   Washington Mutual, Inc.                78,600     3,458,400

                                                    13,025,625
Security Brokers & Dealers (0.96%)
   Morgan Stanley Dean Witter & Co.       33,500     2,690,469

Special Industry Machinery (2.03%)
   Applied Materials, Inc.               107,000(a)  5,684,375

Telephone Communication (8.70%)
   Alltel Corp.                           71,200     4,587,950
   AT&T Corp.                             72,750     1,686,890
   McLeodUSA, Inc.                        79,500(a)  1,530,375
   SBC Communications, Inc.               72,400     4,176,575
   Sprint Corp.                          172,600     4,401,301
   Verizon Communications                 77,958     4,506,946
   Worldcom, Inc.                         96,100(a)  2,282,375
   XO Communications, Inc.                37,000(a)  1,248,172

                                                    24,420,584


                             Total Common Stocks   277,084,069

                                        Principal
                                         Amount         Value


Commercial Paper (1.37%)

Personal Credit Institutions (1.37%)
   Investment in Joint Trading Account,
     Associates Corp. of North America;
     6.65%; 11/1/2000                 $3,854,602   $ 3,854,602

           Total Portfolio Investments (100.09%)   280,938,671

Liabilities, net of cash, receivables and
   other assets (-0.09%)                              (257,768)


                      Total Net Assets (100.00%)  $280,680,903



(a) Non-income producing security - No dividend paid during the past twelve months.

PRINCIPAL CAPITAL VALUE FUND, INC.

                                         Shares
                                          Held          Value

Common Stocks (98.43%)

Aircraft & Parts (2.17%)
   Honeywell International, Inc.         213,100   $11,467,444

Bakery Products (1.17%)
   Sara Lee Corp.                        286,600     6,179,813

Beverages (1.13%)
   PepsiCo, Inc.                         123,300     5,972,344

Cable & Other Pay TV Services (1.13%)
   Cablevision Systems Corp., Class A     80,200(a)  5,974,900

Chemicals & Allied Products (1.15%)
   Dow Chemical Co.                      197,800     6,057,625

Commercial Banks (7.81%)
   Bank of America Corp.                 172,460     8,288,859
   Chase Manhattan Corp.                 236,200    10,747,100
   Comerica, Inc.                        110,790     6,682,022
   FleetBoston Financial Corp.           189,680     7,207,840
   PNC Financial Corp.                   124,600     8,332,625

                                                    41,258,446
Communications Equipment (0.87%)
   Motorola, Inc.                        185,200     4,618,425

Computer & Data Processing (1.75%)
   Electronic Data Systems Corp.          87,335     4,099,286
   First Data Corp.                      102,200     5,122,775

                                                     9,222,061
Computer & Office Equipment (2.74%)
   Compaq Computer Corp.                 242,800     7,383,548
   Hewlett-Packard Co.                   152,600     7,086,362

                                                    14,469,910
Consumer Products (2.32%)
   Fortune Brands, Inc.                  415,500    12,231,281

Crude Petroleum & Natural Gas (4.18%)
   Burlington Resources, Inc.            225,200     8,107,200
   Texaco, Inc.                          237,070    14,001,947

                                                    22,109,147
Cutlery, Handtools & Hardware (1.26%)
   Danaher Corp.                         105,800     6,678,625

Department Stores (1.02%)
   Target Corp.                          194,600     5,375,825

Drugs (8.11%)
   American Home Products Corp.          170,600    10,833,100
   Bristol-Myers Squibb Co.              247,900    15,106,406
   Merck & Co., Inc.                     187,870    16,896,558

                                                     42,836,064
Eating & Drinking Places (1.45%)
   McDonald's Corp.                      247,900     7,684,900

Electric Services (6.99%)
   AES Corp.                              59,776(a)$ 3,377,344
   Dominion Resources, Inc.              183,700    10,941,631
   Duke Energy Corp.                     175,500    15,169,781
   Enron Corp.                            90,500     7,426,656

                                                    36,915,412
Electrical Industrial Apparatus (2.95%)
   Emerson Electric Co.                  211,900    15,561,406

Electronic Components &
Accessories (1.13%)
   Advanced Micro Devices, Inc.          102,800(a)  2,325,850
   Analog Devices, Inc.                   55,800(a)  3,627,000

                                                     5,952,850
Fire, Marine & Casualty
Insurance (3.89%)
   American International Group, Inc.    106,050    10,392,900
   Hartford Financial Services Group, Inc.136,400   10,153,275

                                                    20,546,175
Forest Products (0.75%)
   Weyerhaeuser Co.                       84,400     3,961,525

Groceries & Related Products (2.02%)
   SYSCO Corp.                           204,700    10,682,781

Highway & Street Construction (1.52%)
   Halliburton Co.                       217,200     8,049,975

Life Insurance (4.37%)
   American General Corp.                168,500    13,564,250
   Lincoln National Corp.                196,400     9,500,850

                                                    23,065,100
Measuring & Controlling Devices (0.66%)
   KLA-Tencor Corp.                      102,600(a)  3,469,162

Medical Instruments & Supplies (2.17%)
   Guidant Corp.                         216,100(a) 11,439,794

Miscellaneous Chemical Products (0.97%)
   Du Pont (E. I.) De Nemours            113,500     5,150,062

Miscellaneous Converted Paper
Products (1.80%)
   Minnesota Mining & Mfg. Co.            98,400     9,507,900

Miscellaneous Manufacturers (2.52%)
   Tyco International Ltd.               235,100    13,327,231

Miscellaneous Shopping Goods
Stores (1.71%)
   Staples, Inc.                         634,300(a)  9,038,775

Paper Mills (2.28%)
   Kimberly Clark Corp.                  182,900    12,071,400

Petroleum Refining (6.29%)
   Chevron Corp.                         150,800    12,384,450
   Coastal Corp.                          77,200     5,823,775
   Exxon Mobil Corp.                     168,200    15,001,338

                                                    33,209,563
Primary Non-Ferrous Metals (0.67%)
   Alcoa, Inc.                           123,700   $ 3,548,644

Radio & Television Broadcasting (1.09%)
   Fox Entertainment Group, Inc.         268,800(a)  5,779,200

Retail Stores, NEC (1.11%)
   Costco Wholesale Corp.                160,000(a)  5,860,000

Savings Institutions (3.59%)
   Citigroup, Inc.                       207,246    10,906,321
   Washington Mutual, Inc.               183,000     8,052,000

                                                    18,958,321
Search & Navigation Equipment (1.26%)
   Raytheon Co.                          208,000     6,656,000

Security Brokers & Dealers (1.20%)
   Morgan Stanley Dean Witter & Co.       78,800     6,328,625

Special Industry Machinery (0.71%)
   Applied Materials, Inc.                71,000(a)  3,771,875

Telephone Communication (8.52%)
   Alltel Corp.                          145,700     9,388,544
   AT&T Corp.                            291,550     6,760,316
   SBC Communications, Inc.              131,400     7,580,137
   Sprint Corp.                          273,600     6,976,800
   Verizon Communications                216,862    12,537,336
   WorldCom, Inc.                         75,300(a)  1,788,375

                                                    45,031,508


                             Total Common Stocks   520,020,094


                                        Principal
                                         Amount         Value


Commercial Paper (1.64%)

Personal Credit Institutions (1.64%)
   Investment in Joint Trading Account,
     Associates Corp. of North America;
     6.65%; 11/1/2000                 $8,678,583  $  8,678,583


          Total Portfolio Investments (100.07%)    528,698,677

Liabilities, net of cash, receivables
   and other assets (-0.07%)                          (348,267)


                     Total Net Assets (100.00%)   $528,350,410



(a) Non-income producing security - No dividend paid during the past twelve months.

INCIPAL GROWTH FUND, INC.

                                         Shares
                                          Held          Value

Common Stocks (99.32%)

Accounting, Auditing &
Bookkeeping (4.87%)
   Paychex, Inc.                         599,400   $33,978,487

Advertising (1.87%)
   TMP Worldwide, Inc.                   187,772(a) 13,070,691

Cable & Other Pay TV Services (3.11%)
   Comcast Corp.                         532,900(a) 21,715,675

Commercial Banks (3.76%)
   Fifth Third Bancorp.                  168,150     8,638,706
   State Street Corp.                    141,100    17,600,814

                                                    26,239,520
Communications Equipment (10.56%)
   ADC Telecommunications, Inc.          449,700(a)  9,612,338
   Comverse Technology, Inc.             202,100(a) 22,584,675
   Nortel Networks Corp.                 569,800    25,925,900
   Tellabs, Inc.                         312,000(a) 15,580,500

                                                    73,703,413
Computer & Data Processing
Services (8.64%)
   America Online, Inc.                  129,500(a)  6,530,685
   Sun Microsystems, Inc.                354,100(a) 39,260,838
   Veritas Software Corp.                102,800(a) 14,496,406

                                                    60,287,929
Computer & Office Equipment (14.93%)
   Automatic Data Processing, Inc.       249,500    16,295,469
   Cisco Systems, Inc.                   869,300(a) 46,833,536
   EMC Corp.                             348,300(a) 31,020,469
   Gateway, Inc.                         195,200(a) 10,074,272

                                                   104,223,746
Department Stores (2.47%)
   Kohl's Corp.                          318,400(a) 17,253,300

Drugs (7.34%)
   Bristol-Myers Squibb Co.              200,800    12,236,250
   Johnson & Johnson                      43,000     3,961,375
   Pfizer, Inc.                          811,200    35,033,700

                                                    51,231,325
Electronic Components &
Accessories (10.82%)
   Intel Corp.                           457,200    20,574,000
   JDS Uniphase Corp.                    102,800(a)  8,365,350
   Linear Technology Corp.               165,300    10,672,181
   Maxim Integrated Products, Inc.       311,900(a) 20,682,869
   PMC Sierra, Inc.                       33,500(a)  5,678,250
   Texas Instruments                     193,600     9,498,500

                                                    75,471,150
Federal & Federally Sponsored
Credit (2.11%)
   Federal National Mortgage Association 191,200    14,722,400

Fire, Marine & Casualty
Insurance (4.05%)
   American International Group, Inc.    288,050   $28,228,900

Furniture & Home Furnishings
Stores (4.12%)
   Bed Bath & Beyond, Inc.             1,114,800(a) 28,775,775

Groceries & Related Products (3.25%)
   SYSCO Corp.                           434,600    22,680,688

Household Appliances (4.45%)
   General Electric Co.                  565,900    31,018,394

Lumber & Other Building
Materials (1.65%)
   Home Depot, Inc.                      267,900    11,519,700

Medical Instruments & Supplies (3.65%)
   Guidant Corp.                         481,300(a) 25,478,819

Miscellaneous Shopping Goods
Stores (0.69%)
   Staples, Inc.                         335,700(a)  4,783,725

Savings Institutions (4.76%)
   Citigroup, Inc.                       631,733    33,244,949

Telephone Communication (2.22%)
   BellSouth Corp.                       320,300    15,474,494


                             Total Common Stocks   693,103,080


                                        Principal
                                         Amount         Value


Commercial Paper (0.70%)

Personal Credit Institutions (0.70%)
   Investment in Joint Trading Account,
     Associates Corp. of North America;
     6.65%; 11/1/2000                 $4,912,168   $ 4,912,168


           Total Portfolio Investments (100.02%)   698,015,248

Liabilities, net of cash, receivables
   and other assets (-0.02%)                          (132,915)


                      Total Net Assets (100.00%)  $697,882,333



(a) Non-income producing security - No dividend paid during the past twelve months.

PRINCIPAL LARGECAP STOCK INDEX FUND, INC.

                                         Shares
                                          Held          Value

Common Stocks (94.71%)

Accounting, Auditing &
Bookkeeping (0.16%)
   Paychex, Inc.                             769    $   43,593

Advertising (0.22%)
   Interpublic Group of Cos., Inc.           635        27,265
   Omnicom Group, Inc.                       366        33,763
                                                        61,028
Air Transportation, Scheduled (0.31%)
   AMR Corp.                                 309(a)     10,120
   Delta Air Lines, Inc.                     253        11,954
   FedEx Corp.                               588(a)     27,554
   Southwest Airlines Co.                  1,030        29,355
   US Airways Group, Inc.                    138(a)      5,209
                                                        84,192
Aircraft & Parts (1.32%)
   B.F. Goodrich Co.                         210         8,597
   Boeing Co.                              1,852       125,589
   General Dynamics Corp.                    410        29,341
   Honeywell International, Inc.           1,653        88,952
   Northrop Grumman Corp.                    148        12,432
   Rockwell International Corp.              383        15,057
   Textron, Inc.                             295        14,879
   United Technologies Corp.                 967        67,509
                                                       362,356
Auto & Home Supply Stores (0.03%)
   Autozone, Inc.                            263(a)      7,052

Automotive Rentals, No Drivers (0.01%)
   Ryder Systems, Inc.                       123         2,429

Bakery Products (0.14%)
   Sara Lee Corp.                          1,795        38,705

Beer, Wine & Distilled Beverages (0.03%)
   Brown-Forman Corp.                        141         8,583

Beverages (2.23%)
   Adolph Coors Co., Class B                  77         4,904
   Anheuser-Busch Cos., Inc.               1,870        85,552
   Coca-Cola Co.                           5,112       308,637
   Coca-Cola Enterprises                     863        15,858
   PepsiCo, Inc.                           2,979       144,295
   Seagram Co. Ltd.                          900        51,412
                                                       610,658
Blankbooks & Bookbinding (0.01%)
   Deluxe Corp.                              149         3,362

Blast Furnace & Basic Steel
Products (0.05%)
   Allegheny Technologies, Inc.              168         3,402
   Bethlehem Steel Corp.                     273(a)        785
   Nucor Corp.                               168         5,828
   USX-U.S. Steel Group                      183         2,917
   Worthington Industries, Inc.              176         1,683
                                                        14,615
Books (0.14%)
   Harcourt General, Inc.                    151    $    8,464
   McGraw-Hill Cos., Inc.                    401        25,739
   Meredith Corp.                            105         3,334
                                                        37,537
Broadwoven Fabric Mills, Cotton (0.00%)
   Springs Industries, Inc.                   38           895

Business Credit Institutions (0.15%)
   C.I.T. Group, Inc.                        541         9,434
   Providian Financial Corp.                 294        30,576
                                                        40,010
Cable & Other Pay TV
Services (0.28%)
   Comcast Corp.                           1,867(a)     76,080

Chemicals & Allied Products (0.18%)
   Dow Chemical Co.                        1,399        42,844
   Sigma-Aldrich Corp.                       166         5,934
                                                        48,778
Combination Utility Services (0.26%)
   Cinergy Corp.                             327        10,014
   Constellation Energy Group, Inc.          308        12,840
   Entergy Corp.                             459        17,585
   Keyspan Corp.                             277         9,747
   PG&E Corp.                                796        21,442
                                                        71,628
Commercial Banks (5.09%)
   AmSouth Bancorp.                          777        10,829
   Bank of America Corp.                   3,390       162,932
   Bank of New York Co., Inc.              1,523        87,668
   Bank One Corp.                          2,385        87,052
   BB&T Corp.                                825        26,297
   Chase Manhattan Corp.                   2,701       122,895
   Comerica, Inc.                            322        19,421
   Fifth Third Bancorp.                      960        49,320
   First Union Corp.                       2,032        61,595
   Firstar Corp.                           1,978        38,942
   FleetBoston Financial Corp.             1,863        70,794
   Huntington Bancshares, Inc.               518         7,446
   J.P. Morgan & Co., Inc.                   327        54,118
   KeyCorp                                   888        21,922
   MBNA Corp.                              1,758        66,035
   Mellon Financial Corp.                  1,007        48,588
   National City Corp.                     1,254        26,804
   Northern Trust Corp.                      458        39,102
   Old Kent Financial Corp.                  282         7,808
   PNC Financial Corp.                       596        39,857
   Regions Financial Corp.                   452        10,650
   Southtrust Corp.                          347        11,234
   State Street Corp.                        333        41,538
   Summit Bancorp.                           359        13,462
   Suntrust Banks, Inc.                      615        30,020
   Synovus Financial Corp.                   587        12,657
   Union Planters Corp.                      279         9,434
   US Bancorp.                             1,540        37,249
   Wachovia Corp.                            419        22,626
   Wells Fargo & Co.                       3,398       157,370
                                                     1,395,665
Commercial Printing (0.02%)
   R. R. Donnelley & Sons Co.                251         5,396

Communications Equipment (3.17%)
   ADC Telecommunications, Inc.            1,593(a) $   34,050
   Andrew Corp.                              168(a)      4,420
   Comverse Technology, Inc.                 321(a)     35,872
   Lucent Technologies, Inc.               6,893       160,693
   Motorola, Inc.                          4,501       112,244
   Network Appliance, Inc.                   645(a)     76,755
   Nortel Networks Corp.                   6,166       280,553
   Qualcom, Inc.                           1,537(a)    100,073
   Scientific-Atlanta, Inc.                  328        22,448
   Tellabs, Inc.                             847(a)     42,297
                                                       869,405
Communications Services, NEC (0.25%)
   Avaya, Inc.                               575(a)      7,727
   Nextel Communications, Inc.             1,572(a)     60,424
                                                        68,151
Computer & Data Processing
Services (8.43%)
   Adobe Systems, Inc.                       494        37,575
   America Online, Inc.                    4,766(a)    240,349
   Autodesk, Inc.                            119         2,625
   BMC Software, Inc.                        509(a)     10,339
   Citrix Systems, Inc.                      383(a)      8,474
   Computer Associates International, Inc. 1,220        38,887
   Computer Sciences Corp.                   347(a)     21,861
   Compuware Corp.                           753(a)      5,930
   Electronic Data Systems Corp.             962        45,154
   First Data Corp.                          837        41,955
   IMS Health, Inc.                          613        14,482
   Mercury Interactive Corp.                 164(a)     18,204
   Microsoft Corp.                        10,863(a)    748,189
   Novell, Inc.                              671(a)      6,039
   Oracle Systems Corp.                   11,621(a)    383,493
   Parametric Technology Corp.               562(a)      6,920
   Peoplesoft, Inc.                          576(a)     25,137
   Sapient Corp.                             245(a)      8,713
   Siebel Systems, Inc.                      860(a)     90,246
   Sun Microsystems, Inc.                  3,274(a)    363,005
   Unisys Corp.                              646(a)      8,236
   Veritas Software Corp.                    830(a)    117,043
   Yahoo!, Inc.                            1,134(a)     66,481
                                                     2,309,337
Computer & Office Equipment (8.34%)
   Apple Computer, Inc.                      671(a)     13,126
   Automatic Data Processing, Inc.         1,294        84,514
   Cabletron Systems, Inc.                   380(a)     10,307
   Ceridian Corp.                            300(a)      7,500
   Cisco Systems, Inc.                    14,648(a)    789,161
   Compaq Computer Corp.                   3,509       106,709
   Dell Computer Corp.                     5,340(a)    157,530
   EMC Corp.                               4,500(a)    400,781
   Gateway, Inc.                             665(a)     34,321
   Hewlett-Packard Co.                     4,116       191,137
   International Business Machines Corp.   3,635       358,047
   Lexmark International Group, Inc.         263(a) $   10,783
   NCR Corp.                                 198(a)      8,539
   Palm, Inc.                              1,167(a)     62,507
   Pitney Bowes, Inc.                        527        15,645
   Seagate Technology, Inc.                  472(a)     32,981
                                                     2,283,589
Construction & Related Machinery (0.18%)
   Baker Hughes, Inc.                        683        23,478
   Caterpillar, Inc.                         713        24,999
                                                        48,477
Consumer Products (0.76%)
   Fortune Brands, Inc.                      324         9,538
   Nabisco Group Holdings Corp.              673        19,433
   Philip Morris Cos., Inc.                4,649       170,270
   UST, Inc.                                 334         8,434
                                                       207,675
Credit Reporting & Collection (0.04%)
   Equifax, Inc.                             292        10,074

Crude Petroleum & Natural Gas (0.69%)
   Anadarko Petroleum Co.                    501        32,089
   Apache Corp.                              252        13,939
   Burlington Resources, Inc.                445        16,020
   Devon Energy Corp.                        263        13,255
   Kerr-McGee Corp.                          195        12,736
   Occidental Petroleum Corp.                762        15,145
   Texaco, Inc.                            1,137        67,154
   USX-Marathon Group, Inc.                  645        17,536
                                                       187,874
Crushed & Broken Stone (0.03%)
   Vulcan Materials Co.                      208         8,736

Cutlery, Handtools & Hardware (0.48%)
   Danaher Corp.                             293        18,496
   Gillette Co.                            2,174        75,818
   Illinois Tool Works, Inc.                 623        34,615
   Snap-On, Inc.                             121         3,093
                                                       132,022
Department Stores (2.07%)
   Dillard's, Inc., Class A                  192         2,016
   Federated Department Stores, Inc.         430(a)     14,002
   J.C. Penney Co., Inc.                     541         6,323
   Kohl's Corp.                              680(a)     36,847
   May Department Stores Co.                 614        16,118
   Sears, Roebuck & Co.                      707        21,019
   Target Corp.                            1,878        51,880
   Wal-Mart Stores, Inc.                   9,220       418,357
                                                       566,562
Drug Stores & Proprietary Stores (0.51%)
   CVS Corp.                                 807        42,721
   Longs Drug Stores Corp.                    78         1,706
   Walgreen Co.                            2,085        95,128
                                                       139,555
Drugs (9.37%)
   Abbott Laboratories                     3,199       168,947
   ALZA Corp.                                238(a)     19,263
   American Home Products Corp.            2,691       170,879
   Amgen, Inc.                             2,122(a)    122,943
   Biogen, Inc.                              306(a)     18,417
   Bristol-Myers Squibb Co.                4,057       247,223
   Johnson & Johnson                       2,871       264,491
   King Pharmaceuticals, Inc.                341(a) $   15,281
   Lilly (Eli) & Co.                       2,332       208,423
   Medimmune, Inc.                           433(a)     28,307
   Merck & Co., Inc.                       4,748       427,023
   Pfizer, Inc.                           13,032       562,830
   Pharmacia Corp.                         2,678       147,290
   Schering-Plough Corp.                   3,023       156,251
   Watson Pharmaceuticals, Inc.              210(a)     13,138
                                                      2,570,706
Drugs, Proprietaries & Sundries (0.26%)
   Cardinal Health, Inc.                     574        54,387
   McKesson HBOC, Inc.                       587        16,473
                                                        70,860
Eating & Drinking Places (0.38%)
   Darden Restaurants, Inc.                  252         5,670
   McDonald's Corp.                        2,726        84,506
   Tricon Global Restaurants, Inc.           301(a)      9,030
   Wendy's International, Inc.               234         5,089
                                                       104,295
Electric Lighting & Wiring
Equipment (0.04%)
   Cooper Industries, Inc.                   192         7,344
   National Service Industries, Inc.          84         1,717
   Thomas & Betts Corp.                      120         1,815
                                                        10,876
Electric Services (2.28%)
   AES Corp.                                 942(a)     53,223
   Ameren Corp.                              283        11,249
   American Electric Power Co., Inc.         665        27,597
   CMS Energy Corp.                          250         6,750
   Consolidated Edison, Inc.                 438        15,412
   CP&L Energy, Inc.                         329        13,263
   Dominion Resources, Inc.                  491        29,245
   DTE Energy Co.                            294        10,621
   Duke Energy Corp.                         759        65,606
   Edison International                      672        16,044
   Enron Corp.                             1,526       125,227
   Exelon Corp.                              668        40,133
   FirstEnergy Corp.                         472        12,213
   Florida Progress Corp.                    203        10,797
   FPL Group, Inc.                           367        24,222
   GPU, Inc.                                 250         8,266
   Niagara Mohawk Holdings, Inc.             331(a)      5,296
   Pinnacle West Capital Corp.               175         7,602
   PPL Corp.                                 299        12,315
   Public Service Enterprise Group, Inc.     443        18,384
   Reliant Energy, Inc.                      607        25,077
   Sempra Energy                             422         8,730
   Southern Co.                            1,339        39,333
   Texas Utilities Holdings Co.              544        20,162
   Xcel Energy, Inc.                         700        17,894
                                                       624,661
Electrical Industrial Apparatus (0.26%)
   American Power Conversion                 401(a)      5,188
   Emerson Electric Co.                      881        64,698
                                                        69,886
Electronic Components &
Accessories (5.48%)
   Adaptec, Inc.                             204(a) $    3,226
   Advanced Micro Devices, Inc.              644(a)     14,571
   Altera Corp.                              824(a)     33,732
   Analog Devices, Inc.                      733(a)     47,645
   Broadcom Corp., Class A                   458(a)    101,848
   Conexant Systems, Inc.                    470(a)     12,367
   Intel Corp.                            13,859       623,655
   JDS Uniphase Corp.                      1,932(a)    157,217
   Linear Technology Corp.                   642        41,449
   LSI Logic Corp.                           640(a)     21,040
   Maxim Integrated Products, Inc.           583(a)     38,660
   Micron Technology, Inc.                 1,165(a)     40,484
   Molex, Inc.                               405        21,870
   National Semiconductor Corp.              366(a)      9,516
   Novellus Systems, Inc.                    270(a)     11,053
   Power-One, Inc.                           152(a)     10,782
   Sanmina Corp.                             313(a)     35,780
   Solectron Corp.                         1,241(a)     54,604
   Texas Instruments, Inc.                 3,567       175,006
   Xilinx, Inc.                              679(a)     49,185
                                                     1,503,690
Engines & Turbines (0.02%)
   Briggs & Stratton Corp.                    45         1,606
   Cummins Engine Co., Inc.                   86         2,924
                                                         4,530
Fabricated Rubber Products, NEC (0.01%)
   Cooper Tire & Rubber Co.                  149         1,630

Family Clothing Stores (0.24%)
   Gap, Inc.                               1,754        45,275
   Nordstrom, Inc.                           268         4,405
   TJX Cos., Inc.                            603        16,432
                                                        66,112
Farm & Garden Machinery (0.07%)
   Deere & Co.                               484        17,817

Fats & Oils (0.05%)
   ADM Co.                                 1,306        14,365

Federal & Federally Sponsored
Credit (0.90%)
   Federal National Mortgage Association   2,078       160,006
   Freddie Mac                             1,435        86,100
                                                       246,106
Finance Services (0.04%)
   Cincinnati Financial Corp.                332        12,201

Fire, Marine & Casualty
Insurance (2.61%)
   Aetna, Inc.                               292        16,881
   Allstate Corp.                          1,515        60,979
   American International Group, Inc.      4,777       468,146
   Chubb Corp.                               361        30,482
   Cigna Corp.                               326        39,756
   Hartford Financial Services Group, Inc.   463        34,465
   Loews Corp.                               203        18,460
   Progressive Corp.                         151        14,836
   Safeco Corp.                              263         6,361
   St. Paul Cos., Inc.                       461        23,626
                                                       713,992
Forest Products (0.08%)
   Weyerhaeuser Co.                          455    $   21,357

Furniture & Home Furnishing
Stores (0.05%)
   Bed Bath & Beyond, Inc.                   583(a)     15,049

Gas Production & Distribution (0.44%)
   Columbia Energy Group                     164        11,798
   Dynegy, Inc.                              639        29,594
   Eastern Enterprises                        55         3,541
   El Paso Energy Corp.                      479        30,027
   Nicor, Inc.                                95         3,355
   Oneok Inc.                                 60         2,377
   Peoples Energy Corp.                       72         2,475
   Williams Cos., Inc.                       913        38,175
                                                       121,342
General Industrial Machinery (0.14%)
   Dover Corp.                               419        17,781
   Ingersoll-Rand Co.                        333        12,571
   Pall Corp.                                255         5,498
   Timken Co.                                125         1,758
                                                        37,608
Glass & Glassware, Pressed or
Blown (0.52%)
   Corning, Inc.                           1,821       139,306
   Owens-Illinois, Inc.                      301(a)      1,787
                                                       141,093
Gold & Silver Ores (0.09%)
   Barrick Gold Corp.                        817        10,927
   Homestake Mining Co.                      543         2,240
   Newmont Mining Corp.                      347         4,706
   Placer Dome, Inc.                         675         5,484
                                                        23,357
Grain Mill Products (0.30%)
   General Mills, Inc.                       589        24,591
   Kellogg Co.                               837        21,239
   Quaker Oats Co.                           273        22,267
   Ralston-Ralston Purina Group              633        15,350
                                                        83,447
Greeting Cards (0.01%)
   American Greetings Corp.                  133         2,419

Groceries & Related Products (0.57%)
   Safeway, Inc.                           1,026(a)     56,109
   SUPERVALU, Inc.                           273         4,197
   SYSCO Corp.                               687        35,853
   Unilever NV                             1,180        59,959
                                                       156,118
Grocery Stores (0.24%)
   Albertsons, Inc.                          873        20,679
   Kroger Co.                              1,705(a)     38,469
   Winn-Dixie Stores, Inc.                   290         5,582
                                                        64,730
Health & Allied Services, NEC (0.03%)
   HealthSouth Corp.                         796(a) $    9,552

Heavy Construction, Except Highway (0.00%)
   McDermott International, Inc.             124         1,201

Highway & Street Construction (0.12%)
   Halliburton Co.                           920        34,098

Hospitals (0.28%)
   Columbia/HCA Healthcare Corp.           1,152        46,008
   Humana, Inc.                              342(a)      4,147
   Tenet Healthcare Corp.                    651        25,592
                                                        75,747
Hotels & Motels (0.10%)
   Hilton Hotels Corp.                       760         7,220
   Marriot International, Inc., Class A      495        20,048
                                                        27,268
Household Appliances (4.13%)
   General Electric Co.                   20,445(b)  1,120,643
   Maytag Corp.                              161         4,609
   Whirlpool Corp.                           148         6,438
                                                     1,131,690
Household Furniture (0.02%)
   Leggett & Platt, Inc.                     405         6,632

Industrial Inorganic Chemicals (0.19%)
   Air Products & Chemicals, Inc.            472        17,611
   Eastman Chemical Co.                      158         6,774
   Great Lakes Chemical Corp.                108         3,605
   Praxair, Inc.                             327        12,181
   Union Carbide Corp.                       279        11,997
   W.R. Grace & Co.                          118(a)        450

                                                        52,618
Industrial Machinery, NEC (0.03%)
   Parker-Hannifin Corp.                     231         9,558

Industrial Organic Chemicals (0.01%)
   International Flavors & Fragrances, Inc.  205         3,434

Insurance Agents, Brokers &
Services (0.27%)
   Marsh & McLennan Cos., Inc.               560        73,220

Jewelry, Silverware & Plated Ware (0.05%)
   Tiffany & Co.                             300        12,806

Knitting Mills (0.00%)
   Russell Corp.                              67         1,072

Life Insurance (0.28%)
   American General Corp.                    521        41,941
   Jefferson-Pilot Corp.                     213        14,644
   Lincoln National Corp.                    393        19,011

                                                        75,596
Lumber & Construction Materials (0.01%)
   Crane Co.                                 125         3,273

Lumber & Other Building
Materials (0.88%)
   Home Depot, Inc.                        4,781    $  205,583
   Lowe's Cos., Inc.                         789        36,047

                                                       241,630
Machinery, Equipment & Supplies (0.02%)
   Grainger (W. W.), Inc.                    194         6,196

Management & Public Relations (0.06%)
   Fluor Corp.                               156         5,460
   Perkinelmer, Inc.                         102        12,189
                                                        17,649
Measuring & Controlling Devices (0.67%)
   Agilent Technologies, Inc.                935(a)     43,302
   Allergan, Inc.                            272        22,865
   Eaton Corp.                               150        10,209
   Johnson Controls, Inc.                    177        10,554
   KLA-Tencor Corp.                          384(a)     12,984
   Millipore Corp.                            96         5,040
   PE Corp.-PE Biosystems Group              430        50,310
   Tektronix, Inc.                            99         7,054
   Teradyne, Inc.                            358(a)     11,188
   Thermo Electron Corp.                     358(a)     10,382

                                                       183,888
Medical Instruments & Supplies (1.01%)
   Bard (C.R.), Inc.                         105         4,397
   Baxter International, Inc.                603        49,559
   Becton, Dickinson & Co.                   522        17,487
   Biomet, Inc.                              366        13,245
   Boston Scientific Corp.                   838(a)     13,356
   Guidant Corp.                             633(a)     33,509
   Medtronic, Inc.                         2,473       134,315
   St. Jude Medical, Inc.                    174(a)      9,570

                                                       275,438
Medical Services & Health
Insurance (0.51%)
   AFLAC, Inc.                               548        40,038
   Aon Corp.                                 527        21,838
   Conseco, Inc.                             672         4,662
   Torchmark Corp.                           263         8,761
   United Healthcare Corp.                   332        36,312
   UnumProvident Corp.                       496        14,012
   Wellpoint Health Networks, Inc.           129(a)     15,085

                                                       140,708
Men's & Boys' Furnishings (0.02%)
   V.F. Corp.                                236         6,446

Metal Cans & Shipping Containers (0.02%)
   Ball Corp.                                 60         2,108
   Crown Cork & Seal Co., Inc.               260         2,372
                                                         4,480
Metal Mining Services (0.01%)
   Freeport-McMoRan Copper &
     Gold, Inc., Class B                     315(a)      2,500

Metalworking Machinery (0.04%)
   Black & Decker Corp.                      172         6,471
   Stanley Works                             177         4,713

                                                        11,184
Millwork, Plywood & Strucural
Members (0.03%)
   Georgia-Pacific Group                     352    $    9,460

Miscellaneous Amusement, Recreation
Services (0.03%)
   Harrahs Entertainment, Inc.               241(a)      6,899

Miscellaneous Business Services (0.12%)
   Cendant Corp.                           1,499(a)     17,988
   Convergys Corp.                           318(a)     13,853

                                                        31,841
Miscellaneous Chemical Products (0.36%)
   Du Pont (E. I.) De Nemours              2,153        97,692

Miscellaneous Converted Paper
Products (0.35%)
   Avery Dennison Corp.                      230        11,615
   Bemis Company, Inc.                       110         2,846
   Minnesota Mining & Mfg. Co.               816        78,846
   Pactiv Corp.                              350(a)      3,675

                                                        96,982
Miscellaneous Food & Kindred
Products (0.16%)
   Campbell Soup Co.                         869        25,418
   Starbucks Corp.                           386(a)     17,249

                                                        42,667
Miscellaneous Furniture & Fixtures (0.04%)
   Newell Rubbermaid, Inc.                   550        10,553

Miscellaneous General Merchandise
Stores (0.01%)
   Consolidated Stores Corp.                 230(a)      2,731

Miscellaneous Manufacturers (0.72%)
   Armstrong Holdings, Inc.                   71           204
   Tyco International Ltd.                 3,478       197,159

                                                       197,363
Miscellaneous Personal Services (0.02%)
   H&R Block, Inc.                           189         6,745

Miscellaneous Plastics Products, NEC (0.04%)
   Sealed Air Corp.                          172(a)      8,278
   Tupperware Corp.                          119         2,038

                                                        10,316
Miscellaneous Shopping Goods Stores (0.09%)
   Office Depot, Inc.                        631(a)      5,245
   Staples, Inc.                             938(a)     13,366
   Toys `R' Us, Inc.                         422(a)      7,253

                                                        25,864
Miscellaneous Transportation
Equipment (0.02%)
   FMC Corp.                                  63(a)      4,788

Mortgage Bankers & Brokers (0.03%)
   Countrywide Credit Industries, Inc.       235         8,798

Motion Picture Production &
Services (1.97%)
   Time Warner, Inc.                       2,731    $  207,310
   Viacom, Inc., Class B                   3,130(a)    178,019
   Walt Disney Co.                         4,303       154,101

                                                       539,430
Motor Vehicles & Equipment (0.78%)
   Dana Corp.                                307         6,812
   Delphi Automotive Systems Corp.         1,155        18,119
   Ford Motor Co.                          3,907       102,070
   General Motors Corp.                      940        58,398
   ITT Industries, Inc.                      182         5,926
   Navistar International Corp.              122(a)      4,034
   PACCAR, Inc.                              157         6,604
   TRW, Inc.                                 256        10,752

                                                       212,715
Motor Vehicles, Parts & Supplies (0.05%)
   Genuine Parts Co.                         361         7,694
   Visteon Corp.                             271         4,793

                                                        12,487
Motorcycles, Bicycles & Parts (0.11%)
   Harley Davidson, Inc.                     624        30,069

Newspapers (0.31%)
   Dow Jones & Co., Inc.                     181        10,656
   Gannett Co.                               544        31,552
   Knight-Ridder, Inc.                       156         7,839
   New York Times Co., Class A               345        12,679
   Tribune Co.                               636        23,572

                                                        86,298
Nursing & Personal Care Facilities (0.01%)
   Manor Care, Inc.                          210(a)      3,504

Oil & Gas Field Services (0.48%)
   Nabors Industries, Inc.                   301(a)     15,321
   Rowan Cos., Inc.                          195(a)      4,912
   Schlumberger Ltd.                       1,176        89,523
   Transocean Sedco Forex, Inc.              435        23,055

                                                       132,811
Operative Builders (0.03%)
   Centex Corp.                              121         4,477
   Pulte Corp.                                83         2,765

                                                         7,242
Opthalmic Goods (0.02%)
   Bausch & Lomb, Inc.                       110         4,242

Ordnance & Accessories, NEC (0.12%)
   Lockheed Martin Corp.                     881        31,584

Paints & Allied Products (0.03%)
   Sherwin-Williams Co.                      335         7,265

Paper Mills (0.38%)
   Fort James Corp.                          423    $   13,933
   Kimberly Clark Corp.                    1,111        73,326
   Potlatch Corp.                             59         1,976
   Westvaco Corp.                            208         5,928
   Willamette Industries, Inc.               224         8,134

                                                       103,297
Paperboard Containers & Boxes (0.02%)
   Temple-Inland, Inc.                       105         4,699

Passenger Transportation
Arrangement (0.03%)
   Sabre Group Holdings, Inc.                266         8,894

Personal Credit Institutions (1.14%)
   American Express Co.                    2,749       164,940
   Associates First Capital Corp.          1,503        55,799
   Capital One Financial Corp.               405        25,566
   Household International Corp.             975        49,055
   USA Education, Inc.                       321        17,936

                                                       313,296
Petroleum Refining (4.34%)
   Amerada Hess Corp.                        185        11,470
   Ashland, Inc.                             144         4,716
   Chevron Corp.                           1,347       110,622
   Coastal Corp.                             443        33,419
   Conoco, Inc., Class B                   1,286        34,963
   Exxon Mobil Corp.                       7,191       641,347
   Phillips Petroleum Co.                    525        32,419
   Royal Dutch Petroleum Co. ADR           4,426       262,795
   Sunoco, Inc.                              179         5,359
   Tosco Corp.                               299         8,559
   Unocal Corp.                              501        17,097

                                                     1,162,766
Photographic Equipment &
Supplies (0.15%)
   Eastman Kodak Co.                         635        28,496
   Polaroid Corp.                             93           936
   Xerox Corp.                             1,376        11,610

                                                        41,042
Plastic Materials & Synthetics (0.12%)
   Hercules, Inc.                            222         4,065
   PPG Industries, Inc.                      359        16,020
   Rohm & Haas Co.                           446        13,408

                                                        33,493
Plumbing & Heating, Except
Electric (0.06%)
   Masco Corp.                               944        17,641

Preserved Fruits & Vegetables (0.20%)
   Conagra Foods, Inc.                     1,100        23,513
   Heinz (H.J.) Co.                          717        30,069

                                                        53,582
Primary Non-Ferrous Metals (0.34%)
   Alcan Aluminium  Ltd.                     691        21,810
   Alcoa, Inc.                             1,788        51,293
   Engelhard Corp.                           263         5,490
   Inco Ltd.                                 375(a)      5,789
   Phelps Dodge Corp.                        162         7,573

                                                        91,955
Pulp Mills (0.17%)
   Boise Cascade Corp.                       118    $    3,385
   International Paper Co.                   998        36,552
   Mead Corp.                                211         6,106

                                                        46,043
Radio & Television Broadcasting (0.27%)
   Clear Channel Communications, Inc.      1,209(a)     72,616

Radio, Television & Computer
Stores (0.18%)
   Best Buy, Inc.                            426(a)     21,380
   Circuit City Stores - Circuit City Group  424         5,618
   RadioShack Corp.                          383        22,836

                                                        49,834
Railroads (0.25%)
   Burlington Northern Sante Fe Corp.        835        22,180
   CSX Corp.                                 452        11,441
   Norfolk Southern Corp.                    791        11,173
   Union Pacific Corp.                       511        23,953

                                                        68,747
Research & Testing Services (0.04%)
   Moody's Corp.                             334         8,788
   Quintiles Transnational Corp.             239(a)      3,331

                                                        12,119
Residential Building Construction (0.01%)
   Kaufman & Broad Home Corp.                 99         2,945

Retail Stores, NEC (0.12%)
   Costco Wholesale Corp.                    922(a)     33,768

Rubber & Plastics Footwear (0.09%)
   Nike, Inc.                                556        22,205
   Reebok International Ltd.                 117(a)      2,523

                                                        24,728
Sanitary Services (0.11%)
   Allied Waste Industries, Inc.             406(a)      3,756
   Waste Management, Inc.                  1,284        25,680

                                                        29,436
Savings Institutions (2.07%)
   Charter One Financial, Inc.               433         9,932
   Citigroup, Inc.                         9,286       488,677
   Golden West Financial Corp.               326        18,276
   Washington Mutual, Inc.                 1,112        48,928

                                                       565,813
Sawmills & Planning Mills (0.01%)
   Louisiana Pacific Corp.                   215         1,827

Search & Navigation Equipment (0.09%)
   Raytheon Co., Class B                     701        23,965

Security & Commodity Services (0.20%)
   Franklin Resources, Inc.                  503        21,549
   Price (T. Rowe) Associates, Inc.          250        11,703
   Stilwell Financial, Inc.                  464        20,793

                                                        54,045
Security Brokers & Dealers (1.72%)
   Bear Stearns Cos., Inc.                   222        13,459
   Charles Schwab Corp.                    2,850       100,106
   Lehman Brothers Holdings, Inc.            501        32,315
   Merrill Lynch & Co., Inc.               1,658       116,060
   Morgan Stanley Dean Witter & Co.        2,323       186,566
   Paine Webber Group, Inc.                  305        21,731

                                                       470,237
Ship & Boat Building & Repairing (0.01%)
   Brunswick Corp.                           181    $    3,518

Soap, Cleaners & Toilet Goods (1.18%)
   Alberto-Culver Co., Class B               115         3,860
   Avon Products, Inc.                       490        23,765
   Clorox Co.                                485        21,643
   Colgate-Palmolive Co.                   1,186        69,689
   Ecolab, Inc.                              264        10,345
   Procter & Gamble Co.                    2,699       192,810

                                                       322,112
Special Industry Machinery (0.32%)
   Applied Materials, Inc.                 1,674(a)     88,931

Sugar & Confectionery Products (0.12%)
   Hershey Foods Corp.                       282        15,316
   Wrigley (Wm.) Jr. Co.                     235        18,609

                                                        33,925
Surety Insurance (0.11%)
   MBIA, Inc.                                203        14,756
   MGIC Investment Corp.                     220        14,988

                                                        29,744
Telephone Communication (5.90%)
   Alltel Corp.                              651        41,949
   AT&T Corp.                              7,752       179,749
   BellSouth Corp.                         3,868       186,873
   Centurytel, Inc.                          290        11,165
   Global Crossing Ltd.                    1,817(a)     42,927
   Qwest Communications International, Inc.3,428(a)    166,687
   SBC Communications, Inc.                6,996       403,583
   Sprint Corp.                            1,826        46,563
   Sprint PCS Group                        1,917(a)     73,086
   Verizon Communications                  5,610       324,328
   WorldCom Inc.                           5,930(a)    140,837

                                                     1,617,747
Tires & Inner Tubes (0.02%)
   Goodyear Tire & Rubber Co.                322         5,957

Toys & Sporting Goods (0.06%)
   Hasbro, Inc.                              356         3,827
   Mattel, Inc                               880        11,385

                                                        15,212
Variety Stores (0.06%)
   Dollar General Corp.                      679        10,524
   Kmart Corp.                               991(a)      5,884

                                                        16,408
Water Transportation of Passengers (0.11%)
   Carnival Corp.                          1,217        30,197

Women's & Misses' Outerwear (0.02%)
   Liz Claiborne, Inc.                       110         4,675

Women's Clothing Stores (0.08%)
   Limited, Inc.                             891        22,498


                             Total Common Stocks    25,948,208
                                        Principal
                                         Amount         Value


Commercial Paper (5.61%)

Federal & Federally Sponsored Credit (5.61%)
   Investment in Joint Trading Account,
     Federal Home Loan Bank System;
     6.45%; 11/1/2000                 $1,535,813    $1,535,813


           Total Portfolio Investments (100.32%)    27,484,021

Liabilities, net of cash, receivables
   and other assets (-0.32%)                           (87,819)


                      Total Net Assets (100.00%)   $27,396,202




 Contract                 Opening       Current      Unrealized
   Type    Commitment   Market Value  Market Value   Gain(Loss)


Futures Contracts

4 S&P 500       Buy       $1,137,575   $1,080,150    $(57,425)
December 2000
Futures


(a)  Non-income producing security - No dividend paid during the past twelve months.
(b)  Security or a portion  of  the   security  was  pledged  to  cover  margin
     requirements for futures contracts. At the period end, the value of securities pledged amounted to $164,430.


PRINCIPAL MIDCAP FUND, INC.

                                         Shares
                                          Held          Value


Common Stocks (96.84%)

Accounting, Auditing, &
Bookkeeping (0.74%)
   Paychex, Inc.                          62,571   $ 3,546,994

Air Transportation, Scheduled (1.37%)
   Southwest Airlines Co.                230,300     6,563,550

Cable & Other Pay TV Services (1.10%)
   Charter Communciations, Inc., Class A 270,000(a)  5,265,000

Combination Utility Services (1.10%)
   Entergy Corp.                         137,000     5,248,813

Commercial Banks (4.71%)
   Associated Bancorp.                    58,888     1,416,992
   Marshall & Ilsley Corp.                88,000     3,987,500
   North Fork Bancorp., Inc.             337,487     6,813,019
   State Street Corp.                     83,000    10,353,420

                                                    22,570,931
Communications Equipment (2.92%)
   Comverse Technology, Inc.          125,200(a)    13,991,100

Computer & Data Processing
Services (10.65%)
   Brocade Communications Systems, Inc.   11,645(a)               2,647,782
   Cadence Design Systems, Inc.          121,200(a)               3,113,325
   DST Systems, Inc.                      35,868(a)               2,210,365
   Fiserv, Inc.                           80,917(a)               4,243,085
   IMS Health, Inc.                      448,400                 10,593,450
   Intuit, Inc.                          205,000(a)              12,594,688
   Rational Software Corp.                45,232(a)               2,699,785
   Sungard Data Systems, Inc.            145,900(a)               7,459,138
   Symantec Corp.                        142,000(a)               5,546,875
                                                                 51,108,493
Computer & Office Equipment (1.38%)
   Ceridian Corp.                        264,000(a)               6,600,000

Crude Petroleum & Natural Gas (2.52%)
   Devon Energy Corp.                    135,000                  6,804,000
   Newfield Exploration Co.              140,000(a)               5,285,000

                                                                 12,089,000
Cutlery, Handtools & Hardware (0.92%)
   Danaher Corp.                          70,000                  4,418,750

Drugs (4.47%)
   Biochem Pharma, Inc.                  132,000(a)              3,267,000
   Biogen, Inc.                           84,000(a)              5,055,750
   Forest Laboratories, Inc.              34,900(a)              4,624,250
   Genzyme Corp.                         119,200(a)              8,463,200

                                                                21,410,200
Electric Services (7.68%)
   Calpine Corp.                          74,300(a)             $5,865,056
   DQE, Inc.                              80,000                 2,795,000
   Duke Energy Corp.                     118,000                10,199,625
   Exelon Corp.                           79,000                 4,749,875
   GPU, Inc.                             163,000                 5,389,188
   Ipalco Enterprises, Inc.              109,000                 2,445,687
   Niagara Mohawk Holdings, Inc.         334,000(a)              5,344,000
                                                                36,788,431
Electronic Components &
Accessories (3.84%)
   Integrated Device Technology, Inc.     27,000(a)              1,520,438
   Novellus Systems, Inc.                 99,600(a)              4,077,375
QLogic Corp.                              37,700(a)              3,647,475
   Vitesse Semiconductor Corp.           131,000(a)              9,161,812

                                                                18,407,100
Fabricated Rubber Product, NEC (0.72%)
   Weatherford International, Inc.        94,300(a)              3,441,950

Gas Production & Distribution (0.98%)
   Dynegy, Inc.                           47,000                 2,176,688
   MCN Energy Group, Inc.                102,000                 2,511,750

                                                                 4,688,438
Grain Mill Products (0.99%)
   Quaker Oats Co.                        58,000                 4,730,625

Groceries & Related Products (1.55%)
   Sysco Corp.                           142,000                 7,410,625

Hospitals (0.80%)
   Universal Health
          Services, Inc., Class B        45,800(a)               3,841,475

Hotels & Motels (2.37%)
   Marriot International, Inc., Class A  280,100                11,344,050

Laundry, Cleaning, & Garment
Services (0.83%)
   Cintas Corp.                           86,000                3,988,250

Machinery, Equipment & Supplies (0.54%)
   National Oilwell, Inc.                 88,000(a)             2,574,000

Measuring & Controlling Devices (3.05%)
   Millipore Corp.                        86,400                4,536,000
   Roper Industries, Inc.                165,300                5,785,500
   Waters Corp.                           59,000(a)             4,281,187
                                                               14,602,687
Medical Instruments & Supplies (3.68%)
   Biomet, Inc.                          134,000                4,849,125
   Guidant Corp.                         191,000(a)            10,111,063
   Stryker Corp.                          57,000                2,686,125
                                                               17,646,313
Medical Services & Health
Insurance (1.08%)
   AFLAC, Inc.                            71,000                5,187,437

Miscellaneous Business Services (2.21%)
   Cendant Corp.                         615,000(a)             7,380,000
   Concord EFS, Inc.                      78,000(a)             3,222,375
                                                               10,602,375
Miscellaneous Investing (4.19%)
   AMB Property Corp.                    125,000              $ 2,937,500
   Boston Properties, Inc.                72,000                2,916,000
   Equity Office Properties Trust        160,000                4,820,000
   Equity Residential Properties Trust   104,000                4,894,500
   Prologis Trust                        216,000                4,536,000

                                                               20,104,000
Miscellaneous Personal Services (1.13%)
   H&R Block, Inc.                       152,000                5,424,500

Motor Vehicles & Equipment (0.62%)
   SPX Corp.                              24,000(a)             2,967,000

Oil & Gas Field Services (1.31%)
   BJ Services Co.                        63,000(a)             3,303,562
   R&B Falcon Corp.                      119,000(a)             2,975,000

                                                                6,278,562
Petroleum Refining (2.08%)
   Coastal Corp.                         132,000                9,957,750

Professional & Commercial
Equipment (0.92%)
   Sybron International Corp.            178,000(a)             4,405,500

Publicly Traded Investment Fund (4.77%)
   iShares S&P Midcap 400 Index Fund      68,000                7,072,000
   S&P Mid-Cap 400 Depository Receipts   165,830               15,774,579
                                                               22,846,579
Radio & Television Broadcasting (2.19%)
   Univision Communication, Inc.         134,000(a)             5,125,500
   USA Networks, Inc.                    265,000(a)             5,366,250
                                                               10,491,750
Savings Institutions (5.06%)
   Charter One Financial, Inc.           193,250                4,432,672
   TCF Financial Corp.                   317,400               12,834,862
   Washington Mutual, Inc.               159,000                6,996,000
                                                               24,263,534
Security & Commodity Services (0.97%)
   Franklin Resources, Inc.              108,000                4,626,720

Security Brokers & Dealers (0.71%)
   Lehman Brothers Holdings, Inc.         52,400                3,379,800

Surety Insurance (1.43%)
   Ambac Financial Group, Inc.            44,000                3,511,750
   MGIC Investment Corp.                  49,000                3,338,125

                                                                6,849,875
Telephone Communication (8.55%)
   Alltel Corp.                          153,000                9,858,937
   Broadwing, Inc.                       166,900(a)             4,714,925
   Centurytel, Inc.                      196,047                7,547,810
   McLeodUSA, Inc.                       232,826(a)             4,481,900
   Telephone and Data Systems, Inc.       86,000                9,073,000
   Western Wireless Corp.                113,000(a)             5,367,500
                                                               41,044,072
Variety Stores (0.71%)
   Family Dollar Stores, Inc.            174,500              $ 3,391,844


                             Total Common Stocks              464,098,073


                                        Principal
                                         Amount         Value


Commercial Paper (3.23%)

Personal Credit Institutions (3.23%)
   Investment in Joint Trading Account,
     Associates Corp. of North America;
     6.65%; 11/1/2000                        $15,473,796   $15,473,796


           Total Portfolio Investments (100.07%)          479,571,869

Liabilities, net of cash, receivables and
   other assets (-0.07%)                                    (329,493)


                      Total Net Assets (100.00%)         $479,242,376



(a) Non-income producing security - No dividend paid during the past twelve months.


PRINCIPAL PARTNERS AGGRESSIVE GROWTH
FUND, INC.

                                         Shares
                                          Held          Value


Common Stocks (96.61%)

Advertising (0.55%)
   Omnicom Group, Inc.                     4,800    $  442,800

Aircraft & Parts (6.04%)
   General Dynamics Corp.                 19,400     1,388,313
   Textron, Inc.                           9,900       499,331
   United Technologies Corp.              43,200     3,015,900

                                                     4,903,544
Beverages (2.37%)
   Anheuser-Busch Cos., Inc.              19,800       905,850
   PepsiCo, Inc.                          21,000     1,017,188

                                                     1,923,038
Cable & Other Pay TV Services (0.95%)
   Comcast Corp.                          19,000(a)    774,250

Commercial Banks (2.87%)
   Bank of New York Co., Inc.             29,300     1,686,581
   FleetBoston Financial Corp.            17,000       646,000

                                                     2,332,581
Communications Equipment (4.28%)
   Ciena Corp.                             5,500(a)    578,188
   Efficient Networks, Inc.               11,900(a)    499,242
   Juniper Networks, Inc.                  3,200(a)    624,000
   McData Corp.                            2,000(a)    166,719
   Nortel Networks Corp.                  20,200       919,100
   SBA Communications Corp.                2,000(a)    100,250
   Scientific-Atlanta, Inc.                8,600       588,563

                                                     3,476,062
Communications Services, NEC (1.17%)
   Avaya Inc.                                  1(a)          9
   Crown Castle International Corp.       22,200(a)    672,938
   Spectrasite Holdings, Inc.             13,900(a)    274,525

                                                       947,472
Computer & Data Processing
Services (6.59%)
   Brocade Communications Systems, Inc.    1,000(a)    227,375
   Inktomi Corp.                           2,400(a)    152,250
   Microsoft Corp.                        32,100(a)  2,210,888
   Oracle Systems Corp.                   34,900(a)  1,151,700
   Sun Microsystems, Inc.                 13,100(a)  1,452,463
   Verisign, Inc.                          1,200(a)    158,400

                                                     5,353,076
Computer & Office Equipment (8.93%)
   Cisco Systems, Inc.                    64,600(a)  3,480,323
   Compaq Computer Corp.                  13,900       422,699
   EMC Corp.                              13,500(a)  1,202,344
   Extreme Networks, Inc.                    900(a)     74,644
   Hewlett-Packard Co.                    12,000       557,250
   International Business Machines Corp.  10,300     1,014,550
   Seagate Technology, Inc.                7,100(a)    496,113

                                                     7,247,923
Consumer Products (0.57%)
   Philip Morris Cos., Inc.               12,700       465,138

Department Stores (0.89%)
   Wal-Mart Stores, Inc.                  15,900    $  721,463

Drugs (13.25%)
   Abbott Laboratories                     7,100       374,969
   American Home Products Corp.           21,400     1,358,900
   Amgen, Inc.                             5,150(a)    298,378
   Bristol-Myers Squibb Co.               16,000       975,000
   Crucell NV ADR                          1,100(a)     14,161
   Genentech, Inc.                         4,000(a)    330,000
   Invitrogen Corp.                        1,600(a)    121,700
   Johnson & Johnson                       5,500       506,688
   Lilly (Eli) & Co.                       3,600       321,750
   Merck & Co., Inc.                      12,800     1,151,200
   Millenium Pharmaceuticals, Inc.         1,600(a)    116,100
   Pfizer, Inc.                           93,100     4,020,755
   Pharmacia Corp.                        18,468     1,015,740
   Tularik, Inc.                           4,800(a)    152,400

                                                    10,757,741
Electrical Industrial Apparatus (0.01%)
   Hydrogenics Corp.                         800(a)      9,650

Electronic Components &
Accessories (10.07%)
   Analog Devices, Inc.                    4,800(a)    312,000
   Broadcom Corp., Class A                 2,400(a)    533,700
   Infineon Technologies AG ADR            4,000(a)    171,500
   Intel Corp.                            55,100     2,479,498
   Intersil Holding Corp.                  6,700(a)    321,181
   JDS Uniphase Corp.                      7,700(a)    626,588
   Maxim Integrated Products, Inc.        16,200(a)  1,074,263
   PMC Sierra, Inc.                        2,000       339,000
   QLogic Corp.                            4,800(a)    464,400
   Sanmina Corp.                           4,000(a)    457,250
   Texas Instruments, Inc.                19,900       976,344
   Transwitch Corp.                        4,400(a)    254,100
   Tycom, Ltd.                             5,100(a)    170,850

                                                     8,180,674
Federal & Federally Sponsored
Credit (1.26%)
   Freddie Mac                            17,000     1,020,000

Fire, Marine & Casualty
Insurance (1.38%)
   American International Group, Inc.     11,450     1,122,100

Glass & Glassware, Pressed or
Blown (0.86%)
   Corning, Inc.                           9,100       696,150

Grain Mill Products (0.41%)
   Quaker Oats Co.                         4,100       334,406

Groceries & Related Products (0.83%)
   Safeway, Inc.                          12,300(a)    672,656

Hospitals (0.47%)
   HCA - The Healthcare Corp.              9,500       379,406

Household Appliances (5.17%)
   General Electric Co.                   76,500     4,193,156

Household Audio & Video
Equipment (0.22%)
   Gemstar-TV Guide International, Inc.    2,555(a) $  175,177

Jewelry, Silverware & Plated Ware (0.25%)
   Tiffany & Co.                           4,800       204,900

Lumber & Other Building
Materials (1.69%)
   Home Depot, Inc.                       32,000     1,376,000

Measuring & Controlling Devices (0.52%)
   PE Corp. - PE Biosystems Group          3,600       421,200

Medical Instruments & Supplies (0.47%)
   Medtronic, Inc.                         7,100       385,619

Miscellaneous Business Services (0.28%)
   StorageNetworks, Inc.                   3,600(a)    228,375

Miscellaneous Manufacturers (7.08%)
   Tyco International Ltd.               101,400     5,748,113

Miscellaneous Shopping Goods
Stores (0.23%)
   Dollar Tree Stores, Inc.                4,700(a)    183,888

Motion Picture Production &
Services (3.87%)
   AT&T Corp.-Liberty Media
     Group, Class A                       69,700(a)  1,254,600
   Time Warner, Inc.                      17,100     1,298,061
   Viacom Inc., Class B                   10,303(a)    585,983
                                                     3,138,644
Motor Vehicles & Equipment (0.86%)
   General Motors Corp., Class H          21,500       696,600

Personal Credit Institutions (1.09%)
   American Express Co.                   14,800       888,000

Radio & Television Broadcasting (2.57%)
   American Tower Corp., Class A          34,100(a)  1,395,969
   Clear Channel Communications           11,558(a)    694,202

                                                     2,090,171
Research & Testing Services (0.02%)
   Ciphergen Biosystems, Inc.                600(a)     18,600

Savings Institutions (2.12%)
   Citigroup, Inc.                        32,766     1,724,311

Soap, Cleaners & Toilet Goods (0.70%)
   Procter & Gamble Co.                    7,900       564,356

Special Industry Machinery (1.22%)
   Applied Materials, Inc.                16,600(a) $  881,875
   ASM Lithography Holdings NV             3,800(a)    105,688

                                                       987,563
Telephone Communication (3.66%)
   AT&T Corp.                             17,129       397,179
   Global Crossing Ltd.                    7,475(a)    176,597
   Nokia Corp. ADR, Class A                4,000       171,000
   Verizon Communications                 29,242     1,690,553
   Worldcom, Inc.                         22,600(a)    536,750

                                                     2,972,079
Women's Clothing Stores (0.84%)
   Limited, Inc.                          27,000       681,750


                             Total Common Stocks    78,438,632

Preferred Stock (0.39%)
Newspapers (0.39%)
   The News Corp. Ltd. ADR                 8,700       314,831

           Total Portfolio Investments (97.00%)     78,753,463

Cash, receivables and other assets,
   net of liabilities (3.00%)                        2,434,494


                      Total Net Assets (100.00%)   $81,187,957

(a) Non-income producing security - No dividend paid during the past twelve months.

PRINCIPAL PARTNERS LARGECAP GROWTH
FUND, INC.

                                         Shares
                                          Held          Value


Common Stocks (96.00%)

Accounting, Auditing &
Bookkeeping (2.28%)
   Paychex, Inc.                           5,100    $  289,106

Communications Equipment (9.83%)
   Ciena Corp.                             2,500(a)    262,813
   Juniper Networks, Inc.                  2,590(a)    505,050
   Network Appliance, Inc.                 4,030(a)    479,570

                                                     1,247,433
Computer & Data Processing
Services (25.13%)
   Brocade Communications Systems, Inc.    3,620(a)    823,097
   Check Point Software Technologies Ltd.  3,030(a)    479,876
   i2 Technologies, Inc.                   2,330(a)    396,100
   Mercury Interactive Corp.               3,500(a)    388,500
   Siebel Systems, Inc.                    5,490(a)    576,107
   Sun Microsystems, Inc.                  4,740(a)    525,548

                                                     3,189,228
Computer & Office Equipment (12.49%)
   Automatic Data Processing, Inc.         8,100       529,031
   Cisco Systems, Inc.                     5,910(a)    318,401
   EMC Corp.                               8,280(a)    737,437

                                                     1,584,869
Department Stores (3.03%)
   Kohl's Corp.                            7,090(a)    384,189

Drug Stores & Proprietary Stores (2.09%)
   Walgreen Co.                            5,800       264,625

Drugs, Proprietaries & Sundries (4.41%)
   Cardinal Health, Inc.                   5,900       559,025

Electric Services (8.20%)
   AES Corp.                               9,380(a)    529,970
   Enron Corp.                             6,230       511,249

                                                     1,041,219
Electronic Components &
Accessories (8.55%)
   Applied Micro Circuits Corp.            1,700(a)    129,838
   Broadcom Corp., Class A                 1,420(a)    315,773
   PMC-Sierra, Inc.                          720(a)    122,040
   Sanmina Corp.                           4,530(a)    517,836

                                                     1,085,487
Fire, Marine & Casualty
Insurance (2.01%)
   American International Group, Inc.      2,600       254,800

Glass & Glassware, Pressed or
Blown (2.03%)
   Corning, Inc.                           3,370       257,805

Household Appliances (2.01%)
   General Electric Co.                    4,660       255,426

Medical Services & Health
Insurance (5.08%)
   UnitedHealth Group, Inc.                5,890    $  644,219

Oil & Gas Field Services (2.77%)
   Schlumberger Ltd.                       4,620       351,698

Savings Institutions (6.09%)
   Citigroup, Inc.                        10,010       526,776
   Washington Mutual, Inc.                 5,600       246,400

                                                       773,176


            Total Portfolio Investments (96.00%)    12,182,305

Cash, receivables, and other assets
   net of liabilities (4.00%)                          507,742


                      Total Net Assets (100.00%)   $12,690,047



(a) Non-income producing security - No dividend paid during the past twelve months.

PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.


                                         Shares
                                          Held          Value


Common Stocks (96.55%)

Advertising (2.01%)
   Getty Images, Inc.                      4,980(a) $  158,115
   TMP Worldwide, Inc.                     3,410(a)    237,368

                                                       395,483
Business Credit Institutions (1.05%)
   Providian Financial Corp.               1,990       206,960

Cable & Other Pay TV Services (0.70%)
   Charter Communciations, Inc., Class A   7,090(a)    138,255

Combination Utility Services (0.34%)
   TNPC, Inc.                              4,030(a)     66,999

Commercial Banks (0.43%)
   Zions Bancorp.                          1,460        83,859

Communications Equipment (5.12%)
   Inrange Technologies Corp.              3,590(a)    131,484
   McData Corp.                            1,890(a)    157,549
   Natural Microsytems Corp.               2,860(a)    129,236
   Phone.com, Inc.                         1,330(a)    123,108
   Polycom, Inc.                           4,010(a)    260,650
   Powerwave Technologies, Inc.            4,240(a)    204,050

                                                     1,006,077
Computer & Data Processing
Services (20.58%)
   Aether Systems, Inc.                    1,960(a)    158,025
   Agile Software Corp.                    2,020(a)    152,258
   Ariba, Inc.                             3,660(a)    462,533
   Art Technology Group, Inc.              2,250(a)    141,188
   Brocade Communications Systems, Inc.    2,160(a)    491,130
   Clarent Corp.                           3,770(a)    117,106
   Commerce One, Inc.                      4,410(a)    283,067
   Fiserv, Inc.                            1,700(a)     89,144
   IMS Health, Inc.                        4,370       103,241
   Interwoven, Inc.                        1,730(a)    174,297
   Intuit, Inc.                            4,710(a)    289,371
   Mercury Interactive Corp.               2,220(a)    246,420
   Micromuse, Inc.                         1,930(a)    327,497
   Nuance Communications, Inc.             1,660(a)    143,175
   Portal Software, Inc.                   4,180(a)    147,084
   Quest Software, Inc.                    1,480(a)     64,657
   Rational Software Corp.                 3,840(a)    229,200
   Software.com, Inc.                        850(a)    126,650
   Sungard Data Systems, Inc.              4,330(a)    221,371
   VerticalNet, Inc.                       2,620(a)     73,073

                                                     4,040,487
Computer & Office Equipment (6.78%)
   Avici Systems, Inc.                     2,270(a) $   98,461
   Emulex Corp.                            1,330(a)    195,344
   Extreme Networks, Inc.                  3,590(a)    297,746
   Palm, Inc.                             11,870(a)    635,787
   Sandisk Corp.                           1,930(a)    103,707

                                                     1,331,045
Construction & Related Machinery (0.23%)
   Cooper Cameron Corp.                      810(a)     44,145
Crude Petroleum & Natural Gas (1.56%)
   Apache Corp.                            3,920       216,825
   Kerr-McGee Corp.                        1,360        88,825

                                                       305,650
Drugs (6.61%)
   Alpharma, Inc., Class A                 2,010        78,013
   Biovail Corp.                           4,260(a)    179,186
   Forest Laboratories, Inc.                 970(a)    128,525
   IDEC Pharmaceuticals                    1,180(a)    231,427
   King Pharmaceuticals, Inc.              5,040(a)    225,855
   Millenium Pharmaceuticals, Inc.         3,640(a)    264,128
   Watson Pharmaceuticals, Inc.            3,050(a)    190,816

                                                     1,297,950
Electric Services (1.61%)
   Calpine Corp.                           2,330(a)    183,924
   Southern Energy, Inc.                   4,880(a)    132,980

                                                       316,904
Electronic Components &
Accessories (13.77%)
   Applied Micro Circuits Corp.            8,080(a)    617,110
   Avanex Corp.                            1,890(a)    191,953
   Celestica, Inc.                         1,750(a)    125,781
   Finisar Corp.                           3,050(a)     87,878
   Globespan, Inc.                         2,870(a)    220,811
   Integrated Circuit Systems, Inc.        4,420(a)     60,222
   Intersil Holding Corp.                  2,860(a)    137,101
   Jabil Circuit, Inc.                     2,520(a)    143,797
   Oplink Communications, Inc.             1,830(a)     44,606
   Power-One, Inc.                         1,430(a)    101,441
   Sanmina Corp.                           2,760(a)    315,502
   Transwitch Corp.                        3,960(a)    228,690
   Triquint Semiconductor, Inc.            3,160(a)    121,068
   Vitesse Semiconductor Corp.             4,400(a)    307,725

                                                     2,703,685
Family Clothing Stores (0.62%)
   American Eagle Outfitters, Inc.         3,550(a)    122,253

Furniture & Home Furnishishings
Store (0.74%)
   Bed Bath & Beyond, Inc.                 5,640(a)    145,582

Gas Production & Distribution (0.47%)
   Dynegy, Inc.                            1,990        92,162

Grain Mill Products (0.55%)
   Ralston-Ralston Purina Group            4,410       106,943

Groceries & Related Products (0.65%)
   Suiza Foods Corp.                       2,770(a)    128,286

Health & Allied Services, NEC (0.48%)
   HealthSouth Corp.                       7,920(a) $   95,040

Hospitals (1.26%)
   Tenet Healthcare Corp.                  6,300       247,669

Hotels & Motels (0.49%)
   MGM Mirage, Inc.                        2,800        96,775

Insurance Agents, Brokers &
Services (0.43%)
   Express Scripts, Inc.                   1,250(a)     83,984

Jewelry, Silverware & Plated Ware (0.49%)
   Tiffany & Co.                           2,270        96,901

Management & Public Relations (0.81%)
   Perkinelmer, Inc.                       1,330       158,935

Measuring & Controlling Devices (7.01%)
   Allergan, Inc.                          2,120       178,212
   EXFO Electro-Optical Engineering Inc.   2,040(a)     77,775
   Newport Corp.                           2,230       254,673
   PE Corp. - PE Biosystems Group          3,560       416,520
   Tektronix, Inc.                         1,980       141,075
   Waters Corp.                            4,250(a)    308,391

                                                     1,376,646
Medical & Dental Laboratoratories (0.44%)
   Quest Diagnostics, Inc.                   890(a)     85,662

Medical Instruments & Supplies (2.44%)
   Minimed, Inc.                           3,140(a)    229,024
   St. Jude Medical, Inc.                  4,530(a)    249,150

                                                       478,174
Medical Services & Health
Insurance (1.07%)
   UnitedHealth Group, Inc.                1,920       210,000

Miscellaneous Business Services (1.26%)
   Concord EFS, Inc.                       5,980(a)    247,049

Miscellaneous Food & Kindred
Products (1.00%)
   Starbucks Corp.                         4,410(a)    197,072

Miscellaneous Shopping Goods
Stores (1.10%)
   Dollar Tree Stores, Inc.                5,530(a)    216,361

Motor Vehicles & Equipment (0.65%)
   SPX Corp.                               1,030(a)    127,334

Motorcycles, Bicycles & Parts (0.77%)
   Harley Davidson, Inc.                   3,140       151,309

Oil & Gas Field Services (0.81%)
   Nabors Industries, Inc.                 3,110(a)    158,299

Personal Credit Institutions (0.75%)
   Capital One Financial Corp.             2,320       146,450

Personnel Supply Services (1.00%)
   Robert Half International, Inc.         6,470(a)    197,335

Professional & Commercial
Equipment (0.72%)
   Sybron International Corp.              5,690(a) $  140,827

Radio, Television & Computer
Stores (0.95%)
   RadioShack Corp.                        3,130       186,626

Research & Testing Services (0.62%)
   Celgene Corp.                           1,880(a)    121,025

Security & Commodity Services (0.72%)
   Federated Investors, Inc.               4,850       141,256

Soap, Cleaners & Toilet Goods (0.80%)
   Ecolab, Inc.                            4,010       157,142

Surety Insurance (0.25%)
   XL Capital Ltd., Class A                  630        48,431

Telephone Communication (4.92%)
   McLeodUSA, Inc.                         8,620(a)    165,935
   Redback Networks, Inc.                  2,500(a)    266,094
   Research In Motion                      2,290(a)    229,000
   Wireless Facilities, Inc.               3,260(a)    163,000
   XO Communications, Inc.                 4,230(a)    142,696

                                                       966,725
Vocational Schools (0.51%)
   Apollo Group, Inc.                      2,580(a)    100,943

Water Transportation Services (0.45%)
   Tidewater, Inc.                         1,930        89,142

Women's Clothing Stores (0.53%)
   Limited, Inc.                           4,160       105,040


                             Total Common Stocks    18,960,877

Cash, receivables and other assets,
   net of liabilities (3.45%)                          677,052


                      Total Net Assets (100.00%)    $19,637,929



(a) Non-income producing security - No dividend paid during the past twelve months.



Common Stocks (93.69%)

Apartment REITs (24.51%)
   Apartment Investment & Management Co.  17,000    $  776,687
   Archstone Communities Trust            28,500       671,531
   Avalonbay Communities, Inc.            14,887       683,872
   BRE Properties, Inc.                   16,800       531,300
   Charles E. Smith Residential Realty    11,800       519,200
   Equity Residential Properties Trust    18,000       847,125
   Essex Property Trust, Inc.              9,950       517,400

                                                     4,547,115
Diversified REITs (4.51%)
   Cousins Properties, Inc.               18,000       468,000
   Vornado Realty Trust                   10,600       369,012

                                                       837,012
Factory Outlet REITs (0.30%)
   Chelsea GCA Realty, Inc.                1,700        54,825

Hotel REITs (5.06%)
   Hospitality Properties Trust           10,700       230,719
   Lasalle Hotel Properties               16,200       232,875
   Meristar Hospitality Corp.             17,300       330,863
   Starwood Hotels & Resorts
     Worldwide, Inc.                       4,900       145,162

                                                       939,619
Mall REITs (6.56%)
   CBL & Associates                       14,400       333,000
   General Growth Properties, Inc.        15,300       451,350
   Simon Property Group, Inc.             19,400       432,862

                                                     1,217,212
Manufactured Housing REITs (0.43%)
   Chateau Properties                      2,836        79,762

Mortgage, Mixed Use & Miscellaneous
REITs (0.45%)
   Eastgroup Properties, Inc.              4,105        83,639

Office & Industrial REITs (43.40%)
   AMB Property Corp.                     26,300       618,050
   Arden Realty Group, Inc.               17,300       415,200
   Bedford Property Investors             10,900       214,594
   Boston Properties, Inc.                12,300       498,150
   Carramerica Realty Corp.                9,400       277,888
   Centerpoint Properties Corp.            9,600       426,600
   Duke-Weeks Realty Corp.                26,700       632,456
   Equity Office Properties Trust         41,976     1,264,527
   First Industrial Realty Trust, Inc.     4,700       145,113
   Kilroy Realty Corp.                    14,300       372,694
   Liberty Property Trust                 14,500       383,344
   Mission West Properties, Inc.          18,500       248,594
   Prologis Trust                         36,650       769,650
   Reckson Associates Realty Corp.        10,600       239,825
   Reckson Associates Realty Corp., Class B12,018      277,165
   SL Green Realty Corp.                  11,500       308,344
   Spieker Properties, Inc.               17,350       960,756

                                                     8,052,950
Self Storage REITs (0.93%)
   Public Storage, Inc.                    7,700    $  173,250
Shopping Center REITs (7.54%)
   First Washington Realty Trust, Inc.     7,500       189,375
   JDN Realty Corp.                       15,300       167,344
   Kimco Realty Corp.                     15,300       615,825
   Pan Pacific Retail Properties, Inc.    13,900       284,081
   Weingarten Realty Investors             3,410       143,007

                                                     1,399,632


                             Total Common Stocks    17,385,016


                                        Principal
                                         Amount         Value



Commercial Paper (9.10%)

Business Credit Institutions (4.61%)
   Ford Motor Credit Co.; 6.45%; 11/1/2000$450,000  $  449,918
   Household Finance Corp.;
     6.50%; 11/3/2000                    405,000       404,854

                                                       854,772
Personal Credit Institutions (4.49%)
   Investment in Joint Trading Account,
     Associates Corp. of North America;
     6.65%; 11/1/2000                    833,022       833,022

                         Total Commercial Paper      1,687,794


          Total Portfolio Investments (102.79%)     19,072,810

Liabilities, net of cash, receivables and
   other assets (-2.79%)                              (517,605)


                      Total Net Assets (100.00%)    $18,555,205




(a) Non-income producing security - No dividend paid during the past twelve months.


PRINCIPAL SMALLCAP FUND, INC.

                                         Shares
                                          Held          Value


Common Stocks (94.84%)

Advertising (0.91%)
   R.H. Donnelley Corp.                   39,700(a) $  898,213

Air Transportation, Scheduled (1.60%)
   Airtran Holdings, Inc.                160,019(a)    710,084
   Frontier Airlines, Inc.                12,191(a)    286,488
   Skywest, Inc.                          11,551       583,326

                                                     1,579,898
Apparel, Piece Goods, & Notions (0.29%)
   Men's Wearhouse, Inc.                   9,736(a)    284,778

Beverages (0.68%)
   Constellation Brands, Inc.             13,700(a)    667,875

Blast Furnace & Basic Steel
Products (1.68%)
   Allegheny Technologies, Inc.           32,400       656,100
   Quanex Corp.                           31,200       618,150
   Texas Industries, Inc.                 16,500       384,656
                                                     1,658,906
Books (0.89%)
   Banta Corp.                            37,900       874,069

Business Credit Institutions (0.58%)
   ePlus, Inc.                            39,000(a)    569,766

Commercial Banks (4.76%)
   BancWest Corp.                         31,300       639,694
   Centura Banks, Inc.                    17,700       680,344
   Colonial Bancgroup, Inc.               55,500       489,094
   Community First Bankshare, Inc.        29,600       458,800
   Cullen Frost Bankers                   25,900       862,794
   First Midwest Bancorp, Inc.            30,700       769,419
   Mercantile Bancshares Corp.             7,800       293,475
   Provident Bankshares Corp.             12,433       235,450
   United Bankshares, Inc.                13,500       263,250

                                                     4,692,320
Communications Equipment (4.80%)
   Aspect Communications, Inc.            40,659(a)    670,238
   Efficient Networks, Inc.               16,648(a)    698,436
   Harmonic, Inc.                         14,068(a)    203,986
   Inet Technologies, Inc.                35,361(a)  1,449,801
   Metricom, Inc.                         21,231(a)    376,850
   Natural Microsytems Corp.              17,323(a)    782,783
   Turnstone Systems, Inc.                26,170(a)    556,112

                                                     4,738,206
Communications Services, NEC (0.80%)
   ITC Deltacom, Inc.                     97,359(a)    787,999

Computer & Data Processing
Services (10.76%)
   AVT Corp.                               3,139(a)   $ 19,717
   BindView Development Corp.            105,889(a)    827,258
   Ciber, Inc.                            32,389(a)    253,039
   Clarent Corp.                          17,465(a)    542,507
   F5 Networks, Inc.                      16,929(a)    524,799
   Information Resource Engineering, Inc. 33,000     1,386,000
   Interactive Intelligence, Inc.         26,182(a)    955,643
   Internet Pictures Corp.               116,195(a)    248,730
   Matrixone, Inc.                        23,600(a)    700,625
   Metro Information Services, Inc.        9,821(a)     61,381
   Netpliance, Inc.                      141,425(a)    256,333
   Netsolve, Inc.                         80,646(a)    604,845
   Netzee, Inc.                           94,841(a)    269,704
   Organic, Inc.                          67,000(a)    217,750
   Quintus Corp.                         118,900(a)    888,034
   Razorfish, Inc.                        67,879(a)    305,456
   RealNetworks, Inc.                     30,834(a)    635,470
   SPSS, Inc.                             35,400(a)    796,500
   SonicWall, Inc.                        41,067(a)    613,438
   The 3Do Co.                           165,000(a)    505,313

                                                    10,612,542
Computer & Office Equipment (0.68%)
   Paradyne Networks, Inc.                31,934(a)    127,736
   Xircom, Inc.                           38,175(a)    539,222
                                                       666,958
Crude Petroleum & Natural (1.11%)
   Cross Timbers Oil Co.                  26,200       492,888
   Noble Affiliates, Inc.                 16,300       598,006

                                                     1,090,894
Department Stores (1.09%)
   BJ's Wholesale Club, Inc.              20,100(a)    662,044
   Saks, Inc.                             40,885(a)    416,516

                                                     1,078,560
Drugs (3.33%)
   Aviron                                  5,242(a)    342,696
   Matritech, Inc.                       118,755(a)    645,730
   Sangstat Medical Corp.                 48,973(a)    489,730
   SuperGen, Inc.                         53,807(a)    692,765
   Texas Biotechnology Corp.              36,964(a)    545,219
   Titan Pharmaceuticals, Inc.            13,418(a)    564,629

                                                     3,280,769
Drugs, Proprietaries & Sundries (0.51%)
   Amerisource Health Corp., Class A      11,600(a)    503,875

Eating & Drinking Places (2.54%)
   Brinker International, Inc.            18,100(a)    710,425
   CEC Entertainment, Inc.                14,400(a)    459,000
   Papa John's International, Inc.        19,497(a)    489,862
   Rare Hospitality International, Inc.   36,300(a)    843,975

                                                     2,503,262
Electric Services (2.18%)
   Cleco Corp.                            22,500     1,070,156
   Idacorp, Inc.                          22,000     1,084,875
                                                     2,155,031
Electronic Components &
Accessories (7.95%)
   Advanced Energy Industries             19,453(a)   $335,564
   APW Ltd.                               36,946(a)  1,706,443
   ASM International NV                   18,478(a)    296,803
   Concord Communications, Inc.           29,318(a)    227,214
   Cree, Inc.                              6,570(a)    652,073
   Galileo Technology ADR                 77,000(a)  2,088,625
   Mattson Technology, Inc.               49,794(a)    585,079
   Pemstar, Inc.                          29,843(a)    436,454
   Photronics, Inc.                       30,833(a)    695,670
   PLX Technology, Inc.                   22,072(a)    529,728
   Varian Semiconductor Equipment
     Associates, Inc.                     12,651(a)    290,973

                                                     7,844,626
Engines & Turbines (0.68%)
   Briggs & Stratton Corp.                18,700       667,356

Fabricated Rubber Products, NEC (0.61%)
   Grant Prideco, Inc.                    32,600(a)    605,138

Family Clothing Stores (0.73%)
   Pacific Sunwear of California, Inc.    24,352(a)    499,216
   Ross Stores, Inc.                      16,551       218,266
                                                       717,482
Footwear, Except Rubber (0.18%)
   Maxwell Shoe Company, Inc.             15,525(a)    172,716

Gas Production & Distribution (1.70%)
   Peoples Energy Corp.                   24,800       852,500
   Piedmont Natural Gas Co.               27,100       826,550
                                                     1,679,050
General Industrial Machinery (2.94%)
   Applied Science & Technology           76,300(a)  1,096,812
   Electroglas, Inc.                      32,760(a)    460,688
   Pentair, Inc.                          44,989     1,341,235
                                                     2,898,735
Horticultural Specialties (0.20%)
   Hines Horticulture, Inc.               48,612(a)    200,524

Hospitals (0.71%)
   Universal Health
     Services, Inc., Class B               8,400(a)    704,550

Household Appliances (0.63%)
   Maytag Corp.                           21,662       620,075

Household Audio & Video
Equipment (0.77%)
   Harman International Industries, Inc.  15,800       758,400

Iron Ores (0.61%)
   Stillwater Mining Co.                  20,600(a)    597,400

Life Insurance (0.65%)
   MONY Group, Inc.                       15,700       645,663

Measuring & Controlling Devices (1.93%)
   Integrated Measurement Systems, Inc.   37,157(a) $  538,776
   LTX Corp.                              35,700(a)    499,800
   Roper Industries, Inc.                 24,729       865,515

                                                     1,904,091
Meat Products (1.54%)
   Michael Foods, Inc.                    33,100       891,631
   Smithfield Foods, Inc.                 21,800(a)    625,388
                                                     1,517,019
Medical Instruments & Supplies (2.88%)
   ADAC Laboratories                      27,200(a)    353,600
   Dentsply International, Inc.           17,200       596,625
   Focal, Inc.                            93,627(a)    198,957
   Intuitive Surgical, Inc.               69,868(a)    951,951
   Novoste Corp.                          29,400(a)    742,350

                                                     2,843,483
Medical Services & Health
Insurance (0.52%)
   Foundation Health Systems, Inc.        25,312(a)    510,986

Men's & Boy's Clothing Stores (0.40%)
   Hot Topic, Inc.                        11,400(a)    390,450

Men's & Boys' Furnishings (0.84%)
   Quiksilver, Inc.                       14,007(a)    267,884
   Tommy Hilfiger Corp.                   48,554(a)    564,440

                                                       832,324
Miscellaneous Converted Paper
Products (0.54%)
   Pactiv Corp.                           51,100(a)    536,550

Miscellaneous Electrical Equipment &
Supplies (0.36%)
   Rayovac Corp.                          23,770(a)    350,608

Miscellaneous Investing (5.22%)
   Centerpoint Properties Corp.           19,300       857,644
   Charles E. Smith Residential
     Realty, Inc.                         15,600       686,400
   Chelsea GCA Realty, Inc.                7,300       235,425
   Cousins Properties, Inc.               23,700       616,200
   Essex Property Trust, Inc.              5,100       265,200
   First Industrial Realty Trust, Inc.    19,100       589,712
   Gables Residential Trust                9,300       237,150
   Home Properties of NY, Inc.            18,600       505,688
   Kilroy Realty Corp.                    24,800       646,350
   Reckson Associates Realty Corp.        22,700       513,587

                                                     5,153,356
Miscellaneous Manufacturers (0.42%)
   Zomax, Inc.                            68,260(a)    413,826

Miscellaneous Plastics Products,
NEC (1.08%)
   Entegris Inc.                         119,052(a)  1,064,027

Miscellaneous Shopping Goods
Stores (0.65%)
   Zale Corp.                             18,935(a)    641,423

Miscellaneous Textile Goods (0.77%)
   Belden, Inc.                           29,100    $  754,781

Motor Vehicles & Equipment (0.62%)
   Modine Mfg. Co.                        23,200       611,900

Non-Store Retailers (0.28%)
   Barnesandnoble.com, Inc.               70,757(a)    276,395

Oil & Gas Field Services (2.14%)
   Helmerich & Payne, Inc.                21,300       669,619
   Marine Drilling Co., Inc.              23,600(a)    563,450
   Pride International, Inc.              34,700(a)    878,344

                                                     2,111,413
Operative Builders (0.51%)
   Pulte Corp.                            15,183       505,784

Paper & Paper Products (0.58%)
   United Stationers, Inc.                19,100(a)    574,194

Paperboard Mills (0.65%)
   Packaging Corp. of America             43,900(a)    644,781

Personnel Supply Services (0.55%)
   Spherion Corp.                         45,900(a)    545,063

Professional & Commercial
Equipment (0.86%)
   Sybron International Corp.             34,200(a)    846,450

Radio & Television Broadcasting (2.19%)
   Emmis Communications Corp.             43,068(a)   1,152,069
   Price Communications Corp.             46,684(a)   1,009,541

                                                      2,161,610
Retail Stores, NEC (0.89%)
   Brookstone, Inc.                       25,388(a)     334,804
   The Children's Place Retail Stores, Inc.20,993(a)    544,506

                                                        879,310
Rubber & Plastics Footwear (0.30%)
   Vans, Inc.                             23,177(a)     299,852

Savings Institutions (1.15%)
   Astoria Financial Corp.                19,200        720,000
   Washington Federal, Inc.               18,375        409,992

                                                      1,129,992
Search & Navigation Equipment (0.36%)
   Orbital Sciences Corp.                 44,900(a)     356,394

Shoe Stores (0.65%)
   Footstar, Inc.                         17,900(a)     642,162

Special Industry Machinery (3.67%)
   Axcelis Technologies, Inc.             30,916(a)     332,347
   Brooks Automation, Inc.                10,804(a)     286,306
   Cymer, Inc.                            29,293(a)     732,325
   Metron Technology NV                   84,600(a)     824,850
   PRI Automation, Inc.                   36,878(a)     834,365
   Varian Medical Systems, Inc.           12,500(a)     610,938

                                                      3,621,131
Telephone Communication (2.47%)
   Intermedia Communications, Inc.        32,394(a) $  716,717
   RCN Corp.                              35,208(a)    624,942
   Teligent, Inc.                         76,501(a)    580,929
   Winstar Communications, Inc.           26,281(a)    512,480

                                                     2,435,068
Trucking & Courier Services, Except
Air (0.76%)
   Werner Enterprises, Inc.               53,400       747,600

Watches, Clocks, Watchcases, &
Parts (0.69%)
   Fossil, Inc.                           51,936(a)    678,414

Women's Clothing Stores (0.82%)
   AnnTaylor Stores Corp.                 11,092(a)    332,760
   Too, Inc.                              20,783(a)    476,710

                                                       809,470

                             Total Common Stocks    93,545,543



                                        Principal
                                         Amount         Value



Commercial Paper (5.62%)

Personal Credit Institutions (5.62%)
   Investment in Joint Trading Account,
     Associates First Capital Corp.;
     6.65%; 11/1/2000                 $4,971,336    $4,971,336
     Ford Motor Credit Co.;
     6.45%; 11/1/2000                    575,000       575,000

                          Total Commercial Paper     5,546,336


           Total Portfolio Investments (100.46%)    99,091,879
Liabilities, net of cash, receivables and
   other assets (-0.46%)                              (451,713)

                      Total Net Assets (100.00%)   $98,640,166


(a) Non-income producing security - No dividend paid during the past twelve months.

PRINCIPAL UTILITIES FUND, INC.


                                         Shares
                                          Held          Value


Common Stocks (88.95%)

Combination Utility Services (13.44%)
   Citizens Communication Co.            117,091(a) $1,697,819
   Constellation Energy Group, Inc.      102,500     4,272,969
   Entergy Corp.                          66,675     2,554,486
   Montana Power Co.                     106,600     3,011,450
   NiSource, Inc.                         84,400     2,104,725
   Utilicorp United, Inc.                156,500     4,157,031

                                                    17,798,480
Electric Services (46.22%)
   Allegheny Energy                       83,700     3,426,469
   Calpine Corp.                          21,600(a)  1,705,050
   Dominion Resources, Inc.               72,000     4,288,500
   Duke Energy Corp.                      58,100     5,022,019
   Enron Corp.                            61,560     5,051,767
   Exelon Corp.                          101,300     6,090,663
   FPL Group, Inc.                        62,500     4,125,000
   GPU, Inc.                             100,700     3,329,394
   Kansas City Power & Light              98,700     2,374,969
   Niagara Mohawk Holdings, Inc.         204,800(a)  3,276,800
   NStar                                  44,300     1,713,856
   Pinnacle West Capital Corp.            92,100     4,000,594
   PPL Corp.                              62,500     2,574,219
   Reliant Energy, Inc.                   91,400     3,775,963
   Scottish Power PLC ADR                 67,508     2,037,898
   Southern Co.                          109,400     3,213,625
   Southern Energy, Inc.                  40,002(a)  1,090,054
   TXU Corp.                             111,200     4,121,350

                                                    61,218,190
Electrical Industrial Apparatus (0.49%)
   Ballard Power Systems, Inc.            6,000(a)     645,000

Electronic Components &
Accessories (0.78%)
   Tycom Ltd.                             30,963(a)  1,037,260

Gas Production & Distribution (8.49%)
   Columbia Energy Group                  36,800     2,647,300
   Dynegy, Inc.                           95,900     4,441,369
   MCN Energy Group, Inc.                 81,086     1,996,743
   New Jersey Resources Corp.             33,900     1,353,881
   Peoples Energy Corp.                   23,300       800,938

                                                    11,240,231
Petroleum Refining (3.47%)
   Coastal Corp.                          61,000     4,601,687

Radio & Television Broadcasting (1.22%)
   Time Warner Telecom, Class A           27,200(a)  1,621,800

Telegraph & Other Communications (0.61%)
   Level 3 Communications, Inc.           16,900(a)    805,919

Telephone Communication (14.23%)
   Alltel Corp.                           51,000   $ 3,286,312
   AT&T Wireless Group                    20,000(a)    498,750
   BellSouth Corp.                        27,700     1,338,256
   McLeodUSA, Inc.                       150,740(a)  2,901,745
   RCN Corp.                              69,100(a)  1,226,525
   SBC Communications, Inc.               62,600     3,611,237
   Telephone and Data Systems             10,475     1,105,113
   Verizon Communications                 57,064     3,299,012
   XO Communications, Inc.                46,600(a)  1,572,022

                                                    18,838,972


                             Total Common Stocks   117,807,539

Preferred Stocks (7.12%)

Electrical Services (5.99%)
   AES Trust III                          49,800     4,432,200
   Calpine Capital Trust III              64,000(a)  3,504,000

                                                     7,936,200
Telephone Communications (1.13%)
   Mediaone Group ATI Pies                16,100     1,497,300

                          Total Preferred Stocks     9,433,500


                                        Principal
                                         Amount         Value


Bond (1.54%)

Motion Picture Production &
Services (1.54%)
   Liberty Media Group Convertible Bond;
     4.00%; 11/15/2029                $2,000,000   $ 2,037,500
Commercial Paper (4.04%)

Personal Credit Institutions (4.04%)
   Investment in Joint Trading Account,
     Associates Corp. of North America;
     6.65%; 11/1/2000                  5,347,687     5,347,687


           Total Portfolio Investments (101.65%)   134,626,226

Liabilities, net of cash, receivables and
   other assets (-1.65%)                            (2,190,885)
                      Total Net Assets (100.00%)  $132,435,341




(a) Non-income producing security - No dividend paid during the past twelve months.

FINANCIAL HIGHLIGHTS

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL BALANCED FUND, INC.(a)
-----------------------------
Class A shares                                                  2000         1999        1998          1997        1996
--------------------------------------------------------------------  -------------------------------------        ----
Net Asset Value, Beginning of Period...................       $15.13       $15.28      $15.11       $14.61       $13.74
Income from Investment Operations:
   Net Investment Income...............................          .32          .40         .42          .35          .38
   Net Realized and Unrealized Gain
     on Investments....................................          .02          .34        1.15         1.81         1.59

                       Total from Investment Operations          .34          .74        1.57         2.16         1.97

Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.33)        (.44)       (.37)        (.36)        (.43)

   Distributions from Capital Gains....................         (.64)        (.45)      (1.03)       (1.30)        (.67)

                      Total Dividends and Distributions         (.97)        (.89)      (1.40)       (1.66)       (1.10)


Net Asset Value, End of Period.........................       $14.50       $15.13      $15.28       $15.11       $14.61



Total Return(b) .......................................        2.40%        4.85%       11.00%       15.88%      15.10%


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $94,763     $112,329     $104,414      $85,436     $70,820
   Ratio of Expenses to Average Net Assets.............        1.32%        1.28%        1.28%        1.33%       1.28%
   Ratio of Net Investment Income to
     Average Net Assets................................        2.26%        2.67%        2.86%        2.42%       2.82%
   Portfolio Turnover Rate.............................        54.4%        24.2%        57.0%        27.6%       32.6%




PRINCIPAL BALANCED FUND, INC.(a)
-----------------------------
Class B shares                                                  2000         1999        1998          1997        1996
--------------------------------------------------------------------  -------------------------------------        ----
Net Asset Value, Beginning of Period...................       $15.06       $15.22      $15.05       $14.56       $13.71
Income from Investment Operations:
   Net Investment Income...............................          .21          .29         .31          .25          .29
   Net Realized and Unrealized Gain
     on Investments....................................          .02          .32        1.14         1.79         1.55

                       Total from Investment Operations          .23          .61        1.45         2.04         1.84

Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.22)        (.32)       (.25)        (.25)        (.32)

   Distributions from Capital Gains....................         (.64)        (.45)      (1.03)       (1.30)        (.67)

                      Total Dividends and Distributions         (.86)        (.77)      (1.28)       (1.55)        (.99)


Net Asset Value, End of Period.........................       $14.43       $15.06      $15.22       $15.05       $14.56



Total Return(b) .......................................        1.61%        4.02%       10.18%       14.96%      14.10%


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $20,680      $23,570      $18,930      $11,885      $5,964
   Ratio of Expenses to Average Net Assets.............        2.12%        2.02%        2.04%        2.14%       2.13%
   Ratio of Net Investment Income to
     Average Net Assets................................        1.46%        1.93%        2.08%        1.58%       1.93%
   Portfolio Turnover Rate.............................        54.4%        24.2%        57.0%        27.6%       32.6%




PRINCIPAL BALANCED FUND, INC.(a)
-----------------------------
Class C shares                                             2000         1999(e)
-----------------------------------------------------------------       ----
Net Asset Value, Beginning of Period...................  $15.13       $15.94
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............    (.03)         .07
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................     .03         (.81)

                       Total from Investment Operations     .00         (.74)
Less Dividends and Distributions:
   Dividends from Net Investment Income................    (.19)        (.07)

   Distributions from Capital Gains....................    (.64)        --

                                        Total Dividends    (.83)        (.07)


Net Asset Value, End of Period.........................  $14.30       $15.13



Total Return(b) .......................................    .03%      (4.67)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $404         $242
   Ratio of Expenses to Average Net Assets.............   3.52%        2.11%(d)
                                                               -
   Ratio of Net Investment Income to
     Average Net Assets................................    .03%        1.78%(d)
   Portfolio Turnover Rate.............................   54.4%        24.2%(d)
                                                               -


PRINCIPAL BALANCED FUND, INC.(a)
-----------------------------
Class R shares                                                  2000         1999        1998          1997        1996(f)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $14.99       $15.15      $14.98       $14.52       $13.81
Income from Investment Operations:
   Net Investment Income...............................          .24          .32         .33          .29          .24
   Net Realized and Unrealized Gain
     on Investments....................................          .03          .32        1.15         1.76          .73

                       Total from Investment Operations          .27          .64        1.48         2.05          .97

Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.25)        (.35)       (.28)        (.30)        (.26)

   Distributions from Capital Gains....................         (.64)        (.45)      (1.03)       (1.29)        --

                      Total Dividends and Distributions         (.89)        (.80)      (1.31)       (1.59)        (.26)


Net Asset Value, End of Period.........................       $14.37       $14.99      $15.15       $14.98       $14.52



Total Return...........................................        1.92%        4.21%       10.43%       15.16%       7.52%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $24,590      $23,972      $19,434       $9,745        $875
   Ratio of Expenses to Average Net Assets.............        1.83%        1.84%        1.88%        1.99%       1.49%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................        1.73%        2.11%        2.22%        1.66%       2.26%(d)
   Portfolio Turnover Rate.............................        54.4%        24.2%        57.0%        27.6%       32.6%(d)


FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL BLUE CHIP FUND, INC.(a)
------------------------------
Class A shares                                                  2000         1999        1998          1997        1996
----------------------------------------------------------------------       ----        ------------------        ----
Net Asset Value, Beginning of Period                          $25.25       $21.71      $20.22        $17.10      $15.03
Income from Investment Operations:
   Net Investment Income(g)   .........................          .04          .15         .12          .21          .23
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.69)        3.53        3.57         3.58         2.45

                       Total from Investment Operations         (.65)        3.68        3.69         3.79         2.68

Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           (.14)       (.12)        (.21)        (.26)

   Dvidends in Excess of Net Investment
     Income(j) ........................................         (.05)       --           --           --           --
   Distributions from Capital Gains....................         (.29)       --          (2.08)        (.46)        (.35)

                      Total Dividends and Distributions         (.34)        (.14)      (2.20)        (.67)        (.61)


Net Asset Value, End of Period.........................       $24.26       $25.25      $21.71       $20.22       $17.10



Total Return(b) .......................................      (2.60)%       17.00%       19.48%       22.57%      18.20%


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $170,462     $184,217     $126,740      $79,985     $44,389
   Ratio of Expenses to Average Net Assets(g)   .......        1.19%        1.26%        1.31%        1.30%       1.33%
   Ratio of Net Investment Income to
     Average Net Assets................................         .19%         .63%         .57%        1.10%       1.41%
   Portfolio Turnover Rate.............................        73.6%        16.4%          .5%        55.4%       13.3%


PRINCIPAL BLUE CHIP FUND, INC.(a)
------------------------------
Class B shares                                                  2000         1999        1998          1997        1996
----------------------------------------------------------------------       ----        ------------------        ----
Net Asset Value, Beginning of Period...................       $25.00       $21.55      $20.14       $17.03       $14.99
Income from Investment Operations:
   Net Investment Income (Operating Loss)(g)    ..(.14)         (.02)        (.02)        .07          .11
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.67)        3.48        3.53         3.54         2.41

                       Total from Investment Operations         (.81)        3.46        3.51         3.61         2.52

Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           (.01)       (.02)        (.04)        (.13)

   Dividends in Excess of Net Investment
     Income(j) ........................................         (.01)       --           --           --           --
   Distributions from Capital Gains....................         (.29)       --          (2.08)        (.46)        (.35)

                      Total Dividends and Distributions         (.30)        (.01)      (2.10)        (.50)        (.48)


Net Asset Value, End of Period.........................       $23.89       $25.00      $21.55       $20.14       $17.03



Total Return(b) .......................................      (3.30)%       16.09%       18.59%       21.59%      17.18%


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $54,550      $56,493      $34,223      $18,265      $6,527
   Ratio of Expenses to Average Net Assets(g)   .......        1.94%        2.04%        2.02%        2.06%       2.19%
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................       (.56)%       (.15)%       (.14)%         .32%         49%
   Portfolio Turnover Rate.............................        73.6%        16.4%          .5%        55.4%       13.3%


PRINCIPAL BLUE CHIP FUND, INC.(a)
------------------------------
Class C shares                                                  2000         1999(e)
--------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................       $25.17       $25.50
Income from Investment Operations:
   Net Investment Income (Operating Loss)(g)    .......         (.09)        (.03)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.72)        (.30)

                       Total from Investment Operations         (.81)        (.33)
Less Distributions from Capital Gains..................         (.29)        --


Net Asset Value, End of Period.........................       $24.07       $25.17



Total Return(b) .......................................      (3.27)%      (1.29)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $1,355         $331
                                                                    -
   Ratio of Expenses to Average Net Assets(g)   .......        1.93%        2.27%(d)
   Ratio of Net Investment Income (Operating Loss) to
      Average Net Assets...............................       (.66)%       (.72)%(d)
   Portfolio Turnover Rate.............................        73.6%        16.4%(d)


PRINCIPAL BLUE CHIP FUND, INC.(a)
------------------------------
Class R shares                                                  2000         1999        1998          1997        1996(f)
----------------------------------------------------------------------       ------------------------------        ----
Net Asset Value, Beginning of Period...................       $25.12       $21.63      $20.16       $17.08       $16.21
Income from Investment Operations:
   Net Investment Income (Operating Loss)(g)    .......         (.07)         .03         .02          .13          .12
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.69)        3.49        3.57         3.53          .90

                       Total from Investment Operations         (.76)        3.52        3.59         3.66         1.02

Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           (.03)       (.04)        (.12)        (.15)

   Dividends in Excess of Net Investment
     Income(j)  .......................................         (.02)       --           --           --           --
   Distributions from Capital Gains....................         (.29)       --          (2.08)        (.46)        --

                      Total Dividends and Distributions         (.31)        (.03)      (2.12)        (.58)        (.15)


Net Asset Value, End of Period.........................       $24.05       $25.12      $21.63       $20.16       $17.08



Total Return...........................................      (3.07)%       16.31%       19.01%       21.82%       7.02%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $54,313      $50,667      $32,871      $15,502      $1,575
   Ratio of Expenses to Average Net Assets(g)   .......        1.69%        1.81%        1.85%        1.89%       1.48%(d)
   Ratio of Net Investment Income (Operating Loss)
      to Average Net Assets............................       (.32)%         .08%         .02%         .45%        .68%(d)
   Portfolio Turnover Rate.............................        73.6%        16.4%          .5%        55.4%       13.3%(d)

FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL CAPITAL VALUE FUND, INC.(a)
----------------------------------
Class A shares                                                  2000         1999        1998          1997        1996
--------------------------------------------------------------------  -------------------------------------        ----
Net Asset Value, Beginning of Period...................       $29.58       $31.07      $29.69       $27.72       $23.69
Income from Investment Operations:
   Net Investment Income...............................          .34          .52         .50          .50          .45
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (2.10)         .45        3.88         5.80         5.48

                       Total from Investment Operations        (1.76)         .97        4.38         6.30         5.93

Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.25)        (.51)       (.53)        (.48)        (.43)

   Distributions from Capital Gains....................        (2.53)       (1.95)      (2.47)       (3.85)       (1.47)

                      Total Dividends and Distributions        (2.78)       (2.46)      (3.00)       (4.33)       (1.90)

Net Asset Value, End of Period.........................       $25.04       $29.58      $31.07       $29.69       $27.72



Total Return(b) .......................................      (6.20)%        3.00%       15.59%       25.36%      26.41%


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $452,251     $573,485     $565,052     $494,444    $435,617
   Ratio of Expenses to Average Net Assets.............         .94%         .75%         .74%         .70%        .69%
   Ratio of Net Investment Income to
     Average Net Assets................................        1.38%        1.73%        1.67%        1.85%       1.82%
Portfolio Turnover Rate................................       107.8%        44.5%        23.2%        30.8%       50.2%


PRINCIPAL CAPITAL VALUE FUND, INC.(a)
----------------------------------
Class B shares                                                  2000         1999        1998          1997        1996
--------------------------------------------------------------------  -------------------------------------        ----
Net Asset Value, Beginning of Period...................       $29.41       $30.90      $29.51       $27.58       $23.61
Income from Investment Operations:
   Net Investment Income...............................          .11          .29         .26          .23          .21
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (2.09)         .44        3.86         5.77         5.45

                       Total from Investment Operations        (1.98)         .73        4.12         6.00         5.66

Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.14)        (.27)       (.26)        (.22)        (.22)

   Distributions from Capital Gains....................        (2.53)       (1.95)      (2.47)       (3.85)       (1.47)

                      Total Dividends and Distributions        (2.67)       (2.22)      (2.73)       (4.07)       (1.69)


Net Asset Value, End of Period.........................       $24.76       $29.41      $30.90       $29.51       $27.58



Total Return(b) .......................................      (7.03)%        2.24%       14.71%       24.13%      25.19%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $39,017      $53,169      $44,765      $27,240      $9,832
   Ratio of Expenses to Average Net Assets.............        1.82%        1.52%        1.52%        1.65%       1.70%
   Ratio of Net Investment Income to
     Average Net Assets................................         .51%         .96%         .88%         .84%        .80%
Portfolio Turnover Rate................................       107.8%        44.5%        23.2%        30.8%       50.2%



PRINCIPAL CAPITAL VALUE FUND, INC.(a)
----------------------------------
Class C shares                                                  2000         1999(e)
--------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................       $29.45       $31.81
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.25)         .01
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (2.10)       (2.37)

                       Total from Investment Operations        (2.35)       (2.36)
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.11)        --
   Distributions from Capital Gains....................        (2.53)        --

                      Total Dividends and Distributions        (2.64)       (2.23)


Net Asset Value, End of Period.........................       $24.46       $29.45



Total Return(b) .......................................      (8.43)%      (7.42)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $648         $211
   Ratio of Expenses to Average Net Assets.............        3.56%        2.07%(d)
   Ratio of Net Investment Income to
     Average Net Assets (Operating Loss)...............      (1.39)%         .23%(d)
   Portfolio Turnover Rate.............................       107.8%        44.5%(d)


PRINCIPAL CAPITAL VALUE FUND, INC.(a)
----------------------------------
Class R shares                                                  2000         1999        1998          1997        1996(f)
----------------------------------------------------------------------       ------------------------------        ----
Net Asset Value, Beginning of Period...................       $29.33       $30.80      $29.44       $27.57       $24.73
Income from Investment Operations:
   Net Investment Income...............................          .22          .32         .28          .30          .19
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (2.09)         .44        3.84         5.74         2.81

                       Total from Investment Operations        (1.87)         .76        4.12         6.04         3.00

Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.17)        (.28)       (.29)        (.32)        (.16)

   Distributions from Capital Gains....................        (2.53)       (1.95)      (2.47)       (3.85)        --

                      Total Dividends and Distributions        (2.70)       (2.23)      (2.76)       (4.17)        (.16)

Net Asset Value, End of Period.........................       $24.76       $29.33      $30.80       $29.44       $27.57



Total Return...........................................      (6.66)%        2.35%       14.77%       24.36%      12.74%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $36,434      $43,862      $37,675      $18,326      $1,752
   Ratio of Expenses to Average Net Assets.............        1.37%        1.43%        1.50%        1.50%       1.16%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................         .95%        1.05%         .88%         .93%       1.18%(d)
   Portfolio Turnover Rate.............................       107.8%        44.5%        23.2%        30.8%       50.2%(d)

FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL GROWTH FUND, INC.(a)
---------------------------
Class A shares                                                 2000         1999         1998         1997        1996
-------------------------------------------------------------------         ----         -----------------        ----
Net Asset Value, Beginning of Period...................       $65.57      $56.09       $50.43       $39.54      $37.22
Income from Investment Operations:
   Net Investment Income (Operating Loss) .............         (.37)        .21          .35          .31         .35
   Net Realized and Unrealized Gain
     on Investments....................................         8.43        9.56         7.14        11.26        3.50

                       Total from Investment Operations         8.06        9.77         7.49        11.57        3.85

Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           (.30)       (.34)        (.31)        (.35)

   Distributions from Capital Gains....................        (2.41)        --         (1.49)        (.37)       (1.18)

                      Total Dividends and Distributions        (2.41)        (.30)      (1.83)        (.68)       (1.53)


Net Asset Value, End of Period.........................       $71.22       $65.57      $56.09       $50.43       $39.54



Total Return(b) .......................................       12.64%       17.46%       15.17%       29.55%      10.60%


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $525,175     $493,117     $395,954     $317,386    $228,361
   Ratio of Expenses to Average Net Assets.............        1.08%         .89%         .95%        1.03%       1.08%
   Ratio of Net Investment Income (Operating Loss) to
      Average Net Assets...............................       (.52)%         .33%         .66%         .68%        .95%
   Portfolio Turnover Rate.............................       121.5%        32.4%        21.9%        16.5%        1.8%


PRINCIPAL GROWTH FUND, INC.(a)
---------------------------
Class B shares                                                 2000         1999         1998         1997        1996
-------------------------------------------------------------------  --------------------------------------       ----
Net Asset Value, Beginning of Period...................       $65.33      $55.98       $50.36       $39.43      $37.10
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.89)      (.17)          .06          .09         .08
   Net Realized and Unrealized Gain
     on Investments....................................         8.38        9.55         7.14        11.23        3.48

                       Total from Investment Operations         7.49        9.38         7.20        11.32        3.56

Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           (.03)       (.09)        (.02)        (.05)

   Distributions from Capital Gains....................        (2.41)        --         (1.49)        (.37)      (1.18)

                      Total Dividends and Distributions        (2.41)        (.03)      (1.58)        (.39)       (1.23)

Net Asset Value, End of Period.........................       $70.41       $65.33      $55.98       $50.36       $39.43




Total Return(b) .......................................       11.79%       16.75%       14.58%       28.92%       9.80%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $110,001      $96,116      $64,809      $42,241     $24,019
   Ratio of Expenses to Average Net Assets.............        1.85%        1.50%       1.46%         1.48%       1.79%
Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.30)%       (.28)%        .15%          .23%        .22%
   Portfolio Turnover Rate.............................       121.5%        32.4%       21.9%         16.5%        1.8%



PRINCIPAL GROWTH FUND, INC.(a)
---------------------------
Class C shares                                                  2000         1999(e)
--------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................       $65.34       $67.89
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.94)        (.07)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         8.18        (2.48)

                       Total from Investment Operations         7.24        (2.55)
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           --

   Distributions from Capital Gains....................        (2.41)        --

                      Total Dividends and Distributions        (2.41)        --

Net Asset Value, End of Period.........................       $70.17       $65.34



Total Return(b) .......................................       11.38%      (3.75)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $2,203         $452
   Ratio of Expenses to Average Net Assets.............        2.30%        1.85%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.78)%       (.58)%(d)
   Portfolio Turnover Rate.............................       121.5%        32.4%(d)



PRINCIPAL GROWTH FUND, INC.(a)
---------------------------
Class R shares                                                  2000         1999        1998          1997        1996(f)
----------------------------------------------------------------------       ------------------------------        ----
Net Asset Value, Beginning of Period...................       $65.13       $55.77      $50.16       $39.40       $39.27
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.66)        (.13)        .02          .06          .10
   Net Realized and Unrealized Gain
     on Investments....................................         8.32         9.49        7.09        11.16          .13

                       Total from Investment Operations         7.66         9.36        7.11        11.22          .23

Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           --          (.01)        (.09)        (.10)

   Distributions from Capital Gains....................        (2.41)        --         (1.49)        (.37)        --

                      Total Dividends and Distributions        (2.41)        --         (1.50)        (.46)        (.10)

Net Asset Value, End of Period.........................       $70.38       $65.13      $55.77       $50.16       $39.40



Total Return...........................................       12.09%       16.78%       14.46%       28.72%       1.12%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $60,503      $47,193      $30,557      $16,265      $2,014
   Ratio of Expenses to Average Net Assets.............        1.58%        1.46%        1.59%        1.69%       1.42%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.03)%       (.24)%         .01%         .00%        .14%(d)
   Portfolio Turnover Rate.............................       121.5%        32.4%        21.9%        16.5%        1.8%(d)



FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
Class A shares                                                  2000(h)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income(g) ...........................          .03
   Net Realized and Unrealized Gain
     on Investments....................................          .56

                       Total from Investment Operations          .59

Net Asset Value, End of Period.........................       $10.59



Total Return(b) .......................................        4.96%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $9,855
   Ratio of Expenses to Average Net Assets(g)   .......         .79%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................         .76%(d)
   Portfolio Turnover Rate.............................       189.7%(d)


PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
Class B shares                                                  2000(h)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income(g)   .........................          .02
   Net Realized and Unrealized Gain
     on Investments....................................          .54

                       Total from Investment Operations          .56

Net Asset Value, End of Period.........................       $10.56



Total Return(b) .......................................        4.66%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $2,838
   Ratio of Expenses to Average Net Assets(g)   .......        1.14%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................         .45%(d)
   Portfolio Turnover Rate.............................       189.7%(d)



PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
Class C shares                                                  2000(h)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income(g)   .........................          .03
   Net Realized and Unrealized Gain
     on Investments....................................          .54

                       Total from Investment Operations          .57

Net Asset Value, End of Period.........................       $10.57



Total Return(b) .......................................        4.76%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $1,304
   Ratio of Expenses to Average Net Assets(g)   .......        1.14%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................         .49%(d)
   Portfolio Turnover Rate.............................       189.7%(d)


PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
Class R shares                                                  2000(h)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income(g)   .........................          .01
   Net Realized and Unrealized Gain
     on Investments....................................          .54

                       Total from Investment Operations          .55

Net Asset Value, End of Period.........................       $10.55



Total Return...........................................        4.56%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $13,399
   Ratio of Expenses to Average Net Assets(g)   .......        1.29%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................         .19%(d)
   Portfolio Turnover Rate.............................       189.7%(d)

FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL MIDCAP FUND, INC.(a)
---------------------------
Class A shares                                                 2000         1999         1998         1997        1996
-------------------------------------------------------------------         ----         -----------------        ----
Net Asset Value, Beginning of Period...................       $42.12       $39.90      $45.33       $35.75       $31.45
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.16)        (.06)       (.07)         .07          .14
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        12.08         2.28       (4.26)       10.80         5.05

                       Total from Investment Operations        11.92         2.22       (4.33)       10.87         5.19

Less Dividends and Distributions:
   Dividends from Net Investment Income................         --          --           --           (.11)        (.14)

   Distributions from Capital Gains....................        (2.03)       --          (1.10)       (1.18)        (.75)

                      Total Dividends and Distributions        (2.03)       --          (1.10)       (1.29)        (.89)


Net Asset Value, End of Period.........................       $52.01       $42.12      $39.90       $45.33       $35.75



Total Return(b) .......................................       29.21%        5.56%      (9.78)%       31.26%      16.89%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $364,639     $313,984     $332,942     $346,666    $229,465
   Ratio of Expenses to Average Net Assets.............        1.17%        1.22%        1.22%        1.26%       1.32%
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................       (.36)%       (.17)%       (.14)%         .20%        .46%
Portfolio Turnover Rate................................       161.8%        59.9%        25.1%         9.5%       12.3%



PRINCIPAL MIDCAP FUND, INC.(a)
---------------------------
Class B shares                                                  2000         1999        1998          1997        1996
--------------------------------------------------------------------  -------------------------------------        ----
Net Asset Value, Beginning of Period...................       $41.29       $39.29      $44.88       $35.48       $31.31
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.42)        (.28)       (.23)        (.05)        (.04)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        11.87         2.28       (4.26)       10.64         4.97

                       Total from Investment Operations        11.45         2.00       (4.49)       10.59         4.93

Less Dividends and Distributions:
   Dividends from Net Investment Income................         --          --           --           (.01)        (.01)

   Distributions from Capital Gains....................        (2.03)       --          (1.10)       (1.18)        (.75)

                      Total Dividends and Distributions        (2.03)       --          (1.10)       (1.19)        (.76)


Net Asset Value, End of Period.........................       $50.71       $41.29      $39.29       $44.88       $35.48



Total Return(b) .......................................       28.63%        5.09%     (10.24)%       30.64%      16.07%


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $80,721      $68,639      $68,358      $59,554     $28,480
   Ratio of Expenses to Average Net Assets.............        1.62%        1.67%        1.73%        1.69%       2.01%
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................       (.80)%       (.62)%       (.66)%       (.24)%      (.24)%
   Portfolio Turnover Rate.............................       161.8%        59.9%        25.1%         9.5%       12.3%

PRINCIPAL MIDCAP FUND, INC.(a)
---------------------------
Class C shares                                                  2000         1999(e)
--------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................       $41.96       $45.79
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.87)        (.11)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        11.77        (3.72)

                       Total from Investment Operations        10.90        (3.83)
Less Dividends and Distributions:
   Dividends from Net Investment Income................        --           --

   Distributions from Capital Gains....................        (2.03)       --

                      Total Dividends and Distributions        (2.03)       --


Net Asset Value, End of Period.........................       $50.83       $41.96



Total Return(b) .......................................       26.75%      (8.36)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $743         $222
   Ratio of Expenses to Average Net Assets.............        3.29%        2.25%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (2.45)%      (1.14)%(d)
   Portfolio Turnover Rate.............................       161.8%        59.9%(d)


PRINCIPAL MIDCAP FUND, INC.(a)
---------------------------
Class R shares                                                  2000         1999        1998          1997        1996(f)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $41.36       $39.43      $45.10       $35.67       $33.77
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.31)        (.34)       (.28)        (.12)         .04
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        11.78         2.27       (4.29)       10.74         1.88

                       Total from Investment Operations        11.47         1.93       (4.57)       10.62         1.92

Less Dividends and Distributions:
   Dividends from Net Investment Income................        --           --           --           (.01)        (.02)

   Distributions from Capital Gains....................        (2.03)       --          (1.10)       (1.18)        --

                      Total Dividends and Distributions        (2.03)       --          (1.10)       (1.19)        (.02)


Net Asset Value, End of Period.........................       $50.80       $41.36      $39.43       $45.10       $35.67



Total Return...........................................       28.63%        4.89%     (10.37)%       30.56%       6.20%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $33,139      $24,877      $23,540      $17,448      $2,016
   Ratio of Expenses to Average Net Assets.............        1.62%        1.85%        1.89%        1.87%       1.53%(d)
   Ratio of Net Investment Income (Operating Loss) to..
     Average Net Assets................................       (.80)%       (.80)%       (.82)%       (.45)%        .29%(d)
   Portfolio Turnover Rate.............................       161.8%        59.9%        25.1%         9.5%       12.3%(d)

FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL PARTNERS AGGRESSIVE
GROWTH FUND, INC.
Class A shares                                                  2000
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(g)    .......         (.05)
   Net Realized and Unrealized Gain
     on Investments....................................         1.41

                       Total from Investment Operations         1.36


Net Asset Value, End of Period.........................       $11.36



Total Return(b) .......................................       13.60%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $49,794
   Ratio of Expenses to Average Net Assets(g)   .......        1.57%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................       (.68)%(d)
   Portfolio Turnover Rate.............................        62.0%(d)


PRINCIPAL PARTNERS AGGRESSIVE
GROWTH FUND, INC.
Class B shares                                                  2000
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $ 10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(g)    .......         (.10)
   Net Realized and Unrealized Gain
     on Investments....................................         1.38

                       Total from Investment Operations         1.28


Net Asset Value, End of Period.........................       $11.28



Total Return(b) .......................................       12.80%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $19,430
   Ratio of Expenses to Average Net Assets(g)   .......        2.31%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.41)%(d)
   Portfolio Turnover Rate.............................        62.0%(d)



PRINCIPAL PARTNERS AGGRESSIVE
GROWTH FUND, INC.
Class C shares                                                  2000
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(g)    .......         (.12)
   Net Realized and Unrealized Gain
     on Investments....................................         1.40

                       Total from Investment Operations         1.28


Net Asset Value, End of Period.........................       $11.28



Total Return(b) .......................................       12.80%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $2,468
   Ratio of Expenses to Average Net Assets(g)   .......        2.31%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.38)%(d)
   Portfolio Turnover Rate.............................        62.0%(d)


PRINCIPAL PARTNERS AGGRESSIVE
GROWTH FUND, INC.
Class R shares                                                  2000
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $ 10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(g)    .......         (.07)
   Net Realized and Unrealized Gain
     on Investments....................................         1.38

                       Total from Investment Operations         1.31


Net Asset Value, End of Period.........................       $11.31



Total Return...........................................       13.10%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $9,496
   Ratio of Expenses to Average Net Assets(g)   .......        2.06%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.16)%(d)
   Portfolio Turnover Rate.............................        62.0%(d)

FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL PARTNERS LARGECAP
GROWTH FUND, INC.
Class A shares                                                  2000(h)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $ 10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(g)    .......         (.04)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (1.84)

                       Total from Investment Operations        (1.88)


Net Asset Value, End of Period.........................        $8.12



Total Return(b) .......................................     (20.55)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $7,126
   Ratio of Expenses to Average Net Assets(g)    ......        1.73%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.24)%(d)
   Portfolio Turnover Rate.............................       181.8%(d)


PRINCIPAL PARTNERS LARGECAP
GROWTH FUND, INC.
Class B shares                                                  2000(h)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(g)    .......         (.06)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (1.86)

                       Total from Investment Operations        (1.92)


Net Asset Value, End of Period.........................        $8.08



Total Return(b) .......................................     (20.94)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $2,796
   Ratio of Expenses to Average Net Assets(g)    ......        2.40%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.91)%(d)
   Portfolio Turnover Rate.............................       181.8%(d)



PRINCIPAL PARTNERS LARGECAP
GROWTH FUND, INC.
Class C shares                                                  2000(h)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $ 10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(g)    .......         (.10)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (1.82)

                       Total from Investment Operations        (1.92)


Net Asset Value, End of Period.........................        $8.08



Total Return(b) .......................................     (20.94)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $1,009
   Ratio of Expenses to Average Net Assets(g)    ......        2.46%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.95)%(d)
   Portfolio Turnover Rate.............................       181.8%(d)


PRINCIPAL PARTNERS LARGECAP
GROWTH FUND, INC.
Class R shares                                                  2000(h)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(g)    .......         (.06)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (1.84)

                       Total from Investment Operations        (1.90)


Net Asset Value, End of Period.........................        $8.10



Total Return...........................................     (20.74)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $1,759
   Ratio of Expenses to Average Net Assets(g)    ......        2.11%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.60)%(d)
   Portfolio Turnover Rate.............................       181.8%(d)

FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL PARTNERS MIDCAP
GROWTH FUND, INC.
Class A shares                                                  2000(h)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $ 10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(g)    .......         (.04)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.87)

                       Total from Investment Operations      (.91)


Net Asset Value, End of Period.........................        $9.09



Total Return(b) .......................................     (12.68)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $11,875
   Ratio of Expenses to Average Net Assets(g)   ..1.79%          (d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.40)%(d)
   Portfolio Turnover Rate.............................       265.5%(d)


PRINCIPAL PARTNERS MIDCAP
GROWTH FUND, INC.
Class B shares                                                  2000(h)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(g)    .......         (.07)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.89)

                       Total from Investment Operations      (.96)


Net Asset Value, End of Period.........................        $9.04



Total Return(b) .......................................     (13.16)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $4,093
   Ratio of Expenses to Average Net Assets(g)    ......        2.54%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (2.18)%(d)
   Portfolio Turnover Rate.............................       265.5%(d)



PRINCIPAL PARTNERS MIDCAP
GROWTH FUND, INC.
Class C shares                                                  2000(h)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(g)    .......         (.11)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.85)

                       Total from Investment Operations      (.96)


Net Asset Value, End of Period.........................        $9.04



Total Return(b) .......................................     (13.16)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $1,288
   Ratio of Expenses to Average Net Assets(g)    ......        2.54%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (2.10)%(d)
   Portfolio Turnover Rate.............................       265.5%(d)


PRINCIPAL PARTNERS MIDCAP
GROWTH FUND, INC.
Class R shares                                                  2000(h)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(g)    .......         (.07)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.87)

                       Total from Investment Operations      (.94)


Net Asset Value, End of Period.........................        $9.06



Total Return...........................................     (12.97)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $2,382
   Ratio of Expenses to Average Net Assets(g)    ......        2.29%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.88)%(d)
   Portfolio Turnover Rate.............................       265.5%(d)

FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL REAL ESTATE FUND, INC.
Class A shares                                                  2000         1999        1998(i)
--------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period...................        $7.73        $8.39      $10.15
Income from Investment Operations:
   Net Investment Income(g)   .........................          .35          .31         .20
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.30         (.67)      (1.76)

                       Total from Investment Operations         1.65         (.36)      (1.56)
Less Dividends from Net Investment Income..............         (.35)        (.30)       (.20)

                                        Total Dividends         (.35)        (.30)       (.20)


Net Asset Value, End of Period.........................        $9.03        $7.73       $8.39



Total Return(b) .......................................       21.86%      (4.38)%     (15.45)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $9,439       $6,459       $5,490
   Ratio of Expenses to Average Net Assets(g)    ......        1.88%        2.19%        2.25%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................        4.28%        3.77%        2.89%(d)
   Portfolio Turnover Rate.............................        79.8%        55.1%        60.4%(d)



PRINCIPAL REAL ESTATE FUND, INC.
Class B shares                                                  2000         1999        1998(i)
--------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period...................        $7.71        $8.38      $10.15
Income from Investment Operations:
   Net Investment Income(g)   .........................          .30          .24         .20
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.29         (.66)      (1.78)

                       Total from Investment Operations         1.59         (.42)      (1.58)
Less Dividends from Net Investment Income..............         (.30)        (.25)       (.19)


                                        Total Dividends         (.30)        (.25)       (.19)


Net Asset Value, End of Period.........................        $9.00        $7.71       $8.38



Total Return(b) .......................................       21.00%      (5.10)%     (15.67)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $4,488       $3,351       $3,120
   Ratio of Expenses to Average Net Assets(g)    ......        2.62%        2.98%        2.47%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................        3.53%        2.98%        2.67%(d)
   Portfolio Turnover Rate.............................        79.8%        55.1%        60.4%(d)


PRINCIPAL REAL ESTATE FUND, INC.
Class C shares                                                  2000         1999(e)
--------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................        $7.72        $8.66
Income from Investment Operations:
   Net Investment Income(g)   .........................          .30          .06
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.30         (.94)

                       Total from Investment Operations         1.60         (.88)
Less Dividends from Net Investment Income..............         (.28)        (.06)


                                        Total Dividends         (.28)        (.06)


Net Asset Value, End of Period.........................        $9.04        $7.72



Total Return(b) .......................................       21.01%       (10.21)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $143          $99
   Ratio of Expenses to Average Net Assets(g)    ......        2.62%        3.13%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................        3.55%        2.00%(d)
   Portfolio Turnover Rate.............................        79.8%        55.1%(d)


PRINCIPAL REAL ESTATE FUND, INC.
Class R shares                                                  2000         1999        1998(i)
--------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period...................        $7.72        $8.40      $10.15
Income from Investment Operations:
   Net Investment Income(g)   .........................          .31          .28         .23
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.31         (.66)      (1.78)

                       Total from Investment Operations         1.62         (.38)      (1.55)
Less Dividends from Net Investment Income..............         (.32)        (.30)       (.20)


                                        Total Dividends         (.32)        (.30)       (.20)


Net Asset Value, End of Period.........................        $9.02        $7.72       $8.40



Total Return...........................................       21.40%      (4.70)%     (15.37)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $4,485       $3,100       $2,928
   Ratio of Expenses to Average Net Assets(g)    ......        2.38%        2.53%        1.99%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................        3.79%        3.43%        3.07%(d)
   Portfolio Turnover Rate.............................        79.8%        55.1%        60.4%(d)

FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL SMALLCAP FUND, INC.
Class A shares                                                  2000         1999        1998(i)
--------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period...................       $11.34        $8.43       $9.92
Income from Investment Operations:
   Net Investment Income (Operating Loss)(g)    .......         (.11)        (.11)       (.08)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.27         3.02       (1.41)

                       Total from Investment Operations         1.16         2.91       (1.49)
Less Distributions from Capital Gains..................        (1.26)        --          --



Net Asset Value, End of Period.........................       $11.24       $11.34       $8.43



Total Return(b) .......................................        9.89%       34.52%     (15.95)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $60,660      $41,598      $18,438
   Ratio of Expenses to Average Net Assets(g)    ......        1.75%        1.92%        2.58%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................       (.61)%      (1.04)%      (1.65)%(d)
   Portfolio Turnover Rate.............................       138.4%       100.7%        20.5%(d)

PRINCIPAL SMALLCAP FUND, INC.
Class B shares                                                  2000         1999        1998(i)
--------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period...................       $11.21        $8.41       $9.91
Income from Investment Operations:
   Net Investment Income (Operating Loss)(g)    .......         (.10)        (.11)       (.11)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.17         2.91       (1.39)

                       Total from Investment Operations         1.07         2.80       (1.50)
Less Distributions from Capital Gains..................        (1.26)        --          --


Net Asset Value, End of Period.........................       $11.02       $11.21      $ 8.41



Total Return(b) .......................................        9.14%       33.29%     (16.15)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $19,022      $14,158       $6,550
   Ratio of Expenses to Average Net Assets(g)    ......        2.41%        2.63%        2.80%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.27)%     (1.75)%       (1.85)%(d)
   Portfolio Turnover Rate.............................       138.4%      100.7%         20.5%(d)


PRINCIPAL SMALLCAP FUND, INC.
Class C shares                                                  2000         1999(e)
--------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................       $11.31       $11.14
Income from Investment Operations:
   Net Investment Income (Operating Loss)(g)    .......         (.12)        (.05)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.19          .22

                       Total from Investment Operations         1.07          .17
Less Distributions from Capital Gains..................        (1.26)        --


Net Asset Value, End of Period.........................       $11.12       $11.31



Total Return(b) .......................................        9.04%        1.53%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $1,078         $189
   Ratio of Expenses to Average Net Assets(g)    ......        2.53%        2.60%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.40)%      (1.79)%(d)
   Portfolio Turnover Rate.............................       138.4%       100.7%(d)


PRINCIPAL SMALLCAP FUND, INC.
Class R shares                                                  2000         1999        1998(i)
--------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period...................       $11.31        $8.45       $9.91
Income from Investment Operations:
   Net Investment Income (Operating Loss)(g)    .......         (.03)        (.10)       (.07)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.15         2.96       (1.39)

                       Total from Investment Operations         1.12         2.86       (1.46)
Less Distributions from Capital Gains..................        (1.26)        --          --


Net Asset Value, End of Period.........................       $11.17       $11.31       $8.45



Total Return...........................................        9.53%       33.85%     (15.75)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $17,880      $10,177       $4,688
   Ratio of Expenses to Average Net Assets(g)    ......        2.12%        2.31%        2.07%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................       (.98)%      (1.43)%      (1.12)%(d)
   Portfolio Turnover Rate.............................       138.4%       100.7%        20.5%(d)


FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL UTILITIES FUND, INC.(a)
------------------------------
Class A shares                                                  2000         1999        1998          1997        1996
--------------------------------------------------------------------  -------------------------------------        ----
Net Asset Value, Beginning of Period...................       $17.86       $16.11      $12.55       $11.40       $10.94
Income from Investment Operations:
   Net Investment Income(g)   .........................          .27          .33         .41          .48          .44
   Net Realized and Unrealized Gain
     on Investments....................................         1.68         2.00        3.59         1.12          .45

                       Total from Investment Operations         1.95         2.33        4.00         1.60          .89

Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.27)        (.34)       (.44)        (.45)        (.43)

   Distributions from Capital Gains....................        (1.14)        (.24)       --           --           --

                      Total Dividends and Distributions        (1.41)        (.58)       (.44)        (.45)        (.43)


Net Asset Value, End of Period.........................       $18.40       $17.86      $16.11       $12.55       $11.40



Total Return(b) .......................................       12.09%       14.74%       32.10%       14.26%       8.13%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $101,352      $99,857      $83,533      $64,366     $66,322
   Ratio of Expenses to Average Net Assets(g)   .......        1.23%        1.20%        1.15%        1.15%       1.17%
   Ratio of Net Investment Income to
     Average Net Assets................................        1.59%        1.94%        2.73%        3.90%       3.85%
   Portfolio Turnover Rate.............................       150.8%        23.5%        11.9%        22.5%       34.2%


PRINCIPAL UTILITIES FUND, INC.(a)
------------------------------
Class B shares                                                  2000         1999        1998          1997        1996
--------------------------------------------------------------------  -------------------------------------        ----
Net Asset Value, Beginning of Period...................       $17.83       $16.09      $12.53       $11.38       $10.93
Income from Investment Operations:
   Net Investment Income(g)   .........................          .14          .22         .30          .38          .36
   Net Realized and Unrealized Gain
     on Investments....................................         1.69         1.98        3.59         1.13          .43

                       Total from Investment Operations         1.83         2.20        3.89         1.51          .79

Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.15)        (.22)       (.33)        (.36)        (.34)

   Distributions from Capital Gains....................        (1.14)        (.24)       --           --           --

                      Total Dividends and Distributions        (1.29)        (.46)       (.33)        (.36)        (.34)


Net Asset Value, End of Period.........................       $18.37       $17.83      $16.09       $12.53       $11.38



Total Return(b) .......................................       11.30%       13.85%       31.23%       13.41%       7.23%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $19,624      $18,282      $11,391       $6,937      $5,579
   Ratio of Expenses to Average Net Assets(g)   .......        2.00%        1.95%        1.90%        1.90%       1.93%
   Ratio of Net Investment Income to
     Average Net Assets................................         .82%        1.19%        2.04%        3.14%       3.07%
Portfolio Turnover Rate................................       150.8%        23.5%        11.9%        22.5%       34.2%


PRINCIPAL UTILITIES FUND, INC.(a)
------------------------------
Class C shares                                                  2000         1999(e)
--------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................       $17.84       $17.97
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.06)         .05
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.64         (.14)

                       Total from Investment Operations         1.58         (.09)
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.11)        (.04)

   Distributions from Capital Gains....................        (1.14)        --

                      Total Dividends and Distributions        (1.25)        (.04)


Net Asset Value, End of Period.........................       $18.17       $17.84



Total Return(b) .......................................        9.78%       (.47)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $721         $226
   Ratio of Expenses to Average Net Assets.............        3.69%        2.05%(d)
   Ratio of Net Investment Income to
     Average Net Assets (Operating Loss)...............       (.88)%        1.08%(d)
   Portfolio Turnover Rate.............................       150.8%        23.5%(d)



PRINCIPAL UTILITIES FUND, INC.(a)
------------------------------
Class R shares                                                  2000         1999        1998          1997        1996(f)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $17.82       $16.07      $12.49       $11.33       $11.75
Income from Investment Operations:
   Net Investment Income(g)   .........................          .17          .21         .33          .39          .28
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.68         2.00        3.58         1.14         (.41)

                       Total from Investment Operations         1.85         2.21        3.91         1.53         (.13)

Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.17)        (.22)       (.33)        (.37)        (.29)

   Distributions from Capital Gains....................        (1.14)        (.24)       --           --           --

                      Total Dividends and Distributions        (1.31)        (.46)       (.33)        (.37)        (.29)


Net Asset Value, End of Period.........................       $18.36       $17.82      $16.07       $12.49       $11.33



Total Return...........................................       11.43%       13.97%       31.47%       13.72%      (.31)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $10,738       $8,081       $4,005       $1,512        $311
   Ratio of Expenses to Average Net Assets(g)   .......        1.80%        1.87%        1.65%        1.65%       1.47%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................        1.01%        1.27%        2.21%        3.35%       3.77%(d)
   Portfolio Turnover Rate.............................       150.8%        23.5%        11.9%        22.5%       34.2%(d)


FINANCIAL HIGHLIGHTS (Continued)

Notes to Financial Highlights


(a) Effective January 1, 1998, the following changes were made to the names of the Domestic Growth Funds:

      Former Fund Name                             New Fund Name
----------------------------------------------------------------
Princor Balanced Fund, Inc.                  Principal Balanced Fund, Inc.
Princor Blue Chip Fund, Inc.                 Principal Blue Chip Fund, Inc.
Princor Capital Accumulation Fund, Inc.      Principal Capital Value Fund, Inc.
Princor Growth Fund, Inc.                    Principal Growth Fund, Inc.
Princor Emerging Growth Fund, Inc.           Principal MidCap Fund, Inc.
Princor Utilities Fund, Inc.                 Principal Utilities Fund, Inc.

(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)  Total return amounts have not been annualized.

(d)  Computed on an annualized basis.

(e) Period from June 30, 1999, date Class C shares first offered to the public and the date of the initial purchase of Class C shares by Principal Life Insurance Company, through October 31, 1999.

(f) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. Certain of the Domestic Growth Funds' Class R shares recognized net investment income for the period from the initial purchase of Class R shares on February 27, 1996 through February 28, 1996 as follows, none of which was distributed to the sole shareholder, Principal Management Corporation. Additionally, the Domestic Growth Funds incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class R share activities of each fund prior to the initial offering of Class R shares:
     Per Share Per Share Net Net Investment Unrealized Income Gain (Loss)

Principal Balanced Fund, Inc.           $--                 $(.03)
Principal Blue Chip Fund, Inc.           .01                 (.02)
Principal Capital Value Fund, Inc.       .01                 (.11)
Principal Growth Fund, Inc.              .01                  .10
Principal MidCap Fund, Inc               --                   .19


(g) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                           Periods          Per Share      Ratio of Expenses
                                             Ended       Net Investment     to Average Net         Amount
                  Fund                     October 31,       Income             Assets             Waived


   Principal Blue Chip Fund, Inc.
                  Class A                    2000           $ .01               1.33%            $ 239,527
                  Class B                    2000            (.16)              2.05                61,214
                  Class C                    2000            (.24)              2.75                 8,450
                  Class R                    2000            (.09)              1.77                45,530

   Principal LargeCap Stock Index Fund, Inc.
                  Class A                    2000           $(.01)              1.82%(d)         $  41,967
                  Class B                    2000            (.05)              2.44(d)             18,223
                  Class C                    2000            (.06)              2.51(d)             10,811
                  Class R                    2000            (.02)              2.04(d)             28,818

   Principal Partners Aggressive
     Growth Fund, Inc.
                  Class A                    2000           $(.08)              1.99%            $ 137,876
                  Class B                    2000            (.13)              2.61                38,014
                  Class C                    2000            (.15)              2.63                 6,095
                  Class R                    2000            (.09)              2.33                13,862

   Principal Partners LargeCap Growth
     Fund, Inc.
                  Class A                    2000           $(.06)              2.44%(d)         $  20,357
                  Class B                    2000            (.09)              3.17(d)              9,043
                  Class C                    2000            (.15)              3.43(d)              6,281
                  Class R                    2000            (.10)              2.92(d)              6,992

   Principal Partners MidCap Growth
     Fund, Inc.
                  Class A                    2000           $(.06)              2.50%(d)         $  28,903
                  Class B                    2000            (.10)              3.22(d)             10,644
                  Class C                    2000            (.16)              3.46(d)              6,580
                  Class R                    2000            (.10)              2.94(d)              6,375

   Principal Real Estate Fund, Inc.
                  Class A                    2000           $ --                2.17%            $  21,860
                  Class B                    2000             .01               2.75                 4,803
                  Class C                    2000            (.52)             10.14                 8,538
                  Class R                    2000             .02               2.48                 3,835

   Principal SmallCap Fund, Inc.
                  Class A                    2000         $  (.11)              1.76%            $   2,978
                  Class B                    2000            (.10)              2.41                   365
                  Class C                    2000            (.23)              3.84                10,509
                  Class R                    2000            (.03)              2.19                11,126

FINANCIAL HIGHLIGHTS (Continued)

Notes to Financial Highlights (Continued)


                                          Year Ended
                                         October 31,        Per Share      Ratio of Expenses
                                            Except       Net Investment     to Average Net         Amount
                  Fund                      as Noted         Income             Assets             Waived

   Principal Utilities Fund, Inc.

                  Class A                    1998            $.39               1.23%            $  60,477
                                             1997             .46               1.25%               65,940
                                             1996             .43               1.25%               54,932

                  Class B                    1998             .29               2.00%(d)             9,557
                                             1997             .37               1.95%                3,753
                                             1996             .34               2.06%                6,690

                  Class R                    1998             .28               2.10%               12,481
                                             1997             .31               2.67%                9,355
                                             1996(f)          .28               1.47%(d)             --

The Manager ceased its waiver of expenses for the Principal
Utilities Fund, Inc. as of October 31, 1998.

(h) Period from March 1, 2000, date Class A, Class B and Class C shares first offered to the public and Class R shares first offered to eligible purchasers, through October 31, 2000.

(i) Period from December 31, 1997, date Class A and Class B shares first offered to the public and Class R shares first offered to eligible purchasers, through October 31, 1998. With respect to Principal Real Estate Fund, Inc. Class A, Class B and Class R shares, net investment income aggregating $.03 per share for the period from the initial purchase of shares on December 11, 1997 through December 30, 1997 was recognized, of which $.01 per share was distributed to its sole shareholder, Principal
     Life Insurance Company, during the period. With respect to Principal SmallCap Fund, Inc. Class A, Class B and Class R shares, net investment income aggregating $.02 per share from the initial purchase of shares on December 11, 1997 through December 30, 1997 was recognized. Principal SmallCap Fund, Inc. Class A, Class B and Class R did distribute $.01 per share a taxable return of capital to the sole shareholder Principal Life Insurance Company, during the period. Principal Real Estate Fund, Inc. and Principal SmallCap Fund, Inc. Class A, Class B and Class R shares incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class A, Class B and Class R share activities of each fund prior to the initial public offering of each class of shares.

                                             Per Share Unrealized
                                                   Gain (Loss)

                                        Class        Class      Class
                                          A            B          R

 Principal Real Estate Fund, Inc.      $ .13        $ .13      $ .13
 Principal SmallCap Fund, Inc.          (.09)        (.09)      (.09)

(j) Dividends and distributions which exceed investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distribution.


October 31, 2000
STATEMENTS OF ASSETS AND LIABILITIES

                                                                                                                  Principal
                                                                                   Principal                    International
                                                                                European Equity               Emerging Markets
                                                                                  Fund, Inc.                     Fund, Inc.

    Investment in securities -- at cost................................            $6,210,088                    $30,226,784


    Assets
    Investment in securities -- at value (Note 4).....................             $5,663,430                    $28,146,817
    Cash..............................................................                221,799                        839,194
    Receivables:
       Dividends and interest.........................................                  7,497                          7,303
       Investment securities sold.....................................                 45,155                        248,035
       Capital Shares sold............................................                 16,219                        --
       Net foreign currency contracts (Note 8)........................                  6,361                        --
    Other assets......................................................                 --                            --

                                                          Total Assets              5,960,461                     29,241,349
    Liabilities
    Accrued expenses..................................................                 37,047                         63,940
    Payables:
       Investment securities purchased................................                 64,396                        196,244
       Capital Shares reacquired......................................                 --                             16,459

                                                     Total Liabilities                101,443                        276,643

    Net Assets Applicable to Outstanding Shares ......................             $5,859,018                    $28,964,706


    Net Assets Consist of:
    Capital Stock.....................................................             $    6,758                    $    33,257
    Additional paid-in capital........................................              6,660,687                     30,841,236
    Accumulated undistributed net investment income (loss)............                 40,403                        (22,000)
    Accumulated net realized gain (loss) on investment transactions ..               (309,725)                       194,492
    Net unrealized appreciation (depreciation) of investments.........               (546,658)                    (2,079,967)
    Net unrealized appreciation (depreciation) on translation of
       assets and liabilities in foreign currencies...................                  7,553                         (2,312)

                                                      Total Net Assets             $5,859,018                    $28,964,706


    Capital Stock (par value: $.01 a share):
    Shares authorized.................................................            100,000,000                    125,000,000
    Net Asset Value Per Share:
    Class A: Net Assets...............................................             $2,241,538                    $17,889,758
             Shares issued and outstanding............................                258,018                      2,044,974
             Net asset value per share................................                  $8.69                          $8.75
             Maximum offering price per share(a)   ...................                   $9.12                         $9.19


    Class B: Net Assets ..............................................                                            $1,288,354
             Shares issued and outstanding............................                148,733                        720,802
             Net asset value per share(b).............................                                                 $8.66


    Class C: Net Assets...............................................             $1,121,278                       $258,171
             Shares issued and outstanding............................                129,605                         29,746
             Net asset value per share(b).............................                                                 $8.65


    Class R: Net Assets...............................................             $1,207,848                     $4,618,672
             Shares issued and outstanding............................                139,433                        530,193
             Net asset value per share................................                  $8.66                          $8.71

Year Ended October 31, 2000, Except as Noted
STATEMENTS OF ASSETS AND LIABILITIES

                                                                                   Principal                  International
                                                                                 International                  SmallCap
                                                                                  Fund, Inc.                   Fund, Inc.

    Investment in securities -- at cost................................         $382,829,597                   $51,513,678


    Assets
    Investment in securities -- at value (Note 4).....................           $401,265,252                  $56,233,560
    Cash..............................................................             3,680,276                       841,796
    Receivables:
       Dividends and interest.........................................             1,084,706                        63,024
       Investment securities sold.....................................             1,685,313                     2,249,728
       Capital Shares sold............................................               143,410                        86,002
       Net foreign currency contracts (Note 8)........................               --                            --
    Other assets......................................................                 1,905                       --

                                                          Total Assets           407,860,862                    59,474,110
    Liabilities
    Accrued expenses..................................................               239,243                        89,554
    Payables:
       Investment securities purchased................................             4,013,344                       852,749
       Capital Shares reacquired......................................               340,785                        28,040

                                                     Total Liabilities             4,593,372                       970,343

    Net Assets Applicable to Outstanding Shares ......................          $403,267,490                   $58,503,767


    Net Assets Consist of:
    Capital Stock.....................................................          $    456,383                   $    34,537
    Additional paid-in capital........................................           350,205,738                    44,593,629
    Accumulated undistributed net investment income (loss)............             1,461,000                       --
    Accumulated net realized gain (loss) on investment transactions ..            32,851,749                     9,196,021
    Net unrealized appreciation (depreciation) of investments.........            18,435,655                     4,719,882
    Net unrealized appreciation (depreciation) on translation of
       assets and liabilities in foreign currencies...................              (143,035)                      (40,302)

                                                      Total Net Assets          $403,267,490                   $58,503,767


    Capital Stock (par value: $.01 a share):
    Shares authorized.................................................           100,000,000                   100,000,000
    Net Asset Value Per Share:
    Class A: Net Assets...............................................          $325,369,172                   $36,321,791
             Shares issued and outstanding............................            36,771,392                     2,136,180
             Net asset value per share................................                 $8.85                        $17.00
             Maximum offering price per share(a)   ...................                  $9.29                       $17.85


    Class B: Net Assets ..............................................            $6,198,105                   $48,691,822
             Shares issued and outstanding............................             5,544,004                       749,994
             Net asset value per share(b).............................                  $8.60                        $8.78


    Class C: Net Assets...............................................            $1,093,006                      $691,322
             Shares issued and outstanding............................               124,732                        41,637
             Net asset value per share(b).............................                  $8.68                        $8.76


    Class R: Net Assets...............................................           $28,113,490                    $8,951,979
             Shares issued and outstanding............................             3,198,136                       525,904
             Net asset value per share................................                 $8.79                        $17.02

Year Ended October 31, 2000, Except as Noted
STATEMENTS OF ASSETS AND LIABILITIES

                                                                                  Principal
                                                                                Pacific Basin
                                                                                 Fund, Inc.


    Investment in securities -- at cost................................          $6,170,410


    Assets
    Investment in securities -- at value (Note 4).....................           $5,279,544
    Cash..............................................................              158,491
    Receivables:
       Dividends and interest.........................................                6,942
       Investment securities sold.....................................               --
       Capital Shares sold............................................               30,047
       Net foreign currency contracts (Note 8)........................                7,540
    Other assets......................................................               --

                                                          Total Assets            5,482,564
    Liabilities
    Accrued expenses..................................................               20,906
    Payables:
       Investment securities purchased................................               26,534
       Capital Shares reacquired......................................               --

                                                     Total Liabilities               47,440

    Net Assets Applicable to Outstanding Shares ......................           $5,435,124


    Net Assets Consist of:
    Capital Stock.....................................................           $    6,314
    Additional paid-in capital........................................            6,244,739
    Accumulated undistributed net investment income (loss)............               (5,404)
    Accumulated net realized gain (loss) on investment transactions ..               73,156
    Net unrealized appreciation (depreciation) of investments.........             (890,866)
    Net unrealized appreciation (depreciation) on translation of
       assets and liabilities in foreign currencies...................                7,185

                                                      Total Net Assets           $5,435,124


    Capital Stock (par value: $.01 a share):
    Shares authorized.................................................          100,000,000
    Net Asset Value Per Share:
    Class A: Net Assets...............................................           $1,859,912
             Shares issued and outstanding............................              215,928
             Net asset value per share................................                $8.61
             Maximum offering price per share(a)   ...................                $9.04


    Class B: Net Assets ..............................................          $1,347,269
             Shares issued and outstanding............................              156,488
             Net asset value per share(b).............................                $8.61


    Class C: Net Assets...............................................           $1,098,814
             Shares issued and outstanding............................              127,791
             Net asset value per share(b).............................                $8.60


    Class R: Net Assets...............................................           $1,129,129
             Shares issued and outstanding............................              131,198
             Net asset value per share................................                $8.61

(a) Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   See accompanying notes.

Year Ended October 31, 2000, Except as Noted

STATEMENTS OF OPERATIONS

                                                                                                                 Principal
                                                                                   Principal                    International
                                                                                European Equity               Emerging Markets
                                                                                 Fund, Inc.(a)                   Fund, Inc.

    Net Investment Income
    Income:
       Dividends.......................................................            $  35,728                   $    442,286
       Withholding tax on foreign dividends............................               (3,032)                       (47,788)
       Interest........................................................                9,651                         85,552

                                                          Total Income                42,347                        480,050

    Expenses:
       Management and investment advisory fees (Note 3)................               25,312                        415,666
       Distribution and shareholder servicing fees (Notes 1 and 3).....               17,805                        135,115
       Transfer and administrative services (Notes 1 and 3)............               33,232                        214,860
       Registration fees (Note 1)......................................                1,749                         51,651
       Custodian fees .................................................               24,361                         95,000
       Auditing and legal fees ........................................                1,385                          4,903
       Directors' fees ................................................                2,700                          6,029
       Other ..........................................................                   30                          7,830

                                                  Total Gross Expenses               106,574                        931,054
       Less:  Management and investment
          advisory fees waived (Note 3)................................               25,416                         32,052

                                                    Total Net Expenses                81,158                        899,002

                                Net Investment Income (Operating Loss)               (38,811)                      (418,952)

    Net Realized and Unrealized Gain (Loss) on Investments and
       Foreign Currencies
    Net realized gain (loss) from:
       Investment transactions.........................................             (309,725)                     2,247,800
       Foreign currency transactions (Note 7)..........................               79,214                        (60,554)
    Change in unrealized appreciation/depreciation of:
       Investments ................................................                 (546,658)                    (3,180,420)
       Translation of assets and liabilities in foreign currencies.....                7,553                          4,757

                            Net Realized and Unrealized Gain (Loss) on
                                    Investments and Foreign Currencies              (769,616)                      (986,105)


                                 Net Increase (Decrease) in Net Assets
                                             Resulting from Operations             $(808,427)                  $ (1,405,057)


Years Ended October 31, Except as Noted
STATEMENTS OF OPERATIONS

                                                                                                                 Principal
                                                                                    Principal                  International
                                                                                  International                  SmallCap
                                                                                   Fund, Inc.                   Fund, Inc.

    Net Investment Income
    Income:
       Dividends.......................................................         $ 13,044,531                   $   446,597
       Withholding tax on foreign dividends............................             (713,746)                      (57,732)
       Interest........................................................            1,176,735                       292,188

                                                          Total Income            13,507,520                       681,053
    Expenses:
       Management and investment advisory fees (Note 3)................            3,582,992                       774,570
       Distribution and shareholder servicing fees (Notes 1 and 3).....            1,213,928                       279,331
       Transfer and administrative services (Notes 1 and 3)............            1,100,481                       426,364
       Registration fees (Note 1)......................................               59,850                        76,136
       Custodian fees .................................................              160,000                       140,034
       Auditing and legal fees ........................................                5,379                         4,733
       Directors' fees ................................................                6,138                         5,745
       Other ..........................................................               54,118                        10,030

                                                  Total Gross Expenses             6,182,886                     1,716,943
       Less:  Management and investment
          advisory fees waived (Note 3)................................              --                            --

                                                    Total Net Expenses             6,182,886                     1,716,943

                                Net Investment Income (Operating Loss)             7,324,634                    (1,035,890)

    Net Realized and Unrealized Gain (Loss) on Investments and
       Foreign Currencies
    Net realized gain (loss) from:
       Investment transactions.........................................           32,909,143                    10,330,998
       Foreign currency transactions (Note 7)..........................             (147,712)                     (147,602)
    Change in unrealized appreciation/depreciation of:
       Investments ................................................              (26,150,485)                   (2,853,045)
       Translation of assets and liabilities in foreign currencies.....             (144,986)                        8,195

                            Net Realized and Unrealized Gain (Loss) on
                                    Investments and Foreign Currencies             6,465,960                     7,338,546


                                 Net Increase (Decrease) in Net Assets
                                             Resulting from Operations          $ 13,790,594                   $ 6,302,656


Years Ended October 31, Except as Noted
STATEMENTS OF OPERATIONS


                                                                                Principal
                                                                                Pacific Basin
                                                                                Fund, Inc.(a)

    Net Investment Income
    Income:
       Dividends.......................................................         $  14,478
       Withholding tax on foreign dividends............................            --
       Interest........................................................             9,836

                                                          Total Income             24,314
    Expenses:
       Management and investment advisory fees (Note 3)................            30,215
       Distribution and shareholder servicing fees (Notes 1 and 3).....            17,879
       Transfer and administrative services (Notes 1 and 3)............            26,455
       Registration fees (Note 1)......................................             3,216
       Custodian fees .................................................            10,283
       Auditing and legal fees ........................................             1,560
       Directors' fees ................................................             2,750
       Other ..........................................................                60

                                                  Total Gross Expenses             92,418
       Less:  Management and investment
          advisory fees waived (Note 3)................................            29,047

                                                    Total Net Expenses             63,371

                                Net Investment Income (Operating Loss)            (39,057)

    Net Realized and Unrealized Gain (Loss) on Investments and
       Foreign Currencies
    Net realized gain (loss) from:
       Investment transactions.........................................           135,034
       Foreign currency transactions (Note 7)..........................           (28,225)
    Change in unrealized appreciation/depreciation of:
       Investments ................................................               (546,658)
       Translation of assets and liabilities in foreign currencies.....             7,185

                            Net Realized and Unrealized Gain (Loss) on
                                    Investments and Foreign Currencies           (776,872)


                                 Net Increase (Decrease) in Net Assets
                                             Resulting from Operations          $(815,929)
(a)Period from April 26, 2000 (date operations commenced)
   through October 31, 2000.

   See accompanying notes.


Years Ended October 31, Except as Noted

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                 Principal
                                                                                    Principal                   International
                                                                                 European Equity              Emerging Markets
                                                                                   Fund, Inc.                    Fund, Inc.
                                                                                    2000(a)                  2000         1999(b)
    Operations
    Net investment income (operating loss)...........................               $ (38,811)             $ (418,952)   $  (89,427)
    Net realized gain (loss) from investment transactions and
       foreign currency transactions.................................                (230,511)              2,187,246      (498,427)
    Change in unrealized appreciation/depreciation of investments....                (539,105)             (3,173,351)    4,849,065

                               Net Increase (Decrease) in Net Assets
                                           Resulting from Operations                 (808,427)             (1,405,057)    4,261,247
    Dividends and Distributions to Shareholders From net investment income:
       Class A.......................................................                  --                      --           --
       Class B.......................................................                  --                      --           --
       Class C.......................................................                  --                      --           --
       Class R.......................................................                  --                      --           --
    Dividends in excess of net investment income:
       Class A.......................................................                  --                     (25,056)      --
       Class B.......................................................                  --                      --           --
       Class C.......................................................                  --                      --           --
       Class R.......................................................                  --                      (7,869)      --
    From net realized gain on investments:
       Class A.......................................................                  --                      --           --
       Class B.......................................................                  --                      --           --
       Class C.......................................................                  --                      --           --
       Class R.......................................................                  --                      --           --

                                   Total Dividends and Distributions                   --                     (32,925)      --
    Capital Share Transactions (Note 5)
    Shares sold:
       Class A.......................................................               2,576,227              12,493,426     5,344,227
       Class B.......................................................               1,472,073               2,502,588     1,240,621
       Class C.......................................................               1,292,283                 204,604       111,837
       Class R.......................................................               1,384,288               1,920,715     1,141,426
    Shares issued in reinvestment of dividends and distributions:
       Class A.......................................................                  --                      24,482       --
       Class B.......................................................                  --                      --           --
       Class C.......................................................                  --                      --           --
       Class R.......................................................                  --                       7,869       --
    Shares redeemed:
       Class A.......................................................                 (55,170)             (7,064,384)   (1,703,746)
       Class B.......................................................                    (167)             (1,102,892)     (508,592)
       Class C.......................................................                  --                     (16,061)      --
       Class R.......................................................                  (2,089)               (734,133)     (510,451)

                          Net Increase (Decrease) in Net Assets from
                                          Capital Share Transactions                6,667,445               8,236,214     5,115,322

                                          Total Increase (Decrease)                 5,859,018               6,798,232     9,376,569
    Net Assets
    Beginning of period..............................................                  --                  22,166,474    12,789,905

    End of period [including undistributed net investment income (loss)
       as set forth below]...........................................              $5,859,018             $28,964,706   $22,166,474



    Undistributed Net Investment Income (Loss).......................                $ 40,403                $(22,000)      --



STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                         Principal
                                                                                          Principal                    International
                                                                                        International                    SmallCap
                                                                                         Fund, Inc.                     Fund, Inc.

                                                                               2000          1999(b)          2000         1999(b)
    Operations
    Net investment income (operating loss)...........................       $7,324,634    $ 4,872,374     $(1,035,890)   $ (359,166)
    Net realized gain (loss) from investment transactions and
       foreign currency transactions.................................        32,761,431    49,666,886      10,183,396     4,501,772
    Change in unrealized appreciation/depreciation of investments....       (26,295,471)    3,344,196      (2,844,850)    8,794,601

                               Net Increase (Decrease) in Net Assets
                                           Resulting from Operations         13,790,594    57,883,456       6,302,656    12,937,205
    Dividends and Distributions to Shareholders From net investment income:
       Class A.......................................................        (8,902,215)   (3,969,273)         --            --
       Class B.......................................................          (913,278)     (251,681)         --            --
       Class C.......................................................            (6,309)      --               --            --
       Class R.......................................................          (428,383)      (86,216)         --            --
    Dividends in excess of net investment income:
       Class A.......................................................                --       --               --            --
       Class B.......................................................                --       --               --            --
       Class C.......................................................                --       --               --            --
       Class R.......................................................                --       --               --            --
    From net realized gain on investments:
       Class A.......................................................       (44,156,072)  (15,033,379)     (2,370,795)      (93,728)
       Class B.......................................................        (6,362,398)   (2,095,376)     (1,102,237)      (51,691)
       Class C.......................................................           (44,801)      --              (20,957)       --
       Class R.......................................................        (2,947,199)     (904,521)       (598,971)      (25,931)

                                   Total Dividends and Distributions        (63,760,655)  (22,340,446)     (4,092,960)     (171,350)
    Capital Share Transactions (Note 5)
    Shares sold:
       Class A.......................................................        82,369,195    86,190,514      32,385,361     9,483,933
       Class B.......................................................        11,002,678    11,341,699       8,689,777     2,071,973
       Class C.......................................................         1,163,693       185,888         711,579       124,696
       Class R.......................................................        13,035,534     6,962,176       5,601,145     1,131,774
    Shares issued in reinvestment of dividends and distributions:
       Class A.......................................................        52,348,535    18,683,449       1,752,908        93,541
       Class B.......................................................         7,193,604     2,317,119         639,532        51,577
       Class C.......................................................            36,063       --                9,365            --
       Class R.......................................................         3,376,384       994,480         143,898        26,009
    Shares redeemed:
       Class A.......................................................      (107,022,647)  (99,069,597)    (22,527,521)   (5,023,440)
       Class B.......................................................       (11,806,895)  (11,138,167)     (8,599,573)   (1,332,071)
       Class C.......................................................          (154,495)      --              (113,431)      (3,360)
       Class R.......................................................        (7,186,741)   (5,300,263)     (3,266,043)     (190,655)

                          Net Increase (Decrease) in Net Assets from
                                          Capital Share Transactions         44,354,908   (11,167,298)     15,426,997     6,433,977

                                          Total Increase (Decrease)          (5,615,153)  (46,710,308)     17,636,693    19,199,832
    Net Assets
    Beginning of period..............................................       408,882,643   362,172,335      40,867,074    21,667,242

    End of period [including undistributed net investment income (loss)
       as set forth below]...........................................      $403,267,490  $408,882,643     $58,503,767   $40,867,074



    Undistributed Net Investment Income (Loss).......................       $1,461,000   $4,476,869       $     --      $       --


STATEMENTS OF CHANGES IN NET ASSETS


                                                                                    Principal
                                                                                  Pacific Basin
                                                                                   Fund, Inc.
                                                                                     2000(a)
    Operations
    Net investment income (operating loss)...........................             $(39,057)
    Net realized gain (loss) from investment transactions and
       foreign currency transactions.................................              106,809
    Change in unrealized appreciation/depreciation of investments....             (883,681)

                               Net Increase (Decrease) in Net Assets
                                           Resulting from Operations              (815,929)
    Dividends and Distributions to Shareholders From net investment income:
       Class A.......................................................               --
       Class B.......................................................               --
       Class C.......................................................               --
       Class R.......................................................               --
    Dividends in excess of net investment income:
       Class A.......................................................               --
       Class B.......................................................               --
       Class C.......................................................               --
       Class R.......................................................               --
    From net realized gain on investments:
       Class A.......................................................               --
       Class B.......................................................               --
       Class C.......................................................               --
       Class R.......................................................               --

                                   Total Dividends and Distributions                --
    Capital Share Transactions (Note 5)
    Shares sold:
       Class A.......................................................            2,170,059
       Class B.......................................................            1,555,913
       Class C.......................................................            1,276,132
       Class R.......................................................            1,312,197
    Shares issued in reinvestment of dividends and distributions:
       Class A.......................................................               --
       Class B.......................................................               --
       Class C.......................................................               --
       Class R.......................................................               --
    Shares redeemed:
       Class A.......................................................              (52,875)
       Class B.......................................................               (5,558)
       Class C.......................................................               --
       Class R.......................................................               (4,815)

                          Net Increase (Decrease) in Net Assets from
                                          Capital Share Transactions             6,251,053

                                          Total Increase (Decrease)              5,435,124
    Net Assets
    Beginning of period..............................................               --

    End of period [including undistributed net investment income (loss)
       as set forth below]...........................................           $5,435,124



    Undistributed Net Investment Income (Loss).......................           $(5,404)

(a)Period from April 26, 2000 (date operations commenced) through
   October 31, 2000.
(b)Class C share  information is provided for the period from June 30, 1999
   (inception date of class) through October 31, 1999.

   See accompanying notes.



October 31, 2000

NOTES TO FINANCIAL STATEMENTS


Principal European Equity Fund, Inc.
Principal International SmallCap Fund, Inc.
Principal International Emerging Markets Fund, Inc.
Principal Pacific Basin Fund, Inc.
Principal International Fund, Inc.

Note 1 -- Significant Accounting Policies

Principal European Equity Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc. and Principal Pacific Basin Fund, Inc. (the "International Growth Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

On April 25, 2000, the initial purchase of 100,000 shares of each Class A, B, C and R of the Principal European Equity Fund, Inc. and Principal Pacific Basin Fund, Inc. was made by Principal Life Insurance Company. Effective May 1, 2000, Principal European Equity Fund, Inc. and Principal Pacific Basin Fund, Inc. began offering Class A, B, and C shares to the public and Class R shares to eligible purchasers.

On June 30, 1999, the initial purchases of Class C shares of the International Growth Funds were made by Principal Life Insurance Company. Effective June 30, 1999, the International Growth Funds began offering Class C shares to the public.

Class A shares generally are sold with an initial sales charge based on declining rates and certain purchases may be subject to a contingent deferred sales charge ("CDSC") upon redemption. Class B shares are sold without an initial sales charge, but are subject to a declining CDSC on certain redemptions made within six years of purchase. Class C shares are sold without an initial sales charge, but are subject to a CDSC on certain redemptions made within the first twelve months of purchase. Class R shares are sold without an initial sales charge and are not subject to a CDSC. Class B shares, Class C shares and Class R shares bear higher ongoing distribution fees than Class A shares. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), seven years after purchase. Class C shares do not convert into Class A shares. Class R shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), four years after purchase. All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by each of the International Growth Funds' respective Board of Directors. In addition, the Board of Directors of each fund declares separate dividends on each class of shares.

The International Growth Funds allocate daily all income, expenses (other than class-specific expenses), and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class. Class-specific expenses charged to each class during the periods ended October 31, 2000, which are included in the corresponding captions of the Statements of Operations, were as follows:

                                                     Distribution and                                Transfer and
                                                Shareholder Servicing Fees                      Administrative Services

                                          Class A   Class B    Class C    Class R      Class A    Class B    Class C    Class R

  Principal European Equity Fund, Inc.  $  2,310   $  5,857     $6,142   $  3,496     $  1,431    $ 1,043     $  569    $   795
  Principal International
   Emerging Markets Fund, Inc.            51,445     59,440      2,327     21,903       42,677     15,496        559      4,778
  Principal International Fund, Inc.     664,059    368,970      8,230    172,669      347,079     99,297      1,162     59,812
  Principal International
   SmallCap Fund, Inc.                    96,606    135,870      5,929     40,926      102,296     33,554      1,205    14,981
  Principal Pacific Basin Fund, Inc.       2,065      6,153      6,222      3,439          704        457        353       354

                                                     Registration Fees

                                         Class A   Class B    Class C    Class R
  Principal European Equity Fund, Inc.    $   365   $   361   $   241    $  327
  Principal International
   Emerging Markets Fund, Inc.              7,977     6,793    11,000     7,238
  Principal International Fund, Inc.       15,772    10,182     8,146     7,116
  Principal International
   SmallCap Fund, Inc.                     15,166    16,300    10,206     10,402
  Principal  Pacific Basin Fund, Inc.         504       491       491       457

The International Growth Funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities, preferred stocks and foreign securities, the investments are valued by using prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by each fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing net asset value per share are usually determined as of such times. Occasionally, events which affect the values of such securities and foreign currency exchange rates may occur between the times at which they are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of each fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by Principal Management Corporation (the "Manager") under procedures established and regularly reviewed by each fund's Board of Directors. To the extent each fund invests in foreign securities listed on foreign exchanges which trade on days on which the fund does not determine its net asset value, for example Saturdays and other customary national U.S. holidays, each fund's net asset value could be significantly affected on days when shareholders do not have access to the International Growth Funds.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the International Growth Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by each fund's Board of Directors as may occasionally be necessary.

The value of foreign securities in foreign currency amounts is expressed in U.S. dollars at the closing daily rate of exchange. The identified cost of the portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

The International Growth Funds record investment transactions generally one day after the trade date, except for short-term investment transactions, which are recorded generally on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The International Growth Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis.

Note 1 -- Significant Accounting Policies (Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses and sales of Passive Foreign Investment Companies. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Financial Accounting Standards Board recently approved the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide supercedes a previous version of the AICPA Audit and Accounting Guide for Investment
Companies and Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies. The Guide is effective for fiscal years beginning after December 15, 2000. Management of the International Growth Funds does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Note 2 -- Federal Income Taxes

No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes approximates that used for financial reporting purposes.

At October 31, 2000, the Principal European Equity Fund, Inc. had a net capital loss carryforward of approximately $310,000 which expires in 2008.

Note 3 -- Management Agreement and Transactions With Affiliates

The International Growth Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of each fund's average daily net assets. The annual rate used in this calculation for the International Growth Funds is as follows:


                                                                             Net Asset Value of Funds
                                                                                   (in millions)

                                                       First             Next             Next              Next              Over
                                                       $100              $100             $100              $100              $400

 Principal International Emerging Markets Fund, Inc.   1.25%            1.20%            1.15%             1.10%             1.05%
 Principal International Fund, Inc.*                   0.75              0.70             0.65              0.60              0.55
 Principal International SmallCap Fund, Inc.           1.20              1.15             1.10              1.05              1.00


* At the meeting of the shareholders of the Principal International Fund, Inc. held on November 2, 1999, the management fee schedule for this Fund was modified. The modification was effective as of January 1, 2000. The new management fee schedule for Principal International Fund, Inc. along with Principal European Equity Fund, Inc. and Principal Pacific Basin Fund Inc. is as follows:

                                                                               Net Asset Value of Funds
                                                                                     (in millions)

                                                     First             Next             Next              Next              Over
                                                     $250              $250             $250              $250             $1,000

   Principal European Equity Fund, Inc.              0.90%             0.85%            0.80%             0.75%             0.70%
   Principal International Fund, Inc.                0.85              0.80             0.75              0.70              0.65
   Principal Pacific Basin Fund, Inc.                1.10              1.05             1.00              0.95              0.90


The International Growth Funds also reimburse the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered. The Manager voluntarily waives a portion of its fee for certain of the International Growth Funds. The waivers are in amounts that maintain total operating expenses within certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class on an annualized basis during the reporting period. The amounts waived and the operating expense limits, which were maintained at or below that shown, are as follows:

                                                            Periods Ended                Expense
                                                          October 31, 2000                Limit

   Principal European Equity Fund, Inc.
       Class A                                                $ 8,650                     2.50%
       Class B                                                  7,135                     3.25
       Class C                                                  5,242                     3.25
       Class R                                                  4,389                     3.00

   Principal International Emerging Markets Fund, Inc.
       Class A                                                 20,727                     2.50%
       Class B                                                   --                       3.25
       Class C                                                 11,325                     3.25
       Class R                                                   --                       3.00

   Principal Pacific Basin Fund, Inc.
       Class A                                                  6,576                     2.50
       Class B                                                  9,372                     3.25
       Class C                                                  7,380                     3.25
       Class R                                                  5,719                     3.00



Note 3 -- Management Agreement and Transactions With Affiliates (Continued)

Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A, Class B and Class C share redemptions. The charge is based on declining rates which for Class A shares begin at .75%, Class B shares at 4.00%, and Class C shares at 1.00% of the lesser of the current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retains sales charges on sales of Class A shares based on declining rates which begin at 4.75% of the offering price. The aggregate amount of these charges retained, by fund, for the periods ended October 31, 2000, were as follows:


                                                                   Class A                    Class B                   Class C

   Principal European Equity Fund, Inc.                           $  18,178                  $      2                    $--
   Principal International Emerging Markets Fund, Inc.              158,387                    17,624                     135
   Principal International Fund, Inc.                               693,361                   174,643                     645
   Principal International SmallCap Fund, Inc.                      358,302                    34,460                     610
   Principal Pacific Basin Fund, Inc.                                13,897                       217                     --

No brokerage commissions were paid by the International Growth Funds to Princor Financial Services Corporation during the periods. Brokerage commissions were paid to other affiliates by the following funds:


                                                                  Periods Ended                  Year Ended
                                                                October 31, 2000              October 31, 1999

   Principal European Equity Fund, Inc.                            $  12,283                      $    --
   Principal International Emerging Markets Fund, Inc.                21,495                         13,818
   Principal International Fund, Inc.                                391,958                        232,934
   Principal International SmallCap Fund, Inc.                        55,180                         45,132
   Principal Pacific Basin Fund, Inc.                                  4,011                           --

The International Growth Funds bear distribution and shareholder servicing fees with respect to each class computed at an annual rate of the average daily net assets attributable to each class of each fund. The annual rate will not exceed the following limits:

                                                               Class A           Class B           Class C           Class R

   All International Growth Funds                                .25%              1.00%            1.00%              .75%

Distribution and shareholder servicing fees are paid to Princor Financial Services Corporation. A portion of the fees are subsequently remitted to retail dealers. Pursuant to the distribution agreements for Class A, Class B and Class R shares, fees that are unused by the principal underwriter at the end of the fiscal year are returned to the respective International Growth Funds which generated the excess.

At October 31, 2000, Principal Life Insurance Company, subsidiaries of Principal Life Insurance Company and benefit plans sponsored on behalf of Principal Life Insurance Company owned shares of the International Growth Funds as follows:

                                                               Class A           Class B           Class C           Class R

   Principal European Equity Fund, Inc.                         125,000          125,000          125,000           125,000
   Principal International Emerging Markets Fund, Inc.          389,365          300,000           11,186           300,501
   Principal International Fund, Inc.                        11,134,915            --              10,406              --
   Principal International SmallCap Fund, Inc.                    --               --               7,710           271,369
   Principal Pacific Basin Fund, Inc.                           125,000          125,000          125,000           125,000

Note 4 -- Investment Transactions

For the periods ended October 31, 2000, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the International Growth Funds were as follows:

                                                                            Purchases                             Sales

   Principal European Equity Fund,  Inc.                                  $   9,105,225                       $  2,581,269
   Principal International Emerging Markets Fund, Inc.                       41,572,208                         34,694,074
   Principal International Fund, Inc.                                       395,310,439                        435,916,175
   Principal International SmallCap Fund, Inc.                              192,656,833                        190,342,591
   Principal Pacific Basin Fund, Inc.                                         7,365,325                          1,329,949

At October 31, 2000, net unrealized appreciation (depreciation) of investments by the International Growth Funds was composed of the following:

                                                                                                                 Net Unrealized
                                                                                                                  Appreciation
                                                                         Gross Unrealized                        (Depreciation)
                                                          Appreciation                (Depreciation)             of Investments

   Principal European Equity Fund, Inc.                      $   154,453               $   (701,111)             $ (546,658)
   Principal International Emerging Markets Fund, Inc.         2,879,487                 (4,959,454)             (2,079,967)
   Principal International Fund, Inc.                         46,679,019                (28,243,364)             18,435,655
   Principal International SmallCap Fund, Inc.                 6,794,449                 (2,074,567)              4,719,882
   Principal Pacific Basin Fund, Inc.                            148,471                 (1,039,337)               (890,866)


At October 31, 2000, the International Growth Funds held the following securities which were purchased in private placement transactions and may require registration, or an exemption therefrom, in order to effect their sale in the ordinary course of business.

                                                                                                       Value at        Value as a
                                                                     Date of                          October 31,     Percentage of
                                 Security Description              Acquisition           Cost            2000          Net Assets

  Principal International      Agora SA GDR                         2/23/99            $ 50,166      $   98,787           .34%
  Emerging Markets Fund, Inc.                                       8/16/99              12,650          20,123           .07

                               Al-Ahram Beverages Co. ADR           8/21/97              28,050          28,160           .10
                                                                    11/6/98               4,404           3,840           .01
                                                                    12/14/98             36,400          35,840           .12
                                                                    3/19/99              54,485          43,520           .15
                                                                    4/1/99               43,335          34,560           .12
                                                                    6/8/99               29,000          25,600           .09
                                                                    8/19/99              30,250          25,600           .09
                                                                    8/20/99              15,550          12,800           .04
                                                                    10/25/99             20,300          17,920           .06
                                                                    1/3/00               16,000          10,240           .04
                                                                    1/17/00              22,780          12,800           .04
                                                                    2/16/00              36,450          23,040           .08
                                                                    6/6/00               18,350          12,800           .04
                                                                    8/22/00              18,315          14,080           .05

                               Ceske Radiokomunikace GDR            6/12/98              33,477          76,446           .26
                                                                    6/16/99              37,125          37,290           .13
                                                                    1/17/00              26,580          22,374           .08
                                                                    3/8/00               20,350          14,916           .05
                                                                    3/23/00              74,480          52,207           .18
Note 4 -- Investment Transactions (Continued)
  Principal International      Hindalco Industries Ltd. GDR         5/6/99             $ 66,884      $   57,998           .20%
  Emerging Markets Fund, Inc.                                       5/19/99              32,750          30,525           .11
  (Continued)                                                       6/3/99               52,870          51,893           .18
                                                                    2/15/00              37,500          22,894           .08
                                                                    3/31/00             104,811          88,523           .30
                                                                    6/6/00               21,360          18,315           .06

                               State Bank of India GDR              5/5/99               89,225          58,129           .20
                                                                    5/6/99                5,825           3,502           .01
                                                                    2/2/00               28,000          14,007           .05
                                                                    3/2/00               19,350           8,404           .03
                                                                    3/31/00              96,515          67,934           .23
                                                                    5/25/00              28,875          24,512           .08

                               Videsh Sanchar Nigam Ltd. GDR        1/13/98               5,675           3,687           .01
                                                                    6/5/98               19,800          13,275           .05
                                                                    7/30/98              10,875           7,375           .03
                                                                    9/28/98              16,687          11,063           .04
                                                                    2/11/99              54,575          43,512           .15
                                                                    5/20/99              35,850          22,126           .08
                                                                    1/17/00              28,080           8,850           .03
                                                                     2/2/00              28,875           7,375           .03
                                                                     3/1/00              74,575          14,013           .05
                                                                    3/28/00              41,207           9,587           .03
                                                                    4/18/00              54,990          19,175           .07

                                                                                                     $1,229,617          4.24%



  Principal Pacific
  Basin Fund, Inc.             Samsung Electronics GDR              5/30/00           $  46,350         $18,792           .35%
                               Reliance Industries Ltd. GDR         10/23/00             34,715          34,307           .63

                                                                                                        $53,099           .98%

The International  Growth Funds' investments are with various issuers in various
industries.   The   Schedules  of   Investments   contained   herein   summarize
concentrations of credit risk by issuer and industry.


Note 5 -- Capital Share Transactions

Transactions in Capital Shares by fund were as follows:

                                                                  Principal             Principal International      Principal
                                                               European Equity              Emerging Markets       International
                                                                   Fund, Inc.                 Fund, Inc.             Fund, Inc.

  Periods Ended October 31, 2000:
  Shares sold:
    Class A   .........................................             264,106                    1,141,632               8,446,419
    Class B   .........................................             148,752                      231,172               1,128,898
    Class C   .........................................             129,605                       18,685                 118,641
    Class R   .........................................             139,667                      177,121               1,350,621
  Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................                --                          2,282               5,592,768
    Class B  ..........................................                --                         --                     774,031
    Class C   .........................................                --                         --                       3,869
    Class R   .........................................                --                            734                 363,246
  Shares redeemed:
    Class A   .........................................              (6,088)                    (663,904)            (10,962,606)
    Class B   .........................................                 (19)                    (107,073)             (1,209,501)
    Class C   .........................................                --                         (1,552)                (16,843)
    Class R   .........................................                (234)                     (69,533)               (746,783)

                                          Net Increase              675,789                      729,564               4,842,760




Periods Ended October 31, 1999:
  Shares sold:
    Class A   .........................................                N/A                       667,274               9,027,584
    Class B   .........................................                N/A                       160,328               1,200,081
    Class C   .........................................                N/A                        12,613                  19,065
    Class R   .........................................                N/A                       157,952                 734,641
  Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................                N/A                        --                   2,098,559
    ...............................................Class B                                        N/A --
262,628
    Class C   .........................................                N/A                        --                        --
    Class R   .........................................                N/A                        --                     112,716
  Shares redeemed:
    Class A   .........................................                N/A                      (219,971)            (10,325,463)
    Class B   .........................................                N/A                       (65,736)             (1,172,425)
    Class C   .........................................                N/A                        --                        --
    Class R   .........................................                N/A                       (73,370)               (558,617)

                                          Net Increase                                           639,090               1,398,769


Note 5 -- Capital Share Transactions (Continued)

                                                            Principal International            Principal
                                                                   SmallCap                  Pacific Basin
                                                                   Fund, Inc.                 Fund, Inc.

  Periods Ended October 31, 2000:
  Shares sold:
    Class A   .........................................           1,630,160                      221,755
    Class B   .........................................             445,407                      157,123
    Class C   .........................................              37,577                      127,791
    Class R   .........................................             281,773                      131,719
  Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................             107,474                       --
    Class B  ..........................................              39,637                       --
    Class C   .........................................                 576                       --
    Class R   .........................................               8,796                       --
  Shares redeemed:
    Class A   .........................................          (1,142,271)                      (5,827)
    Class B   .........................................            (454,925)                        (635)
    Class C   .........................................              (5,735)                      --
    Class R   .........................................            (167,537)                        (521)

                                          Net Increase              780,932                      631,405



  Periods Ended October 31, 1999:
  Shares sold:
    Class A   .........................................             767,113                       N/A
    Class B   .........................................             167,457                       N/A
    Class C   .........................................               9,453                       N/A
    Class R   .........................................              84,990                       N/A
  Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................               9,098                       N/A
Class B  ..............................................               5,060                       N/A
    Class C   .........................................                --                         N/A
    Class R   .........................................               2,530                       N/A
  Shares redeemed:
    Class A   .........................................            (412,770)                      N/A
    Class B   .........................................            (113,345)                      N/A
    Class C   .........................................                (234)                      N/A
    Class R   .........................................             (16,099)                      N/A

                                          Net Increase              503,253

Note 6 -- Line of Credit

The International Growth Funds participate with other funds and portfolios managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the funds to borrow up to $75,000,000 collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund, based on its borrowings, at a rate equal to the Fed Funds Rate plus .50%. Additionally, a commitment fee is charged at the annual rate of .09% on the amount of the line of credit. The commitment fee is allocated among the participating funds and portfolios in proportion to their average net assets during each calendar quarter. At October 31, 2000, the International Growth Funds had no outstanding borrowings under the line of credit.

Note 7 -- Foreign Currency Contracts

At October 31, 2000, the International Growth Funds owned forward contracts to both purchase and sell foreign currencies at specified future dates at fixed exchange rates. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by each fund as an unrealized gain or loss. When the contract is closed, each fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

                                                                                                 Value At         Net Unrealized
                                        Foreign Currency      Contracts         In Exchange     October 31,        Appreciation
                                       Purchase Contracts    to Deliver             For            2000           (Depreciation)

  Principal European Equity Fund, Inc.Euro                     228,712          $193,048         $194,042           $   994
  Principal Pacific Basin Fund, Inc.  Hong Kong Dollar         389,525            50,000           49,995                (5)
                                      Indian Rupee             607,640            13,000           12,947               (53)
                                      Japanese Yen          76,005,523           715,311          701,992           (13,319)
                                      South Korean Won      30,605,500            27,000           26,866              (134)


                                                                                                 Value At         Net Unrealized
                                       Foreign Currency       Contracts         In Exchange     October 31,        Appreciation
                                        Sale Contracts       to Deliver             For            2000           (Depreciation)

 Principal European Equity Fund, Inc. Euro                     236,471          $206,065         $200,698           $ 5,367
 Principal Pacific Basin Fund, Inc.   Australian Dollar         20,000            10,451           10,363                88
                                      Hong Kong Dollar       2,107,263           270,441          270,557              (116)
                                      Indian Rupee           2,186,930            46,608           46,597                11
                                      Japanese Yen         104,130,523           979,038          960,404            18,635
                                      South Korean Won     116,190,730           103,855          101,989             1,866
                                      Taiwan Dollar            975,415            31,000           30,433               567


The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of each fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, each fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.



 PRINCIPAL EUROPEAN EQUITY FUND, INC.



                                         Shares
                                          Held          Value
Common Stocks (96.66%)

Advertising (1.96%)
   Aegis Group PLC                        50,367     $ 114,827

Aircraft & Parts (1.63%)
   British Aerospace                      16,695        95,274

Commercial Banks (10.75%)
   Barclays PLC                            5,737(a)    164,130
   Bbva (Bilb-Viz-Arg)                    10,033       133,512
   Credit Suisse Group                       477        89,400
   Deutsche Bank AG                          374        30,274
   Julius Baer Holdings Ltd.                  17        84,145
   Nordic Baltic Holding AB FDR            9,940        74,984
   Nordic Baltic Holding AB                7,093        53,093
                                                       629,538
Communications Equipment (2.33%)
   Telefonaktiebolaget Lm Ericsson,
     Class B Shares                       10,306       136,800

Communications Services, Nec (0.55%)
   Koninklijke Kpn NV                      1,584        32,044

Computer & Data Processing Services (3.92%)
   Aldata Solution                         2,339(a)     16,455
   Autonomy Corp. PLC                        188(a)      9,555
   Cell Network AB                           765         1,756
   GFT Technology AG                         338(a)     15,614
   Intershop Communications AG               405(a)     17,576
   KPNQwest NV                             1,280(a)     30,975
   Sap AG (Systeme, Anwendungen, Produkte
     In Der Datenverarbeitung)               522       102,427
   Telelogic AB                            3,037(a)     20,005
   Trader.com NV                           1,855(a)     15,629
                                                       229,992
Crude Petroleum & Natural Gas (3.23%)
   Total Fina Elf SA                       1,325       189,350

Dairy Products (2.36%)
   Danone                                    633        88,420
   Unilever PLC                            7,363(a)     49,931
                                                       138,351
Drugs (6.36%)
   Aventis SA                              2,241       161,455
   Pharmacia Corp.                         3,939       211,109

                                                       372,564
Drugs, Proprietaries & Sundries (4.77%)
   Glaxo Wellcome PLC                      9,717       279,521

Eating & Drinking Places (3.05%)
   Granada Compass PLC                    20,602(a)    178,447

Electric Services (2.32%)
   Union Electric Fenosa SA                7,361       135,952

Electronic Components &
Accessories (0.95%)
   ADVA AG NPV                               304(a)   $ 21,541
   Alcatel Optronics                         570(a)     33,868
                                                        55,409
Electronic Distribution Equipment (3.06%)
 Koninklijke (Royal) Philips Electronics NV  4,567     179,266

Fire, Marine & Casualty Insurance (1.46%)
   CGNU PLC                                6,245(a)     83,882
   Zurich Financial Services AG                4         1,935
                                                        85,817
Foreign Banks, Branches &
Agencies (2.39%)
   Unicredito Italiano SPA                27,566       140,190

Forest Products (0.24%)
   Stora Enso OYJ                          1,379        14,107

Holding Offices (2.08%)
   Fortis Nl                               3,985       121,597

Life Insurance (7.40%)
   Allianz AG                                420       141,222
   AXA                                     1,216       160,786
   ING Groep NV                            1,632       111,935
   Skandia Forsakrings AB                  1,168        19,759
                                                       433,702
Miscellaneous Apparel &
Accessories (1.34%)
   Gucci Group                               806        78,564

Miscellaneous Food Stores (2.28%)
   Tesco PLC                              34,984(a)    133,605

Miscellaneous Non-Durable Goods (1.75%)
   Diageo PLC                             10,862       102,759

Miscellaneous Wood Products (0.31%)
   Enso OY                                 1,764        18,092

Motion Picture Production &
Services (0.59%)
   Granada Media PLC                       6,000(a)     34,850

Motor Vehicles & Equipment (2.47%)
   Psa Peugeot Citroen SA                    522        96,011
   Valeo SA                                1,115        48,482
                                                       144,493
Newspapers (1.25%)
   Pearson PLC                             2,723        73,308

Oil & Gas Field Services (4.88%)
   Repsol YPF SA                             404(a)      6,410
   Royal Dutch Petroleum Co.               2,090       123,809
   Shell Transport & Trading Co.          19,346       155,912
                                                       286,131
Personnel Supply Services (2.03%)
   Adecco SA                                 172       118,902

Radio & Television Broadcasting (1.15%)
   Comptel PLC                             1,753     $  24,219
   Societe Television Francise 1             788        42,947
                                                        67,166
Research & Testing Services (0.58%)
   Oxford Glycosciences PLC                  921(a)     33,702

Sanitary Services (0.65%)
   Suez Lyonnaise Des Eaux SA                251        38,252

Search & Navigation Equipment (0.46%)
   Marconi PLC                             2,141(a)     27,048

Soap, Cleaners & Toilet Goods (1.03%)
   Beiersdorf AG                             605        60,459

Telephone Communication (15.08%)
   Deutsche Telekom AG                     2,099        78,370
   Elisa Communications OYJ                  513        14,218
   Energis PLC                             4,105        34,990
   Nokia OYJ                               4,727       194,280
   T.I.M. SPA                              9,322        79,171
   Telefonica SA                           4,720(a)     89,895
   Vodafone Group PLC                     94,245       392,427
                                                       883,351
Total Portfolio Investments (96.66%)                 5,663,430

Cash, receivables and other assets,
   net of liabilities (3.34%)                          195,588

                     Total Net Assets (100.00%)     $5,859,018


(a)   Non-income producing security - No dividend paid during the twelve months.

                      Principal European Equity Fund, Inc.
                             Investments by Country



                                                 Percentage of
    Country                      Value           Total Value


Finland                        $ 281,371            4.97%
France                           875,200           15.45
Germany                          467,483            8.25
Italy                            219,361            3.87
Netherlands                      678,190           11.98
Spain                            365,769            6.46
Sweden                           306,397            5.41
Switzerland                      294,382            5.20
United Kingdom                 1,964,168           34.68
United States                    211,109            3.73
               Total          $5,663,430          100.00%

PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.


                                         Shares
                                          Held          Value
Common Stocks (90.45%)

Advertising (0.80%)
   Cheil Communications, Inc.              3,630    $  232,958

Aircraft & Parts (1.05%)
   Embraer Aircraft Corp. ADR             10,490(a)    303,554

Beer, Wine & Distilled Beverages (1.71%)
   Hite Brewery Co. Ltd.                   9,341       417,984
   South African Breweries Ltd.           12,762       76,486
                                                       494,470
Beverages (4.27%)
   Al-Ahram Beverages Co. ADR             23,500(a)(b) 300,800
   Beijing Enterprises Holdings          150,000      136,554
   Fomento Economico Mexicano SA ADR      12,240       467,415
   Grupo Modelo SA de C.V.               124,200       330,933
                                                     1,235,702
Blast Furnace & Basic
Steel Products (1.14%)
   Pohang Iron & Steel Co. Ltd. ADR       14,100       222,956
   Tubos De Acero De Mexico SA ADR         7,100       107,991
                                                       330,947
Business Credit Institutions (0.60%)
   Cosco Pacific Ltd.                    230,000       172,520
Cable & Other Pay TV Services (0.70%)
   Ceske Radiokomunikace GDR               5,450(a)(b) 203,233
Cement, Hydraulic (0.65%)
   Uniao De Bancos Brasileiros GDR         7,500       189,375
Combination Utility Services (0.70%)
   Tenaga Nasional Berhad                 63,000       203,948
Commercial Banks (9.12%)
   Alpha Bank SA                           9,200       339,315
   Bank Hapoalim Ltd.                     56,880       143,923
   Bank Sinopac                          524,618(a)    218,044
   BOE Ltd.                              143,200(a)     72,940
   Commercial Bank of Greece               3,900       174,156
   Grupo Financiero Banamex              293,400(a)    455,573
   H&CB GDR                               16,390       394,080
   Malayan Banking Berhad                 35,000(a)    140,018
   OTP Bank Rt.                            3,500       162,144
   Overseas Union Bank Ltd.               42,442       205,501
   Shinhan Bank                           16,000       160,352
   State Bank of India GDR                25,200(b)    176,488
                                                     2,642,534
Communications Equipment (2.11%)
   Comverse Technology, Inc.               2,890(a)    322,957
   Netas Northern Electric
     Telekomunikasyon AS               2,254,000       287,192
                                                       610,149
Communications Services, NEC (0.83%)
   Korea Telecom Corp. ADR                 6,500    $  239,688

Computer & Data Processing
Services (5.12%)
   Breezecom Ltd.                          3,528(a)     65,488
   Check Point Software Technologies Ltd.  4,800(a)    760,200
   Datatec Ltd.                           30,800(a)    193,964
   Infosys Technologies Ltd.               2,600       398,002
   Silverline Technologies Ltd. - ADR      4,300(a)     63,963
                                                     1,481,617
Computer & Office Equipment (2.65%)
   Asustek Computer, Inc.                 28,280       140,697
   Compal Electronics, Inc.               92,385       140,743
   M-Systems Flash Disk Pioneer Ltd.      11,537(a)    286,983
   Orbotech Ltd. ADR                       3,750(a)    198,516
                                                       766,939
Concrete, Gypsum & Plaster
Products (0.62%)
   Cemex SA CPO                           42,554       178,749

Consumer Products (0.93%)
   British American Tobacco
     Australasia Ltd.                     29,600      270,720

Crude Petroleum & Natural Gas (0.98%)
   Lukoil Holding - ADR                    5,300(a)    283,020

Deep Sea Domestic Transportation of
Freight (0.37%)
   China Shipping Development `H' CNY1   694,000(a)    105,892

Department Stores (0.86%)
   Wal-Mart De Mexico SA De CV           103,500(a)    249,281

Drugs (0.82%)
   Ranbaxy Laboratories Ltd. GDR           2,100        36,487
   Teva Pharmaceutical ADR                 3,400       201,025
                                                       237,512
Electric Lighting and Wiring
Equipment (0.25%)
   LG Cable & Machinery                    5,300        71,288

Electric Services (3.94%)
   Companhia Paranaense De Enersis ADR    50,000       453,125
    Korean Electric Power ADR             35,700      435,094
    Rao Unified Energy Systems ADR        20,000(a)   253,000
                                                    1,141,219
Electronic Components &
Accessories (6.97%)
   Ambit Microsystems Corp.               30,656       142,097
   Ase Test Ltd.                          13,500(a)    208,406
   Hon Hai Precision Industry Co., Ltd.   25,000       130,558
   Procomp Informatics Co., Ltd.             860(a)      3,083
   Samsung Electronics                     4,050       507,363
   Taiwan Semiconductor
     Manufacturing Co., Ltd.             204,640(a)    619,719
   United Microelectronics Corp.         188,800(a)    332,548
   Winbond Electronics Corp.              78,000(a)     75,443
                                                     2,019,217
Electronic Distribution Equipment (0.26%)
   Reltek Semiconductor Corp.             20,000        74,472

Family Clothing Stores (0.54%)
   Giordano International Ltd.           266,000    $  156,037

Fire, Marine & Casualty Insurance (1.48%)
   Aksigorta AS                       21,690,000       428,837

Foreign Banks, Branches &
Agencies (1.10%)
   Yapi Ve Kredi Bankasi AS           36,931,360(a)    319,114

Furniture & Home
Furnishing Stores (1.21%)
   Grupo Elecktra SA CPO                 203,000       209,995
   Profurn Ltd.                         288,100(a)     141,029
                                                       351,024
Gasoline Service Stations (1.95%)
   Petroleo Brasileiro ADR                8,400(a)     244,125
   President Chain Store Corp.          112,456        319,705
                                                       563,830
Glass & Glassware, Pressed or
Blown (0.69%)
   Hankuk Electric Glass Co., Ltd.         3,180       201,283

Holding Offices (0.55%)
   The India Fund, Inc. ADR               14,800(a)    158,175

Hotels & Motels (0.33%)
   Resorts World Berhad                   55,000        96,263

Medical & Dental Laboratories (1.23%)
   Ranbaxy Laboratories Ltd.              25,000(a)    356,572

Metal Mining Services (0.63%)
   Compahia Vale Do Rio Doce               7,897       182,072

Miscellaneous Electrical Equipment &
Supplies (0.31%)
   Camtek Ltd.                            11,222(a)     89,776

Miscellaneous Investing (1.21%)
   Banco Latino Americano De
     Exportaciones (Bladex) ADR            8,246       206,665
   Johnnic Holdings Ltd.                  12,700      144,499
                                                      351,164
Miscellaneous Metal Ores (0.95%)
   Anglo Amer Platnum                      7,090       276,527

Miscellaneous Textile Goods (0.94%)
   Esprit Holdings Ltd.                  316,000(a)    271,467

Newspapers (0.71%)
   Agora SA GDR                            6,500(a)(b) 118,910
   New Straits Times Press Berhad         58,000(a)    87,011
                                                       205,921
Oil & Gas Field Services (1.99%)
   Gulf Indonesia Resources Ltd. ADR      19,300(a)    209,889
   Surgutneftegaz ADR                     28,440       365,454
                                                       575,343
Paper & Paper Products (0.70%)
   Aracruz Celulose SA ADR                13,600       204,000

Paper Mills (0.82%)
   Sappi Ltd.                             23,500(a) $  161,050
   Sappi Ltd. ADR                         11,100        77,700
                                                       238,750
Petroleum Refining (1.77%)
   Sasol Ltd.                             66,900(a)    512,472

Primary Non-Ferrous Metals (0.93%)
   Hindalco Industries Ltd. GDR           17,700(b)    270,148

Producers, Orchestras &
Entertainers (1.51%)
   Corporacion Interamericana De
     Entretenimiento SA, Class B          98,040(a)    437,431

Radio & Television Broadcasting (1.19%)
   Grupo Televisa SA GDR                   6,384(a)    345,534

Real Estate Agents & Managers (1.38%)
   Amoy Properties                        87,000(a)     79,202
   Cheung Kong                            29,000(a)    320,710
                                                       399,912
Real Estate Operators & Lessors (0.85%)
   Hong Kong Land Holdings Ltd.          111,000       205,350
   SM Prime Holdings, Inc.               511,800       40,025
                                                      245,375
Retail Stores, NEC (1.00%)
   Cia Brasileira De Distribuicao Acucar GDR8,120      289,275

Security & Commodity Exchanges (0.67%)
   Hong Kong Exchanges & Clearing Ltd.   112,000       195,305

Telegraph & Other
Communications (0.24%)
   Advanced Info Service Public Co. Ltd.   8,600(a)     70,781

Telephone Communication (14.08%)
   Carso Global Telecom, Class A1         35,600(a)     79,791
   China Mobile Ltd.                      88,500(a)    570,210
   China Unicom - ADR                     13,300(a)    272,650
   Compania Anonima Telefonos De
     Venezuela ADR                        10,700       203,300
   Cosmote Mobile Communication           10,000(a)     75,112
   Digi Com Berhad                        44,000(a)     66,009
   Embratel Participacoes SA          15,824,900       201,500
   Embratel Participacoes SA ADR          14,300       231,481
   Global Tele-systems Ltd.                6,000       135,533
   Hellenic Telecom Organization SA ADR   30,000       262,500
   Hellenic Telecommunication             15,611       272,106
   Matav Tavkozlesi Rt. ADR                6,230       146,405
   Partner Communications Co. Ltd. ADR    22,150(a)    132,900
   SK Telecom Co. Ltd. ADR                 5,298       132,781
   Telefonos De Mexico SA ADR             17,100       922,333
   Tele Norte Leste
     Participacoes SA (Telemar)       12,900,000       212,250
   Videsh Sanchar Nigamn Ltd. GDR         21,700(a)(b) 160,038
                                                     4,076,899
Variety Stores (0.74%)
   Hutchison Whampoa Ltd.                 17,200    $  213,371

Vocational Schools (1.30%)
   NIIT Ltd.                              11,170       375,633
                          Total Common Stocks       26,197,295

Preferred Stocks (4.12%)

Beverages (0.50%)
   Quilmes Industrial Quines SA ADR       17,600       145,200

Commercial Banks (1.03%)
   Banco Itau SA                       3,828,000       297,870

Gasoline Service Stations (0.61%)
   Petroleo Brasileiro SA                  6,700       177,681

Telephone Communication (1.98%)
   Tele Celular Sul Participacoes SA ADR   5,700       143,569
   Tele Norte Leste Participacoes ADR     19,444       430,202
                                                       573,771
                        Total Preferred Stocks       1,194,522

                                       Principal
                                         Amount         Value


Commercial Paper (2.61%)
Business Credit Institutions (2.61%)
   General Electric Capital Corp.;
     6.65%; 11/01/2000                  $755,000      $755,000


                         Total Commercial Paper        755,000

            Total Portfolio Investments (97.18%)    28,146,817

Cash, receivables and other assets,
   net of liabilities (2.82%)                          817,889


                      Total Net Assets (100.00%)    $28,964,706



(a) Non-income producing security - No dividend paid during the past twelve months.
(b)  Restricted security - See Note 4 to the financial statements.

              Principal International Emerging Markets Fund, Inc.
                             Investments by Country




                                                Percentage of
    Country                      Value           Total Value


Argentina                     $  145,200            0.52%
Brazil                         3,270,804           11.62
China                            378,542            1.34
Czech Republic                   203,233            0.72
Egypt                            300,800            1.07
Greece                         1,123,189            3.99
Hong Kong                      2,320,726            8.25
Hungary                          308,549            1.10
India                          2,131,039            7.57
Indonesia                        209,889            0.75
Israel                         1,849,297            6.57
Korea, Republic of             3,015,827           10.71
Malaysia                         863,969            3.07
Mexico                          3,785,026          13.45
Panama                           206,665            0.73
Philippines                       40,025            0.14
Poland                           118,910            0.42
Russia                           901,474            3.20
Singapore                        205,501            0.73
South Africa                   1,656,677            5.89
Taiwan, Province of China      2,405,515            8.55
Thailand                          70,781            0.25
Turkey                         1,035,143            3.68
United States                  1,396,746            4.96
Venezuela                        203,300            0.72


               Total         $28,146,817          100.00%




PRINCIPAL INTERNATIONAL FUND, INC.


                                         Shares
                                          Held          Value


Common Stocks (92.53%)
Advertising (1.30%)
   WPP Group PLC                         389,005(a) $5,233,565

Aircraft & Parts (0.64%)
   Rolls-Royce PLC                       987,830(a)  2,585,559
Cable & Other Pay TV Services (0.94%)
   United Pan-Europe Communications NV   216,539(a)  3,790,069

Combination Utility Services (3.07%)
   Alcatel Alsthom                       167,150    10,186,529
Vivendi Environnement                     58,529(a)  2,182,804
                                                    12,369,333
Commercial Banks (9.22%)
   Bank of Ireland                      235,555      1,786,925
BNP Paribas                              71,156      6,127,682
Deutsche Bank AG                         54,000      4,371,073
Dresdner Bank AG                        142,420      5,752,079
Nordic Baltic Holding AB              1,008,310      7,547,460
Royal Bank of Canada Montreal, Quebec    85,100      2,691,352
San Paolo-Imi SPA                       324,400      5,251,764
Sanwa Bank Ltd.                         410,000      3,642,275
                                                    37,170,610
Communications Equipment (3.41%)
   Canon, Inc.                            48,000     1,903,471
Ericsson Lm, Class B                     342,370     4,544,571
Nortel Networks Corp.                     30,350     1,373,190
Nortel Networks Corp.                    41,573      1,891,572
Siemens AG                               25,131      3,195,155
Sony Corp.                               10,800        862,497
                                                    13,770,456
Communications Services, NEC (0.56%)
   Koninklijke KPN NV                     64,657     1,308,153
Korea Telecom Corp. ADR                   25,800       951,375
                                                     2,259,528
Computer & Data Processing
Services (1.08%)
   Cap Gemini SA                          10,250     1,633,325
   Misys PLC                             261,198(a)  2,723,274
                                                     4,356,599
Computer & Office Equipment (1.98%)
   NEC Corp.                             165,000     3,143,145
Orbotech Ltd. ADR                         48,631(a)  2,574,404
Toshiba Corp.                            316,000(a)  2,257,350
                                                     7,974,899
Concrete, Gypsum & Plaster
Products (1.55%)
   Lafarge SA                             84,800     6,253,254

Consumer Products (0.50%)
   Swedish Match Co.                     589,565     2,018,233

Crude Petroleum & Natural Gas (2.68%)
   Total Fina Elf                         75,571    10,799,501

Dairy Products (1.97%)
   Koninklijke Numico NV                  77,277   $ 3,609,049
   Unilever NV                            42,200(a)  2,113,931
   Unilever PLC                          329,070(a)  2,231,527
                                                     7,954,507
Department Stores (1.24%)
   Metro AG                              124,700     5,020,547

Drugs (7.14%)
   Aventis SA                            143,541    10,341,555
Novartis AG                                5,521     8,373,223
Rhodia, Inc. SA                          165,100     2,062,697
Schering AG                               84,000(a)  4,663,495
Takeda Chemical Industries                51,000     3,358,275
                                                    28,799,245
Drugs, Proprietaries & Sundries (2.18%)
   Glaxo Wellcome PLC                    305,540     8,789,205
Electric Services (0.49%)
   Scottish and Southern Energy PLC      119,225(a)    992,017
   Scottish Power PLC                    130,301(a)    979,163
                                                     1,971,180
Electrical Goods (0.81%)
   Matsushita Electrical
     Industrial Co., Inc.               112,000(a)   3,251,580

Electronic Components &
Accessories (0.19%)
   Samsung Electronics                     6,160       771,692

Electronic Distribution Equipment (1.91%)
   Koninklijke Philips Electronics NV 196,124 7,698,329 Family Clothing Stores (0.56%)
   Fast Retailing Co. Ltd.                 9,200(a)  2,262,295
Fire, Marine & Casualty Insurance (7.60%)
   Muenchener Rueckversicherungs
     Gesellschaft AG                      37,200    11,524,478
   Ras SPA                               335,900     4,404,446
   Royal & Sun Alliance
     Insurance Group PLC                 663,600     4,724,121
   Zurich Financial Services AG           20,697    10,014,204
                                                    30,667,249
Foreign Bank & Branches &
Agencies (1.44%)
   Ubs AG                                 41,937     5,807,464

Gas Production & Distribution (1.37%)
   BG Group PLC                          535,883     2,157,439
   Lattice Group PLC                     535,883(a)  1,143,890
   OMV AG                                 32,610     2,210,113
                                                     5,511,442
Groceries & Related Products (0.71%)
   Koninklijke Ahold NV                   98,237     2,850,184

Heavy Construction, Except
Highway (1.17%)
   Vivendi SA                             65,900     4,731,074

Holding Offices (0.77%)
   Fortis NV                             102,064     3,114,340

Industrial Inorganic Chemicals (0.99%)
   Akzo Nobel NV                          87,957(a)  3,999,734

Investment Offices (1.83%)
   Amvescap PLC                          328,410(a) $7,391,713

Life Insurance (5.44%)
   AXA                                    72,078     9,530,557
   ING Groep NV                          180,666    12,391,482
                                                    21,922,039
Miscellaneous Business Services (1.24%)
   Brisa-Auto Estradas De Portugal SA    650,000     5,019,063

Miscellaneous Food Stores (0.16%)
   Tesco PLC                             169,000       645,416

Miscellaneous Investing (1.66%)
   Investor AB, Class B                  506,600     6,673,976

Miscellaneous Non-Durable Goods (2.22%)
   Diageo PLC                            946,639     8,955,624

Newspapers (2.36%)
   News Corp. Ltd. ADR                   124,824     5,367,432
   United News & Media PLC               329,923     4,144,057
                                                     9,511,489
Non-Ferrous Rolling & Drawing (0.33%)
   Furukawa  Electric Co. Ltd.            50,000(a)  1,314,223

Oil & Gas Field Services (0.27%)
   Petroleum Geo-Services ASA             78,584(a)  1,081,565

Paperboard Containers & Boxes (1.17%)
   Ubuhrmann NV                          172,260     4,701,444

Petroleum & Petroleum Products (0.95%)
   E.on AG                                75,900     3,834,237

Petroleum Refining (2.47%)
   BP Amoco PLC                        1,174,159     9,965,715

Radio & Television Broadcasting (0.57%)
   Carlton Communications PLC            283,578(a)  2,283,343

Railroads (0.38%)
   East Japan Railway Co.                    266(a)  1,527,448

Sanitary Services (0.99%)
   Usuez Lyonnaise Des Eaux SA             26,200    3,992,840

Search & Navigation Equipment (0.88%)
   Marconi PLC                           280,726(a)  3,546,492

Security Brokers & Dealers (1.40%)
   Inikko Securities Co. Ltd.            356,000     3,071,270
   Onomura Securities Co. Ltd.           122,000     2,586,592
                                                     5,657,862
Soap, Cleaners & Toilet Goods (1.10%)
   Reckitt Benckiser PLC                 336,662(a)  4,436,472

Sugar & Confectionary Products (1.47%)
   Nestle                                  2,861(a)  5,926,986

Telephone Communication (8.17%)
   British Telecommunications PLC ADR    276,400     3,242,996
   Cable & Wireless PLC                  201,600(a)  2,863,033
   Colt Telecom Group PLC                 79,538(a)  2,532,855
   Hellenic Telecom Organization SA ADR  104,300     $ 912,625
   NTT Docomo, Inc.                          356     3,237,549
   NTT Docomo, Inc.                          106     2,611,411
   Nokia Corp. ADR, Class A               92,500     3,954,375
   Telefonica, SA                        151,300(a)  2,881,595
   Vodafone Airtouch PLC               2,571,717    10,708,377
                                                    32,944,816
                         Total Common Stocks       373,114,436

                                       Principal
                                         Amount         Value
Commercial Paper (6.98%)
Business Credit Institutions (4.12%)
   General Electric Capital Corp.;
     6.65%; 11/1/2000                $16,605,000   $16,605,000

Commercial Banks (2.86%)
   Citicorp;
     6.52%; 11/3/2000                 11,550,000    11,545,816

                        Total Commercial Paper      28,150,816


            Total Portfolio Investments (99.51%)   401,265,252
Cash, receivables and other assets,
   net of liabilities (0.49%)                        2,002,238
                     Total Net Assets (100.00%)   $403,267,490



(a) Non-income producing security - No dividend paid during the past twelve months.

                       Principal International Fund, Inc.
                             Investments by Country



                                                 Percentage of
    Country                      Value           Total Value


Australia                    $ 5,367,432            1.34%
Austria                        2,210,113            0.55
Canada                         4,064,542            1.01
Finland                        3,954,375            0.98
France                        67,841,818           16.91
Germany                       38,361,065            9.56
Greece                           912,625            0.23
Israel                         2,574,404            0.64
Italy                          9,656,209            2.40
Japan                         35,029,380            8.73
Korea, Republic of             1,723,067            0.43
Netherlands                   45,576,716           11.36
Norway                         1,081,565            0.27
Portugal                       5,019,063            1.25
Spain                          2,881,595            0.72
Sweden                        20,784,239            5.18
Switzerland                   30,121,877            7.51
United Kingdom                94,062,779           23.44
United States                 30,042,388            7.49
             Total         $ 401,265,252          100.00%



PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.


                                         Shares
                                          Held          Value
Common Stocks (84.61%)
Advertising (0.94%)
   Mosaic Group, Inc.                     73,114(a) $  550,544

Agricultural Chemicals (1.44%)
   Zeltia SA                              46,800(a)    845,318

Air Transportation, Scheduled (1.24%)
   Ryanair Holdings PLC ADR               12,070(a)    486,572
   West Jet Airlines Ltd.                 14,550       236,270
                                                       722,842
Cogeneration - Small Power Producer (0.65%)
   Energiekontor AG                          700(a)     64,138
   Umweltkontor Rennewable Energy AG       5,210(a)    315,744
                                                       379,882
Commercial Banks (0.77%)
   HKCB Bank Holding Co., Ltd.         1,794,000       448,552

Commercial Printing (1.53%)
   Creo Products, Inc.                    29,175(a)    895,308

Communications Equipment (3.47%)
   Elcoteq Network Corp., Class A         32,950     1,122,722
   Eltek ASA                              12,050       452,190
   Highwave
   Optical Technology                      2,970(a)    452,875
                                                     2,027,787
Communications Services, Nec (1.94%)
   Eyretel PLC                           395,300(a)  1,136,551

Computer & Data Processing
Services (13.77%)
   AIT Group PLC                          11,605       286,478
   Articon Integralis AG                   7,300(a)    499,948
   Biodata Information Technology AG       1,190(a)    258,213
   C.REL                                  70,000        97,847
   Certicom Corp.                          8,580       283,709
   Computershare Ltd.                    141,262(a)    611,193
   Computershare Warrants                 39,080        21,870
   Data Advantage Ltd.                   204,500       572,207
   Diagonal PLC                           93,245       358,813
   GrenkeLeasing AG                       15,600(a)    409,899
   I-data International A/S                3,080(a)    329,722
   LPKF Laser & Electronics                3,880       144,702
   MaxxCom, Inc.                          89,000       611,890
   Morse Holdings PLC                    119,800(a)  1,008,978
   Orchestream Holdings Ltd.              79,400(a)    643,645
   Oridion Systems Ltd.                   14,670(a)    642,904
   Tele Atlas BV                          25,500(a)    512,247
   Telindus Group NV                       4,500(a)         38
   Thiel Logistik AG                       5,113(a)    767,079
                                                     8,061,382
Computer & Office Equipment (2.47%)
   M-Systems Flash Disk Pioneer Ltd.      21,595(a)    537,176
   Venture Mfg. Ltd.                      94,000       910,282
                                                     1,447,458
Construction & Related Machinery (2.05%)
   Palfinger AG                           14,200    $  421,859
   Pinguely-Haulotte                      36,011       778,334
                                                     1,200,193
Credit Reporting & Collection (0.69%)
   Baycorp Holdings Ltd.                  86,000       402,731

Crushed & Broken Stone (0.54%)
   Brandrill Limited NPV                 290,787       317,924

Deep Sea Foreign Transportation of
Freight (1.01%)
   Frontline Ltd.                         35,900(a)    590,601

Drugs (3.33%)
   CSL Ltd.                               20,670       367,561
   FH Faulding & Co., Ltd.               119,600       632,118
   Genmab A/S                             23,600(a)    620,859
   Hisamitsu Pharmaceutical Co., Ltd.     17,000       323,839
   Perbio Science                            580(a)       5875
                                                     1,950,252
Electric Services (1.75%)
   Energy Developments Ltd.               49,579       318,556
   Vestas Wind Systems AS                 13,000       703,244
                                                     1,021,800
Electrical Industrial Apparatus (2.78%)
   Egide S.A.                                570(a)    309,204
   Kontron Embedded Computer AG            4,060(a)    435,319
   Leica Goesystems AG                     3,110(a)    882,105
                                                     1,626,628
Electrical Work (1.25%)
   Bracknell Corp.                       107,570       732,518

Electronic Components &
Accessories (5.86%)
   Arc International PLC                  55,260(a)    270,821
   Chloride Group PLC                    257,100       765,337
   C-MAC Industries, Inc.                 16,800       946,023
   ELMOS Semiconductor AG                  1,330        43,965
   JIT Holdings Ltd.                     208,000       492,898
   Micronic Laser Systems AB              14,500(a)    431,251
   Parthus Technologies PLC               68,000(a)    233,033
SOITEC                                    11,010(a)    249,166
                                                     3,432,494
Electronic Distribution Equipment (0.58%)
   Austria Technologie & Systemtechnik AG 12,000       340,735

Engineering & Architectural Services (0.49%)
   Fugro NV                                 4,85       285,970

Engines & Turbines (1.06%)
   Grupo Auxiliar Metalurgico, S.A.        3,700(a)     68,148
   NEG Micon                              10,600(a)    549,271
                                                       617,419
Fabricated Rubber Products, NEC (0.28%)
   Nok Corp.                              17,000       162,231

Family Clothing Stores (0.30%)
   Giordano International Ltd.           298,000       174,809

Glass & Glassware, Pressed or
Blown (0.07%)
   Hankuk Electric Glass Co., Ltd.           680        43,042

Grain Mill Products (0.65%)
   Nutreco Holding NV                      8,780    $  378,050

Health & Allied Services, NEC (0.82%)
   Lion Bioscience AG                      2,650(a)    206,420
   Medisys PLC                           128,528(a)    275,288
                                                       481,708
Heavy Construction, Except
Highway (0.35%)
   Groupo Dragados                        21,000       203,805

Industrial Machinery, NEC (0.34%)
   CKD Corp.                              27,000       197,326

Investment Offices (0.73%)
   C.I. Fund Management Inc.              20,400       425,435

Life Insurance (1.29%)
   Industrial Alliance Life Insurance Co. 34,200       755,777

Management & Public Relations (0.79%)
   D. Logistics AG                         6,570(a)    462,205

Medical & Dental Laboratories (2.53%)
   Card Guard Scientific Survival, Ltd.   12,830(a)    772,404
   Unilabs AG                              1,060       709,188
                                                     1,481,592
Medical Instruments & Supplies (3.14%)
   Cochlear Ltd.                          38,700       543,434
   Medical Imaging Australasia Ltd.       93,200        72,439
   Resmed, Inc.                          193,390(a)    519,076
   Tecan Group AG                            660       708,420
                                                     1,843,369
Miscellaneous Amusement, Recreation
Service (0.15%)
   Aristocrat Leisure Ltd.                28,044        87,624

Miscellaneous Apparel &
Accessories (0.52%)
   Billabong International Ltd.         141,3000(a)    302,384

Miscellaneous Business Services (0.19%)
   GFK AG                                  2,930       111,880

Miscellaneous Electrical Equipment &
Supplies (1.32%)
   Camtek Ltd.                            28,641(a)    229,128
   Kaba Holding AG, Class B                  324       436,966
Miyachi Technos Corp.                      1,800       106,328
                                                       772,422
Miscellaneous Equipment Rental &
Leasing (0.94%)
   Ashtead Group PLC                     190,400       326,247
   LVL Medical SA                         3,969        222,032
                                                       548,279
Miscellaneous Investing (0.80%)
   BTG PLC                                18,500(a)    468,439

Miscellaneous Plastics
Products, NEC (0.21%)
   EIMO OYJ                               20,370       121,723

Miscellaneous Primary Metal
Products (0.00%)
   YBM Magnex International, Inc.         28,300    $      185

Miscellaneous Shopping Goods
Stores (0.88%)
   Electronics Boutique PLC              570,688       513,792

Motion Picture Production &
Services (1.46%)
   Expand                                  2,237       161,167
   Hit Entertainment PLC                 102,400       691,434
                                                       852,601
Motor Vehicles & Equipment (1.47%)
   Torotrak PLC                          135,300(a)    858,571

Non-Ferrous Rolling & Drawing (0.59%)
   Mitsubishi Cable Industries, Ltd.      38,000       123,198
   Volex Group PLC                         7,100       222,179
                                                       345,377
Nonresidential Building
Construction (0.92%)
   JGC Corp.                              26,000       162,158
   Vinci                                   7,512       377,255
                                                       539,413
Office Furniture (1.11%)
   Corporate Express Australia           144,546       647,871

Offices & Clinics Of Medical
Doctors (0.62%)
   Quality Healthcare Asia Ltd.          591,500(a)    136,516
   Rhon-Klinikum AG                        2,488       135,281
   Rhon-Klinikum AG-Vorzugsakt             1,690        91,820
                                                       363,617
Oil & Gas Field Services (2.42%)
   Bouygues Offshore SA                    5,870       288,574
   Cie Generale De Geophysique             3,740(a)    229,827
   Coflexip SA                             3,900       451,220
   TGS Nopec Geophysical Co. ASA          35,050(a)    444,712
                                                     1,414,333
Periodicals (0.80%)
   Informa Group PLC                      42,700       466,586

Personnel Supply Services (1.82%)
   Creyf's NV                             13,600       351,008
   Proffice AB, Class B                   11,800       388,634
Unique International NV                   16,051       326,516
                                                     1,066,158
Photographic Equipment &
Supplies (0.20%)
   Gretag Imaging Holding                    660       118,559

Plumbing & Heating,
Except Electric (0.05%)
   Aalberts Industries NV                  1,154        26,899

Real Estate Agents & Managers (1.31%)
   Regus PLC                             168,600(a)    763,852

Refrigeration & Service Machinery (0.77%)
   Jenoptik AG                            10,100       279,937
Wedeco AB Water Technology                 4,600(a)    171,164
                                                       451,101
Research & Testing Services (1.37%)
   Cambridge Antibody Technology Group    12,881(a) $  799,618

Security Brokers & Dealers (1.23%)
   Kempen & Co. NV                         4,100       251,949
O.S.K. Holdings Berhad    666      317
Van Der Moolen Holdings NV                 5,780       466,642
                                                       718,908
Ship & Boat Building and
Repairing (0.01%)
   Ferretti S.P.A.                         2,200(a)      8,160

Special Industry Machinery (0.78%)
   Muehlbauer Holding AG & Co.             1,700       150,288
   Sez Holding AG                            525      305,116
                                                       455,404
Textile Finishing, Except Wool (0.68%)
   Technotrans AG                          3,079       399,293

Trucking & Courier Services, Except
Air (1.09%)
   Mayne Nickless Ltd.                   239,345       634,981


                          Total Common Stocks       49,502,268

                                         Principal
                                         Amount         Value


Commercial Paper (11.51%)
Business Credit Institutions (6.28%)
   American Express Credit Corp.
     6.53%; 11/06/2000                 $ 730,000    $  729,338
   General Electric Capital Corp.
     6.65%; 11/01/2000                 2,940,000     2,940,000
                                                     3,669,338
Commercial Banks (2.62%)
   Citicorp
     6.52%; 11/03/2000                 1,535,000     1,534,444

Personal Credit Institutions (2.61%)
   Ford Motor Credit Co.
     6.51%; 11/10/2000 1,530,000       1,527,510


                         Total Commercial Paper      6,731,292
             Total Portfolio Investments (96.12%)   56,233,560
Cash, receivables and other assets,
   net of liabilities (3.88%)                        2,270,207

                      Total Net Assets (100.00%)   $58,503,767

(a) Non-income producing security - No dividend paid during the past twelve months.


                  Principal International SmallCap Fund, Inc.
                             Investments by Country



                                                 Percentage of
    Country                      Value           Total Value


Australia                     $5,130,162            9.12%
Austria                          762,594            1.36
Belgium                          351,046            0.62
Canada                         5,437,659            9.67
Denmark                        2,203,096            3.92
Finland                        1,244,445            2.20
France                         3,519,654            6.26
Germany                        4,947,295            8.80
Hong Kong                        759,877            1.35
Ireland                          719,605            1.28
Israel                         1,644,436            2.92
Italy                              8,160            0.01
Japan                          1,075,080            1.91
Korea, Republic of                43,042            0.08
Malaysia                             317            0.00
Netherlands                    2,248,273            4.00
New Zealand                      402,731            0.72
Norway                         1,585,350            2.82
Singapore                      1,403,180            2.50
Spain                          1,117,271            1.99
Sweden                           825,760            1.47
Switzerland                     3,160,354           5.62
United Kingdom                 9,856,629           17.53
United States                  7,787,544           13.85


               Total         $56,233,560          100.00%



PRINCIPAL PACIFIC BASIN FUND, INC.

                                         Shares
                                          Held          Value
Common Stocks (97.14%)

Air Transportation, Scheduled (0.15%)
   Qantas Airways Ltd.                     4,025     $   8,092

Cash Grains (1.21%)
   Amritus Corp.                           3,000        65,940

Commercial Banks (9.63%)
   Bank of East Asia Ltd.                 22,000(a)     49,788
   Commonwealth Bank of Australia          1,293        19,238
   DBS Group Holdings Ltd.                 4,000        47,166
   H&CB GDR                                  980        23,765
   Mizuho Holdings, Inc.                      24(a)    184,412
   The Sakura Bank Ltd.                   16,000(a)    116,494
   The Suruga Bank Ltd.                    6,000(a)     82,315
                                                       523,178
Communications Equipment (3.23%)
   Sony Corp.                              2,200       175,694

Computer & Data Processing
Services (0.51%)
   Crosswave Communications, Inc.          3,000        27,750
Computer & Office Equipment (4.79%)
   Fujitsu Ltd.                            7,000       124,627
   Toshiba Corp.                          19,000(a)    135,727
                                                       260,354
Concrete, Gypsum & Plaster
Products (0.55%)
   Sumitomo Osaka Cement Co. Ltd.          7,000(a)     29,810

Consumer Products (0.43%)
   British American Tobacco Australasia Ltd.3,493       23,301

Deep Sea Foreign Transportation of
Freight (0.37%)
   Neptune Orient Lines Ltd.              24,000(a)     20,370

Drugs (1.66%)
   Yamanouchi Pharmaceutical Co. Ltd.      2,000(a)     90,484

Electric Services (1.20%)
   Energy Developments Ltd.                1,932        12,414
   Huaneng Power International, Inc.     136,000(a)     52,750
                                                        65,164
Electrical Industrial Apparatus (3.18%)
   Omron Corp.                             5,000(a)    123,180
   Yaskawa Electric Corp.                  5,000(a)     49,913
                                                       173,093
Electronic Components &
Accessories (6.27%)
   Hosiden Corp.                           2,000(a)  $  63,742
   New Japan Radio Co. Ltd.                5,000(a)     49,363
   Rohm Co. Ltd.                             500(a)    125,973
   Samsung Electronics GDR                   300(b)     18,792
   Taiwan Semiconductor Mfg. Co. Ltd. ADR  1,300        29,494
   United Microelectronics Corp. ADR       4,700        53,462
                                                       340,826
Engineering & Architectural
Services (2.55%)
   Meitec Corp.                            3,300(a)    138,419

Engines & Turbines (0.38%)
   Moritex Corp.                             420        20,386

Family Clothing Stores (0.52%)
   Giordano International Ltd.            48,000        28,157

General Industrial Machinery (0.54%)
   Nippon Thompson Co. Ltd.                3,000        29,536

Machinery, Equipment & Supplies (2.26%)
   Sumitomo Corp.                         14,000(a)    123,088

Measuring & Controlling Devices (1.71%)
   Keyence Corp.                             300(a)     93,140

Medical Instruments & Supplies (0.59%)
   Cochlear Ltd.                             843        11,838
   Resmed, Inc.                            7,590(a)     20,372

                                                        32,210
Men's & Boys' Suits & Coats (1.23%)
   Onward Kashiyama Co. Ltd.               9,000(a)     66,764

Miscellaneous Durable Goods (0.51%)
   Li & Fung Ltd.                         15,000(a)     27,888

Miscellaneous Electrical Equipment &
Supplies (2.72%)
   Sumitomo Electric Industries Ltd.       8,000(a)    147,633

Miscellaneous Equipment Rental &
Leasing (3.28%)
   Orix Corp.                              1,700(a)    178,267

Miscellaneous General
Merchandise Stores (1.37%)
   Japan Airport Terminal Co. Ltd.        10,000        74,641

Miscellaneous Investing (0.50%)
   Harvey Norman Holdings Ltd.             9,120(a)     20,084
   Revesco Ltd.                           13,651(a)      7,073
                                                        27,157
Miscellaneous Metal Ores (0.67%)
   Rio Tinto Ltd.                          2,645        36,295

Miscellaneous Non-Durable Goods (2.20%)
   Kao Corp.                               4,000(a)    119,791

Miscellaneous Shopping Goods
Stores (1.26%)
   Toys `R' Us - Japan Ltd.                  500(a)     68,230

Miscellaneous Textile Goods (0.63%)
   Reliance Industries Ltd. GDR            2,650(b)  $  34,307

Motor Vehicles & Equipment (5.46%)
   Fuji Heavy Industries Ltd.             18,000(a)    125,286
   Nissan Motor Co. Ltd.                  25,000(a)    171,490
                                                       296,776
Newspapers (1.55%)
   Publishing & Broadcasting Ltd.          6,066(a)     41,396
   Singapore Press Holdings Ltd.           3,000(a)     42,894
                                                        84,290
Professional &
Commercial Equipment (3.36%)
   Canon Sales Co., Inc.                   8,000       114,956
   Nihon Unisys Ltd.                       5,000(a)     67,772
                                                       182,728
Radio & Television Broadcasting (6.35%)
   Nippon Television Network Corp.           190(a)    107,015
   Sky Perfect Communications, Inc.           23(a)     42,339
   Tokyo Broadcasting System, Inc.         5,000(a)    195,532
                                                       344,886
Radio, Television & Computer Stores (1.78%)
   Yamada Denki Co. Ltd.                   1,100        96,712

Real Estate Agents & Managers (1.63%)
   Cheung Kong Holdings Ltd.               8,000(a)     88,472

Refrigeration & Service Machinery (1.80%)
   Kurita Water Industries Ltd.            6,000(a)     97,536

Residential Building Construction (0.82%)
   National House Industrial Co. Ltd.      7,000(a)     44,491

Schools & Educational Services, NEC (0.61%)
   Benesse Corp.                             600(a)     32,970

Security Brokers & Dealers (2.37%)
   Nikko Securities Co. Ltd.              10,000        86,272
   Nomura Securities Co. Ltd.              2,000        42,403
                                                       128,675
Soap, Cleaners & Toilet Goods (0.19%)
   Kose Corp.                                300(a)     10,413

Subdividers & Developers (0.52%)
   Westfield Holdings Ltd.                 4,391        28,327

Telephone Communication (10.12%)
   China Mobile Ltd.                       7,000(a)     45,101
   China Unicom Ltd.                      23,000(a)     46,153
   Hutchison Telecommunications Ltd.       9,997(a)     14,556
   Nippon Telephone & Telegraph Corp.         29(a)    263,733
   NTT Docomo, Inc.                            6       147,816
   Sk Telecom Co. Ltd. ADR                 1,300        32,581
                                                       549,940
Tires & Inner Tubes (0.73%)
   Bridgestone Corp.                       4,000        39,637

Toys & Sporting Goods (2.68%)
   Nintendo Co. Ltd.                         600(a)     99,185
   Shimano, Inc.                           2,300        46,236
                                                       145,421
Variety Stores (1.07%)
   Hutchison Whampoa Ltd.                  4,700     $  58,305
            Total Portfolio Investments (97.14%)     5,279,544

Cash, receivables and other assets,
   net of liabilities (2.86%)                          155,580
                     Total Net Assets (100.00%)     $5,435,124


(a) Non-income producing security - No dividend paid during the past twelve months.
(b)      Restricted security - See Note 4 to the financial statements.


                       Principal Pacific Basin Fund, Inc.
                             Investments by Country



                                                 Percentage of
    Country                      Value           Total Value


Australia                      $ 222,614            4.22%
China                             98,903            1.87
Hong Kong                        297,711            5.64
India                             34,307            0.65
Japan                          4,337,113           82.15
Korea, Republic of                75,138            1.42
Singapore                        110,430            2.09
Taiwan, Province of China         82,956            1.57
United States                     20,372            0.39


               Total          $5,279,544          100.00%


FINANCIAL HIGHLIGHTS

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL EUROPEAN EQUITY FUND, INC.
Class A shares                                                 2000(a)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)  .........        (.04)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................       (1.27)

                       Total from Investment Operations       (1.31)


Net Asset Value, End of Period.........................      $ 8.69

Total Return(c) .......................................    (13.10)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $2,242
   Ratio of Expenses to Average Net Assets(b) .........       2.49%(e)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets                                  (1.09)%(e)
   Portfolio Turnover Rate.............................       48.6%(e)

PRINCIPAL EUROPEAN EQUITY FUND, INC.
Class B shares                                                 2000(a)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)...........        (.06)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................       (1.28)

                       Total from Investment Operations       (1.34)

Net Asset Value, End of Period.........................      $ 8.66

Total Return(c) .......................................   (13.40)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $1,288
   Ratio of Expenses to Average Net Assets(b) .........       2.97%(e)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets                                  (1.40)%(e)
   Portfolio Turnover Rate.............................       48.6%(e)

PRINCIPAL EUROPEAN EQUITY FUND, INC.
Class C shares                                                 2000(a)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)...........        (.07)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................       (1.28)

                       Total from Investment Operations       (1.35)

Net Asset Value, End of Period.........................      $ 8.65

Total Return(c) .......................................    (13.50)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $1,121
   Ratio of Expenses to Average Net Assets(b) .........       3.22%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.61)%(e)
   Portfolio Turnover Rate.............................       48.6%(e)

PRINCIPAL EUROPEAN EQUITY FUND, INC.
Class R shares                                                 2000(a)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)  .........        (.06)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................       (1.28)

                       Total from Investment Operations       (1.34)


Net Asset Value, End of Period.........................      $ 8.66



Total Return..........................................     (13.40)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $1,208
   Ratio of Expenses to Average Net Assets(b) .........       2.99%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.40)%(e)
   Portfolio Turnover Rate.............................       48.6%(e)


FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
Class A shares                                                 2000         1999         1998         1997(f)
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $8.56        $6.54        $8.29        $9.51
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)  .........        (.10)        (.03)        (.02)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................         .31         2.05        (1.73)       (1.21)

                       Total from Investment Operations         .21         2.02        (1.75)       (1.22)

Dividends in Excess of Net Investment Income(j)........        (.02)         --          --           --

Net Asset Value, End of Period.........................       $8.75        $8.56        $6.54        $8.29



Total Return(c) .......................................       2.36%       30.89%     (21.11)%     (10.18)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $17,890      $13,401       $7,312       $5,039
   Ratio of Expenses to Average Net Assets(b) .........       2.49%        2.75%        3.31%        2.03%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.05)%       (.35)%       (.36)%       (.32)%(e)
   Portfolio Turnover Rate.............................      112.9%        95.8%        45.2%        21.4%(e)




PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
Class B shares                                                 2000         1999         1998         1997(f)
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $8.47        $6.52        $8.28        $9.51
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.16)        (.07)        (.05)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................         .29         2.02        (1.71)       (1.22)

                       Total from Investment Operations         .13         1.95        (1.76)       (1.23)


Net Asset Value, End of Period.........................       $8.60        $8.47        $6.52        $8.28



Total Return(c) .......................................       1.53%        29.91%    (21.26)%     (10.29)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $6,198       $5,051       $3,275       $3,116
   Ratio of Expenses to Average Net Assets.............       3.22%        3.57%        3.59%        2.16%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.78)%      (1.12)%       (.69)%       (.46)%(e)
   Portfolio Turnover Rate.............................      112.9%        95.8%        45.2%        21.4%(e)



PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
Class C shares                                                 2000         1999(g)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $8.54         $8.94
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)  .........        (.10)         (.06)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................         .24          (.34)

                       Total from Investment Operations         .14          (.40)


Net Asset Value, End of Period.........................       $8.68         $8.54



Total Return(c) .......................................       1.64%      (4.47)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............        $258         $108
   Ratio of Expenses to Average Net Assets(b) .........       3.24%        3.52%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.78)%      (2.24)%(e)
   Portfolio Turnover Rate.............................      112.9%        95.8%(e)



PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
Class R shares                                                 2000         1999         1998         1997(f)
--------------------------------------------------------------------------------  ------------------------
Net Asset Value, Beginning of Period...................       $8.55        $6.53        $8.28        $9.51
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.11)         --          (.04)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................         .29         2.02        (1.71)       (1.22)

                       Total from Investment Operations         .18         2.02        (1.75)       (1.23)


Dividends in Excess of Net Investment Income(j)........        (.02)         --          --           --

Net Asset Value, End of Period.........................       $8.71        $8.55        $6.53        $8.28



Total Return...........................................       2.04%       30.93%     (21.14)%     (10.29)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $4,619       $3,606       $2,202       $2,510
   Ratio of Expenses to Average Net Assets.............       2.74%        2.67%        3.47%        2.20%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.31)%       (.22)%       (.60)%       (.51)%(e)
   Portfolio Turnover Rate.............................      112.9%        95.8%        45.2%        21.4%(e)


FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL INTERNATIONAL FUND, INC.(h)
----------------------------------
Class A shares                                                 2000         1999         1998         1997        1996
--------------------------------------------------------------------------------         -----------------        ----
Net Asset Value, Beginning of Period...................      $10.04       $ 9.20        $9.33        $8.14       $7.28
Income from Investment Operations:
   Net Investment Income...............................         .16          .13          .13          .09         .10
   Net Realized and Unrealized
     Gain on Investments...............................         .20         1.28          .04         1.52        1.17

                       Total from Investment Operations         .36         1.41          .17         1.61        1.27

Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.23)        (.11)        (.10)        (.11)       (.08)

   Distributions from Capital Gains....................       (1.32)        (.46)        (.20)        (.31)       (.33)

                      Total Dividends and Distributions       (1.55)        (.57)        (.30)        (.42)       (.41)


Net Asset Value, End of Period.........................      $ 8.85       $10.04        $9.20        $9.33       $8.14



Total Return(c) .......................................       3.04%       16.18%        1.93%       20.46%      18.36%


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $325,369     $338,144     $302,757     $281,158    $172,276
   Ratio of Expenses to Average Net Assets.............       1.27%        1.22%        1.25%        1.39%       1.45%
   Ratio of Net Investment Income to
     Average Net Assets................................       1.76%        1.35%        1.45%        1.25%       1.43%
   Portfolio Turnover Rate.............................       92.7%        58.7%        38.7%        26.6%       23.8%


PRINCIPAL INTERNATIONAL FUND, INC.(h)
----------------------------------
Class B shares                                                 2000         1999         1998         1997        1996
--------------------------------------------------------------------------------         -----------------        ----
Net Asset Value, Beginning of Period...................       $9.96        $9.14        $9.26        $8.07       $7.24
Income from Investment Operations:
   Net Investment Income...............................         .11          .06          .07          .03         .03
   Net Realized and Unrealized
     Gain on Investments...............................         .20         1.27          .04         1.51        1.15

                       Total from Investment Operations         .31         1.33          .11         1.54        1.18

Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.17)        (.05)        (.03)        (.04)       (.02)
---
   Distributions from Capital Gains....................       (1.32)        (.46)        (.20)        (.31)       (.33)
-

                      Total Dividends and Distributions       (1.49)        (.51)        (.23)        (.35)       (.35)


Net Asset Value, End of Period.........................       $8.78        $9.96        $9.14        $9.26       $8.07



Total Return(c) .......................................       2.43%       15.27%        1.27%       19.62%      17.16%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $48,692      $48,319      $41,676      $33,842     $15,745
   Ratio of Expenses to Average Net Assets.............       1.88%        1.90%        1.91%        2.17%       2.28%
   Ratio of Net Investment Income to
     Average Net Assets................................       1.13%         .67%         .77%         .42%        .64%
Portfolio Turnover Rate................................       92.7%        58.7%        38.7%        26.6%       23.8%




PRINCIPAL INTERNATIONAL FUND, INC.(h)
----------------------------------
Class C shares                                                 2000         1999(g)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $9.99        $9.61
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         .03         (.02)
   Net Realized and Unrealized
     Gain on Investments...............................         .18          .40

                       Total from Investment Operations         .21          .38

Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.12)         --
---
   Distributions from Capital Gains....................       (1.32)         --

                      Total Dividends and Distributions       (1.44)         --

Net Asset Value, End of Period.........................       $8.76        $9.99



Total Return(c) .......................................       1.40%        3.95%(d)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $1,093         $191
   Ratio of Expenses to Average Net Assets.............       3.10%        2.38%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.89)%       (.95)%(e)
   Portfolio Turnover Rate.............................       92.7%        58.7%(e)



PRINCIPAL INTERNATIONAL FUND, INC.(h)
----------------------------------
Class R shares                                                 2000         1999         1998         1997        1996(i)
-------------------------------------------------------------------  -----------         -----------------        ----
Net Asset Value, Beginning of Period...................       $9.96       $9.13         $9.27        $8.12       $7.48
Income from Investment Operations:
   Net Investment Income...............................         .11          .06          .06          .07         .01
   Net Realized and Unrealized
     Gain on Investments...............................         .20         1.27          .04         1.47         .63

                       Total from Investment Operations         .31         1.33          .10         1.54         .64

Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.17)        (.04)        (.04)        (.08)        --

   Distributions from Capital Gains....................       (1.32)        (.46)        (.20)        (.31)        --

                      Total Dividends and Distributions       (1.49)        (.50)        (.24)        (.39)        --


Net Asset Value, End of Period.........................       $8.79        $9.96        $9.13        $9.27       $8.12



Total Return...........................................       2.54%      15.27%         1.13%       19.65%       9.29%(d)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $28,113      $22,229      $17,739      $11,773      $1,057
   Ratio of Expenses to Average Net Assets.............       1.86%        1.93%        2.01%        2.10%       1.59%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................       1.02%         .64%         .67%         .44%        .78%(e)
   Portfolio Turnover Rate.............................       92.7%        58.7%        38.7%        26.6%       23.8%(e)




PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class A shares                                                 2000         1999         1998         1997(f)
-------------------------------------------------------------------  -------------------------------------
Net Asset Value, Beginning of Period...................      $15.32        $9.99        $9.96       $10.04
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.32)        (.12)        (.07)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        3.51         5.53          .10         (.07)

                       Total from Investment Operations        3.19         5.41          .03         (.08)

Less Distributions from Capital Gains..................      (1.51)        (.08)         --           --

                                    Total Distributions       (1.51)        (.08)        --           --


Net Asset Value, End of Period.........................      $17.00       $15.32        $9.99       $ 9.96



Total Return(c) .......................................      21.21%       54.52%         .30%         .50%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $36,322      $23,612      $11,765       $6,210
   Ratio of Expenses to Average Net Assets.............       2.46%        2.21%        2.66%        1.99%(e)
   Ratio of Net Investment Income (Operating Loss) to .
     Average Net Assets................................     (1.41)%      (1.02)%       (.81)%       (.40)%(e)
   Portfolio Turnover Rate.............................      329.8%       191.5%        99.8%        10.4%(e)



PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class B shares                                                 2000         1999         1998         1997(f)
--------------------------------------------------------------------------------  ------------------------
Net Asset Value, Beginning of Period...................      $15.18        $9.97        $9.96       $10.04
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.41)        (.20)        (.10)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        3.46         5.49          .11         (.07)

                       Total from Investment Operations        3.05         5.29          .01         (.08)

Less Distributions from Capital Gains..................      (1.51)        (.08)         --           --

                                    Total Distributions       (1.51)        (.08)        --           --


Net Asset Value, End of Period.........................      $16.72       $15.18        $9.97       $ 9.96



Total Return(c) .......................................      20.43%       53.42%         .10%         .50%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $12,539      $10,926       $6,585       $4,774
   Ratio of Expenses to Average Net Assets.............       3.04%        2.87%        2.90%        2.07%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.99)%      (1.68)%      (1.05)%       (.47)%(e)
   Portfolio Turnover Rate.............................      329.8%       191.5%        99.8%        10.4%(e)



PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class C shares                                                 2000         1999(g)
-------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................      $15.28       $12.97
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.45)        (.11)
   Net Realized and Unrealized
     Gain on Investments...............................        3.28         2.42

                       Total from Investment Operations        2.83         2.31
Less Distributions from Capital Gains..................      (1.51)          --

                                    Total Distributions       (1.51)         --


Net Asset Value, End of Period.........................      $16.60       $15.28



Total Return(c) .......................................      18.71%       17.81%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............        $691         $141
   Ratio of Expenses to Average Net Assets.............       4.89%        2.96%(e)
   Ratio of Net Investment Income (Operating Loss) to .
     Average Net Assets................................     (3.78)%      (2.31)%(e)
   Portfolio Turnover Rate.............................      329.8%       191.5%(e)


PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class R shares                                                 2000         1999         1998         1997(f)
--------------------------------------------------------------------------------  ------------------------
Net Asset Value, Beginning of Period...................      $15.36       $10.01       $ 9.96       $10.04
Income from Investment Operations:
   Net Investment Income (Operating Loss)................      (.24)        (.10)        (.07)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        3.41         5.53          .12         (.07)

                       Total from Investment Operations        3.17         5.43          .05         (.08)

Less Distributions from Capital Gains..................      (1.51)        (.08)         --           --

                                    Total Distributions       (1.51)        (.08)        --           --


Net Asset Value, End of Period.........................      $17.02       $15.36       $10.01       $ 9.96



Total Return...........................................      21.01%       54.61%         .50%         .50%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $8,952       $6,188       $3,317       $3,004
   Ratio of Expenses to Average Net Assets.............       2.64%        2.12%        2.51%        2.15%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.58)%       (.93)%       (.68)%       (.54)%(e)
   Portfolio Turnover Rate.............................      329.8%       191.5%        99.8%        10.4%(e)


FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL PACIFIC BASIN FUND, INC.
Class A shares                                                 2000(a)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)  .........        (.04)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................       (1.35)

                       Total from Investment Operations       (1.39)


Net Asset Value, End of Period.........................      $ 8.61



Total Return(c) .......................................    (13.90)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $1,860
   Ratio of Expenses to Average Net Assets(b) .........       2.10%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.21)%(e)
   Portfolio Turnover Rate.............................       51.4%(e)



PRINCIPAL PACIFIC BASIN FUND, INC.
Class B shares                                                 2000(a)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)  .........        (.06)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................       (1.33)

                       Total from Investment Operations       (1.39)


Net Asset Value, End of Period.........................      $ 8.61


Total Return(c) .......................................    (13.90)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $1,347
   Ratio of Expenses to Average Net Assets(b) .........       2.21%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.31)%(e)
   Portfolio Turnover Rate.............................       51.4%(e)


PRINCIPAL PACIFIC BASIN FUND, INC.
Class C shares                                                 2000(a)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)  .........        (.08)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................       (1.32)

                       Total from Investment Operations       (1.40)


Net Asset Value, End of Period.........................      $ 8.60



Total Return(c) .......................................    (14.00)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $1,099
   Ratio of Expenses to Average Net Assets(b) .........       2.55%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.64)%(e)
   Portfolio Turnover Rate.............................       51.4%(e)


PRINCIPAL PACIFIC BASIN FUND, INC.
Class R shares                                                 2000(a)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)  .........        (.07)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................       (1.32)

                       Total from Investment Operations       (1.39)


Net Asset Value, End of Period.........................      $ 8.61



Total Return...........................................    (13.90)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $1,129
   Ratio of Expenses to Average Net Assets(b) .........       2.35%(e)
   Ratio of Net Investment Income (Operating Loss) to
     to Average Net Assets.............................     (1.45)%(e)
   Portfolio Turnover Rate.............................       51.4%(e)

Notes to Financial Highlights

(a) Period from May 1, 2000, date Class A, Class B and Class C shares first offered to the public and Class R shares first offered to eligible purchasers, through October 31, 2000.

(b)Without the Managers  voluntary  waiver of a portion of certain expenses (see
Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                        Periods         Per Share      Ratio of Expenses
                         Ended        Net Investment       to Average         Amount
       Fund            October 31,       Income            Net Assets         Waived

Principal European Equity Fund, Inc.
     Class A             2000              (.07)               3.42%(e)      $8,462
     Class B             2000              (.11)               4.06%(e)       6,858
     Class C             2000              (.11)               4.06%(e)       5,023
     Class R             2000              (.11)               3.67%(e        4,211

Principal International Emerging
  Markets Fund, Inc.
     Class A             2000              (.11)               2.59%          20,727
     Class C             2000              (.48)               8.09%          11,325

Principal Pacific Basin Fund, Inc.
     Class A             2000              (.07)               2.88%(e)       6,397
     Class B             2000              (.11)               3.57%(e)       9,089
     Class C             2000              (.13)               3.72%(e)       7,156
     Class R             2000              (.11)               3.27%(e)       5,545

(c)Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)Total return amounts have not been annualized.

(e)Computed on an annualized basis.


October 31, 2000

STATEMENTS OF ASSETS AND LIABILITIES


                                                                                   Principal                Principal Government
                                                                                     Bond                     Securities Income
INCOME FUNDS                                                                      Fund, Inc.                     Fund, Inc.

    Investment in securities -- at cost...............................           $167,224,454                   $254,596,966


    Assets
    Investment in securities -- at value (Note 4).....................           $161,215,601                   $253,283,512
    Cash..............................................................                 10,001                         12,701
    Receivables:
       Interest.......................................................              3,033,883                      1,377,862
       Investment securities sold.....................................              1,862,888                       --
       Capital Shares sold............................................                 60,950                         69,794
    Other assets......................................................                  3,449                         16,798

                                                          Total Assets            166,186,772                    254,760,667
    Liabilities
    Accrued expenses..................................................                135,186                        143,017
    Payables:
       Investment securities purchased................................              1,934,320                       --
       Capital Shares reacquired......................................                142,898                        102,591

                                                     Total Liabilities              2,212,404                        245,608

    Net Assets Applicable to Outstanding Shares   ....................           $163,974,368                   $254,515,059


    Net Assets Consist of:
    Capital Stock.....................................................            $   159,980                   $    227,849
    Additional paid-in capital........................................            177,458,073                    258,420,166
    Accumulated undistributed net investment income...................                121,816                        136,199
    Accumulated net realized gain (loss) on investment transactions ..             (7,756,648)                    (2,955,701)
    Net unrealized (depreciation) of investments......................             (6,008,853)                    (1,313,454)

                                                      Total Net Assets           $163,974,368                   $254,515,059


    Capital Stock (par value: $.01 a share):
    Shares authorized.................................................            100,000,000                    125,000,000
    Net Asset Value Per Share:
    Class A: Net Assets...............................................           $124,629,615                   $213,113,550
             Shares issued and outstanding............................             12,160,086                     19,062,685
             Net asset value per share................................                 $10.25                         $11.18
             Maximum offering price per share(a)   ...................                 $10.76                         $11.74


    Class B: Net Assets ..............................................            $22,577,435                    $27,395,237
             Shares issued and outstanding............................              2,205,270                      2,461,989
             Net asset value per share(b).............................                 $10.24                         $11.13


    Class C: Net Assets...............................................               $695,917                     $1,030,087
             Shares issued and outstanding............................                 68,603                         92,793
             Net asset value per share(b).............................                 $10.14                         $11.10


    Class R: Net Assets...............................................            $16,071,401                    $12,976,185
             Shares issued and outstanding............................              1,564,044                      1,167,396
             Net asset value per share................................                 $10.28                         $11.12

    (a)Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% (1.50% with respect to Principal Limited Term Bond
       Fund, Inc.) of the offering price or 4.99% of the net asset value (1.52% with respect to Principal Limited Term Bond Fund, Inc.)
    (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   See accompanying notes.

October 31, 2000

STATEMENTS OF ASSETS AND LIABILITIES


                                                                              Principal                    Principal
                                                                             High Yield                Limited Term Bond
INCOME FUNDS                                                                 Fund, Inc.                   Fund, Inc.

    Investment in securities -- at cost...............................      $32,858,608                   $34,434,560


    Assets
    Investment in securities -- at value (Note 4).....................     $ 30,077,218                   $33,500,210
    Cash..............................................................           10,000                        10,001
    Receivables:
       Interest.......................................................          800,952                       464,419
       Investment securities sold.....................................          --                              7,177
       Capital Shares sold............................................           20,860                            38
    Other assets......................................................            1,993                       --

                                                          Total Assets       30,911,023                    33,981,845
    Liabilities
    Accrued expenses..................................................           47,866                        36,589
    Payables:
       Investment securities purchased................................          --                            --
       Capital Shares reacquired......................................           19,573                        13,141

                                                     Total Liabilities           67,439                        49,730

    Net Assets Applicable to Outstanding Shares   ....................      $30,843,584                   $33,932,115


    Net Assets Consist of:
    Capital Stock.....................................................          $48,654                    $   35,645
    Additional paid-in capital........................................       42,789,211                    35,122,993
    Accumulated undistributed net investment income...................           11,204                        46,577
    Accumulated net realized gain (loss) on investment transactions ..       (9,224,095)                     (338,750)
    Net unrealized (depreciation) of investments......................       (2,781,390)                     (934,350)

                                                      Total Net Assets      $30,843,584                   $33,932,115


    Capital Stock (par value: $.01 a share):
    Shares authorized.................................................      100,000,000                   100,000,000
    Net Asset Value Per Share:
    Class A: Net Assets...............................................     $ 22,868,793                   $25,183,023
             Shares issued and outstanding............................        3,597,334                     2,649,842
             Net asset value per share................................            $6.36                         $9.50
             Maximum offering price per share(a)   ...................            $6.68                         $9.64


    Class B: Net Assets ..............................................       $5,586,050                    $3,290,931
             Shares issued and outstanding............................          884,656                       342,679
             Net asset value per share(b).............................            $6.31                         $9.60


    Class C: Net Assets...............................................         $249,728                      $523,676
             Shares issued and outstanding............................           40,343                        54,691
             Net asset value per share(b).............................            $6.19                         $9.58


    Class R: Net Assets...............................................       $2,139,013                    $4,934,485
             Shares issued and outstanding............................          343,086                       517,327
             Net asset value per share................................            $6.23                         $9.54


    (a)Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% (1.50% with respect to Principal Limited Term Bond
       Fund, Inc.) of the offering price or 4.99% of the net asset value (1.52% with respect to Principal Limited Term Bond Fund, Inc.)
    (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES


                                                                               Principal
                                                                            Tax-Exempt Bond
INCOME FUNDS                                                                  Fund, Inc.

    Investment in securities -- at cost...............................     $   174,432,580


    Assets
    Investment in securities -- at value (Note 4).....................     $   171,870,203
    Cash..............................................................              29,601
    Receivables:
       Interest.......................................................           3,339,510
       Investment securities sold.....................................            --
       Capital Shares sold............................................              11,070
    Other assets......................................................               7,345

                                                          Total Assets         175,257,729
    Liabilities
    Accrued expenses..................................................              72,375
    Payables:
       Investment securities purchased................................            --
       Capital Shares reacquired......................................              69,322

                                                     Total Liabilities             141,697

    Net Assets Applicable to Outstanding Shares   ....................        $175,116,032


    Net Assets Consist of:
    Capital Stock.....................................................     $       150,281
    Additional paid-in capital........................................         176,627,121
    Accumulated undistributed net investment income...................             167,139
    Accumulated net realized gain (loss) on investment transactions ..             733,868
    Net unrealized (depreciation) of investments......................         (2,562,377)

                                                      Total Net Assets        $175,116,032


    Capital Stock (par value: $.01 a share):
    Shares authorized.................................................         100,000,000
    Net Asset Value Per Share:
    Class A: Net Assets...............................................        $163,846,509
             Shares issued and outstanding............................          14,064,612
             Net asset value per share................................              $11.65
             Maximum offering price per share(a)   ...................              $12.23


    Class B: Net Assets ..............................................         $10,743,722
             Shares issued and outstanding............................             917,856
             Net asset value per share(b).............................              $11.71


    Class C: Net Assets...............................................            $525,801
             Shares issued and outstanding............................              45,653
             Net asset value per share(b).............................              $11.52


    Class R: Net Assets...............................................                 N/A
             Shares issued and outstanding............................                 N/A
             Net asset value per share................................                 N/A


    (a)Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% (1.50% with respect to Principal Limited Term Bond
       Fund, Inc.) of the offering price or 4.99% of the net asset value (1.52% with respect to Principal Limited Term Bond Fund, Inc.)
    (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   See accompanying notes.


Year Ended October 31, 2000, Except as Noted

STATEMENTS OF OPERATIONS
                                                                                   Principal                Principal Government
                                                                                     Bond                     Securities Income
INCOME FUNDS                                                                      Fund, Inc.                     Fund, Inc.

    Net Investment Income
    Interest income....................................................         $ 14,025,530                   $ 18,587,671

    Expenses:
       Management and investment advisory fees (Note 3)................              835,909                      1,198,832
       Distribution and shareholder servicing fees (Notes 1 and 3).....              659,048                        948,090
       Transfer and administrative services (Notes 1 and 3)............              506,782                        477,902
       Registration fees (Note 1)......................................               65,519                         60,260
       Custodian fees .................................................                3,033                         14,341
       Auditing and legal fees ........................................                4,423                          4,957
       Directors' fees ................................................                6,029                          6,029
       Other ..........................................................               44,240                         47,846

                                                  Total Gross Expenses             2,124,983                      2,758,257
       Less:  Management and investment
          advisory fees waived (Note 3)................................               --                             --

                                                    Total Net Expenses             2,124,983                      2,758,257

                                                 Net Investment Income            11,900,547                     15,829,414

    Net Realized and Unrealized Gain (Loss) on Investments
    Net realized gain (loss) from investment transactions..............           (7,046,649)                      (941,540)
    Change in unrealized appreciation/depreciation
       of investments .................................................              107,694                      2,341,152

                                           Net Realized and Unrealized
                                            Gain (Loss) on Investments            (6,938,955)                     1,399,612


                                 Net Increase (Decrease) in Net Assets
                                             Resulting from Operations          $  4,961,592                   $ 17,229,026

   See accompanying notes.

Year Ended October 31, 2000, Except as Noted

STATEMENTS OF OPERATIONS


                                                                                     Principal                    Principal
                                                                                    High Yield                Limited Term Bond
INCOME FUNDS                                                                        Fund, Inc.                   Fund, Inc.

    Net Investment Income
    Interest income....................................................          $  3,621,790                    $2,318,819

    Expenses:
       Management and investment advisory fees (Note 3)................               213,800                       161,804
       Distribution and shareholder servicing fees (Notes 1 and 3).....               140,001                        82,720
       Transfer and administrative services (Notes 1 and 3)............               173,407                       129,485
       Registration fees (Note 1)......................................                37,872                        49,742
       Custodian fees .................................................                 2,855                         2,756
       Auditing and legal fees ........................................                 2,646                         3,040
       Directors' fees ................................................                 6,479                         6,479
       Other ..........................................................                14,282                        10,464

                                                  Total Gross Expenses                591,342                       446,490
       Less:  Management and investment
          advisory fees waived (Note 3)................................                --                            89,274

                                                    Total Net Expenses                591,342                       357,216

                                                 Net Investment Income              3,030,448                     1,961,603

    Net Realized and Unrealized Gain (Loss) on Investments
    Net realized gain (loss) from investment transactions..............            (5,797,722)                     (263,572)
    Change in unrealized appreciation/depreciation
       of investments .................................................             1,594,152                       162,678

                                           Net Realized and Unrealized
                                            Gain (Loss) on Investments             (4,203,570)                     (100,894)


                                 Net Increase (Decrease) in Net Assets
                                             Resulting from Operations           $ (1,173,122)                   $1,860,709

   See accompanying notes.

Year Ended October 31, 2000, Except as Noted

STATEMENTS OF OPERATIONS


                                                                                    Principal
                                                                                 Tax-Exempt Bond
INCOME FUNDS                                                                       Fund, Inc.

    Net Investment Income
    Interest income....................................................           $10,996,099

    Expenses:
       Management and investment advisory fees (Note 3)................               866,854
       Distribution and shareholder servicing fees (Notes 1 and 3).....               549,504
       Transfer and administrative services (Notes 1 and 3)............               169,961
       Registration fees (Note 1)......................................                43,506
       Custodian fees .................................................                 2,631
       Auditing and legal fees ........................................                 7,010
       Directors' fees ................................................                 6,029
       Other ..........................................................                26,825

                                                  Total Gross Expenses              1,672,320
       Less:  Management and investment
          advisory fees waived (Note 3)................................               --

                                                    Total Net Expenses              1,672,320

                                                 Net Investment Income              9,323,779

    Net Realized and Unrealized Gain (Loss) on Investments
    Net realized gain (loss) from investment transactions..............               733,867
    Change in unrealized appreciation/depreciation
    of investments .................................................                  (18,645)

                                           Net Realized and Unrealized
                                            Gain (Loss) on Investments                715,222


                                 Net Increase (Decrease) in Net Assets
                                             Resulting from Operations           $ 10,039,001

   See accompanying notes.

Years Ended October 31, 2000, Except as Noted

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    Principal               Principal Government
                                                                                      Bond                    Securities Income
INCOME FUNDS                                                                       Fund, Inc.                    Fund, Inc.

                                                                               2000          1999(a)         2000          1999(a)
    Operations
    Net investment income............................................     $ 11,900,547  $ 11,662,268     $ 15,829,414  $ 16,851,924
    Net realized gain (loss) from investment transactions ...........       (7,046,649)     (702,288)        (941,540)       (5,979)
    Change in unrealized appreciation/depreciation of investments....          107,694   (15,114,798)       2,341,152   (13,254,133)

                               Net Increase (Decrease) in Net Assets
                                           Resulting from Operations         4,961,592    (4,154,818)      17,229,026     3,591,812
    Dividends and Distributions to Shareholders From net
    investment income:
       Class A.......................................................       (9,469,298)   (9,256,285)     (13,531,449)  (14,951,275)
       Class B.......................................................       (1,500,213)   (1,358,259)      (1,490,738)   (1,539,850)
       Class C.......................................................          (36,871)       (3,357)         (42,906)       (3,699)
       Class R.......................................................       (1,040,754)     (817,338)        (684,240)     (554,941)
    Dividends in excess of net investment income:
       Class A.......................................................           --           --               --            --
       Class B.......................................................           --           --               --            --
       Class C.......................................................           --           --               --            --
       Class R.......................................................           --           --               --            --
    From net realized gain on investments:
       Class A.......................................................           --           --               --            --
       Class B.......................................................           --           --               --            --
       Class C.......................................................                        --                             --
       Class R.......................................................           --           --               --            --
    Excess distribution of net realized gain on investments:
       Class A.......................................................           --          (424,531)         --            --
       Class B.......................................................           --           (65,282)         --            --
       Class R.......................................................           --           (35,649)         --            --

                                   Total Dividends and Distributions       (12,047,136)  (11,960,701)     (15,749,333)  (17,049,765)
    Capital Share Transactions (Note 5)
    Shares sold:
       Class A.......................................................       22,490,421    36,049,940       31,748,900    58,626,094
       Class B.......................................................        4,523,000     9,965,885        5,809,580    13,731,533
       Class C.......................................................          529,718       274,582        1,100,594       330,725
       Class R.......................................................        5,860,418     9,183,266        5,125,911     6,980,668
    Shares issued in reinvestment of dividends and distributions:
       Class A.......................................................        7,605,749     7,799,345       11,134,408    12,386,671
       Class B.......................................................        1,317,646     1,265,823        1,253,339     1,326,664
       Class C.......................................................           26,629         1,182           34,479         2,056
       Class R.......................................................        1,028,904       839,555          674,386       547,169
    Shares redeemed:
       Class A.......................................................      (45,950,005)  (33,235,273)     (68,830,220)  (73,060,063)
       Class B.......................................................       (7,746,551)   (6,105,138)      (9,534,258)   (8,292,187)
       Class C.......................................................         (104,887)         (500)        (440,296)         (801)
       Class R.......................................................       (6,313,771)   (4,873,171)      (4,474,386)   (3,669,023)

                          Net Increase (Decrease) in Net Assets from
                                          Capital Share Transactions       (16,732,729)   21,165,496      (26,397,563)    8,909,506

                                          Total Increase (Decrease)        (23,818,273)   17,010,678      (24,917,870)   (4,548,447)
    Net Assets
    Beginning of year...............................................       187,792,641   182,742,664      279,432,929   283,981,376

    End of year [including undistributed (overdistributed) net investment
       income as set forth below]....................................     $163,974,368  $187,792,641     $254,515,059  $279,432,929



    Undistributed (Overdistributed) Net Investment Income............       $  121,816    $  260,694      $   136,199       $56,118

(a).Class C share  information is provided for the period from June 30, 1999
(inception date of class) through October 31, 1999.

   See accompanying notes.

Years Ended October 31, 2000, Except as Noted

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                      Principal                      Principal
                                                                                     High Yield                  Limited Term Bond
INCOME FUNDS                                                                        Fund, Inc.                      Fund, Inc.
                                                                                 2000          1999(a)         2000          1999(a)
    Operations
    Net investment income............................................      $  3,030,448  $  3,487,499    $  1,961,603  $  1,827,383
    Net realized gain (loss) from investment transactions ...........        (5,797,722)   (2,214,342)       (263,572)      (29,150)
    Change in unrealized appreciation/depreciation of investments....         1,594,152       (65,536)        162,678    (1,258,231)

                               Net Increase (Decrease) in Net Assets
                                           Resulting from Operations         (1,173,122)    1,207,621       1,860,709       540,002
    Dividends and Distributions to Shareholders From net
    investment income:
       Class A.......................................................        (2,206,619)   (2,667,853)     (1,538,355)   (1,558,512)
       Class B.......................................................          (509,401)     (614,039)       (161,789)     (125,037)
       Class C.......................................................          (191,624)       (3,242)        (23,735)       (3,686)
       Class R.......................................................           (19,584)     (202,365)       (211,828)     (142,252)
    Dividends in excess of net investment income:
       Class A.......................................................          (255,057)      (53,519)         --            --
       Class B.......................................................           (58,880)       (7,154)         --            --
       Class C.......................................................           (22,149)         (304)         --            --
       Class R.......................................................            (2,264)      (10,362)         --            --
    From net realized gain on investments:
       Class A.......................................................            --           --               --            --
       Class B.......................................................            --           --               --            --
       Class C.......................................................                         --                             --
       Class R.......................................................            --           --               --            --
    Excess distribution of net realized gain on investments:
       Class A.......................................................            --           --               --            --
       Class B.......................................................            --           --               --            --
       Class R.......................................................            --           --               --            --

                                   Total Dividends and Distributions         (3,265,578)   (3,558,838)     (1,935,707)   (1,829,487)
    Capital Share Transactions (Note 5)
    Shares sold:
       Class A.......................................................         4,091,165     6,088,348      10,648,016    13,486,229
       Class B.......................................................         1,420,552     2,023,608       1,371,677     1,668,358
       Class C.......................................................           103,204       186,235         249,713       349,050
       Class R.......................................................           613,315       659,720       2,719,468     2,160,595
    Shares issued in reinvestment of dividends and distributions:
       Class A.......................................................         1,523,115     1,703,574       1,187,915     1,182,882
       Class B.......................................................           453,644       486,899         145,678       110,918
       Class C.......................................................             7,913           271          18,195         2,209
       Class R.......................................................           208,499       212,231         208,312       139,519
    Shares redeemed:
       Class A.......................................................        (9,538,903)   (9,434,994)    (13,657,051)  (14,127,084)
       Class B.......................................................        (2,930,792)   (3,144,289)       (926,534)     (692,401)
       Class C.......................................................            (2,037)      --               (96,741)      --
       Class R.......................................................          (979,436)     (853,143)     (1,280,018)     (943,012)

                          Net Increase (Decrease) in Net Assets from
                                          Capital Share Transactions         (5,029,761)   (2,071,540)        588,630     3,337,263

                                          Total Increase (Decrease)          (9,468,461)   (4,422,757)        513,632     2,047,778
    Net Assets
    Beginning of year...............................................         40,312,045    44,734,802      33,418,483    31,370,705

    End of year [including undistributed (overdistributed) net investment
       income as set forth below]....................................       $30,843,584   $40,312,045     $33,932,115  $ 33,418,483



    Undistributed (Overdistributed) Net Investment Income............         $  11,204      (103,220)      $  46,577    $   20,312

(a).Class C share  information is provided for the period from June 30, 1999
(inception date of class) through October 31, 1999.

   See accompanying notes.



Years Ended October 31, 2000, Except as Noted

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                      Principal
                                                                                   Tax-Exempt Bond
INCOME FUNDS                                                                         Fund, Inc.

                                                                                 2000         1999(a)
    Operations
    Net investment income............................................       $  9,323,779   $10,118,426
    Net realized gain (loss) from investment transactions ...........            733,867     1,798,045
    Change in unrealized appreciation/depreciation of investments....            (18,645)  (17,135,691)

                               Net Increase (Decrease) in Net Assets
                                           Resulting from Operations          10,039,001    (5,219,220)
    Dividends and Distributions to Shareholders From net investment income:
       Class A.......................................................         (8,784,934)   (9,572,216)
       Class B.......................................................           (459,946)     (498,767)
       Class C.......................................................            (16,156)       (1,542)
       Class R.......................................................             N/A           N/A
    Dividends in excess of net investment income:
       Class A.......................................................             --            --
       Class B.......................................................             --            --
       Class C.......................................................             --            --
       Class R.......................................................             N/A           N/A
    From net realized gain on investments:
       Class A.......................................................         (1,691,376)      (81,082)
       Class B.......................................................           (102,928)       (4,523)
       Class C.......................................................             (1,231)       --
       Class R.......................................................             N/A           N/A
    Excess distribution of net realized gain on investments:
       Class A.......................................................             --            --
       Class B.......................................................             --            --
       Class R.......................................................             N/A           N/A

                                   Total Dividends and Distributions         (11,056,571)  (10,158,130)
    Capital Share Transactions (Note 5)
    Shares sold:
       Class A.......................................................         12,004,332    27,588,420
       Class B.......................................................            945,244     2,296,619
       Class C.......................................................            400,007       140,820
       Class R.......................................................             N/A           N/A
    Shares issued in reinvestment of dividends and distributions:
       Class A.......................................................          7,477,309     6,665,020
       Class B.......................................................            453,891       383,870
       Class C.......................................................             12,885           292
       Class R.......................................................             N/A           N/A
    Shares redeemed:
       Class A.......................................................        (41,604,425)  (37,634,782)
       Class B.......................................................         (2,117,567)   (1,756,824)
       Class C.......................................................            (28,064)       --
       Class R.......................................................             N/A           N/A

                          Net Increase (Decrease) in Net Assets from
                                          Capital Share Transactions         (22,456,388)   (2,316,565)

                                          Total Increase (Decrease)          (23,473,958)  (17,693,915)
    Net Assets
    Beginning of year...............................................         198,589,990   216,283,905

    End of year [including undistributed (overdistributed) net investment
       income as set forth below]....................................       $175,116,032  $198,589,990



    Undistributed (Overdistributed) Net Investment Income............         $  167,139      $129,803




(a).Class C share  information is provided for the period from June 30, 1999
(inception date of class) through October 31, 1999.

   See accompanying notes.

NOTES TO FINANCIAL STATEMENTS

  Principal Bond Fund, Inc.
  Principal Limited Term Bond Fund, Inc.
  Principal Government Securities Income Fund, Inc.
  Principal Tax-Exempt Bond Fund, Inc.
  Principal High Yield Fund, Inc.

Note 1 -- Significant Accounting Policies

Principal Bond Fund, Inc., Principal Government Securities Income Fund, Inc., Principal High Yield Fund, Inc., Principal Limited Term Bond Fund, Inc. and Principal Tax-Exempt Bond Fund, Inc. (the "Income Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

On June 30, 1999, the initial purchases of Class C shares of the Income Funds were made by Principal Life Insurance Company. Effective June 30, 1999, the Income Funds began offering Class C shares to the public.

Class A shares generally are sold with an initial sales charge based on declining rates and certain purchases may be subject to a contingent deferred sales charge ("CDSC") upon redemption. Class B shares are sold without an initial sales charge, but are subject to a declining CDSC on certain redemptions made within six years of purchase. Class C shares are sold without an initial sales charge, but are subject to a CDSC on certain redemptions made within the first twelve months of purchase. Class R shares are sold without an initial sales charge and are not subject to a CDSC. Class B shares, Class C shares and Class R shares bear higher ongoing distribution fees than Class A shares. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), seven years after purchase. Class C shares do not convert into Class A shares. Class R shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) four years after purchase. All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by each of the Income Funds' respective Board of Directors. In addition, the Board of Directors of each fund declares separate dividends on each class of shares.

The Income Funds allocate daily all income, expenses (other than class-specific expenses), and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class. Class-specific expenses charged to each class during the year ended October 31, 2000, which are included in the corresponding captions of the Statements of Operations, were as follows:

                                                     Distribution and                                Transfer and
                                                Shareholder Servicing Fees                      Administrative Services

                                          Class A   Class B    Class C    Class R       Class A   Class B    Class C    Class R

  Principal Bond Fund, Inc.              $349,364  $216,803    $5,897     $86,984      $149,089   $53,587     $482      $29,757
  Principal Government Securities
     Income Fund, Inc.                    595,671   271,934     8,005      72,480       187,173    42,824      535       19,932
  Principal High Yield Fund, Inc.          65,933    59,590     2,544      11,934        41,819    16,822        8        6,239
  Principal Limited Term Bond Fund, Inc.   37,549    14,201     2,208      28,762        22,433     7,529       56        5,743
  Principal Tax-Exempt Bond Fund, Inc.    470,741    74,935     3,828        N/A         54,586     4,465       27         N/A

                                                     Registration Fees
                                          Class A   Class B    Class C   Class R

  Principal Bond Fund, Inc.              $15,759     $9,712     $8,141   $12,025
  Principal Government Securities
     Income Fund, Inc.                    15,460      9,897      8,105     8,085
  Principal High Yield Fund, Inc.          8,712      5,969      8,055     6,375
  Principal Limited Term Bond Fund, Inc.   8,835      8,035      6,345     5,885
  Principal Tax-Exempt Bond Fund, Inc.    17,586      8,255      6,055       N/A

The Income Funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities and preferred stocks, the investments are valued by using prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by each fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market.

The Income Funds record investment transactions generally one day after the trade date, except for short-term investment transactions, which are recorded generally on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. Interest income is recognized on an accrual basis.

The Income Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the Income Funds' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation (the "Manager"). These balances may be invested in one or more short-term instruments.

Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, net operating losses, expiring capital loss carry forwards and certain defaulted securities. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Financial Accounting Standards Board recently approved the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide supercedes a previous version of the AICPA Audit and Accounting Guide for Investment
Companies and Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The Guide is effective for fiscal years beginning after December 15, 2000. Management of the Income Funds has not yet determined the impact of the Guide.

Note 2 -- Federal Income Taxes

No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes approximates that used for financial reporting purposes.

At October 31, 2000, the Income Funds had approximate net capital loss carryforwards as follows:

                                                                           Principal                                Principal
                                                      Principal           Government             Principal           Limited
                                                        Bond           Securities Income        High Yield          Term Bond
   Net Capital Loss Carryforwards Expire In:         Fund, Inc.           Fund, Inc.            Fund, Inc.         Fund, Inc.

                2001                                 $   --               $   --                $  409,000          $   --
                2002                                     --                  157,000               323,000              --
                2003                                     --                1,075,000               106,000              --
                2004                                     --                    --                   --                  4,000
                2005                                   --                    776,000                --                 31,000
                2006                                     --                    --                   --                  9,000
                2007                                   702,000                 6,000             2,271,000             32,000
                2008                                 7,054,000               942,000             6,115,000            263,000

                                                    $7,756,000            $2,956,000            $9,224,000           $339,000


Note 3 -- Management Agreement and Transactions With Affiliates

The Income Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of each fund's average daily net assets. The annual rates used in this calculation for the Income Funds are as follows:

                                                                                Net Asset Value of Funds
                                                                                      (in millions)

                                                       First            Next              Next             Next              Over
                                                       $100             $100              $100             $100              $400

   Principal Bond Fund, Inc.                          0.50%             0.45%            0.40%             0.35%             0.30%
   Principal Government Securities Income Fund, Inc.  0.50              0.45             0.40              0.35              0.30
   Principal High Yield Fund, Inc.                    0.60              0.55             0.50              0.45              0.40
   Principal Limited Term Bond Fund, Inc.             0.50              0.45             0.40              0.35              0.30
   Principal Tax-Exempt Bond Fund, Inc.               0.50              0.45             0.40              0.35              0.30

The Income Funds also reimburse the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

The Manager voluntarily waives a portion of its fee for the Principal Limited Term Bond Fund, Inc. The waivers are in amounts that maintain total operating expenses within certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class on an annualized basis during the reporting period. The amount waived and the operating expense limit, which was maintained at or below that shown, are as follows:

                                                       Year Ended                    Periods Ended                 Expense
                                                    October 31, 2000               October 31, 1999                 Limit

   Principal Limited Term Bond Fund, Inc.
     Class A                                             $51,056                        $40,285                    1.00%
     Class B                                              17,484                         14,004                    1.35
     Class C                                               6,761                            488                    1.35
     Class R                                              13,973                         11,951                    1.60


Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A, Class B and Class C share redemptions. The charge is based on declining rates which for Class A shares begin at .75%, Class B shares at 4.00% and Class C shares at 1.00% (.25%, 1.25% and .50% for Principal Limited Term Bond Fund, Inc. share classes, respectively), of the lesser of the current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retains sales charges on sales of Class A shares based on declining rates which begin at 4.75% of the offering price (1.50% for Principal Limited Term Bond Fund, Inc.). The aggregate amount of these charges retained, by fund, for the year ended October 31, 2000, were as follows:

                                                                    Class A               Class B                Class C

   Principal Bond Fund, Inc.                                       $321,609               $109,387                $475
   Principal Government Securities Income Fund, Inc.                394,831                120,701                 409
   Principal High Yield Fund, Inc.                                   77,205                 33,359                   8
   Principal Limited Term Bond Fund, Inc.                            47,629                  4,831                 215
   Principal Tax-Exempt Bond Fund, Inc.                             229,981                 38,274                 121

No brokerage commissions were paid by the Income Funds to affiliated broker dealers during the period.

The Income Funds bear distribution and shareholder servicing fees with respect to each class computed at an annual rate of the average daily net assets attributable to each class of each fund. The annual rate will not exceed the following limits:

                                                                Class A            Class B            Class C        Class R

   Principal Bond Fund, Inc.                                      .25%             1.00%              1.00%           .75%
   Principal Government Securities Income Fund, Inc.              .25%             1.00%              1.00%           .75%
   Principal High Yield Fund, Inc.                                .25%             1.00%              1.00%           .75%
   Principal Limited Term Bond Fund, Inc.                         .15%              .50%               .50%           .75%
   Principal Tax-Exempt Bond Fund, Inc.                           .25%             1.00%              1.00%            N/A

Distribution and shareholder servicing fees are paid to Princor Financial Services Corporation. A portion of the fees are subsequently remitted to retail dealers. Pursuant to the distribution agreements for Class A, Class B and Class R shares, fees that are unused by the principal underwriter at the end of the fiscal year are returned to the respective Income Funds which generated the excess.

At October 31, 2000, Principal Life Insurance Company, subsidiaries of Principal Life Insurance Company and benefit plans sponsored on behalf of Principal Life Insurance Company owned shares of the Income Funds as follows:

                                                                Class A                               Class C

   Principal Bond Fund, Inc.                                     93,529                                8,681
   Principal Government Securities Income Fund, Inc.              --                                   8,598
   Principal High Yield Fund, Inc.                              382,965                               13,369
   Principal Limited Term Bond Fund, Inc.                       562,154                               10,373
   Principal Tax-Exempt Bond Fund, Inc.                           --                                   7,974


Note 4 -- Investment Transactions

For the year ended October 31, 2000, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Income Funds were as follows:

                                                                     Purchases                                     Sales

   Principal Bond Fund, Inc.                                        $89,674,722                               $108,932,361
   Principal High Yield Fund, Inc.                                   50,692,258                                 56,045,747
   Principal Limited Term Bond Fund, Inc.                             9,879,898                                  5,935,139
   Principal Tax-Exempt Bond Fund, Inc.                              13,631,120                                 30,971,416

At October 31, 2000, net unrealized appreciation (depreciation) of investments by the Income Funds was composed of the following:

                                                                                                              Net Unrealized
                                                                  Gross Unrealized                             Depreciation
                                                    Appreciation              (Depreciation)                  of Investments

   Principal Bond Fund, Inc.                             $   944,337           $(6,953,190)                     $(6,008,853)
   Principal Government Securities Income Fund, Inc.       2,434,231            (3,747,685)                      (1,313,454)
   Principal High Yield Fund, Inc.                           258,778            (3,040,168)                      (2,781,390)
   Principal Limited Term Bond Fund, Inc.                     42,472              (976,822)                        (934,350)
   Principal Tax-Exempt Bond Fund, Inc.                    3,851,580            (6,413,957)                      (2,562,377)

The Income Funds may trade portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the fund commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the fund, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. As of October 31, 2000, there were no TBA purchase or sell commitments outstanding.

Note 4 -- Investment Transactions (Continued)

At October 31, 2000, the Income Funds held the following securities, which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect their sale in the ordinary course of business.

                                                                                                      Value at       Value as a
                                                                             Date of                 October 31,    Percentage of
                                              Security Description         Acquisition      Cost        2000         Net Assets

  Principal Bond Fund, Inc.              Calpine Corp. Senior Notes           8/8/0       $3,011,640  $ 2,962,761        1.81%
                                         Orix Credit Alliance
                                           Short Term Notes                   2/26/99      5,000,000    5,003,110        3.05
                                         Osprey Trust/Osprey I, Inc.
                                            Senior Secured Notes              9/16/99      4,500,000    4,547,488        2.77
                                         Royal KPN NV Senior Notes            9/27/00        749,520      745,178         .45
                                         Southern Energy, Inc.
                                           Senior Notes                       7/21/99      2,998,890    2,871,594        1.75
                                         Triton Energy Senior Notes           9/27/00      1,000,000    1,001,250         .61
                                                                              9/29/00        500,000      500,625         .31
                                         Vodafone Airtouch PLC
                                           Unsubordinated Notes               2/7/00         993,810    1,018,390         .62
                                                                                                 -
                                         Woodside Petroleum Notes            10/6/00         938,410      932,715         .57

                                                                                                      $19,583,111       11.94%
  Principal High Yield Fund, Inc.        CE Casecnan Water & Energy
                                         Co., Inc.
                                           Senior Notes                       1/21/00       $727,500    $ 667,500        2.17%
                                                                              5/11/00        229,375      222,500         .72
                                         Calpine Corp. Senior Notes           8/7/00       1,498,080    1,481,381        4.80
                                         EchoStar Broadband Corp.
                                           Senior Notes                       9/15/00        750,000      751,875        2.44
                                         International Game Technology
                                           Senior Notes                       7/14/00        720,937      731,250        2.37
                                         Orion Power Holdings, Inc.
                                             Senior Notes                     7/13/00      1,057,500    1,060,000        3.44
                                                                              7/13/00        528,750      530,000        1.72
                                         Station Casinos, Inc.
                                           Senior Subordinated Notes          6/29/00        697,242      701,750        2.28
                                         Tenet Healthcare Corp.
                                           Senior Notes                       9/22/00        785,625      785,625        2.55
                                         Triton Energy Senior Notes           9/27/00        500,000      500,625        1.62
                                                                              9/29/00        250,000      250,312         .81
                                         Williams Communication Group, Inc.
                                           Senior Notes                       8/3/00         251,684      223,125         .72
                                                                              8/3/00         250,382      223,125         .72
                                         Winstar Communications, Inc.
                                           Senior Notes                       3/27/00        250,000      176,250         .57
                                                                              6/15/00        476,250      352,500        1.14
                                         York Power Funding Ltd.
                                            Senior Secured Bonds              7/31/98        900,000      882,000        2.86

                                                                                                       $9,539,818       30.93%

  Principal Tax-Exempt Bond Fund, Inc.   Eddyville, Iowa IDR Ref. Bonds,
                                           Cargill, Inc. Project              1/11/95       $859,910     $998,750         .58%

The Income Funds' investments are with various issuers in various industries. The Schedules of Investments contained herein summarize concentration of credit risk by issuer and industry.

Note 5 -- Capital Share Transactions

Transactions in Capital Shares by fund were as follows:

                                                                  Principal                Principal                 Principal
                                                                    Bond             Government Securities          High Yield
                                                                 Fund, Inc.            Income Fund, Inc.            Fund, Inc.

  Year Ended October 31, 2000:
  Shares sold:
    Class A   .........................................          2,164,948                 2,897,222                  598,747
    Class B   .........................................            435,960                   530,819                  207,705
    Class C............................................             50,750                   100,079                   14,342
    Class R............................................            563,511                   469,003                   91,352
  Shares issued in reinvestment of dividends and distributions:
    Class A   .........................................            737,102                 1,015,046                  223,372
    Class B   .........................................            127,773                   114,747                   66,965
    Class C............................................              2,596                     3,145                    1,122
    Class R............................................             99,543                    61,795                   31,188
  Shares redeemed:
    Class A   .........................................         (4,438,298)               (6,280,390)              (1,392,164)
    Class B   .........................................           (748,197)                 (874,941)                (431,195)
    Class C............................................            (10,207)                  (40,355)                    (287)
    Class R............................................           (607,587)                 (409,880)                (146,115)

                                        Net (Decrease)          (1,622,106)               (2,413,710)                (734,968)



  Periods Ended October 31, 1999:
  Shares sold:
    Class A   .........................................          3,199,473                 5,139,925                  797,412
    Class B   .........................................            887,883                 1,209,279                  267,743
    Class C............................................             25,400                    29,810                   25,128
    Class R............................................            818,782                   617,460                   88,610
  Shares issued in reinvestment of dividends and distributions:
    Class A   .........................................            700,226                 1,093,369                  225,486
    Class B   .........................................            113,809                   117,555                   64,795
    Class C............................................                111                       186                       38
    Class R............................................             75,486                    48,733                   28,583
  Shares redeemed:
    Class A   .........................................         (2,982,198)               (6,419,532)              (1,240,512)
    Class B   .........................................           (552,055)                 (735,814)                (415,445)
    Class C............................................                (47)                      (72)                  --
    Class R............................................           (437,588)                 (326,089)                (114,513)

                               Net Increase (Decrease)           1,849,282                   774,810                 (272,675)



Note 5 -- Capital Share Transactions (Continued)

                                                                    Principal                   Principal
                                                                 Limited Term Bond           Tax-Exempt Bond
                                                                    Fund, Inc.                 Fund, Inc.

  Year Ended October 31, 2000:
  Shares sold:
    Class A   .........................................             1,130,938                  1,044,466
    Class B   .........................................               144,311                     81,567
    Class C............................................                26,264                     35,300
    Class R............................................               287,597                      N/A
  Shares issued in reinvestment of dividends and distributions:
    Class A   .........................................               126,215                    649,469
    Class B   .........................................                15,334                     39,324
    Class C   .........................................                 1,921                      1,126
    Class R............................................                22,066                      N/A
  Shares redeemed:
    Class A   .........................................            (1,448,917)                (3,624,026)
    Class B   .........................................               (97,659)                  (183,857)
    Class C............................................               (10,153)                    (2,443)
    Class R............................................              (135,567)                     N/A

                                Net Increase (Decrease)                62,350                 (1,959,074)



  Periods Ended October 31, 1999:
  Shares sold:
    Class A   .........................................             1,377,645                  2,233,237
    Class B   .........................................               169,744                    185,513
    Class C............................................                36,427                     11,645
    Class R............................................               221,185                      N/A
  Shares issued in reinvestment of dividends and distributions:
    Class A   .........................................               121,669                    542,861
    Class B   .........................................                11,365                     31,252
    Class C   .........................................                   232                         25
    Class R............................................                14,381                      N/A
  Shares redeemed:
    Class A   .........................................            (1,439,398)                (3,056,609)
    Class B   .........................................               (71,330)                  (142,639)
    Class C   .........................................                 --                         --
    Class R............................................               (97,249)                     N/A

                                Net Increase (Decrease)               344,671                   (194,715)

Note 6 -- Line of Credit

The Income Funds participate with other funds and portfolios managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the funds to borrow up to $75,000,000 collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund, based on its borrowings, at a rate equal to the Fed Funds Rate plus .50%. Additionally, a commitment fee is charged at the annual rate of .09% on the amount of the line of credit. The commitment fee is allocated among the participating funds and portfolios in proportion to their average net assets during each calendar quarter. At October 31, 2000, the Income Funds had no outstanding borrowings under the line of credit.



SCHEDULES OF INVESTMENTS

PRINCIPAL BOND FUND, INC.

                                                                       Principal
                                                            Amount         Value


Bonds (90.12%)

Air Transportation, Scheduled (4.90%)
   Continental Airlines, Inc. Pass-Through Cert.,
     Series 1999-2, Class A-1;
     7.26%; 9/15/2021                                   $2,862,581   $ 2,772,839
   Federal Express Corp. 1994
     Pass-Through Cert., Series A310-A3;
     8.40%; 3/23/2010                                    1,500,000     1,497,780
   Federal Express Corp. Pass-Through
     Cert.; 7.58%; 7/2/2019                              1,000,000       942,210
   Northwest Airlines Corp. Pass-Through
     Cert.; 7.58%; 3/1/2019                              1,974,152     1,926,239
   Northwest Airlines Pass-Through Cert.,
     Series 1999-1, Class 1A;
     6.81%; 2/1/2020                                       968,458       887,001

                                                                       8,026,069
Cable & Other Pay TV Services (3.35%)
   Cox Communications, Inc. Notes;
     7.75%; 8/15/2006                                    3,500,000     3,538,703
   CSC Holdings, Inc. Debentures;
     8.13%; 8/15/2009                                    2,000,000     1,946,654

                                                                       5,485,357
Cash Grains (1.52%)
   Aktiebolaget SKF Senior Notes;
     7.63%; 7/15/2003                                    2,500,000     2,495,433

Combination Utility Services (0.31%)
   PG Energy, Inc. First Mortgage
     Bonds; 8.38%; 12/1/2002                               500,000       511,988

Commercial Banks (2.76%)
   Bank One Corp. Subordinated Notes;
     7.88%; 8/1/2010                                     2,500,000     2,518,938
   FleetBoston Financial Corp.
     Notes; 7.25%; 9/15/2005                             2,000,000     2,008,072

                                                                       4,527,010
Computer & Data Processing
Services (3.52%)
   Comdisco, Inc.
     Medium-Term Notes;
     6.65%; 11/13/2001                                   2,000,000     1,810,536
     Notes; 6.00%; 1/30/2002                             3,100,000     2,387,000
   UNISYS Corp. Senior Notes;
     11.75%; 10/15/2004                                  1,500,000     1,571,250

                                                                       5,768,786
Computer & Office Equipment (1.80%)
   Seagate Technology, Inc. Senior Notes;
     7.37%; 3/1/2007                                     3,000,000     2,947,332

Credit Reporting & Collection  (3.05%)
   Orix Credit Alliance Short-Term Notes;
     7.00%; 3/15/2001                                    5,000,000(a)  5,003,110

Crude Petroleum & Natural Gas (4.48%)
   Louis Dreyfus Natural Gas Corp.
     Senior Notes; 6.88%; 12/1/2007                      $2,000,000  $ 1,873,758
   Occidental Petroleum Corp.
     Medium-Term Notes;
     9.73%; 6/15/2001                                      500,000       506,042
   Triton Energy Senior Notes;
     8.88%; 10/1/2007                                    1,500,000(a)  1,501,875
   Union Pacific Resources
     Debentures; 7.95% 4/15/2029                         2,500,000     2,526,367
   Woodside Petroleum Notes;
      6.60%; 4/15/2008                                   1,000,000(a)    932,715
                                                                       7,340,757
Electric Services (15.54%)
   AES Ironwood LLC Senior Secured
     Bonds; 8.88%; 11/30/2025                            4,000,000     4,029,040
   Calpine Corp. Senior Notes;
     8.63%; 8/15/2010                                    3,000,000(a)  2,962,761
   CE Generation LLC Senior Secured
     Notes; 7.42%; 12/15/2018                            1,974,000     1,849,520
   Central Vermont Public Services
     Second Mortgage Bonds;
     8.13%; 8/1/2004                                     3,000,000     2,943,876
   Dominion Resources, Inc. Notes;
     7.82%; 9/15/2014                                    2,500,000     2,554,683
   East Coast Power, LLC Senior Secured
     Notes; 7.54%; 6/30/2017                             3,000,000     2,700,090
   Osprey Trust/Osprey I, Inc. Senior
     Secured Notes; 8.31%; 1/15/2003                     4,500,000(a)  4,547,488
   Southern Energy, Inc. Senior Notes;
     7.90%; 7/15/2009                                    3,000,000(a)  2,871,594
   Toledo Edison Co. Debentures;
     8.70%; 9/1/2002                                     1,000,000     1,016,108

                                                                      25,475,160
Fabricated Rubber Products, NEC (0.96%)
   M. A. Hanna Co. Senior Notes;
     9.38%; 9/15/2003                                    1,500,000     1,566,038

Farm & Garden Machinery (0.53%)
   Case Corp. Notes; 7.25%; 1/15/2016                    1,000,000       866,320

Finance Services (2.12%)
   Associates Corp. of N.A.
     Senior Notes; 7.75%; 2/15/2005                      1,500,000     1,538,719
     Senior Notes; 5.75%; 11/1/2003                      2,000,000     1,940,018

                                                                       3,478,737
Foreign Banks, Branches &
Agencies (0.90%)
   BSCH Issuance Ltd. Bond;
     7.63%; 9/14/2010                                    1,500,000     1,480,698

Funeral Service & Crematories (0.84%)
   Service Corp. International Notes;
     6.00%; 12/15/2005                                   2,500,000     1,375,000

General Government, NEC (2.43%)
   Mexican U.S. Bonds;
     8.63%; 3/12/2008                                   $1,500,000   $ 1,456,500
   Republic of Korea Unsubordinated
     Notes; 8.88%; 4/15/2008                             1,000,000     1,044,000
   Quebec Province Debentures;
     7.50%; 7/15/2023                                    1,500,000     1,489,089

                                                                       3,989,589
Gold & Silver Ores (0.71%)
   Placer Dome, Inc. Notes;
      7.13%; 6/15/2007                                   1,250,000     1,172,401

Heavy Construction, Except
Highway (1.01%)
   Mastec, Inc. Senior Subordinated Notes;
     7.75%; 2/1/2008                                     1,750,000     1,662,500

Hospitals (0.62%)
   Health Care Corp. Notes;
     8.75%; 9/1/2010                                     1,000,000     1,008,989

Hotel & Motels (1.79%)
   Marriott International, Inc. Notes;
     6.63%; 11/15/2003                                   3,000,000     2,929,725

Machinery, Equipment &
Supplies (0.15%)
   AAR Corp. Notes; 7.25%; 10/15/2003                      250,000       248,840

Medical Service & Health
Insurance (1.97%)
   Conseco, Inc. Notes; 8.75%; 2/9/2004                  5,000,000     3,225,000

Miscellaneous Amusement, Recreation
Service (1.54%)
   Park Place Entertainment Corp. Senior
     Subordinated Notes; 9.38%; 2/15/2007                2,500,000   2,518,750
Miscellaneous Investing (2.75%)
   BRE Properties, Inc. Notes;
     7.20%; 6/15/2007                                    2,000,000     1,859,816
   First Industrial LP Medium-Term
     Notes; 7.00%; 12/1/2006                             1,500,000     1,423,861
   Weingarten Realty Investors
     Medium-Term Notes;
     7.29%; 5/23/2005                                    1,250,000     1,228,246

                                                                       4,511,923
Miscellaneous Metal Ores (0.41%)
   Cyprus Minerals Co. Notes;
     10.13%; 4/1/2002                                      650,000       671,645

Mortgage Bankers & Brokers (1.16%)
   Chase Commercial Mortgage Securities
     Corp., Class C Notes;
     6.60%; 12/19/2007                                   2,000,000     1,906,051

Motor Vehicles, Parts & Supplies (0.36%)
   Visteon Corporation Senior Notes;
     8.25%; 8/1/2010                                     $ 600,000   $   593,745

Motor Vehicles & Equipment (1.22%)
   Ford Motor Co. Debentures;
     7.50%; 8/1/2026                                     1,000,000       926,583
     8.90%; 1/15/2032                                    1,000,000     1,065,140

                                                                       1,991,723
Natural Gas Liquids (1.86%)
   Duke Energy Field Services, LLC
     Notes; 7.88%; 8/16/2010                             1,100,000     1,120,522
   Enron Corp. Bonds;
     7.38%; 5/15/2019                                    2,000,000     1,933,654

                                                                       3,054,176
Newspapers (1.78%)
   United News & Media PLC Notes;
     7.75%; 7/1/2009                                     3,000,000     2,921,403

Operative Builders (1.28%)
   Pulte Corp.
     Senior Notes; 8.38%; 8/15/2004                        500,000       491,054
     Notes; 7.63%; 10/15/2017                           2,000,000     1,611,898

                                                                       2,102,952
Ordnance & Accessories, NEC (0.63%)
   Lockheed Martin Corp. Notes;
     7.95%; 12/1/2005                                    1,000,000     1,027,549

Paper & Paper Products (1.71%)
   Boise Cascade Office Products Corp.
     Notes; 7.05%; 5/15/2005                             3,000,000     2,808,999

Paper Mills (1.52%)
   Abitibi-Consolidated, Inc. Bonds;
     8.55%; 8/1/2010                                     1,500,000     1,488,851
   Chesapeake Corp. Notes;
     9.88%; 5/1/2003                                     1,000,000     1,011,402

                                                                       2,500,253
Paperboard Mills (0.96%)
   Federal Paper Board Co., Inc.
     Debentures; 8.88%; 7/1/2012                         1,500,000     1,580,616

Personal Credit Institutions (1.84%)
   Ford Motor Credit Co. Notes;
     7.88%; 6/15/2010                                    3,000,000     3,025,215

Petroleum Refining (2.14%)
   Ashland Oil, Inc. Medium-Term Notes;
     7.71%; 5/11/2007                                      500,000       492,888
     7.72%; 7/15/2013                                    1,000,000       958,051
     7.73%; 7/15/2013                                      750,000       719,125
   Mapco, Inc. Medium-Term Notes;
     8.48%; 8/5/2013                                     1,000,000     1,038,528
   Sun Co., Inc. Notes; 7.13%; 3/15/2004                   300,000       299,097

                                                                       3,507,689
Public Building & Related
Furniture (0.57%)
   Lear Corp. Senior Notes;
     7.96%; 5/15/2005                                   $1,000,000   $   931,063

Railroads (2.88%)
   Norfolk Southern Corporation
     Bonds; 7.80%; 5/15/2027                             2,500,000     2,428,890
   Union Pacific Corp. Debentures;
     7.00%; 2/1/2016                                     2,500,000     2,295,548

                                                                       4,724,438
Real Estate Operators & Lessors (0.73%)
   First Industrial, L.P. Notes;
     7.60%; 5/15/2007                                    1,250,000     1,203,174

Security Brokers & Dealers (2.12%)
   Lehman Brothers, Inc. Senior
     Subordinated Notes;
     7.38%; 1/15/2007                                    3,545,000     3,475,348

Ship & Boat Building &
Repairing (0.55%)
   Brunswick Corp. Debentures;
     7.38%; 9/1/2023                                     1,000,000       902,884

Telephone Communication (6.17%)
   GTE Corp. Debentures;
     6.94%; 4/15/2028                                    1,500,000     1,368,007
   Global Crossing Holdings Ltd. Senior
     Notes; 9.13%; 11/15/2006                            1,000,000       953,750
   Qwest Capital Funding, Inc.
     Company Guarantee;
     7.90%; 8/15/2010                                    1,400,000     1,421,263
     6.88%; 7/15/2028                                    2,000,000     1,760,384
   Royal KPN NV Senior Notes;
     7.50%; 10/1/2005                                      750,000(a)    745,178
   Sprint Capital Corp.
     Global Bonds; 6.88%; 11/15/2028                     1,000,000       823,215
     Notes; 6.90%; 5/1/2019                              1,000,000       850,976
   Telefonica Europe, B.V.
     Company Guarantee;
     7.75%; 9/15/2010                                    1,175,000     1,180,406
   Vodafone Airtouch PLC
     Unsubordinated Notes;
     7.75%; 2/15/2010                                    1,000,000(a)  1,018,390
                                                                      10,121,569
Variety Stores (0.68%)
   Dayton-Hudson Corp. Debentures;
     9.25%; 8/15/2011                                    1,000,000     1,113,309


                                     Total Bonds                     147,779,313

Asset-Backed Securities (4.81%)

Mortgage Bankers & Brokers  (1.88%)
   Chase Commercial Mortgage Securities
     Corp. Mortgage-Backed Security,
     Class A2;  7.63%; 7/15/2032                        $3,000,000   $ 3,088,632

Security Brokers & Dealers (2.93%)
   Merrill Lynch Mortgage Investors, Inc.
     Collateralized Mortgage-Backed
     Security, Series 95-C3, Class C;
     7.35%*; 12/26/2025                                  3,000,000     2,990,028
   JP Morgan Commercial Mortgage Finance
     Corp. Commercial Mortgage
     Pass-Through Cert. 2000-C9, Class A2;
     7.77%; 10/15/2032                                   1,750,000     1,813,494


                   Total Asset-Backed Securities                       7,892,154

Commercial Paper (1.24%)

Personal Credit Institutions (1.24%)
   Investment in Joint Trading Account,
     Associates Corp. of North America;
     6.65%; 11/1/2000                                    2,029,133     2,029,133

U.S. Government Bonds (2.15%)

Treasury Bonds (1.83%)
   U.S. Government Treasury Bond;
     5.75%; 8/15/2010                                    3,000,000     2,997,189

Treasury Notes (0.32%)
   U.S. Government Treasury Bond;
     6.13%; 8/15/2029                                      500,000       517,812


            Total Portfolio Investments (98.32%)                     161,215,601

Cash, receivables and other assets,
   net of  liabilities (1.68%)                                         2,758,767


                      Total Net Assets (100.00%)                    $163,974,368

(a)  Restricted security - See Note 4 to the financial statements.
*  Variable rate (monthly)

PRINCIPAL GOVERNMENT SECURITIES INCOME
FUND, INC.


       Description of Issue                Principal
   Type     Rate       Maturity             Amount         Value

Government National Mortgage Association (GNMA)
Certificates (94.63%)

GNMA I     5.50%  12/15/2013-3/15/2014     $3,961,739  $ 3,754,267
GNMA I     6.00   10/15/2023-4/15/2024     11,531,959   10,959,032
GNMA I     6.50    7/15/2008-1/15/2029     68,436,019   66,379,138
GNMA I     7.00   10/15/2022-4/15/2029     66,800,714   66,060,839
GNMA I     7.25    9/15/2025-10/15/2025    2,229,769     2,218,643
GNMA I     7.50    4/15/2017-10/15/2027    25,094,904   25,281,633
GNMA I     8.00    8/15/2016-7/15/2030     14,041,261   14,318,752
GNMA II    5.50    7/20/2014                  909,474      856,666
GNMA II    6.00    1/20/2024-8/20/2028     43,606,125   41,114,495
GNMA II    6.50    3/20/2024-3/20/2027     10,256,530    9,906,406



                         Total GNMA Certificates       240,849,871


                                                                       Principal
                                                            Amount         Value


Federal Agency Short-Term Obligation (4.89%)
   Investment in Joint Trading Account,
     Federal Home Loan Mortgage Corp.;
     6.45%; 11/1/2000                                  $12,433,641   $12,433,641


                              Total Portfolio Investments (99.52%)   253,283,512

Cash, receivables and other assets,
   net of liabilities (0.48%)                                          1,231,547


                                       Total Net Assets (100.00%)   $254,515,059

                                       Principal
                                         Amount         Value

Principal High Yield Fund, Inc.
Bonds (92.86%)

Advertising (1.63%)
   Lamar Media Corp.
     Senior Subordinated Notes;
     9.63%; 12/1/2006                  $ 500,000    $  503,750

Air Transportation, Scheduled (2.50%)
   Atlas Air, Inc. Senior Notes;
     10.75%; 8/1/2005                    750,000       772,500

Cable & Other Pay TV Services (2.80%)
   Charter Communications Holdings, LLC
     Senior Discount Notes;
     11.75%; 1/15/2010                 1,500,000       862,500

Communications Equipment (2.34%)
   Microcell Telecommunications, Inc.
     Senior Discount Notes;
     0.00%; 6/1/2006                     750,000(a)    721,875

Communications Services, NEC (3.73%)
   Level 3 Communications, Inc.
     Senior Discount Notes;
     0.00%; 3/15/2010                  1,650,000(a)    812,625
   Nextel Communications Senior Notes;
     9.38%; 11/15/2009                   350,000       337,750

                                                     1,150,375
Computer & Data Processing
Services (5.59%)
   Globix, Inc. Senior Notes;
     12.50%; 2/1/2010                    750,000       412,500
   PSINet, Inc. Senior Notes;
     10.50%; 12/1/2006                 1,100,000       525,250
   UNISYS Corp. Senior Notes;
     11.75%; 10/15/2004                  750,000       785,625

                                                     1,723,375
Computer & Office Equipment (2.37%)
   International Game Technology Senior
     Notes; 8.38%; 5/15/2009             750,000(b)    731,250

Crude Petroleum & Natural Gas (4.88%)
   Chesapeake Energy Corp. Senior
     Notes, Series A; 9.63%; 5/1/2005    750,000       752,813
   Triton Energy Senior Notes;
     8.88%; 10/1/2007                    750,000(b)    750,937

                                                     1,503,750
Electric Services (9.47%)
   AES Corp. Senior Notes;
     9.38%; 9/15/2010                    550,000       558,250
   Calpine Corp. Senior Notes;
     8.63%; 8/15/2010                  1,500,000(b)  1,481,381
   York Power Funding Ltd.
   Senior Secured
     Bonds; 12.00%; 10/30/2007           900,000(b)    882,000

                                                     2,921,631
Electronic Components &
Accessories (2.44%)
   EchoStar Broadband Corp.
   Senior Notes;
     10.37%; 10/1/2007                 $ 750,000(b) $  751,875

Finance Services (5.16%)
   Orion Power Holdings, Inc.
     Senior Notes; 12.00%; 5/1/2010    1,500,000(b)  1,590,000

Funeral Service & Crematories (3.80%)
   Service Corp. International Notes;
     6.75%; 6/1/2001                     750,000       697,500
     7.38%; 4/15/2004                    750,000       476,250

                                                     1,173,750
Grocery Stores (2.10%)
   Marsh Supermarkets, Inc. Senior
     Subordinated Notes;
     8.88%; 8/1/2007                     700,000       647,500

Heavy Construction, Except
Highway (2.31%)
   Mastec, Inc. Senior Subordinated
     Notes; 7.75%; 2/1/2008              750,000       712,500

Hospitals (4.78%)
   IASIS Healthcare Corp. Notes;
     13.00%; 10/15/2009                  750,000       690,000
   Tenet Healthcare Corp. Senior Notes;
     9.25%; 9/1/2010                     750,000(b)    785,625

                                                     1,475,625
Hotels & Motels (2.10%)
   John Q. Hammons Hotels, Inc.
     First Mortgage Notes;
     8.88%; 2/15/2004                    700,000       647,500

Miscellaneous Amusement, Recreation
Service (2.28%)
   Station Casinos, Inc. Senior
     Subordinated Notes;
     9.88%; 7/1/2010                     700,000(b)    701,750


Oil & Gas Field Services (2.38%)
   Parker Drilling Co. Senior Notes;
     9.75%; 11/15/2006                   750,000       735,000

Personal Credit Institutions (0.39%)
   MacSaver Financial Services, Inc.
     Notes; 7.60%; 8/1/2007              800,000(c)    120,000

Radio & Television Broadcasting (2.65%)
   Antenna TV S.A. Senior Notes;
     9.00%; 8/1/2007                     900,000       819,000

Residential Building Construction (2.29%)
   D. R. Horton, Inc. Notes;
     9.75%; 9/15/2010                    750,000       705,938

Sanitary Services (0.97%)
   Allied Waste NA Corporate
     Subordinated Bonds;
     10.00%; 8/1/2009                    350,000       299,250

Sawmills & Planning Mills (2.83%)
   Doman Industries Ltd. Senior Notes;
     12.00%; 7/1/2004                  $ 900,000    $  873,000

Telegraph & Other
Communications (2.29%)
   Orius Capital Corp. Senior
   Subordinated
     Notes; 12.75%; 1/1/2010             750,000       705,000

Telephone Communication (15.89%)
   Clearnet Communications, Inc.
     Senior Discount Notes;
     00.00%; 12/15/2005                  750,000(a)    795,000
   Covad Communications Group, Inc.
     Senior Notes; 12.00%; 2/15/2010   1,500,000       731,250
   Intermedia Communications, Inc.
     Senior Notes; 8.60%; 6/1/2008     1,150,000     1,083,875
   NEXTLINK Communications, Inc.
     Senior Notes; 10.75%; 6/1/2009    1,500,000     1,316,250
   Williams Communication Group, Inc.
     Senior Notes; 11.70%; 8/1/2008      500,000(b)    446,250
   Winstar Communications, Inc. Senior
     Notes; 12.75%; 4/15/2010            750,000(b)    528,750

                                                     4,901,375
Water Supply (2.89%)
   CE Casecnan Water & Energy Co., Inc.
     Senior Notes; 11.45%; 11/15/2005  1,000,000(b)    890,000


                                     Total Bonds    28,640,069

                                         Shares
                                          Held          Value


Common Stocks (0.00%)

Communications Equipment (0.00%)
   FWT, Inc.                              14,933(d) $    --

Computer & Data Processing (0.00%)
   DecisionOne Corp. - Common              3,500(d)      --
   DecisionOne Corp. - Warrants
     Class A                               2,054(d)      --
     Class B                               3,540(d)      --
     Class C                               2,100(d)      --


                             Total Common Stocks         --

Preferred Stocks (0.26%)

Communications Equipment (0.24%)
   FWT, Inc.                             149,333(d)     74,666

Fuel Dealers (0.02%)
   Star Gas Partners LP                      308         5,140


                          Total Preferred Stocks        79,806

Commercial Paper (4.40%)

Personal Credit Institutions (4.40%)
   Investment in Joint Trading Account,
     Associates Corp. of North America;
     6.65%; 11/1/2000                  $1,357,343   $1,357,343


            Total Portfolio Investments (97.52%)    30,077,218

Cash, receivables and other assets,
   net of  liabilities (2.48%)                         766,366


                      Total Net Assets (100.00%)   $30,843,584



(a)  Non-income producing security - Zero-step coupon bond.
(b)  Restricted security - See Note 4 to the financial statements.
(c)  Non-income producing security - Security in default.
(d) Non-income producing security - No dividend paid during the past twelve months.


PRINCIPAL LIMITED TERM BOND FUND, INC.
                                                    Principal
                                         Amount         Value
Bonds (47.77%)

Automotive Rentals, No Drivers (2.95%)
   Rollins Truck Leasing Corp.
   Collateral
     Trust USA Corporate Bond;
     8.25%; 5/1/2002                   $1,000,000   $1,002,063

Department Stores (6.77%)
   Dillards, Inc. Notes;
     6.43%; 8/1/2004                     490,000       372,591
   J.C. Penney Co., Inc. Notes;
     9.05%; 3/1/2001                   1,505,000     1,473,666
   Sears Roebuck Acceptance Corp.
     Medium-Term Notes, Series II;
     6.69%; 8/13/2001                    450,000       449,816

                                                     2,296,073
Federal & Federally Sponsored
Credit (0.38%)
   Federal Home Loan Mortgage
     Corp. Debentures;
     6.57%; 2/27/2007                    130,000       129,938

Financial Services (1.11%)
   Pemex Finance, Ltd. Global Notes;
     6.13%; 11/15/2003                   384,800       377,154

General Industrial Machinery (2.96%)
   Timken Co. Medium-Term Notes;
     7.30%; 8/13/2002                  1,000,000     1,005,421

Medical Service & Health
Insurance (4.35%)
   Aetna, Inc. Notes;
     6.38%; 8/15/2003                  1,500,000     1,476,319

Mortgage Bankers & Brokers (4.44%)
   Countrywide Funding Corp.
     Medium-Term Notes;
     6.05%; 3/1/2001                     860,000       858,207
     Subordinated Notes;
     8.25%; 7/15/2002                    640,000       648,966

                                                     1,507,173
Motor Vehicles & Equipment (1.50%)
   General Motors Corp. Medium-Term
     Notes; 9.20%; 7/2/2001              500,000       507,904

Paper Mills (2.94%)
   International Paper Co. Notes;
     7.00%; 6/1/2001                   1,000,000       997,360

Paperboard Mills (4.45%)
   Temple-Inland, Inc. Notes;
     9.00%; 5/1/2001                   1,500,000     1,509,799

Personal Credit Institutions (4.05%)
   Ford Motor Credit Co. Notes;
     7.50%; 1/15/2003                  $1,367,000   $1,372,903

Security Brokers & Dealers (8.94%)
   Lehman Brothers, Inc. Senior
     Subordinated Notes;
     7.25%; 4/15/2003                  1,500,000     1,503,039
   Morgan Stanley Dean Witter & Co.
     Notes; 7.75%; 6/15/2005           1,500,000     1,531,090

                                                     3,034,129
Telephone Communication (2.93%)
   Worldcom, Inc. Senior Notes;
     6.13%; 8/15/2001                  1,000,000       993,847


                                     Total Bonds    16,210,083


       Description of Issue             Principal
  Type        Rate       Maturity        Amount        Value

Federal Home Loan Mortgage Corporation (FHLMC)
Certificates (8.20%)

FHLMC      6.50%   4/1/2009-4/1/2015   $ 770,684    $  756,721
FHLMC      7.00    12/1/2022-3/1/2028    791,256       778,985
FHLMC      7.25    12/1/2007             258,559       257,829
FHLMC      7.50    12/1/2029             476,280       476,322
FHLMC      8.00    12/1/2011-10/1/2022   330,143       333,724
FHLMC      8.25    1/1/2012               12,969        13,009
FHLMC      9.00    9/1/2009              157,808       164,045


                        Total FHLMC Certificates     2,780,635

Federal National Mortgage Association (FNMA)
Certificates (8.79%)

FNMA 6.00  7/1/2028                      931,559       875,448
FNMA 7.50  10/1/2029                   1,457,696     1,456,420
FNMA 8.00  10/1/2006-5/1/2027            239,507       241,881
FNMA 8.50  5/1/2022                      268,452       275,637
FNMA 9.00  2/1/2025                      129,510       134,563


                         Total FNMA Certificates     2,983,949

Government National Mortgage Association (GNMA)
Certificates (6.73%)

GNMA I     6.50    6/15/2028-9/15/2028 1,758,661     1,699,244
GNMA I     9.00    7/15/2017              24,135        25,275
GNMA II    6.00    7/20/2028             438,934       412,613
GNMA II    8.00    1/20/2016             143,449       146,137


                         Total GNMA Certificates     2,283,269

Asset-Backed Securities (24.23%)

Business Credit Institutions (2.57%)
   Union Acceptance Securitization Corp.
     Won Tr. Series 2000-B, Class A2;
     7.28%; 6/9/2003                   $ 871,111   $   872,914

Mortgage Pass-Through
Securities (21.65%)
   DLJ Commercial Mortgage Corp.
     Class A1A,
     Series 1998-CF1; 6.14%; 10/15/2006  565,900       552,748
     Series 1999-CG1; 6.08%; 7/10/2008 1,363,126     1,319,850
   GMAC Commercial Mortgage Securities,
     Inc., Series 1998-C2 CL C;
     6.50%; 8/15/2008                  1,000,000       949,340
   J.P. Morgan Commercial Mortgage
     Finance Corp., Series 97-C5,
     Class A-2; 7.06%; 9/15/2029       1,445,000     1,447,739
   LB Commercial Conduit Mortgage Trust,
     Series 1999-C1 CL A1;
     6.41%; 8/15/2007                  1,246,086     1,222,304
   Lehman Large Loan, Class A1,
     Series 1997-LLI; 6.79%; 6/12/2004 1,413,884     1,414,770
   Prudential Securities Secured Financing
     Corp., Series 1998-C1,
     Class A1A1; 6.11%; 11/15/2002        94,204        93,366
   Salomon Brothers Mortgage SEC VII,
     Series 1996-C1, Class A2;
     6.78%; 1/20/2028                    248,360       247,388
   Union Acceptance Corp. 1996-B Auto
     Trust, Class A; 6.45%; 7/8/2003     100,677       100,423


                     Total Asset-Backed Securities   8,220,842

Commercial Paper (3.01%)

Personal Credit Institutions (3.01%)
   Investment in Joint Trading Account,
     Associates Corp. of North America;
     6.65%; 11/1/2000                  1,021,431     1,021,431


            Total Portfolio Investments (98.73%)    33,500,210

Cash, receivables and other assets,
   net of liabilities (1.27%)                          431,905


                       Total Net Assets (100.00%)  $33,932,115

PRINCIPAL TAX-EXEMPT BOND FUND, INC.


                                        Principal
                                         Amount         Value


Long-Term Tax-Exempt Bonds (97.46%)

Alabama (0.51%)
   Phenix County, Alabama IDB
     Environmental Improvement Rev.
     Bonds, Mead Coated Board, Inc.,
     Series B; 5.25%; 4/1/2028        $1,000,000  $   887,500

Arkansas (2.72%)
   City of Blytheville, Arkansas
   Solid Waste
     Recycling & Sewer Treatment Rev.
     Bonds, Nucor Corp. Project,
     Series 1992; 6.90%; 12/1/2021     4,610,000     4,771,350

California (1.82%)
   California Pollution Control Funding
     Authority Pollution Control
     Rev. Ref.
     Bonds for San Diego Gas &
     Electric,
     Series A; 5.90%; 6/1/2014         1,000,000     1,087,500
   City of Upland, California
     San Antonio Comm. Hospital
     Cert. of Participation;
     5.25%; 1/1/2004                   2,080,000     2,093,000

                                                     3,180,500
Colorado (2.99%)
   City & County of Denver, Colorado
     Airport System Rev. Bonds,
     Series 1991D; 7.75%; 11/15/2013   3,185,000     3,774,225
   Colorado Health Fac. Authority Rev.
     Bonds for Sisters of Charity
     Healthcare Systems, Series 1994;
     5.25%; 5/15/2014                  1,500,000     1,458,750

                                                     5,232,975
Florida (0.58%)
   Nassau County, Florida Pollution
     Control Ref. Bonds for ITT
     Rayonier, Inc. Project;
     6.10%; 6/1/2005                   1,000,000     1,015,000

Georgia (2.76%)
   Effingham County, Georgia Dev.
     Authority Waste Disposal Rev. for
     Fort James Project; 5.63%;
     7/1/201                          83,000,000     2,778,750
   Fulco, Georgia Hospital
   Authority Rev.
     Anticipation Cert. for
     St. Joseph's
     Hospital of Atlanta, Inc.;
     5.50%; 10/1/2014                  2,000,000     2,055,000

                                                     4,833,750
Illinois (17.27%)
   Chicago, Illinois Midway Airport Rev.
     Bonds, Series A, MBIA Insured;
     5.50%; 1/1/2011                   1,500,000     1,550,625
     5.50%; 1/1/2013                     500,000       510,625
   Chicago, Illinois O'Hare International
     Airport Special Fac. Rev. Bonds for
     American Airlines, Inc. Project A;
     7.88%; 11/1/2025                  $3,010,000   $3,106,260
   Chicago, Illinois O'Hare International
     Airport Special Fac. Rev. Bonds for
     Lufthansa German Airlines Project;
     7.13%; 5/1/2018                   1,000,000     1,029,860
   Chicago, Illinois O'Hare International
     Airport Special Fac. Rev. Bonds for
     United Airlines Project, Series A;
     5.35%; 9/1/2016                   5,000,000     4,306,250
   City of Chicago, Illinois Adj. Rate Gas
     Supply Rev. Bonds,
     Peoples Gas Light & Coke Project,
     Series 1985A;
     6.88%; 3/1/2015                   2,800,000     2,929,500
   Illinois Dev. Finance Authority
     Solid Waste Disposal Waste
     Management, Inc; 5.05%; 1/1/2010  3,750,000     3,234,375
   Illinois Health Fac. Authority Advocate
     Health Care Network, Series B;
     5.25%; 8/15/2018                  2,910,000     2,622,637
   Illinois Health Fac. Authority Ref. Rev.
     Bonds for OSF Healthcare System;
     5.75%; 11/15/2007                 1,000,000       998,750
   Illinois Health Fac. Authority Rev. Bonds,
     Northwestern Memorial Hospital,
     Series 1994A;
     5.60%; 8/15/2006                    500,000       511,875
     5.75%; 8/15/2008                    615,000       628,069
     5.80%; 8/15/2009                    840,000       854,700
     6.10%; 8/15/2014                  1,000,000     1,015,000
   Illinois Health Fac. Authority Rev.
     Bonds for Sarah Bush Lincoln
     Health Center;
     Series 1992; 7.25%; 5/15/2002     2,950,000     3,127,000
     Series 1996B; 6.00%; 2/15/2011    1,000,000       993,750
     Series 1996B; 5.50%; 2/15/2016    1,000,000       921,250
   Illinois Health Fac. Authority Rev.
     Bonds for South Suburban Hospital,
     Series 1992;
     7.00%; 2/15/2009                    305,000       339,694
     7.00%; 2/15/2018                    720,000       837,900
   Illinois Health Fac. Authority Rev. Ref.
     Bonds for Advocate Healthcare,
     Series A; 6.75%; 4/15/2012          680,000       714,000

                                                    30,232,120
Indiana (6.22%)
   Indiana Health Fac. Financing Authority
     Hospital Rev. Bonds, Clarian Health
     Partners, Inc.; 5.50%; 2/15/2009  2,520,000     2,532,600
   Indiana Health Fac. Financing
     Authority Hospital Rev. Ref. Bonds,
     Schneck Memorial Hospital,
     Series 1998;
     4.70%; 2/15/2006                    500,000       467,500
     5.13%; 2/15/2017                    500,000       406,250
   Indianapolis, Indiana Airport Authority
     Special Fac. Rev. Bonds, Federal
     Express Corp.; 7.10%; 1/15/2017   $2,000,000  $ 2,102,500
   Lawrenceburg, Indiana Pollution
     Control Rev. Ref. Bonds, Indiana
     Michigan Power Co. Project,
     Series D; 7.00%; 4/1/2015         1,000,000     1,035,000
     Series E; 5.90%; 11/1/2019        3,220,000     3,163,650
   Warrick County, Indiana
     Environmental Improvement Rev.
     Bonds, Southern Indiana Gas &
     Electric, Series 1993B;
     6.00%; 5/1/2023                   1,190,000     1,192,975

                                                    10,900,475
Iowa (3.45%)
   City of Muscatine, Iowa Electric Rev.
     Ref. Bonds, Series 1986;
     6.00%; 1/1/2006                     150,000       150,230
     5.00%; 1/1/2007                   1,575,000     1,574,811
   Eddyville, Iowa IDR Ref. Bonds,
     Cargill, Inc. Project;
     5.63%; 12/1/2013                  1,000,000(a)    998,750
   Iowa Finance Authority Hospital Fac.
     Ref. Rev. Bonds for Jennie
     Edmundson Memorial Hospital;
     7.40%; 11/1/2006                    550,000       576,417
   Iowa Finance Authority Hospital Fac.
     Ref. Rev. Bonds, Iowa Health Systems,
     Series A, MBIA Insured;
     5.13%; 1/1/2028                   3,000,000     2,730,000

                                                     6,030,208
Kentucky (1.03%)
   City of Ashland, Kentucky Sewage
     and Solid Waste Rev. Bonds for
     Ashland Oil, Inc. Project,
     Series 1995; 7.13%; 2/1/2022        750,000       786,562
   City of Ashland, Kentucky Solid
     Waste Rev. Bonds for Ashland
     Oil, Inc. Project, Series 1991;
     7.20%; 10/1/2020                  1,000,000     1,025,000

                                                     1,811,562
Louisiana (1.15%)
   St. Charles Parish, Louisiana Pollution
     Control Rev. Bonds for Louisiana
     Power & Light Co. Project;
      7.50%; 6/1/2021                  1,950,000     2,007,857

Michigan (3.11%)
   Detroit, Michigan LOC Dev. Financing
     Authority Ref. Bonds for Chrysler
     Corp., Senior Series A;
     5.20%; 5/1/2010                   1,700,000     1,689,375
   Michigan State Hospital Financing
     Authority Hospital Rev. Bonds for
     Detroit Medical Center, Obligated-A;
     5.25%; 8/15/2028                  1,500,000     1,012,500
   Michigan State Hospital Financing
     Authority Hospital Rev. Bonds for
     Detroit Medical Center, Series 1993B;
     5.75%; 8/15/2013                    600,000       495,000
     5.50%; 8/15/2023                  2,000,000     1,447,500
   Michigan State Hospital Financing
     Authority Rev. Ref. Bonds,
     Daughters of Charity National Health
     System; 5.50%; 11/1/2005          $ 790,000   $   807,775

                                                     5,452,150
Minnesota (0.84%)
   City of Bass Brook, Minnesota Pollution
     Control Rev. Ref. Bonds for
     Minnesota Power & Light Project;
     6.00%; 7/1/2022                   1,500,000     1,473,750

Mississippi (1.82%)
   Grenada County, Mississippi Rev. Ref.
     Bonds, Georgia Pacific Corp. Project;
     5.45%; 9/1/2014                     500,000       468,750
   Mississippi Dev. Bank Special
     Obligation Park Place Entertainment,
     Rev. Bonds; 6.25%; 12/1/2017      2,825,000     2,726,125

                                                     3,194,875
Missouri (1.06%)
   Cape Girardeau County Mo.
     Industrial Dev. Authority
     Waste Disposal Rev.;
     5.30%; 5/15/2028                  2,000,000     1,850,000

Nebraska (0.57%)
   Dawson County, Nebraska Sanitary &
     Improvement General Obligation
     Ref. Bonds; 5.55%; 2/1/2017       1,000,000     1,002,500

New Mexico (1.27%)
   City of Lordsburg, New Mexico
     Pollution Control Rev. Bonds
     for Phelps Dodge Corp. Project;
     6.50%; 4/1/2013                   2,150,000     2,219,875

New York (3.49%)
   Dutchess County, New York Industrial
     Dev. Agency Bonds, IBM Corp.
     Project; 5.45%; 12/1/2029         6,000,000     6,112,500

North Carolina (1.70%)
   Martin County, North Carolina
     Industrial Fac. & Pollution Control
     Finance Authority Solid Waste
     Rev. Bonds, Weyerhaeuser;
     5.65%; 12/1/2023                  1,000,000       928,750
     6.80%; 5/1/2024                   2,000,000     2,045,000

                                                     2,973,750
North Dakota (1.14%)
   Mercer County, North Dakota
     Pollution Control Rev. Bonds,
     Ottertail Power Co. Project,
     Series 1991; 6.90%; 2/1/2019      1,950,000     1,999,276

Ohio (5.12%)
   Akron Bath Copley, Ohio JT TWP
     Hospital District Rev. Hospital
     Facilities, Summa Health
     Systems, Series A;
     5.38%; 11/15/2018                 $5,760,000  $ 4,773,600
     5.38%; 11/15/2024                 1,000,000       798,750
   Lorain County, Ohio Hospital Ref.
     Bonds, Humility Mary Health
     Care, Series A; 5.90%; 12/15/2008 3,270,000     3,400,800

                                                     8,973,150
Oklahoma (1.40%)
   Tulsa Industrial Authority Rev. Bonds,
     St. John Medical Center Project,
     Series 1994;
     6.25%; 2/15/2014                  1,280,000     1,377,600
     6.25%; 2/15/2017                  1,000,000     1,076,250

                                                     2,453,850
Rhode Island (1.74%)
   Rhode Island State Industrial Fac.
     Corp. Marine Term Rev. Bonds,
     Mobil Oil Refining;
     6.00%; 11/1/2014                  2,900,000     3,041,375

South Carolina (5.33%)
   Darlington County, South Carolina
     Pollution Control Rev. Bonds for
     Carolina Power & Light;
     6.60%; 11/1/2010                  1,000,000     1,053,750
   Greenville Hospital System,
     South Carolina Hospital Fac.
     Rev. Ref. Bonds;  6.00%; 5/1/2020   230,000       233,737
     Series C; 5.50%; 5/1/2016         2,500,000     2,406,250
   Oconee County, South Carolina
     Pollution Control Rev. Ref. Bonds,
     Duke Energy Corp. Project, Series
     1993; 5.80%; 4/1/2014             2,000,000     2,015,000
   York County, South Carolina Exempt
     Fac. Industrial Rev. Bonds for
     Hoechst Celanese Project,
     Series 1994; 5.70%; 1/1/2024      2,000,000     1,795,000
   York County, South Carolina Pollution
     Control Rev. Bonds, Bowater, Inc.
     Project; 7.63%; 3/1/2006          1,700,000     1,833,875

                                                     9,337,612
South Dakota (0.59%)
   Pennington County, South Dakota
     Pollution Control Rev. Ref. Bonds
     for Black Hills Power & Light Co.
     Project; 6.70%; 6/1/2010          1,000,000     1,038,750

Tennessee (1.70%)
   County of Louden, Tennessee Industrial
     Dev. Solid Waste; 6.20%; 2/1/2023 2,950,000     2,983,187

Texas (12.31%)
   Brazos River Authority, Texas Rev.
     Industrial Bonds Project-A Houston
     Industries, Inc.; 5.13%; 5/1/2019 $2,000,000  $ 1,882,500
   Cass County, Texas Industrial
     Dev. Corp. Pollution Control
     Rev. Bonds for International
     Paper Co., Series B;
     5.35%; 4/1/2012                   3,750,000     3,646,875
   Guadalupe-Blanco River Authority,
     Texas Industrial Dev. Corp.
     Pollution  Control Rev.,
     EI Dupont de Nemours,
     1982 Series A; 6.35%; 7/1/2022    2,500,000     2,603,125
     Gulf Coast Waste Disposal Authority
     Texas Waste Disposal Rev., Valero
     Energy Corp. Project;
     5.70%; 4/1/2032                   2,000,000     1,740,000
   IDC Port of Corpus Christi Rev. Ref.
     Bonds, Port Fac. Rev. Bonds,
     Valero Energy Corp.;
     .13%; 4/1/2009                    1,000,000       921,250
   IDC Port of Corpus Christi Rev. Ref.
     Bonds, Valero Refining & Marketing
     Co. Project; 5.40%; 4/1/2018      2,000,000     1,770,000
   Milam County, Texas Industrial Dev.
     Corp. Pollution Control Rev. Ref.
     Bonds, Alcoa Project;
     5.65%; 12/1/2012                  2,000,000     2,020,000
   Red River Authority, Texas Pollution
     Control Rev. Bonds, Hoechst
     Celanese Corp. Project;
     5.20%; 5/1/2007                   2,825,000     2,754,375
   San Antonio Texas Electric & Gas,
     Series A; 4.50%; 2/1/2021         3,715,000     3,157,750
   Tarrant County, Texas Health Fac.
     Dev. Corp., Harris Methodist Health
     System Rev. Bonds;
     5.90%; 9/1/2006                   1,000,000     1,065,000

                                                    21,560,875
Virginia (1.28%)
   Bedford County, Virginia Industrial Dev.
     Nekoosa Packing Corp., Georgia
     Pacific; 5.60%; 12/1/2025         2,500,000     2,240,625

Washington (2.56%)
   City of Seattle, Washington Municipal
     Light & Power Rev. Bonds;
     1993; 5.10%; 11/1/2005            1,950,000     1,993,875
     5.00%; 7/1/2018                   1,225,000     1,143,844
     1998; 4.88%; 6/1/2021             1,500,000     1,338,750

                                                     4,476,469
West Virginia (6.67%)
   Braxton County, West Virginia Solid
     Waste Disposal Rev. Weyerhaeuser
     Co.; 5.40%; 5/1/2025              2,000,000     1,797,500
   Marshall County, West Virginia
     Pollution Control Rev. Bonds
     for Ohio Power Co. Project,
     Series C; 6.85%; 6/1/2022         1,200,000     1,242,000
     Series D; 5.90%; 4/1/2022         4,500,000     4,545,000
   Pleasants County, West Virgina
     Pollution Control Rev. Bonds
     for Potomac Edison Co.;
     6.15%; 5/1/2015                   $2,000,000  $ 2,057,500
   Putnam County, West Virginia
     Pollution Control Rev. Bonds for
     Appalachian Power Co. Project,
     Series C; 6.60%; 7/1/2019         2,000,000     2,035,000

                                                    11,677,000
Wisconsin (3.26%)
   Kaukauna, Wisconsin Pollution
     Control Rev. Ref. Bonds for
     International Paper Co. Project,
     Series A;  5.40%; 5/1/2004        3,610,000     3,641,587
   Wisconsin Health & Educational
     Fac. Authority Rev. Bonds for
     Franciscan Skemp Medical
     Center, Inc., Series 1995;
     5.88%; 11/15/2010                 1,000,000     1,023,750
     6.13%; 11/15/2015                 1,000,000     1,040,000

                                                     5,705,337


                Total Long-Term Tax-Exempt Bonds   170,670,203


                                         Shares
                                          Held          Value


Other (0.69%)

   Municipal Fund for Temporary
     Investment - Munifund Provident
     Institutional Funds               1,200,000   $ 1,200,000


            Total Portfolio Investments (98.15%)   171,870,203



Cash, receivables and other assets,
   net of liabilities (1.85%)                        3,245,829


                      Total Net Assets (100.00%)  $175,116,032

(a)  Restricted security - See Note 4 to the financial statements.


FINANCIAL HIGHLIGHTS

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL BOND FUND, INC.(a)
-------------------------
Class A shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period                          $10.66       $11.59      $11.44        $11.17      $11.42
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .72          .70         .71           .75         .76
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.40)        (.91)        .16           .33        (.25)

                        Total from Investment Operations         .32         (.21)        .87          1.08         .51

Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.73)        (.69)       (.72)         (.81)       (.76)

   Excess Distributions from Capital Gains(h)  .........          --         (.03)        --           --            --

                       Total Dividends and Distributions        (.73)        (.72)       (.72)         (.81)       (.76)


Net Asset Value, End of Period...........................     $10.25       $10.66      $11.59        $11.44      $11.17



Total Return(c) .........................................      3.23%      (1.92)%        7.76%       10.15%        4.74%
 Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $124,630     $145,975     $148,081     $126,427     $113,437
   Ratio of Expenses to Average Net Assets(b)    ........      1.06%        1.04%         .95%         .95%         .95%
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.96%        6.25%        6.19%        6.70%        6.85%
   Portfolio Turnover Rate...............................      60.7%        48.9%        15.2%        12.8%         3.4%


PRINCIPAL BOND FUND, INC.(a)
-------------------------
Class B shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period                          $10.65       $11.58      $11.42        $11.15      $11.41
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .64          .61         .63           .67         .67
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.39)        (.91)        .16           .31        (.25)

                        Total from Investment Operations         .25         (.30)        .79           .98         .42

Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.66)        (.60)       (.63)         (.71)       (.68)

   Excess Distributions from Capital Gains(h)   .........       --           (.03)       --            --          --

                       Total Dividends and Distributions        (.66)        (.63)       (.63)         (.71)       (.68)

Net Asset Value, End of Period...........................     $10.24       $10.65      $11.58        $11.42      $11.15



Total Return(c)  ........................................      2.45%      (2.68)%        7.04%        9.20%        3.91%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $22,577      $25,451      $22,466      $13,403       $7,976
   Ratio of Expenses to Average Net Assets(b)    ........      1.85%        1.79%        1.67%        1.70%        1.69%
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.16%        5.50%        5.45%        5.92%        6.14%
   Portfolio Turnover Rate...............................      60.7%        48.9%        15.2%        12.8%         3.4%



PRINCIPAL BOND FUND, INC.(a)
-------------------------
Class C shares                                                 2000         1999(f)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.....................     $10.66       $10.90
Income from Investment Operations:
   Net Investment Income.................................        .52          .20
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.40)        (.24)

                        Total from Investment Operations         .12         (.04)
Less Dividends from Net Investment Income................       (.64)        (.20)



Net Asset Value, End of Period...........................     $10.14       $10.66



Total Return(c)  ........................................      1.22%       (.40)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............       $696         $271
   Ratio of Expenses to Average Net Assets...............      3.13%        1.84%(e)
   Ratio of Net Investment Income to
     Average Net Assets   ...............................      4.89%        5.81%(e)
   Portfolio Turnover Rate  .............................      60.7%        48.9%(e)

PRINCIPAL BOND FUND, INC.(a)
-------------------------
Class R shares                                                 2000         1999         1998         1997        1996(g)
-----------------------------------------------------------------------------------------------------------       ----
Net Asset Value, Beginning of Period.....................     $10.67       $11.59      $11.43        $11.16      $11.27
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .68          .63         .63           .71         .51
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.39)        (.90)        .16           .30        (.13)

                        Total from Investment Operations         .29         (.27)        .79          1.01         .38

Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.68)        (.62)       (.63)         (.74)       (.49)

   Excess Distributions from Capital Gains(h)   .........       --           (.03)       --            --          --

                       Total Dividends and Distributions        (.68)        (.65)       (.63)         (.74)       (.49)


Net Asset Value, End of Period...........................     $10.28       $10.67      $11.59        $11.43      $11.16



Total Return.............................................      2.85%      (2.45)%        7.05%        9.49%        3.75%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $16,071      $16,096      $12,196       $5,976         $525
   Ratio of Expenses to Average Net Assets(b)    ........      1.48%        1.61%        1.45%        1.45%        1.28%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.54%        5.68%        5.66%        6.11%        6.51%(e)
   Portfolio Turnover Rate...............................      60.7%        48.9%        15.2%        12.8%         3.4%(e)



FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
-------------------------------------------------
Class A shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period.....................     $11.10       $11.63      $11.51        $11.26      $11.31
Income from Investment Operations:
   Net Investment Income.................................        .68          .69         .70           .70         .70
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................        .07         (.52)        .12           .29        (.05)

                        Total from Investment Operations         .75          .17         .82           .99         .65

Less Dividends from Net Investment Income................       (.67)        (.70)       (.70)         (.74)       (.70)



Net Asset Value, End of Period...........................     $11.18       $11.10      $11.63        $11.51      $11.26



Total Return(c)  ........................................      7.09%        1.47%        7.38%        9.23%        6.06%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $213,114     $237,811     $251,455     $249,832     $259,029
   Ratio of Expenses to Average Net Assets...............       .94%         .89%         .86%         .84%         .81%
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.14%        6.04%        6.07%        6.19%        6.31%
   Portfolio Turnover Rate...............................       6.9%        19.4%        17.1%        10.8%        25.9%


PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
-------------------------------------------------
Class B shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period.....................     $11.05       $11.60      $11.50        $11.23      $11.29
Income from Investment Operations:
   Net Investment Income.................................        .58          .61         .62           .64         .61
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................        .09         (.54)        .12           .29        (.05)

                        Total from Investment Operations         .67          .07         .74           .93         .56

Less Dividends from Net Investment Income................       (.59)        (.62)       (.64)         (.66)       (.62)



Net Asset Value, End of Period...........................     $11.13       $11.05      $11.60        $11.50      $11.23



Total Return(c)  ........................................      6.32%         .65%        6.60%        8.65%        5.17%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $27,395      $29,751      $24,370      $15,431      $11,586
   Ratio of Expenses to Average Net Assets...............      1.75%        1.63%        1.57%        1.39%        1.60%
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.33%        5.30%        5.43%        5.63%        5.53%
   Portfolio Turnover Rate...............................       6.9%        19.4%        17.1%        10.8%        25.9%



PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
-------------------------------------------------
Class C shares                                                 2000         1999(f)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.....................     $11.10       $11.17
Income from Investment Operations:
   Net Investment Income.................................        .50          .19
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................        .08         (.07)

                        Total from Investment Operations         .58          .12
Less Dividends from Net Investment Income................       (.58)        (.19)




Net Asset Value, End of Period...........................     $11.10       $11.10



Total Return(c)  ........................................      5.41%        1.11%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............     $1,030         $332
Ratio of Expenses to Average Net Assets..................      2.64%        1.73%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      4.42%        5.29%(e)
   Portfolio Turnover Rate...............................       6.9%        19.4%(e)


PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
-------------------------------------------------
Class R shares                                                 2000         1999         1998         1997        1996(g)
-----------------------------------------------------------------------------------------------------------       ----
Net Asset Value, Beginning of Period.....................     $11.03       $11.55      $11.42        $11.21      $11.27
Income from Investment Operations:
   Net Investment Income.................................        .62          .61         .61           .64         .47
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................        .08         (.52)        .13           .24        (.08)

                        Total from Investment Operations         .70          .09         .74           .88         .39

Less Dividends from Net Investment Income................       (.61)        (.61)       (.61)         (.67)       (.45)



Net Asset Value, End of Period...........................     $11.12       $11.03      $11.55        $11.42      $11.21



Total Return.............................................      6.63%         .78%        6.66%        8.19%        3.76%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $12,976      $11,539       $8,156       $4,152         $481
   Ratio of Expenses to Average Net Assets...............      1.40%        1.53%        1.64%        1.79%        1.18%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.67%        5.40%        5.39%        5.21%        5.84%(e)
   Portfolio Turnover Rate...............................       6.9%        19.4%        17.1%        10.8%        25.9%(e)


FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as oted):

PRINCIPAL HIGH YIELD FUND, INC.(a)
-------------------------------
Class A shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period.....................      $7.21        $7.63       $8.52         $8.27       $8.06
Income from Investment Operations:
   Net Investment Income.................................        .60          .63         .64           .67         .68
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.81)        (.41)       (.88)          .31         .23

                        Total from Investment Operations        (.21)         .22        (.24)          .98         .91

Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.57)        (.63)       (.64)         (.73)       (.70)

   Dividends in Excess of Net Investment Income(h)              (.07)        (.01)       (.01)         --            --

                       Total Dividends and Distributions        (.64)        (.64)       (.65)         (.73)       (.70)




Net Asset Value, End of Period...........................      $6.36        $7.21       $7.63         $8.52       $8.27



Total Return(c)  ........................................    (3.12)%        2.81%      (3.18)%       12.33%       11.88%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $22,869      $30,065      $33,474      $38,239      $28,432
   Ratio of Expenses to Average Net Assets...............      1.44%        1.31%        1.40%        1.22%        1.26%
   Ratio of Net Investment Income to
     Average Net Assets..................................      8.71%        8.23%        7.71%        7.99%        8.49%
   Portfolio Turnover Rate...............................     152.6%        86.1%        65.9%        39.2%        18.8%


PRINCIPAL HIGH YIELD FUND, INC.(a)
-------------------------------
Class B shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period.....................      $7.17        $7.59       $8.47         $8.22       $8.05
Income from Investment Operations:
   Net Investment Income.................................        .53          .57         .57           .62         .60
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.80)        (.41)       (.87)          .28         .20

                        Total from Investment Operations        (.27)         .16        (.30)          .90         .80

Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.52)        (.57)       (.57)         (.65)       (.63)

   Dividends in Excess of Net Investment Income(h)              (.07)        (.01)       (.01)          --            --

                       Total Dividends and Distributions        (.59)        (.58)       (.58)         (.65)       (.63)

Net Asset Value, End of Period...........................      $6.31        $7.17       $7.59         $8.47       $8.22



Total Return(c)  ........................................    (4.04)%        2.02%      (3.93)%       11.31%       10.46%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............     $5,586       $7,467       $8,527       $6,558       $2,113
   Ratio of Expenses to Average Net Assets...............      2.25%        1.99%        2.34%        2.13%        2.38%
   Ratio of Net Investment Income to
     Average Net Assets..................................      7.89%        7.55%        6.78%        7.03%        7.39%
   Portfolio Turnover Rate...............................     152.6%        86.1%        65.9%        39.2%        18.8%



PRINCIPAL HIGH YIELD FUND, INC.(a)
-------------------------------
Class C shares                                                 2000         1999(f)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.....................      $7.22        $7.48
Income from Investment Operations:
   Net Investment Income.................................        .35          .18
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.80)        (.25)

                        Total from Investment Operations        (.45)        (.07)
Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.52)        (.18)

   Dividends in Excess of Net Investment Income(h)    (.06)     (.01)

                       Total Dividends and Distributions        (.58)        (.19)

Net Asset Value, End of Period...........................      $6.19        $7.22



Total Return(c)  ........................................    (6.64)%       (.99)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............       $250         $182
   Ratio of Expenses to Average Net Assets...............      5.16%        2.01%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      4.97%        7.15%(e)
   Portfolio Turnover Rate...............................     152.6%        86.1%(e)


PRINCIPAL HIGH YIELD FUND, INC.(a)
-------------------------------
Class R shares                                                 2000         1999         1998         1997        1996(g)
-----------------------------------------------------------------------------------------------------------       ----
Net Asset Value, Beginning of Period.....................      $7.08        $7.51       $8.40         $8.20       $8.21
Income from Investment Operations:
   Net Investment Income.................................        .54          .56         .57           .62         .46
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.79)        (.40)       (.87)          .26        (.03)

                        Total from Investment Operations        (.25)         .16        (.30)          .88         .43

Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.53)        (.56)       (.58)         (.68)       (.44)

   Dividends in Excess of Net Investment Income(h)              (.07)        (.03)       (.01)          --          --

                       Total Dividends and Distributions        (.60)        (.59)       (.59)         (.68)       (.44)


Net Asset Value, End of Period...........................      $6.23        $7.08       $7.51         $8.40       $8.20



Total Return.............................................    (3.78)%        2.01%      (3.97)%       11.14%        5.60%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............     $2,139       $2,598       $2,734       $1,961         $124
   Ratio of Expenses to Average Net Assets...............      2.02%        2.09%        2.28%        2.42%        1.59%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      8.14%        7.43%        6.84%        6.70%        7.84%(e)
   Portfolio Turnover Rate...............................     152.6%        86.1%        65.9%        39.2%        18.8%(e)

PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
--------------------------------------
Class A shares                                                 2000         1999         1998         1997        1996(i)
-----------------------------------------------------------------------------------------------------------       ----
Net Asset Value, Beginning of Period.....................      $9.54        $9.93       $9.88         $9.89       $9.90
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .59          .57         .57           .61         .38
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.05)        (.39)        .06           .03        (.04)

                        Total from Investment Operations         .54          .18         .63           .64         .34

Less Dividends from Net Investment Income................       (.58)        (.57)       (.58)         (.65)       (.35)



Net Asset Value, End of Period...........................      $9.50        $9.54       $9.93         $9.88       $9.89



Total Return(c)  ........................................      5.94%        1.83%        6.57%        6.75%        3.62%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $25,183      $27,096      $27,632      $20,567      $17,249
   Ratio of Expenses to Average Net Assets(b)    ........       .99%        1.00%         .82%         .90%         .89%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.16%        5.76%        5.86%        6.20%        6.01%(e)
   Portfolio Turnover Rate...............................      31.5%        20.9%        23.8%        17.4%        16.5%(e)


PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
--------------------------------------
Class B shares                                                 2000         1999         1998         1997        1996(i)
-----------------------------------------------------------------------------------------------------------       ----
Net Asset Value, Beginning of Period.....................      $9.60        $9.98       $9.90         $9.89       $9.90
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .55          .52         .54           .56         .36
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.02)        (.39)        .06           .04        (.05)

                        Total from Investment Operations         .53          .13         .60           .60         .31

Less Dividends from Net Investment Income................       (.53)        (.51)       (.54)         (.59)       (.32)


Net Asset Value, End of Period...........................      $9.60        $9.60       $9.98         $9.90       $9.89



Total Return(c)  ........................................      5.69%        1.29%        6.24%        6.31%        3.32%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $3,291        $2,696       $1,705         $625         $112
   Ratio of Expenses to Average Net Assets(b)    ........      1.34%        1.35%        1.22%        1.24%        1.15%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.81%        5.41%        5.44%        5.84%        5.75%(e)
   Portfolio Turnover Rate...............................      31.5%        20.9%        23.8%        17.4%        16.5%(e)



PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
--------------------------------------
Class C shares                                                 2000         1999(f)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.....................      $9.56        $9.64
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .55          .16
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.02)        (.08)

                        Total from Investment Operations         .53          .08
Less Dividends from Net Investment Income................       (.51)        (.16)


Net Asset Value, End of Period...........................      $9.58        $9.56


Total Return(c)  ........................................      5.72%          .84(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............       $524         $350
   Ratio of Expenses to Average Net Assets(b)    ........      1.34%        1.34%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.81%        5.52%(e)
   Portfolio Turnover Rate...............................      31.5%        20.9%(e)


PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
--------------------------------------
Class R shares                                                 2000         1999         1998         1997        1996(g)
-----------------------------------------------------------------------------------------------------------       ----

Net Asset Value, Beginning of Period.....................      $9.55        $9.93       $9.85         $9.88       $9.90
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .52          .50         .52           .54         .36
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.03)        (.39)        .07           .03        (.06)

                        Total from Investment Operations         .50          .11         .59           .57         .30

Less Dividends from Net Investment Income................       (.51)        (.49)       (.51)         (.60)       (.32)





Net Asset Value, End of Period...........................      $9.54        $9.55       $9.93         $9.85       $9.88



Total Return.............................................      5.38%        1.13%        6.12%        6.01%        3.24%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............     $4,934       $3,276       $2,034         $606          $83
   Ratio of Expenses to Average Net Assets(b)    ........      1.59%        1.41%        1.44%        1.48%        1.40%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.58%        5.35%        5.21%        5.60%        5.64%(e)
   Portfolio Turnover Rate...............................      31.5%        20.9%        23.8%        17.4%        16.5%(e)



PRINCIPAL TAX-EXEMPT BOND FUND, INC.(a)
------------------------------------
Class A shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period.....................     $11.69       $12.59      $12.38        $12.04      $11.98
Income from Investment Operations:
   Net Investment Income.................................        .59          .60         .60           .63         .64
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................        .06         (.90)        .22           .39         .07

                        Total from Investment Operations         .65         (.30)        .82          1.02         .71

Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.58)        (.59)       (.61)         (.68)       (.65)
---
   Distributions from Capital Gains......................       (.11)        (.01)       --            --          --


                       Total Dividends and Distributions        (.69)        (.60)       (.61)         (.68)       (.65)


Net Asset Value, End of Period...........................     $11.65       $11.69      $12.59        $12.38      $12.04



Total Return(c)  ........................................      5.81%      (2.51)%        6.76%        8.71%        6.08%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $163,846     $186,973     $204,865     $193,007     $187,180
   Ratio of Expenses to Average Net Assets...............       .88%         .80%         .83%         .79%         .78%
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.12%        4.84%        4.83%        5.14%        5.34%
   Portfolio Turnover Rate...............................       7.6%        15.6%         6.6%         8.9%         9.8%


PRINCIPAL TAX-EXEMPT BOND FUND, INC.(a)
------------------------------------
Class B shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period.....................     $11.70       $12.59      $12.39        $12.02      $11.96
Income from Investment Operations:
   Net Investment Income.................................        .57          .53         .53           .55         .55
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................        .07         (.89)        .20           .40         .06

                        Total from Investment Operations         .64         (.36)        .73           .95         .61

Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.52)        (.52)       (.53)         (.58)       (.55)
---
   Distributions from Capital Gains......................       (.11)        (.01)       --           --            --

                       Total Dividends and Distributions        (.63)        (.53)       (.53)        (.58)        (.55)


Net Asset Value, End of Period...........................     $11.71       $11.70      $12.59        $12.39      $12.02



Total Return(c)  ........................................      5.69%      (3.01)%        6.01%        8.08%        5.23%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $10,744      $11,480      $11,419       $7,783       $5,794
   Ratio of Expenses to Average Net Assets...............      1.37%        1.32%        1.43%        1.45%        1.52%
   Ratio of Net Investment Income to
     Average Net Assets..................................      4.60%        4.32%        4.22%        4.46%        4.59%
   Portfolio Turnover Rate...............................       7.6%        15.6%         6.6%         8.9%         9.8%



PRINCIPAL TAX-EXEMPT BOND FUND, INC.(a)
------------------------------------
Class C shares                                                 2000         1999(f)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.....................     $11.69       $12.16
Income from Investment Operations:
   Net Investment Income.................................        .36          .16
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.05)        (.47)

                        Total from Investment Operations         .41         (.31)

Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.47)        (.16)

   Distributions from Capital Gains......................       (.11)        --

                       Total Dividends and Distributions        (.58)        (.16)


Net Asset Value, End of Period...........................     $11.52       $11.69



Total Return(c)  ........................................      3.63%      (2.59)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............       $526         $136
   Ratio of Expenses to Average Net Assets...............      3.14%        1.78%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      2.83%        3.96%(e)
   Portfolio Turnover Rate...............................       7.6%        15.6%(e)



January  1, 1998,  the  following  changes  were made to the names of the Income
Funds:

Former Fund Name                                 New Fund Name
-----------------                                -------------
Princor Bond Fund, Inc.                          Principal Bond Fund, Inc.
Princor Government Securites Income Fund, Inc.   Principal Government Securities Income Fund, Inc.
Princor High Yield Fund, Inc.                    Principal High Yield Fund, Inc.
Princor Limited Term Bond Fund, Inc.             Principal Limited Term Bond Fund, Inc.
Princor Tax-Exempt Bond Fund, Inc.               Principal Tax-Exempt Bond Fund, Inc.

(b) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                                   Year Ended
                                                    October 31,        Per Share        Ratio of Expenses
                                                      Except        Net Investment       to Average Net         Amount
                                                     as Noted           Income               Assets             Waived


         Principal Bond Fund, Inc.:*
              Class A                                 1998                $.70               1.04%             $121,092
                                                      1997                 .74                .98                41,256
                                                      1996                 .76                .97                22,536

              Class B                                 1998                 .62               1.81                26,130
                                                      1997                 .66               1.79                 8,982
                                                      1996                 .67               1.79                 5,874

              Class R                                 1998                 .61               1.72                25,144
                                                      1997                 .69               1.78                10,427
                                                      1996(g)              .51               1.28(e)                  3

         Principal Limited Term Bond Fund, Inc.:
              Class A                                 2000                 .57               1.20                51,056
                                                      1999                 .55               1.14                40,285
                                                      1998                 .55               1.13                76,952
                                                      1997                 .59               1.15                46,271
                                                      1996(i)              .37               1.16(e)             22,716

              Class B                                 2000                 .50               1.93                17,484
                                                      1999                 .47               1.92                14,004
                                                      1998                 .47               2.36                11,537
                                                      1997                 .46               3.82                 6,528
                                                      1996(i)              .34               1.94(e)                259

              Class C                                 2000                 .42               2.87                 6,761
                                                      1999(f)              .15               2.05(e)                488

              Class R                                 2000                 .49               1.94                13,973
                                                      1999                 .46               2.02                11,951
                                                      1998                 .46               2.22                11,781
                                                      1997                 .43               2.95                 6,831
                                                      1996(g)              .35               1.79(e)                 60

         *    The Manager ceased its waiver of expenses for Principal Bond Fund, Inc. on October 31, 1998.


(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f) Period from June 30, 1999, date Class C shares first offered to the public and the date of the initial purchase of Class C shares by Principal Life Insurance Company, through October 31, 1999.

(g) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. The Income Funds' Class R shares recognized no net investment income for the period from the initial purchase by Principal Management Corporation of Class R shares on February 27, 1996 through February 28, 1996. Certain of the Income Funds' Class R shares incurred unrealized losses on investments during the initial interim period as follows. This represents Class R share activities of each fund prior to the initial offering of Class R shares:

                                                              Per Share
                                                          Unrealized (Loss)

  Principal Bond Fund, Inc.                                     $(.03)
  Principal Government Securities Income Fund, Inc.              (.03)
  Principal Limited Term Bond Fund, Inc.                         (.02)

(h) Dividends and distributions which exceed investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

(i) Period from February 29, 1996, date shares first offered to the public, through October 31, 1996. With respect to Class A shares, net investment income, aggregating $.02 per share for the period from the initial purchase of shares on February 13, 1996 through February 28, 1996, was recognized, none of which was distributed to its sole shareholder, Principal Life Insurance Company during the period. Additionally, Class A shares incurred unrealized losses on investments of $.12 per share during the initial interim period. With respect to Class B shares, no net investment income was recognized for the period from initial purchase of shares on February 27, 1996 through February 28, 1996. Additionally, Class B shares incurred unrealized losses on investments of $.02 per share during the initial interim period. This represents Class A share and Class B share activities of the fund prior to the initial public offering of both classes of shares.


October 31, 2000

STATEMENT OF ASSETS AND LIABILITIES


                                                                Principal Cash
                                                                 Management
MONEY MARKET FUND                                                Fund, Inc.






    Assets
    Investment in securities -- at value
       (approximates cost) (Note 1)...........                  $410,085,109
    Cash.............................1,716,090
    Receivables:
       Interest ..............................                       649,020
       Capital Shares sold....................                     2,743,057
    Other assets..............................                        22,918

                                 Total Assets                    415,216,194

    Liabilities
    Accrued expenses..........................                       170,808
    Payables for investment securities purchased                    2,233,657

                            Total Liabilities                      2,404,465


    Net Assets Applicable to
    Outstanding Shares .......................                  $412,811,729



    Net Assets Consist of:
    Capital Stock.............................                 $   4,128,117
    Additional paid-in capital................                   408,683,612


                             Total Net Assets                   $412,811,729



    Capital Stock (par value: $.01 a share):
    Shares authorized.........................                 2,000,000,000

    Net Asset Value Per Share:
    Class A: Net Assets.......................                  $390,154,199
             Shares issued and outstanding....                   390,154,199
             Net asset value per share........                        $1.000



    Class B: Net Assets.......................                    $5,318,112
             Shares issued and outstanding....                     5,318,112
             Net asset value per share(a).....                        $1.000


    Class C: Net Assets.......................                      $558,208
             Shares issued and outstanding....                       558,208
             Net asset value per share(a).....                        $1.000


    Class R: Net Assets.......................                   $16,781,210
             Shares issued and outstanding....                    16,781,210
             Net asset value per share........                        $1.000


(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   See accompanying notes.

Year Ended October 31, 2000, Except as Noted

STATEMENT OF OPERATIONS


                                                                Principal Cash
                                                                Management
MONEY MARKET FUND                                               Fund, Inc.






    Net Investment Income
    Interest income.........................                  $24,445,525

    Expenses:
       Management and investment
          advisory fees (Note 3)............                    1,665,123
       Distribution and shareholder
          servicing fees (Notes 1 and 3)....                      101,487
       Transfer and administrative
          services (Notes 1 and 3)..........                      876,798
       Registration fees (Note 1)...........                       81,508
       Custodian fees.......................                       17,709
       Auditing and legal fees..............                        7,120
       Directors' fees......................                        5,911
       Other................................                       96,213

                              Total Expenses                    2,851,869



                     Net Investment Income                    $21,593,656

   See accompanying notes.

Years Ended October 31, Except as Noted

STATEMENTS OF CHANGES IN NET ASSETS



                                                             Principal Cash
                                                              Management
MONEY MARKET FUND                                             Fund, Inc.




                                                         2000               1999(a)

    Operations
    Net investment income ..................       $  21,593,656       $  15,507,659

    Dividends to Shareholders from Net
    Investment Income:
       Class A..............................         (20,460,940)        (14,771,870)
       Class B..............................            (281,623)           (179,184)
       Class C..............................              (8,675)             (1,121)
       Class R ....................                     (842,418)           (555,484)

                             Total Dividends         (21,593,656)        (15,507,659)

    Capital Share Transactions (Note 4)
    Shares sold:
       Class A..............................         850,515,823         717,610,854
       Class B..............................           7,681,294          10,129,211
       Class C..............................             941,251             131,662
       Class R .....................                  17,794,014          20,194,531

    Class A shares issued in connection with the
       acquisition of Principal Tax-Exempt
       Cash Management Fund, Inc. (Note 6)..              N/A             19,506,825

    Shares issued in reinvestment of dividends:
       Class A..............................          19,480,720          14,313,193
       Class B..............................             264,526             170,825
       Class C..............................               5,028                 222
       Class R ......................                    814,253             536,604

    Shares redeemed:
       Class A..............................        (832,517,131)       (693,673,532)
       Class B..............................          (8,957,837)         (7,572,270)
       Class C..............................            (519,955)              --
       Class R .............................         (17,398,115)        (15,573,852)





                 Net Increase in Net Assets
             from Capital Share Transactions          38,103,871          65,774,273


                              Total Increase          38,103,871          65,774,273

    Net Assets
    Beginning of year.......................         374,707,858         308,933,585

    End of year.............................       $ 412,811,729       $ 374,707,858





    (a).Class C share  information is provided for the period from June 30, 1999
(inception date of class) through October 31, 1999.

   See accompanying notes.



NOTES TO FINANCIAL STATEMENTS


  Principal Cash Management Fund, Inc.

Note 1 -- Significant Accounting Policies

Principal Cash Management Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company and operates in the mutual fund industry.

On June 30, 1999, the initial purchase of Class C shares of the Fund was made by Principal Life Insurance Company. Effective June 30, 1999, the Fund began offering Class C shares to the public.

Shares of the Fund are sold at net asset value; no sales charge applies to purchases of the Fund. Certain purchases of Class A shares of the Fund may be subject to a contingent deferred sales charge ("CDSC") if redeemed within eighteen months of purchase. Class B shares are subject to a declining CDSC on certain redemptions made within six years of purchase. Class C shares are subject to a CDSC on certain redemptions made within twelve months of purchase. Class R shares are not subject to a CDSC. Class B shares, Class C shares and Class R shares bear higher ongoing distribution fees than Class A shares. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), seven years after purchase. Class C shares do not convert into Class A shares. Class R shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), four years after purchase. All classes of shares in the Fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund's Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

The Fund allocates daily all income, expenses (other than class-specific expenses), and realized gains or losses to each class of shares based upon the relative proportion of the number of settled shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class. Principal Cash Management Fund, Inc. class-specific expenses charged to each class during the year ended October 31, 2000, which are included in the corresponding captions of the Statement of Operations, were as follows:

                Distribution and                             Transfer and
           Shareholder Servicing Fees                   Administrative Services                        Registration Fees

    Class A    Class B    Class C    Class R    Class A    Class B    Class C    Class R    Class A    Class B    Class C   Class R

      N/A      $26,385    $2,682     $72,420   $348,562    $7,612       $27      $11,518    $37,331    $8,907     $4,425     $8,253

The Fund values its securities at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund.

The Fund records investment transactions generally on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions. Interest income is recognized on an accrual basis.

The Fund may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the Fund's cash balance to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation (the "Manager"). These balances may be invested in one or more short-term instruments.

The Fund declares all net investment income and any realized gains and losses from investment transactions as dividends daily to shareholders of record as of that day. Dividends to shareholders from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Financial Accounting Standards Board recently approved the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide supercedes a previous version of the AICPA Audit and Accounting Guide for Investment
Companies and Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The Guide is effective for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

The Fund's investments are with various issuers in various industries. The Schedule of Investments contained herein summarizes concentration of credit risk by issuer and industry.


Note 2 -- Federal Income Taxes

No provision for federal income taxes is considered necessary because the Fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes approximates that used for financial reporting purposes.


Note 3 -- Management Agreement and Transactions With Affiliates

The Fund has agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of the Fund's average daily net assets. The annual rate used in this calculation for the Fund is as follows:

                             Net Asset Value of Fund
                                  (in millions)

 First             Next              Next             Next              Over
 $100              $100              $100             $100              $400
 0.50%            0.45%             0.40%            0.35%             0.30%

The Fund also reimburses the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A, Class B and Class C share redemptions. The charge is based on declining rates which for Class A shares begin at .75%, Class B shares at 4.00%, and Class C shares at 1.00% of the lesser of the current market value or the cost of shares being redeemed. The aggregate amount of these charges retained by Princor Financial Services Corporation for the year ended October 31, 2000, was as follows:

 Class A                    Class B                   Class C
 $19,276                    $68,149                     $58

No brokerage commissions were paid by the Fund to affiliated broker dealers during the period.

Note 3 -- Management Agreement and Transactions With Affiliates (Continued)

The Fund bears distribution and shareholder servicing fees with respect to each class computed at an annual rate of the average daily net assets attributable to each class of the Fund. The annual rate will not exceed the following limits:

                                     Class A     Class B    Class C     Class R

   Distribution and Shareholder
     Servicing fees                    N/A       1.00%      1.00%       .75%

Distribution and shareholder servicing fees are paid to Princor Financial Services Corporation. A portion of the fees are subsequently remitted to retail dealers. Pursuant to the distribution agreements for Class B and Class R shares, fees that are unused by the principal underwriter at the end of the fiscal year are returned to the Fund.

At October 31, 2000, Principal Life Insurance Company, subsidiaries of Principal Life Insurance Company, benefit plans sponsored on behalf of Principal Life Insurance Company and several joint ventures (in each of which a subsidiary of Principal Life Insurance Company is a participant) owned Class A and Class C shares of the Fund of 55,745,442 and 100,114, respectively.

Note 4 -- Capital Share Transactions

Transactions in Capital Shares were as follows:

                                                                             Year Ended                  Year Ended
                                                                          October 31, 2000            October 31, 1999

   Shares sold:
     Class A  ................................................              850,515,823                  717,610,854
     Class B   ...............................................                7,681,294                   10,129,211
     Class C   ...............................................                  941,251                      131,662
     Class R  ................................................               17,794,014                   20,194,531
   Class A Shares issued in connection with the acquisition of
     Principal Tax-Exempt Cash Management Fund, Inc. (Note 6)                       N/A                   19,506,825
   Shares issued in reinvestment of dividends:
     Class A   ...............................................               19,480,720                   14,313,193
     Class B   ...............................................                  264,526                      170,825
     Class C   ...............................................                    5,028                          222
     Class R  ................................................                  814,253                      536,604
   Shares redeemed:
     Class A   ...............................................             (832,517,131)                (693,673,532)
     Class B   ...............................................               (8,957,837)                  (7,572,270)
     Class C   ...............................................                 (519,955)                     --
     Class R  ................................................              (17,398,115)                 (15,573,852

                                                 Net Increase                38,103,871                   65,774,273


Note 5 -- Line of Credit

The Fund participates with other funds and portfolios managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the funds to borrow up to $75,000,000 collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund, based on its borrowings, at a rate equal to the Fed Funds Rate plus .50%. Additionally, a commitment fee is charged at the annual rate of .09% on the amount of the line of credit. The commitment fee is allocated among the participating funds and portfolios in proportion to their average net assets during each calendar quarter. At October 31, 2000, the Fund had no outstanding borrowings under the line of credit.


Note 6-- Acquisition of Principal Tax-Exempt Cash Management Fund, Inc.

On April 8, 1999, Principal Cash Management Fund, Inc. acquired all the assets and assumed all the liabilities of Principal Tax-Exempt Cash Management Fund, Inc. pursuant to a plan of acquisition approved by shareholders of Principal Tax-Exempt Cash Management Fund, Inc. on April 7, 1999. The acquisition was accomplished by a tax-free exchange of 19,506,825 Class A shares of Principal Cash Management Fund, Inc. (valued at $19,506,825) for the 19,506,825 shares of Principal Tax-Exempt Cash Management Fund, Inc. outstanding on April 8, 1999. The aggregate net assets of Principal Cash Management Fund, Inc. and Principal Tax-Exempt Cash Management Fund, Inc. immediately before the acquisition were approximately $355,081,000 and $19,507,000, respectively.


SCHEDULE OF INVESTMENTS




PRINCIPAL CASH MANAGEMENT FUND, INC.

                                        Principal
                                         Amount         Value


Commercial Paper (92.65%)

Asset-Backed Securities (20.37%)
   CXC, Inc.;
     6.49%; 11/3/2000                 $3,000,000   $ 2,998,918
     6.49%; 11/3/2000                  2,500,000     2,499,099
     6.50%; 11/16/2000                 3,000,000     2,991,875
     6.50%; 11/20/2000                 1,250,000     1,245,712
     6.49%; 12/5/2000                  2,500,000     2,484,676
     6.48%; 12/7/2000                  2,065,000     2,051,619
     6.48%; 12/14/2000                 2,000,000     1,984,520
     6.49%; 12/15/2000                 2,000,000     1,984,136
     6.55%; 1/22/2001                  2,500,000     2,462,701
   Corporate Asset Funding Co.;
     6.50%; 11/8/2000                  1,460,000     1,458,155
     6.50%; 11/28/2000                 2,500,000     2,487,812
     6.49%; 11/29/2000                 3,000,000     2,984,857
     6.49%; 12/6/2000                  3,000,000     2,981,071
     6.48%; 12/7/2000                  2,000,000     1,987,040
     6.48%; 12/8/2000                  2,000,000     1,986,680
     6.55%; 1/16/2001                  3,000,000     2,958,517
     6.50%; 2/7/2001                   2,000,000     1,964,611
   Corporate Receivables Corp.;
     6.50%; 11/7/2000                  1,500,000     1,498,377
     6.56%; 11/9/2000                  1,000,000       998,542
     6.49%; 11/15/2000                 3,000,000     2,992,428
     6.48%; 12/4/2000                  2,000,000     1,988,120
     6.49%; 12/4/2000                  3,000,000     2,982,152
     6.52%; 1/24/2000                  3,600,000     3,545,232
     6.50%; 2/5/2001                   2,500,000     2,456,667
   Quincy Capital Corp.;
     6.50%; 11/6/2000                  2,725,000     2,722,540
     6.50%; 12/5/2000                  1,015,000     1,008,769
     6.51%; 12/6/2000                  1,115,000     1,107,943
     6.57%; 1/12/2001                  2,500,000     2,467,150
   Receivables Capital Corp.;
     6.49%; 9/11/2000                  2,500,000     2,493,690
     6.54%; 11/1/2000                    500,000       500,000
     6.50%; 11/3/2000                  2,000,000     1,999,278
     6.63%; 11/10/2000                 2,500,000     2,495,856
     6.49%; 11/15/2000                 2,250,000     2,244,321
     6.49%; 12/6/2000                  2,000,000     1,987,381
     6.58%; 1/10/2001                  1,844,000     1,820,407
     6.54%; 1/24/2001                  1,500,000     1,477,145
   Sheffield Receivables Corp.;
     6.49%; 12/20/2000                 2,500,000     2,477,916
   Windmill Funding Corp.;
     6.49%; 12/5/2000                  1,350,000     1,341,725
     6.60%; 1/3/2001                   2,000,000     1,976,900

                                                    84,094,538
Business Credit Institutions (5.54%)
   American Express Credit Corp.;
     6.30%; 7/20/2001                 $2,000,000   $ 1,908,650
   CIT Group Holdings, Inc.;
     6.49%; 11/2/2000                  2,650,000     2,649,522
   Deere (John) BV;
     6.50%; 11/2/2000                  2,500,000     2,499,549
     6.49%; 12/12/2000                 2,500,000     2,481,522
     6.53%; 1/23/2001                  3,000,000     2,954,834
   Deere (John) Credit Ltd.;
     6.55%; 1/9/2001                   2,000,000     1,974,892
   Deere (John) Credit Group PLC;
     6.50%; 11/6/2000                  1,500,000     1,498,646
   General Electric Capital Corp.;
     6.06%; 11/13/2000                   900,000       898,182
     6.54%; 11/2/2000                    670,000       669,878
     6.56%; 11/3/2000                  1,100,000     1,099,599
     6.50%; 11/7/2000                  2,300,000     2,297,508
     6.64%; 3/23/2001                  2,000,000     1,947,618

                                                    22,880,400
Chemicals & Allied Products (1.57%)
   Sinochem American CP, Inc.;
     6.52%; 11/1/2000                  2,000,000     2,000,000
     6.50%; 11/14/2000                 2,500,000     2,494,132
     6.49%; 12/4/2000                  2,000,000     1,988,102

                                                     6,482,234
Combination Utility Services (0.36%)
   South Carolina Fuel Co. Notes;
     6.49%; 11/28/2000                 1,500,000     1,492,699

Commercial Banks (4.78%)
   Bank One Corp.;
     6.50%; 12/13/2000                 1,125,000     1,116,469
     6.50%; 12/20/2000                 2,000,000     1,982,306
     6.40%; 12/20/2000                 1,000,000       991,153
     6.65%; 7/17/2001                  2,000,000     2,000,000
   Bank One, NA Notes;
     7.45%; 5/31/2000                  1,500,000     1,500,000
     7.43%; 5/25/2001                  2,250,000     2,250,000
     6.92%; 8/17/2001                  2,000,000     2,000,000
   Bank of America Corp. Notes;
     6.39%; 5/11/2001                  3,000,000     2,898,292
   Citicorp;
     6.50%; 1/2/2000                   2,500,000     2,499,549
   Wells Fargo & Co.;
     6.50%; 2/1/2001                   2,500,000     2,458,472

                                                    19,696,241
Crude Petroleum & Natural Gas (1.98%)
   Chevron U.K. Investment PLC;
     6.47%; 12/5/2000                  1,750,000     1,739,307
     6.48%; 12/6/2000                  2,000,000     1,987,400
     6.53%; 1/8/2001                   1,500,000     1,481,498
     6.55%; 1/18/2001                  3,000,000     2,957,425

                                                     8,165,630
Crushed & Broken Stone (0.72%)
   Vulcan Materials Co.;
     6.49%; 11/28/2000                 3,000,000     2,985,398

Cutlery, Handtools &
Hardware (3.92%)
   Snap-On, Inc.;
     6.47%; 11/30/2000                $2,500,000   $ 2,486,970
     6.49%; 12/12/2000                 2,000,000     1,985,240
   Stanley Works;
     6.48%; 11/27/2000                 5,000,000     4,976,600
     6.46%; 12/19/2000                 2,500,000     2,478,467
     6.47%; 12/28/2000                 2,545,000     2,518,929
     6.47%; 12/28/2000                 1,765,000     1,746,919

                                                    16,193,125
Electric Services (4.10%)
   Alliant Energy Corp.;
     6.49%; 12/8/2000                  2,000,000     1,986,659
   Florida Power Corp.;
     6.52%; 12/14/2000                 1,600,000     1,587,540
     6.47%; 12/14/2000                 3,000,000     2,976,816
   Kansas City Power & Light;
     6.48%; 12/19/2000                 2,955,000     2,929,469
     6.48%; 12/21/2000                 1,445,000     1,431,995
   Southern California Edison;
     6.48%; 11/8/2000                  2,035,000     2,032,436
     6.48%; 12/5/2000                  2,000,000     1,987,760
     6.56%; 1/10/2001                  2,000,000     1,974,527

                                                    16,907,202
Farm & Garden Machinery (1.67%)
   Caterpillar Financial Services Corp.;
     6.12%; 11/14/2000                   963,000       960,872
     6.44%; 4/5/2001                   2,250,000     2,187,612
   Deere & Co.;
     6.49%; 11/7/2000                  2,250,000     2,247,566
     6.47%; 12/13/2000                 1,500,000     1,488,677

                                                     6,884,727
Federally & Federally Sponsored
Credit (1.68%)
   Private Export Funding Corp.;
     6.60%; 12/12/2000                 1,500,000     1,488,725
     6.61%; 12/7/2000                  3,500,000     3,476,865
     6.46%; 3/29/2001                  2,000,000     1,946,884

                                                     6,912,474
Fire, Marine & Casualty
Insurance (0.60%)
   Allstate Corp.; 6.48%; 12/8/2000    2,500,000     2,483,350

Gas Production & Distribution (0.60%)
   Indiana Gas Co., Inc.;
     6.50%; 12/11/2000                 2,500,000     2,481,944

Investment Offices (0.55%)
   Morgan Stanley Group, Inc.;
     6.48%; 12/18/2000                 2,300,000     2,280,542

Life Insurance (1.08%)
   American General Corp.;
     6.48%; 11/30/2000                 2,000,000     1,989,560
     6.46%; 12/22/2000                 1,760,000     1,743,893
     6.85%; 2/15/2001                    750,000       734,873

                                                     4,468,326
Meat Products (0.62%)
   Heinz HJ Co.;
     6.49%; 11/29/2000                $2,575,000   $ 2,562,002

Miscellaneous Chemical
Products (1.09%)
   Equitable Resources, Inc.;
     6.48%; 12/12/2000                 2,545,000     2,526,218
     6.48%; 12/22/2000                 2,000,000     1,981,640

                                                     4,507,858
Miscellaneous Electrical Equipment &
Supplies (1.87%)
   Motorola, Inc.;
     6.46%; 12/26/2000                 2,000,000     1,980,261
     6.47%; 12/27/2000                 2,500,000     2,474,839
     6.47%; 12/27/2000                 1,400,000     1,385,910
     6.44%; 3/1/2001                   1,900,000     1,859,213

                                                     7,700,223
Miscellaneous Investing (3.68%)
   Delaware Funding Corp.;
     6.50%; 11/6/2000                  1,760,000     1,758,411
     6.49%; 11/13/2000                 3,000,000     2,993,510
     6.50%; 11/17/2000                 3,000,000     2,991,333
     6.49%; 11/22/2000                 3,000,000     2,988,642
     6.48%; 12/15/2000                 2,000,000     1,984,160
     6.48%; 12/22/2000                 2,500,000     2,477,050

                                                    15,193,106
Mortgage Bankers & Brokers (0.48%)
   Countrywide Home Loan, Inc.;
     6.53%; 11/9/2000                  2,000,000     1,997,098

Motor Vehicles & Equipment (3.84%)
   Daimler Chrysler North
     American HDTC;
     6.52%; 11/1/2000                  2,000,000     2,000,000
     6.50%; 11/27/2000                 1,700,000     1,692,019
     6.50%; 11/27/2000                 2,700,000     2,687,325
     6.53%; 11/29/2000                 1,400,000     1,392,890
     6.46%; 11/30/2000                 3,150,000     3,133,608
     6.51%; 2/6/2001                   1,500,000     1,473,689
   Paccar Financial Corp.;
     6.49%; 12/1/2000                 2,0000,000     1,989,183
     6.48%; 12/29/2000                 1,500,000     1,484,340

                                                    15,853,054
Newspapers (1.37%)
   Gannett Co.;
     6.49%; 11/10/2000                 3,000,000     2,995,132
     6.48%; 11/21/2000                 1,900,000     1,893,160
     6.49%; 11/22/2000                   770,000       767,085

                                                     5,655,377
Personal Credit Institutions (6.74%)
   American General Finance Corp.;
     6.67%; 12/4/2000                 $  750,000   $   745,414
   Associates First Capital Corp.;
     6.50%; 11/9/2000                  3,000,000     2,995,667
     6.49%; 11/10/2000                 1,900,000     1,896,917
   Associates First Capital BV;
     6.49%; 12/13/2000                 1,000,000       992,428
     6.47%; 12/1/2000                  3,000,000     2,983,825
   Commoloco, Inc.;
     6.13%; 11/6/2000                  1,000,000       999,149
     6.70%; 11/13/2000                   475,000       473,939
     6.76%; 11/16/2000                   800,000       797,747
     6.47%; 11/17/2000                   700,000       697,987
     6.23%; 11/17/2000                   500,000       498,616
     6.29%; 11/17/2000                 1,000,000       997,204
     6.56%; 11/21/2000                 1,000,000       996,356
     6.58%; 1/10/2001                  1,000,000       987,206
     6.60%; 1/19/2001                  2,700,000     2,660,895
     6.58%; 1/24/2001                  1,000,000       984,647
     6.61%; 1/29/2001                  1,000,000       983,659
     6.53%; 2/12/2001                  1,250,000     1,226,646
     6.47%; 3/5/2001                   1,600,000     1,564,343
   General Motors Acceptance Corp.;
     6.53%; 1/14/2001                  3,000,000     2,958,099
     6.52%; 1/30/2001                  1,420,000     1,396,854

                                                    27,837,598
Petroleum Refining (2.79%)
   Equilon Enterprises LLC;
     6.49%; 11/21/2000                 1,065,000     1,061,160
     6.49%; 11/22/2000                 2,500,000     2,490,535
     6.48%; 11/27/2000                 3,000,000     2,985,960
   Motiva Enterprises LLC;
     6.46%; 12/19/2000                 3,000,000     2,974,160
     6.47%; 12/26/2000                 2,000,000     1,980,231

                                                    11,492,046
Security Brokers & Dealers (8.01%)
   Bear Stearns Cos., Inc.;
     6.48%; 12/18/2000                 2,500,000     2,478,850
     6.54%; 1/11/2001                  3,000,000     2,961,305
     6.54%; 1/26/2001                  3,000,000     2,953,130
   Bemis Co., Inc.;
     6.48%; 11/8/2000                  2,000,000     1,997,480
   Merrill Lynch & Co., Inc.;
     6.48%; 12/15/2000                 2,500,000     2,480,200
     6.55%; 1/12/2001                  2,500,000     2,467,250
   Salomon Smith Barney Holdings, Inc.;
     6.49%; 11/14/2000                 2,500,000     2,494,141
     6.48%; 11/16/2000                 1,400,000     1,396,220
     6.48%; 11/20/2000                 1,790,000     1,783,878
     6.50%; 11/20/2000                 2,000,000     1,993,139
     6.50%; 11/22/2000                 1,000,000       996,208
     6.48%; 12/11/2000                $2,500,000   $ 2,482,000
     6.47%; 12/14/2000                 2,000,000     1,984,544
     6.48%; 12/1/2000                  2,500,000     2,486,500
     6.47%; 12/8/2000                  2,115,000     2,100,936

                                                    33,055,781
Telephone Communication (10.36%)
   AT&T Corp.;
     6.49%; 11/29/2000                 1,920,000     1,910,308
     6.52%; 1/9/2001                   1,545,000     1,525,693
     Notes;
     7.27%; 6/14/2001                  1,500,000     1,500,000
     7.09%; 7/13/2001                  1,000,000     1,000,000
   British Telecommunications PLC;
     6.53%; 11/6/2000                  1,225,000     1,223,889
     6.52%; 11/7/2000                  1,200,000     1,198,696
     6.55%; 11/8/2000                    560,000       559,287
     6.53%; 11/9/2000                  1,510,000     1,507,809
     6.55%; 11/13/2000                 3,000,000     2,993,450
     6.52%; 11/16/2000                 2,915,000     2,907,081
     6.54%; 11/17/2000                 3,675,000     3,664,318
     6.50%; 11/20/2000                 1,560,000     1,554,648
     6.52%; 11/21/2000                 3,000,000     2,989,133
   Verizon Global Funding;
     6.51%; 11/1/2000                  1,400,000     1,400,000
     6.47%; 12/11/2000                 1,875,000     1,861,521
     6.50%; 12/11/2000                   975,000       967,959
     6.47%; 12/13/2000                 3,000,000     2,977,355
     6.49%; 11/14/2000                 2,000,000     1,995,313
     6.50%; 11/20/2000                 1,835,000     1,828,705
     6.47%; 12/18/2000                   930,000       922,144
     6.46%; 12/20/2000                 2,500,000     2,478,018
   Verizon Network Funding;
     6.51%; 11/28/2000                 1,810,000     1,801,163
     6.50%; 11/1/2000                  2,000,000     2,000,000

                                                    42,766,490
Variety Stores (2.28%)
   Target Corp.;
     6.48%; 12/15/2000                 1,760,000     1,746,061
     6.47%; 12/21/2000                 2,000,000     1,982,028
     6.47%; 12/21/2000                 1,735,000     1,719,409
     6.48%; 12/21/2000                 2,015,000     1,996,865
     6.47%; 12/29/2000                 2,000,000     1,979,152

                                                     9,423,515


                          Total Commercial Paper   382,452,978

Bonds (6.69%)

Business Credit Institutions (1.62%)
   CIT Group Holdings, Inc. Notes;
     5.63%; 2/2/2001                     350,000       348,988
     5.80%; 2/26/2001                  1,100,000     1,096,647
     6.00%; 5/8/2001                   1,000,000       993,795
   Deere (John) Capital Corp. Notes;
     7.14%; 6/20/2001                  1,200,000     1,199,711
   General Electric Capital Corp. Notes;
     8.38%; 3/1/2001                     505,000       507,389
     5.92%; 4/3/2001                     450,000       448,280
   International Lease Finance Corp.
     Notes;
     5.88%; 1/15/2001                 $  500,000   $   498,784
     8.88%; 4/15/2001                  1,600,000     1,612,231

                                                     6,705,825
Commercial Banks (0.27%)
   Bank of America Corp.
     Notes; 5.75%; 3/15/2001           1,125,000     1,119,853

Construction & Related
Machinery (0.30%)
   Caterpillar Financial Services Corp.
     Notes; 5.47%; 9/12/2001           1,250,000     1,237,579

Department Stores (0.54%)
   Wal Mart Stores, Inc. Notes;
     5.96%; 6/1/2001                   2,250,000     2,232,436

Personal Credit Institutions (3.11%)
   Associates Corp. of North America
     Notes;
     5.85%; 1/15/2001                    200,000       199,656
     6.75%; 7/15/2001                  2,000,000     1,996,540
   Ford Motor Credit Co. Notes;
     6.25%; 11/8/2000                  1,550,000     1,549,937
     5.75%; 1/25/2001                    750,000       748,004
     7.00%; 9/25/2001                  2,700,000     2,706,348
     5.13%; 10/15/2001                   700,000       689,998
   General Motors Acceptance Corp.
     Notes;
     5.80%; 2/23/2001                    820,000       817,655
     5.95%; 4/20/2001                  1,600,000     1,594,066
     5.63%; 2/15/2001                  1,000,000       996,850
     7.13%; 5/1/2001                   1,205,000     1,206,549
   Household Finance Corp. Notes;
     6.45%; 3/15/2001                    319,000       318,326

                                                    12,823,929
Security Brokers & Dealers (0.85%)
   Merrill Lynch & Co.
     Notes; 6.00%; 1/15/2001           1,700,000     1,696,658
   Morgan Stanley Dean Witter & Co.
     Medium-Term Notes; 5.25%; 2/8/2001  445,000       443,194
     Notes;
     5.75%; 5/8/2000                     835,000       831,797
     9.38%; 6/15/2001                    535,000       540,860

                                                     3,512,509


                                     Total Bonds    27,632,131


            Total Portfolio Investments (99.34%)   410,085,109

Cash, receivables and other assets,
   net of liabilities (0.66%)                        2,726,620


                      Total Net Assets (100.00%)  $412,811,729


FINANCIAL HIGHLIGHTS

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
------------------------------------
Class A shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period....................     $1.000       $1.000       $1.000       $1.000      $1.000
Income from Investment Operations:
   Net Investment Income(b) ............................       .056         .045         .051         .050        .049

                       Total from Investment Operations        .056         .045         .051         .050        .049

Less Dividends From Net Investment Income..............      (.056)       (.045)       (.051)       (.050)      (.049)



                                        Total Dividends       (.056)       (.045)       (.051)       (.050)      (.049)

Net Asset Value, End of Period..........................     $1.000       $1.000       $1.000       $1.000      $1.000




Total Return(c) ........................................      5.71%        4.56%        5.10%        4.96%       5.00%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............   $390,154     $352,675     $294,918     $836,072    $694,962
   Ratio of Expenses to Average Net Assets(b) ..........       .70%         .69%         .56%(f)      .63%        .66%
   Ratio of Net Investment Income to
     Average Net Assets.................................      5.54%        4.45%        5.12%        4.98%       4.88%


PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
------------------------------------
Class B shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ------      ----
Net Asset Value, Beginning of Period....................     $1.000       $1.000       $1.000       $1.000      $1.000
Income from Investment Operations:
   Net Investment Income(b) ............................       .049         .039         .042         .041        .041

                       Total from Investment Operations        .049         .039         .042         .041        .041

Less Dividends from Net Investment Income..............      (.049)       (.039)       (.042)       (.041)      (.041)



                                        Total Dividends       (.049)       (.039)       (.042)       (.041)      (.041)

Net Asset Value, End of Period..........................     $1.000       $1.000       $1.000       $1.000      $1.000



Total Return(c) ........................................      5.01%        4.00%        4.25%        4.05%       4.13%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............     $5,318       $6,330       $3,602         $992        $520
   Ratio of Expenses to Average Net Assets(b) ..........      1.33%        1.19%        1.41%(f)     1.47%       1.50%
   Ratio of Net Investment Income to
     Average Net Assets.................................      4.87%        4.00%        4.23%        4.08%       4.08%


PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
------------------------------------
Class C shares                                                 2000         1999(g)
---------------------------------------------------------------------       ----
Net Asset Value, Beginning of Period....................     $1.000       $1.000
Income from Investment Operations:
   Net Investment Income  ..............................       .032         .010

                       Total from Investment Operations        .032         .010
Less Dividends from Net Investment Income..............      (.032)       (.010)


                                        Total Dividends       (.032)       (.010)

Net Asset Value, End of Period..........................     $1.000       $1.000



Total Return(c) ........................................      3.12%        1.01%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............       $558         $132
   Ratio of Expenses to Average Net Assets ........           3.18%           2.26%(e)
   Ratio of Net Investment Income to
     Average Net Assets.................................      3.21%        3.01%(e)


PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
------------------------------------
Class R shares                                                 2000         1999         1998         1997        1996(h)
---------------------------------------------------------------------------------------------------------- -----------
Net Asset Value, Beginning of Period....................     $1.000       $1.000       $1.000       $1.000      $1.000
Income from Investment Operations:
   Net Investment Income(b) ............................       .051         .040         .046         .044        .030

                       Total from Investment Operations        .051         .040         .046         .044        .030

Less Dividends from Net Investment Income..............      (.051)       (.040)       (.046)       (.044)      (.030)



                                        Total Dividends       (.051)       (.040)       (.046)       (.044)      (.030)

Net Asset Value, End of Period..........................     $1.000       $1.000       $1.000       $1.000      $1.000




Total Return............................................      5.23%        4.04%        4.56%        4.16%       2.97%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............    $16,781      $15,571      $10,414       $4,296      $1,639
   Ratio of Expenses to Average Net Assets(b) ..........      1.15%        1.15%        1.05%(f)     1.26%        .99%(e)
   Ratio of Net Investment Income to
     Average Net Assets.................................      5.09%        3.99%        4.62%        4.40%       4.41%(e)

Notes to Financial Highlights

(a) Effective January 1, 1998, the following change was made to the name of the Money Market Fund:

         Former Fund Name                           New Fund Name
Princor Cash Management Fund, Inc.       Principal Cash Management Fund, Inc.

(b) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the Fund would have had per share net investment income and the ratios of expenses to average net assets as shown:


                Year Ended                         Ratio of
              October 31,         Per Share        Expenses
                Except         Net Investment     to Average          Amount
                as Noted           Income         Net Assets          Waived


 Class A          1998         $.051               .56%         $    --
                  1997          .050                .63              --
                  1996          .049                .67             7,102

 Class B          1998          .041              1.49              1,343
                  1997          .036              2.14              5,492
                  1996          .029              3.94              6,140

 Class R          1998          .046              1.05              --
                  1997          .043              1.34              2,441
                  1996(h)       .030               .99(e)           --

The Manager ceased its waiver of expenses for Principal Cash
Management Fund, Inc. on March 1, 1998.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f) Management fee waivers apply to November 1, 1997 through February 28, 1998.

(g) Period from June 30, 1999, date Class C shares first offered to the public and the date of the initial purchase of Class C shares by Principal Life Insurance Company, through October 31, 1999.

(h) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996.


The Boards of Directors and Shareholders
Principal Balanced Fund, Inc.
Principal Blue Chip Fund, Inc.
Principal Capital Value Fund, Inc.
Principal Growth Fund, Inc.
Principal LargeCap Stock Index Fund, Inc.
Principal MidCap Fund, Inc.
Principal Partners Aggressive Growth Fund, Inc.
Principal Partners LargeCap Growth Fund, Inc.
Principal Partners MidCap Growth Fund, Inc.
Principal Real Estate Fund, Inc.
Principal SmallCap Fund, Inc.
Principal Utilities Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Principal Domestic Growth Funds (comprising, respectively, Principal Balanced Fund, Inc., Principal Blue Chip Fund, Inc., Principal Capital Value Fund, Inc., Principal Growth Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal MidCap Fund, Inc.,
Principal Partners Aggressive Growth Fund, Inc., Principal Partners LargeCap Growth Fund, Inc., Principal Partners MidCap Growth Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc. and Principal Utilities Fund, Inc.), The Principal International Growth Funds (comprising, respectively, Principal European Equity Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc. and Principal Pacific Basin Fund, Inc.), The Principal Income Funds (comprising, respectively, Principal Bond Fund, Inc., Principal Government Securities Income Fund, Inc., Principal High Yield Fund, Inc., Principal Limited Term Bond Fund, Inc. and Principal Tax-Exempt Bond Fund, Inc.) and The Principal Money Market Fund (Principal Cash Management Fund, Inc.) as of October 31, 2000, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

Principal European Equity Fund, Inc.
Principal International Emerging Markets Fund, Inc.
Principal International Fund, Inc.
Principal International SmallCap Fund, Inc.
Principal Pacific Basin Fund, Inc.
Principal Bond Fund, Inc.
Principal Government Securities Income Fund, Inc.
Principal High Yield Fund, Inc.
Principal Limited Term Bond Fund, Inc.
Principal Tax-Exempt Bond Fund, Inc.
Principal Cash Management Fund, Inc.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodians and brokers. As to securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting The Principal Domestic Growth Funds, The Principal International Growth Funds, The Principal Income Funds and The
Principal Money Market Fund at October 31, 2000, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.






/s/ Ernst & Young LLP
Des Moines, Iowa
November 22, 2000


FEDERAL INCOME TAX INFORMATION

Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions shown below. Shareholders should consult a tax advisor on how to report these distributions for state and local purposes.

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) deduction for the year ended October 31, 2000 that qualifies for the dividends received is as follows:

                                                Deductible
                                                Percentage

   Principal Balanced Fund, Inc.                    41%
   Principal Capital Value Fund, Inc.              100%
   Principal LargeCap Stock Index Fund, Inc.       100%
   Principal MidCap Fund, Inc.                       5%
   Principal SmallCap Fund, Inc.                     7%
   Principal Utilities Fund, Inc.                  100%

For federal income tax purposes, the Funds designate long term capital gain dividends for all share classes for the year ended October 31, 2000 as follows:

                                                            Per Share
                                                            Long Term
                                                           Capital Gain
                                                           Distributions

   Principal Balanced Fund, Inc.                             $0.5007
   Principal Blue Chip Fund, Inc.                             0.2859
   Principal Capital Value Fund, Inc.                         2.5293
   Principal Growth Fund, Inc.                                2.4130
   Principal International Fund, Inc.                         1.1444
   Principal International SmallCap Fund, Inc.                0.4504
   Principal MidCap Fund, Inc.                                2.0252
   Principal Tax-Exempt Bond Fund, Inc.                       0.1050
   Principal Utilities Fund, Inc.                             1.1167

Tax-Exempt Dividends
Dividends from the Principal Tax-Exempt Bond Fund, Inc. were exempt from federal income taxation for non-corporate shareholders. Foreign Taxes Paid Principal International Fund makes an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the fund to its shareholders. The total amount of foreign taxes passed through to shareholders for the year ended October 31, 2000 totals $0.0157 per share for Principal International Fund, Inc. This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the information supplied with the 1099 form you receive from the fund's transfer agent.


PRINCIPAL MUTUAL FUNDS

The Principal Mutual Funds provide a choice of investment objectives through Domestic Growth Funds, International Growth Funds, Income Funds and a Money Market Fund. More complete information about any of the Funds, including charges and expenses, is provided in the Funds' prospectus. A free copy is available from Princor Financial Services Corporation, The Principal Financial Group, Des Moines, Iowa 50392-0200 (telephone 1-800-247-4123). Please read it carefully before you invest or send money.

                                             Investment Objective
DOMESTIC GROWTH FUNDS

   Principal Balanced  Fund         To seek the  generation  of a
                                    total return  consisting  of current  income
                                    and  capital   appreciation  while  assuming
                                    reasonable risks in furtherance of this objective.

   Principal Blue Chip Fund         To seek growth of capital and
                                    growth of income by  investing  primarily in
                                    common    stocks   of   well    capitalized,
                                    established companies.

   Principal  Capital Value Fund    To seek long-term capital appreciation and a
                                    secondary objective of growth of investment income.

   Principal Growth Fund            To seek growth of capital with realization
                                    of current income incidental to the
                                    objective of growth of capital.

   Principal LargeCap Stock         To seek  long-term  growth of
   Index Fund                       capital by  investing  in widely held common
                                    stocks representing industrial, financial, utilities and transportation companies.

   Principal MidCap Fund            To seek capital  appreciation  by investing
                                    primarily in securities of emerging and other growth-oriented companies.

   Principal Partners  Aggressive   To seek long-term capital  appreciation
   Growth Fund                      from a portfolio of primarily equity
                                    securities.


   Principal Partners LargeCap      To  seek  long-term  growth  of  capital by
    Growth Fund                     investing primarily in common stocks of
                                    larger capitalization domestic companies.

   Principal  Partners  MidCap      To seek long-term  growth of capital by
   Growth Fund                      investing primarily in medium capitalization
                                    U.S. companies with strong earnings growth potential.

   Principal Real Estate Fund       To seek the  generation  of
                                    total  return  by  investing   primarily  in
                                    equity securities of companies principally engaged in the real estate industry.

   Principal SmallCap  Fund         To seek  long-term  growth of
                                    capital by investing primarily in equity securities of companies with comparatively smaller market capitalizations.

   Principal Utilities  Fund        To seek  current  income and
                                    long-term growth of income and capital by investing primarily in equity and fixed income securities of companies in the public utilities industry.

PRINCIPAL MUTUAL FUNDS (Continued)

INTERNATIONAL GROWTH FUNDS

   Principal European               To seek growth of capital by investing
   Equity Fund                      primarily in equity  securities of companies
                                    domiciled or having their core business
                                    in Europe.

   Principal International          To seek  long-term  growth of capital by
    Emerging Markets Fund           investing primarily in equity  securities
                                    of issuers in emerging market countries.

   Principal International  Fund    To seek long-term growth
                                    of capital by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.

   Principal International          To seek  long-term  growth of capital by
   SmallCap Fund                    investing primarily in equity  securities of
                                    non-United States companies with
                                    comparatively smaller market
                                    capitalizations.

   Principal Pacific Basin Fund     To seek growth of capital by investing
                                    primarily in equity securities of issuers located in the Pacific Basin region, including Japan.


INCOME FUNDS

   Principal Bond Fund              To seek as high a level of income  as is
                                    consistent with preservation of capital and prudent investment risk.

   Principal Government             To seek a high level of current income,
   Securities Income Fund           liquidity and safety of principal.

   Principal                        High Yield Fund To seek high current income.
                                    Capital growth is a secondary objective when consistent with seeking high current income.

   Principal Limited Term           To seek a high  level of current  income
   Bond Fund                        consistent with a  relatively high  level of
                                    principal stability by investing in a
                                    portfolio of securities with a dollar
                                    weighted  average  maturity of five
                                    years or less.

   Principal Tax-Exempt             To seek as high a level of current income
   Bond Fund                        exempt from federal taxation as is
                                    consistent with preservation of capital.


MONEY MARKET FUND

   Principal  Cash                  To seek as high a level  of  current  income
   Management  Fund                 available  from short-term  securities as is
                                    considered consistent with preservation of principal and maintenance of liquidity by investing in a portfolio of money market instruments.